EXHIBIT 10.3

LIMA NOTARY PUBLIC’S ASSOCIATION

Instrument: 10029

Private document: 9708

Index #: 232283

Pages: 73728

MID-TERM LOAN AGREEMENT

Entered into by and between

BANCO INTERNACIONAL DEL PERÚ S.A.A. – INTERBANK

and

CAMPOSOL S.A.

RECITALS:

In the district of Jesus Maria, city of Lima, on this fifth day (05) of the month of September, 2016, EDUARDO LAOS DE LA LAMA, Atty., Notary Public in and for Lima, identified with Peruvian National Identity Card # 07700630 and with Peruvian Taxpayer’s Registration # (R.U.C.) 10077006309, hereby grants this formal public instrument between:

On the one hand: Ms. Hilda Angelica de la Fuente Rodriguez, a Peruvian citizen, originally from the district of Jesus Maria, province of Lima and region of Lima; marital status: married, an executive officer, identified with Peruvian National Id (D.N.I.) # 09336656, with address for purposes hereof at Avenida Carlos Villaran # 140, Urbanización Santa Catalina, district of La Victoria, province and department of Lima, whose identity was verified by performing a biometric clearance of her fingerprint. I hereby attest. She is acting on behalf of and in the name of BANCO INTERNACIONAL DEL PERU S.A.A. – INTERBANK with Peruvian Taxpayer’s Registration # (R.U.C.) 20100053455, with registered address at Avenida Carlos Villaran # 140, Urbanización Santa Catalina, district of La Victoria, province and department of Lima, as per the powers of attorney recorded under Entry # 11009129 of the Book of Companies with the Lima Legal Entities Registry.

Mr. Jose Antonio Gonzales Ramsey, a Peruvian citizen, originally from the district of Miraflores, province of Lima and region of Lima; marital status: married, an executive officer, identified with Peruvian National Id (D.N.I.) # 08885472, with address for purposes hereof at Avenida Carlos Villaran # 140, Urbanización Santa Catalina, district of La Victoria, province and department of Lima, whose identity was verified by performing a biometric clearance of his fingerprint. I hereby attest. He is acting on behalf of and in the name of BANCO INTERNACIONAL DEL PERU S.A.A. – INTERBANK with Peruvian Taxpayer’s Registration # (R.U.C.) 20100053455, with registered address at Avenida Carlos Villaran # 140, Urbanización Santa Catalina, district of La Victoria, province and department of Lima, as per the powers of attorney recorded under Entry # 11009129 of the Book of Companies with the Lima Legal Entities Registry.

On the other hand: Mr. Manuel Salazar Diez Canseco: a Peruvian citizen, originally from the district of Miraflores, province of Lima and region of Lima; marital status: married, a businessman, identified with Peruvian National Id (D.N.I.) # 09395595, with address for purposes hereof at Avenida El Derby # 250, 4th Floor, district of Santiago de Surco, province and department of Lima, whose identity was verified by performing a biometric clearance of his fingerprint. I hereby attest. He is acting on behalf of and in the name of CAMPOSOL S.A. with Peruvian Taxpayer’s Registration # (R.U.C.) 20340584237, having its registered address at El Derby # 250, 4th Floor, district of Santiago de Surco, province and department of Lima, as per the powers of attorney recorded under Entry # 11009728 of the Book of Companies with the Lima Legal Entities Registry.

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Mr. Alejandro Leoncio Arrieta Pongo: a Peruvian citizen, originally from the district of San Miguel de El Faique, province of Huancabamba and region of Piura; marital status: single, a businessman, identified with Peruvian National Id (D.N.I.) # 43945131, with address for purposes hereof at Avenida El Derby # 250, 4th Floor, district of Santiago de Surco, province and department of Lima, whose identity was verified by performing a biometric clearance of his fingerprint. I hereby attest. He is acting on behalf of and in the name of CAMPOSOL S.A. with Peruvian Taxpayer’s Registration # (R.U.C.) 20340584237, having its registered address at El Derby # 250, 4th Floor, district of Santiago de Surco, province and department of Lima, as per the powers of attorney recorded under Entry # 11009728 of the Book of Companies with the Lima Legal Entities Registry.

The Individuals acting in this transaction are fluent in the Spanish language and have the capacity to enter into this transaction, acting with full capacity, freedom, and knowledge of this agreement as I have confirmed. I hereby attest. Such individuals gave me a private document duly signed and certified by an attorney which I have duly filed in my files under the appropriate number and which I transcribe verbatim below:

Private Document

To the Notary Public

Please enter into your record of Public Deeds this Loan Agreement (hereinafter referred to as the “Agreement”) entered into by and between:

BANCO INTERNACIONAL DEL PERU S.A.A. – INTERBANK with Peruvian Taxpayer’s Registration # (hereinafter, R.U.C.) 20100053455, having its registered address at Avenida Carlos Villaran # 140, Urbanización Santa Catalina, district of La Victoria, province and department of Lima, acting through its proxies Ms. Hilda Angelica de la Fuente Rodriguez, identified with Peruvian National Id (hereinafter, D.N.I.) # 09336656 and Mr. Jose Antonio Gonzales Ramsey, identified with Peruvian National Id (D.N.I.) # 08885472, as per the powers of attorney recorded under sections C277 and C282 of Entry # 11009129 of the Book of Companies with the Lima & Callao Legal Entities Registry (hereinafter referred to as “Interbank”), and

CAMPOSOL S.A. with Peruvian Taxpayer’s Registration # (R.U.C.) 20340584237, having its registered address at El Derby # 250, 4th Floor, district of Santiago de Surco, province and department of Lima, acting through its proxies Mr. Manuel Salazar Diez Canseco, identified with Peruvian National Id (D.N.I.) # 09395595 and Mr. Alejandro Leoncio Arrieta Pongo, identified with Peruvian National Id (D.N.I.) # 43945131, as per the powers of attorney recorded under section B00027 of Entry # 11009728 of the Book of Companies with the Lima Legal Entities Registry (hereinafter referred to as the “Borrower”).

Now therefore, in consideration of the mutual covenants, the parties hereby agree under the following terms and conditions:

CHAPTER I: GENERAL PROVISIONS

Clause 1.1 Definitions

Unless otherwise stated herein, the following terms and expressions whenever used in this Agreement shall have the following meanings hereby assigned to them, except where the context otherwise requires:

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Clause 1.1 General Definitions

“Voting Shares” (Acciones con Derecho a Voto) means the shares representing the capital stock, issued by a company or the interests in any other Person, whose holders, in general, in the absence of contingencies, enjoy the right to vote in the election of directors (or otherwise persons performing similar duties) of such Person, including the rights set out in Article 95 of the Companies Act (Ley General de Sociedades) even if the right to vote has been suspended by operation of such contingency.

“Promissory Note Agreement” (Acuerdo de Llenado de Pagaré) shall have the meaning set out in Clause 2.10 below (Loan Representation – Representación del Préstamo).

“Affiliate” (Afiliada) means, with regard to any Person, any other Person who, directly or indirectly, has control over, is controlled by or is under direct or indirect control of the Person and if this Person is an individual, any next of kin (including parents, spouse, children and siblings) of such Person and any trust whose main beneficiary is such individual or one or more members of his family, and any Person who is controlled by such individual or trusted Person.

“Authority” (Autoridad) means in any country or government, any entity performing executive, legislative, judicial or arbitration, municipal, regulatory, or administrative duties of or belonging to government and have jurisdiction on the Persons or subject matters in question, as per the Governing Law.

“2017 Senior Secured Notes” (Bonos 2017) means the senior secured notes to expire on February 02, 2017 at a rate of 9.875% (nine point eight hundred and seventy-five percent) listed with the Luxembourg Stock Exchange.

“2021 Senior Secured Notes” (Bonos 2021) means the senior secured notes to expire on July 15, 2021 at a rate of 10.5% (ten point five percent) listed with the Luxembourg Stock Exchange, whose conditions are laid out in the Indenture dated May 27, 2016.

“Civil Code” (Código Civil) means the Peruvian Civil Code approved by Legislative Decree 295 as amended.

“Structuring Fee” (Comisión de Estructuración) shall have the meaning set out in Clause 2.12.1 below (Structuring Fee – Comisión de Estructuración).

“Commitment Fee” (Comisión de Compromiso) shall have the meaning set out in Clause 2.12.2 below (Commitment Fee – Comisión de Compromiso).

“Accelerated Payment Fee” (Comisión por Pago Anticipado) shall have the meaning set out in Clause 2.12.3 below (Accelerated Payment Fee – Comisión por Pago Anticipado).

“Fees” (Comisiones) means the Structuring Fee and the Commitment Fee together.

“Conditions Precedent to Closing” (Condiciones Precedentes para el Cierre) means the conditions set out in Clause 3.1 below (“Conditions Precedent to Closing”—Condiciones Precedentes para el Cierre).

“Conditions Precedent to Disbursement” (Condiciones Precedentes para el Desembolso) means the conditions set out in Clause 3.2 below (“Conditions Precedent to Disbursement”—Condiciones Precedentes para el Desembolso).

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“Knowledge” (Conocimiento) means, regarding any Person, the knowledge developed by the Chief Executive Officer, the Chief Financial Officer, the Chief Operations Officer, the Chief Technical Officer, the Legal Counsel, or whoever performs similar or like duties even if on a temporary basis of such Person based on diligent work, whether directly or through reports prepared by third Parties, regarding the business, administration, and management of such Person, as well as regarding the status of its assets.

“Agreement” (Contrato) means this Loan Agreement entered into by and between Interbank, on the one hand, and the Borrower, on the other, including its schedules, additional clauses, as well as any amendment, extensions and/or clarifications agreed upon by the Parties in writing in the future.

“Guaranty Agreements” (Contratos de Garantía) means the documents regulating the Guaranties associated with the Loan, including its schedules, additional clauses, as well as any amendment and/or addendum agreed upon by the Parties in writing.

“Control” (including the expressions “Controlled by” and “under Control of”) a Person shall be considered to control another legal entity when:

(i)	It is the owner, directly or indirectly, of over fifty percent (50%) of the voting shares at the shareholders meetings; or

(ii)	Without having over fifty percent (50%) of the voting shares at the shareholders meeting can designate or remove most of the Board of Directors members or other like body; or

(iii)	Holds, directly or indirectly, a representation in its board of directors or like body, in excess of fifty percent (50%) of its members; or

(iv)	By any means not listed above (whether or not contractual) controls the decision-making power of the other Person.

“Early Recovery Costs” (Costes de Ruptura) means the costs to recover the funds incurred by Interbank as a result of the acceleration of the repayment of the Loan made by Borrower and which has to be reimbursed to Interbank by Borrower; such costs shall be calculated by Interbank as the difference between the Compensatory Interest Rate of the Loan (Tasa de Interés Compensatorio del Préstamo) and the average rate for the comparable financing on the date the prepayment is made.

“Repayment Schedule” (Cronograma de Pagos) means the reference schedule attached under Exhibit (1) hereto (Payment Schedule). The Payment Schedule includes the amount of the Loan Installments as well as the Due Dates (Fechas de Pago). The final Payment Schedule shall be prepared by Interbank on the Disbursement Date; such Payment Schedule shall be automatically included in this Agreement from its preparation and Interbank shall inform Borrower thereof within the following five (5) Business Days but before the next Due Date. Notwithstanding the foregoing, Borrower agrees to execute any public and/or private document required by Interbank to show the final Payment Schedule prepared by Interbank.

“Escrow Account” (Cuenta Escrow) means the account managed by Interbank in which the Loan Deposits shall be made if disbursement is made before January 30, 2017.

“Loan Installments” (Cuotas del Préstamo) means the sum of interest and/or amortization of the Principal that Borrower shall pay Interbank on each Due Date based on the Payment Schedule.

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“Affidavit” (Declaración Jurada) means the Affidavit made by the Borrower’s General Manager (CEO) expressing the company’s standing regarding key areas: corporate, company, contractual, regulatory, litigation, tax, employment, among others.

“Disbursement” (Desembolso) means the disbursement of the Loan.

“Business Day” (Día Hábil) means each of the five (5) days of the week beginning on Monday and ending on Friday in which the banks of the city of Lima, Peru, are open to the public in their head offices.

“Distribution” (Distribución) means performing, directly or indirectly, the following: (a) distribution of dividends or profit sharing by Borrower; (b) distribution through purchase, repurchase of shares issued by Company or other interests in Borrower; and/or reducing Borrower’s capital stock; (c) amortization of any loan granted to Borrower by shareholders, partners, Affiliates or Subsidiaries; (d) granting of loans to shareholders, partners, Affiliates or Subsidiaries; or (e) any other type of payment made to Affiliates, Subsidiaries, shareholders or partners of similar nature or force to the ones mentioned in the other subsections of this paragraph.

“Loan Documents” (Documentos del Préstamo) means all of the documents to be made, executed, and delivered, as appropriate, to implement the Loan and guarantee its performance, including this Agreement, the Guaranty Agreements, the certificates with affidavits to be delivered by Borrower in accordance with this Agreement, the Promissory Note, the Promissory Note Agreement, and any other document required by Interbank to implement the Loan.

“Dollar” or “US$” (Dólares o US$) means the lawful currency of the United States of America.

“Materially Adverse Effect” (Efecto Sustancialmente Adverso) means an adverse event which materially and substantially affects (a) the financial and/or economic soundness, operations, businesses, properties, concessions, or prospects of Borrowers and/or Joint Guarantors (Fiadores Solidarios) or (b) the rights or remedies of Interbank under any of the Loan Documents, or (c) the Borrower’s ability to comply with the obligations thereunder, or (d) legality, effectiveness, validity or performance of the obligations undertaken in the Loan Documents or the Borrower’s ability to honor them.

“Related Companies” (Empresas Relacionadas) means all of the companies incorporated on or before the date of execution of the Agreement or to be incorporated in the future and are under Control of the Dyer-Coriat family, including, but not limited to, Camposol Holding Ltd., Campoinca S.A., Marinazul S.A., Pesquera ABC S.A.C., Corporación Refrigerados INY S.A., Domingo Rodas S.A., Pacifico Azul S.A., as well as any other Subsidiary or Affiliate.

“Seafood Related Companies” (Empresas Relacionadas de Seafood) means Marinazul S.A., Pesquera ABC S.A.C., Corporación Refrigerados INY S.A.

“Event of Default” (Evento de Incumplimiento) means each of the events set out in Clause 6.1 below (Events of Default)

“Materially Adverse Event” (Evento Materialmente Adverso) means an event that (a) significantly changes in an adverse manner the financial and capital market conditions or the domestic and/or international financial, political, economic, legal, exchange, banking conditions and/or the political or economic soundness of Peru, or (b) modifies or alters the payment schedule of the Loan, the Compensatory Interest Rate, the Default Interest Rate, the currency used for repaying the Loan or other obligations set out in the Agreement.

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“Closing Date” (Fecha de Cierre) means the date when the Agreement is signed.

“Disbursement Date” (Fecha de Desembolso) means the date when Interbank Disburses the Loan in accordance with Clause 2.3 below (Disbursement Procedure).

“Due Date” (Fecha de Pago) means the dates scheduled for the payment of the Loan Installments, as per the Repayment Schedule.

“Joint Guarantors” (Fiadores Solidarios) means Camposol Holding Ltd, Campoinca S.A., and Marinazul S.A.

“Loan Guarantees” (Garantía del Préstamo) means the guarantees mentioned in Clause 5.1.6 (Pledging and Term of Loan Guarantees).

“Sales Tax” (IGV) means the General Sales Tax governed by the Sales Tax Act as approved by Legislative Decree 821, as amended, extended and/or related thereto.

“Indenture” means the contract regulating the obligations undertaken by the Borrower as issuer or the 2021 Senior Secured Notes executed on May 27, 2016.

“Loan Amount” (Importe de Préstamo) means the amount set out in Clause 2.2 below (Loan Amount)

“Environmental Laws” (Legislación Ambiental) means the laws applicable to health and environmental matters, including, but not limited to, the emission, discharge, storage, transportation, or use of Hazardous Materials, whether solid, liquid or gas; annoying noise; protection of the cultural heritage; protection of the ecosystem, and native and peasant communities, as amended and extended from time to time, as well as any administrative or judicial interpretation thereof.

“Employment Law” (Legislación Laboral) means the laws governing the rights and obligations of the parties to an employment agreement, including legal benefits -among others – compensation, Severance Pay, vacations, bonuses, profits, and perks and benefits resulting from collective bargaining agreements as well as those related to the prohibition of forced labor and child labor. The Employment Law includes supranational rules and regulations created under the International Conventions of the International Labor Organization (ILO) and standards on occupation health, safety and protection of activities considered as highly risky.

“Governing Law” (Ley Aplicable) means the Political Constitution of Peru, any Act, Urgency Decree, Law Decree, Legislative Decree, Supreme Order, and in general any rule or other provision or regulation in force in the Republic of Peru.

“Hazardous Material” (Materiales Riesgosos) means (i) oil, oil derivatives or by-products thereof, greases or fuels, inflammable materials, explosives, radioactive materials, asbestos [Urea-formaldehyde foam insulation (UFFI)], polychlorinated biphenyls (PCBs), and insofar as it is regulated by the Environmental Laws, noises, smells, and vibrations, (ii) all chemical products and materials, substances or wastes labeled as “hazardous substances,” “hazardous waste,” “hazardous materials,” hazardous residues,” “toxic substance,” “toxic pollutants,” “pollutants,” or other words having similar meaning by virtue of the Environmental Laws; and (iii) any other chemical substances, materials, substances, and residues whose discharge, emission, transportation, use, release or exposure could result in liabilities by virtue of the Environmental Laws.

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“Loan Currency” (Moneda del Préstamo) shall be US$.

“Soles” or “S/” means the lawful currency of the Republic of Peru.

“Financial Obligations” (Obligaciones Financieras) means the financial obligations set out in Clause 5.3 below (Financial Obligations)

“Promissory Notes” (Pagaré) means the security issued by the Borrower in favor of Interbank as a result of the execution of this Agreement in accordance with Clause 2.10 below (Loan Representation) and using the form included under Schedule [2] hereto (Promissory Note Form) which is part of this Agreement.

“Party” (Parte) means the Borrower and Interbank and/or any other Person replacing them from time to time or becomes a Party to this Agreement and the Loan Documents, jointly called the “Parties.”

“Interest Period” (Periodo de Intereses) means the period of time that (i) begins on the Disbursement Date or the repayment date, as per the Repayment Schedule; and (ii) ends on the next Due Date; considering that no Interest Period shall exist after the lapsing of the term to pay the whole Loan.

“Availability Period” (Periodo de Disponibilidad) means the period of time starting on the Closing Date and ending with the Disbursement, which may not occur after January 30, 2017.

“Person” (Persona) means any individual or legal entity, de facto or legal association, trust, government agency or the like, whether domestic or foreigner.

“Indemnified Party” (Persona Indemnizable) means Interbank as well as any of its Subsidiaries, Affiliates, and/or directly or indirectly related companies, including their officials, directors, employees, and agents.

“Loan” (Préstamo) means the loan facility to be given by Interbank to Borrower up to the Loan Amount regulated by this Agreement and the other Loan Documents.

“Principal” (Principal) means, at any time, the balance payable for the total amount disbursed by Interbank to Borrower as per the Agreement.

“SBS” means the Superintendence of Banking, Insurance, and Private Pension Fund Managers.

“Disbursement Request” (Solicitud de Desembolso) shall have the meaning set out in Clause 2.3 below (Disbursement Request)

“Subsidiary” (Subsidiaria) means, at any time, in relation to any Person, any Person of which more than 50% (fifty percent) of the Voting Shares or any other right of participation or interest in the capital stock with a right to vote in the election of directors or any other administrative body (disregarding the way in which they are appointed) of such Person, is directly or indirectly under the ownership or Control of another Person, of one (1) or more Subsidiaries or of that Person along with one or more Subsidiaries.

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“Compensatory Interest Rate” (Tasa de Interés Compensatorio) means six point seventy percent (6.70%) effective annual rate considering a 360-day year.

“Default Interest Rate” (Tasa de Interés Moratorio) shall have the meaning set out in Clause 2.6 below (Default Interest).

“Taxes” (Tributos) means any tax at present or any tax created in the future applicable in any jurisdiction and related to the Loan Documents, including any interest, charge, fine, or sanction thereon, excluding, in the case of Interbank, any tax levied upon its income or net profit. The definition of Taxes includes the Sales Tax as defined in this Clause, when such Tax is not singled out.

“Use” (Uso) means the generation, manufacturing, processing, distribution, use, treatment, recycling, storage, waste, agreement for disposal or for allowing disposal, transportation or release of Hazardous Materials

Clause 1.1.2 Financial Definitions

“Current Assets” (Activo Corriente) means the set of short-term assets (less than one year) held by Borrower and considered current assets in the balance sheet, prepared in accordance with the IFRS.

“EBITDA” means for any period of time, the Operating Revenue plus charges for depreciation and amortization, as evidenced in the Borrower’s consolidated cash flow statement, prepared in accordance with the IFRS.

“EBITDA (UDM)” means the EBITDA for the last 12 (twelve) months.

“Financial Expenses” (Gastos Financieros) means for any period the sum of all costs and expenses resulting from the financial debts incurred by Borrower.

“Current Income Tax” (Impuesto a la Renta Corriente (UDM) means the amounts accrued as income tax to be paid in the year (recorded against the Cash account) or the last twelve months. In the case of the Current Income Tax, no details are provided in the Audited statements as per the IFRS; the client shall send the PDT (Programa de Declaración Telemática – Virtual Statement) as appropriate, along with an affidavit.

“IFRS” (NIIF) means the International Financial Reporting Standards that must be followed in preparing and reporting accounting information.

“Debt Service” (Servicio de deuda) means financial expenses plus long-term financial debt amortizations for the following 12 months. Debt Service shall not include in calculating the ratio as of December 2016 for Debt Service Coverage as defined in Clause 5.3 below, the amortization of the 2017 Senior Secured Notes to expire on February 2, 2017.

Clause 1.2 Singular and Plural form of Terms defined herein

The singular form of the words/expressions includes the plural and vice-versa, unless specific meanings have been given for the singular and plural forms.

Clause 1.3 Headings

The headings and titles in this Agreement are included for reference purposes only and are not to be construed as limiting, extending or interpreting the meanings of the provisions of the Chapter or Clause. In case of discrepancy between them, the text of the Clause or Chapter shall prevail over the title.

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Clause 1.4 References

1.4.1 All references herein to Chapters, Clauses, subsections, items, numbers, paragraphs, points, attachments or schedules without any additional reference to the document which such reference are taken from shall be understood as references to the provisions and sections of this Agreement.

1.4.2 All references to a Clause shall include the subsections, items, numbers, paragraphs, points in such Clause and references to a subsection include all paragraphs or items numbered therein.

1.4.3 All references to laws or regulations shall be interpreted and construed as including all statutory or regulatory provisions amending, extending, consolidating, pinpointing, mending, or replacing a statute or regulations mentioned in this Agreement.

1.4.4 All references to ‘written’ shall include printouts, lithography, typewriting, and any other means of reproducing words in a tangible and visible manner.

1.4.5 The words “include” and “including” shall be construed as being followed by the words “without limited to”.

1.4.6 Any numbering or list of concepts with the disjunctive conjunction “or” shall be construed as meaning one, some or all of the elements included in such list.

1.4.7 Any numbering or list of concepts with the conjunction “and” shall be construed as meaning each and every one of the elements included in such list.

Clause 1.5 Use of Terms defined herein

All of the words/expressions defined in Clause 1.1.1 above (General Definitions) and Clause 1.1.2 above (Financial Definitions) and used with a capital letter are terms defined herein and shall have the meanings set out in the aforementioned Clauses. Definitions agreed by the Parties to the defined terms shall have the meaning given by the parties to such terms and such meanings shall be the only ones accepted for all purposes, unless otherwise agreed by the Parties.

Clause 1.6 Moving Due Date to Business Day

1.6.1 When the due date of a Loan Installment is on a non-Business Day, such due date shall be deemed to be the next Business Day.

1.6.2 Notwithstanding the provision set out in Clause 1.6.1 above, if the date (a) when a payment other than the Loan Installments must be made; or (b) has been set to comply with an obligation other than the payment of the Loan Installments; is not a Business Day, such payment or compliance with such obligation shall be on the next Business Day in the same month or the previous Business Day if there is no Business Day after such non-Business Day.

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Clause 1.7 Parties

1.7.1 Interbank is a private law legal entity existing under the Governing Law, whose purpose is to engage in banking and financial activities, which the Party performs in accordance with Act 26702, General Law for the Financial System, Insurance System, and Organic Law of the Banking and Insurance Superintendence (SBS), and under the purview and oversight of the SBS.

1.7.2 Borrower is a private law legal entity existing under the Governing Law, whose purpose is to engage in procurement, import, export and, in general, in the trading of all types of agricultural and agribusiness products in all forms and presentations, as well as the development of land for agricultural and husbandry uses; as well as to provide logistics or industrial services, as per Article 2 of its Bylaws.

Clause 1.8 Financial Calculations

1.8.1 All of the financial calculations made under or for the Agreement and any other Loan Document or any certificate or other document issued or delivered by virtue thereof shall be determined separately or, where applicable, consolidated following the IFRS on the basis of the most recent financial statements, which, as per the Agreement, Borrower shall deliver to Interbank.

1.8.2 Notwithstanding the provision set out in Clause 1.8.1 above, if the financial statements were prepared following accounting principles other than the ones used in preparing the financial statement for the preceding period, Borrower shall update such financial statements for the previous period only to allow its comparison with the last period.

1.8.3 Unless otherwise stipulated herein or in the Loan Documents, all financial calculations shall be made using the most recent financial statements that Borrower shall give Interbank as per Clause 5.1.9 below (Financial Information).

1.8.4 If any Material Adverse Effect has impacted the Borrower’s financial soundness after the period covered by the financial statements reviewed to make the most recent financial calculations and their impact is reasonably quantifiable, such Material Adverse Effect shall be taken into account when making calculations for such period.

1.8.5 In case Borrower breaches any of its obligations referred in clause 1.8.3 above, and more than 15 Business Days have lapsed, Borrower shall pay Interbank a penalty fee equal to twenty-five thousand Nuevos soles.

Chapter II: Loan

Clause 2.1 Purpose of Loan

2.1.1 Borrower is interested in getting a Loan, and Interbank is interested in giving a Loan to Borrower.

2.1.2 Under the terms and conditions set out in this Agreement, Interbank agrees to give a loan consisting of one (1) Disbursement of the Loan Amount to Borrower, and Borrower agrees to receive such Loan and use such Loan exclusively, as stipulated under Schedule [3] (Use of Funds); and Borrower agrees to amortize the Principal and the Loan Interest under the terms and conditions set out in this Agreement.

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Clause 2.2 Loan Amount

Up to the amount of US$ 15,000,000.00 (Fifteen million US dollars).

Clause 2.3 Disbursement Procedure

2.3.1 Without prejudice of satisfying the appropriate conditions set out in Clause 3.2 below (Conditions Precedent to Disbursement), when Borrower needs such Disbursement, Borrower shall send Interbank a request (hereinafter, “Disbursement Request”) following the sample attached as Schedule [4] [Disbursement Request Form] at least 3 (three) Business Days before the proposed Disbursement Date; the Disbursement Request shall be deemed delivered on the same date when delivered before 12:00.

2.3.2 The Disbursement Request shall be irrevocable and shall be submitted by Borrower within the Availability Period and for the Loan Amount. Any sum not disbursed upon expiration of the Availability Period may not be disbursed thereafter.

2.3.3 Loan disbursement shall be made in one single deposit into the Escrow Account, if made before January 30, 2017. If Loan disbursement is required after January 30, 2017, such disbursement shall be made into an account held by Borrower with Interbank.

2.3.4 Interbank reserves the right to suspend the Loan Disbursement or reduce the Loan Amount at any time, at its sole discretion, based on the market conditions, Borrower’s Creditworthiness in the financial system and/or the Borrower’s commercial assessment made by Interbank; in order for such amendments to be valid, a written notice delivered 15 business days before the Loan Disbursement shall suffice; Interbank shall not be liable therefor.

2.3.5 In the event the Conditions Precedent for Disbursement were not met within the Availability Period, Interbank shall be empowered to terminate de jure this Agreement by sending Borrower a letter delivered by a Notary Public without Interbank being liable therefor. Termination shall be deemed effective on the date notice is delivered to Borrower.

Clause 2.4 Amortization

2.4.1 Loan shall be repaid in twelve (12) installments payable every quarter on the dates and for the amounts set out in the Repayment Schedule. Loan Installments shall be paid together with compensatory interest set out in Clause 2.5 below (Compensatory Interest) plus other applicable expenses, commissions, and Taxes.

Clause 2.5 Compensatory Interest

Borrower shall pay Interbank compensatory interest on the Principal as from the Disbursement Date until the total Loan is repaid. Compensatory interest shall be calculated for each Interest Period by applying the Compensatory Interest Rate to the balance of Principal. Borrower shall pay the interest set out in this Clause 2.5 (Compensatory Interest) on each Due Date. Interest shall be calculated taking into account the number of days lapsed (including the first day but excluding the last day) during the period of time for which such interest is payable.

Clause 2.6 Default Interest

2.6.1 Failure to pay any Loan Installment, Commissions, expenses, insurance premiums, or other payment set out herein or in the Loan Documents when due, shall entitle Interbank to collect Default Interest calculated using the Compensatory Interest rate set out in Clause 2.5 above (Compensatory Interest) plus two percent (2%), which will be the Default Interest Rate.

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2.6.2 For purposes of the provision in Clause 2.6.1 above and based on the provision set out under Article 1333 (1) of the Civil Code, Borrower shall automatically be rendered in arrears without any need of requiring repayment whatsoever as of the day following the Due Date or the date agreed upon for payment therefor accruing default interest until the date when the payment is actually made to the full and absolute satisfaction of Interbank.

2.6.3 Default Interest shall accrue during the time the monies owed remain unpaid, including compensatory interest. In the event of any challenge regarding the validity of charging compensatory interest during the time monies owed remain unpaid, the percentage set out in Clause 2.5 above (Compensatory Interest) as Compensatory Interest Rate shall be included and added to the Default Interest Rate percentage.

Clause 2.7 Payments

2.7.1 Place and Time of Payments. Payments to be made by Borrower to Interbank based on this Agreement shall be made with readily available funds on the Due Date no later than 11:00 (eleven) a.m. Lima, Peru time into the account #                 held by Borrower with Interbank.

Irrespective of paying Default Interest in accordance with the provision set out in Clause 2.6 above (Default Interest), if the Borrower pays Principal at a time different form the Due Date originally scheduled in the Agreement, Borrower shall pay Interbank any amount requested to offset any additional loss, costs, and expenses reasonably incurred as a result of such payment, prior request from Interbank (which shall include evidence for such additional loss, costs, and expense), unless such payment corresponds to an accelerated repayment in accordance with Clause 2.8 below (Accelerated Repayment). This rule shall not apply if Borrower pays on a date different from the Due Date originally scheduled in the Agreement due to or as result of an event attributable to Interbank.

2.7.2 Payment Currency. The Parties agree that payments to be made by Borrower to Interbank by virtue of the Agreement shall be made in the Loan Currency. To this end, Borrower shall make available to Interbank sufficient funds to fully satisfy the payments required under the Loan Documents.

In the event the Governing Law banned agreeing on obligations in the Loan Currency; or freely buying and selling in the Loan Currency; or if Borrower obtained a final and definitive ruling or award allowing Borrower to pay Interbank in a currency other than the Loan Currency, the Parties shall have a term of 15 (fifteen) calendar days counted as from the date of publication of the said rule or the notice to Interbank with the final and definitive decision or award, to amend the terms of the Agreement related to the Loan Currency by mutual agreement.

If the above-mentioned terms lapses without the Parties having reached an agreement, Interbank shall have the right to terminate this Agreement unilaterally and automatically. In such case, all obligations, concepts, amounts to be paid by Borrower to Interbank as a result of termination of the agreement shall be paid to Interbank, including the total amount lost and the difference due to exchange rate variations suffered by Interbank as a result of the re-expression or conversion of the Loan Currency of amounts owed by virtue of this Agreement. To this end, the losses and exchange rate differences mentioned above shall be determined by Interbank in accordance with the balance statements to be made for such purpose to be delivered to Borrower; Borrower agrees to pay the whole amount of such balance statements within 5 (five) Business Days of having received such balance statements.

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2.7.3 No suspension of the repayment obligation. Any claim, discussion or litigation regarding the Agreement, irrespective of its nature, shall not suspend the Borrower’s obligation to (i) pay timely all Loan Installments and/or compensatory interest and/or Default Interest, and other payments, expenses, Commissions [including the Accelerated Payment Commission], services, and Taxes that by virtue of this Agreement must be paid by Borrower; and/or (ii) fulfill any other obligation set out in the Agreement.

2.7.4 Order of Payment: Except as provided under Clause 2.8.5 below (Accelerated Payment), all payments made to Interbank by virtue of the Loan shall be applied as stipulated under Clause 2.8.6 below.

Clause 2.8 Accelerated Payment

2.8.1 Borrower may repay Loan in advance. Accelerated Payment is subject to an Accelerated Payment Fee and, if applicable, Early Recovery Costs.

2.8.2 For Accelerated Payment to be made Borrower must be up to date in its Loan Installments and any other monetary obligation arising from the Agreement and the other Loan Documents.

2.8.3 Borrower may only make accelerated payments on the Due Dates, unless Borrower pays Interbank Early Recovery Costs set out for this purpose.

2.8.4 Borrower may pay the entire balance of the Loan or make advanced payments for no less than US$ 1,000,000.00 (One million US dollars) or higher amounts that shall be whole numbers thereof.

2.8.5 In order to make Accelerated Payments, Borrower shall inform Interbank in writing its irrevocable intention to make an accelerated payment. This notice shall be made at least thirty (30) calendar days in advance to the date scheduled to make such accelerated payment, indicating the amount to be repaid.

2.8.6 If Borrower makes an advanced repayment of the Loan through an accelerated payment, such funds shall be used to repay all or part of the loan, as appropriate, paying the following items in the order of priority stated below:

(a)	Taxes, expenses, and Fees due and unpaid as of the prepayment date.

(b)	Default Interest

(c)	Compensatory Interest; and

(d)	Repayment of Principal of the Loan by paying the principal portion of the Loan Installments in reverse order upon its expiration; in other words, first paying the principal portion of such Loan Installments that based on the Payment Schedule are furthest away.

2.8.7 Any advanced payments made by Borrower shall be additional to, and not in replacement of, the payment installments to be made by Borrower under this Agreement or the Loan Documents, as set forth in the Repayment Schedule.

2.8.8 Borrower is required to make an Accelerated Payment (hereinafter, a “Required Prepayment”) in case one or several of the following events occurred:

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a)	Borrower receives through its cash account Indemnifications from an insurance policy or otherwise, in the event of losses equal to or greater than US$ 1,000,000.00 (One million US Dollars) in the Loan Guaranties.

b)	Borrower or Joint Guarantors receive through their cash account non-allowed debts as defined in the 2021 Senior Secured Notes.

c)	Income through cash account from the open sale of assets free of liens for amounts equal to or greater than US$ 2,500,000.00 (Two million five hundred thousand US Dollars) belonging to Borrower and/or Joint Guarantors. 100% (one hundred percent) of the sale of such assets shall apply, after making the regulated repayment of the 2017 and 2021 Senior Secured Notes to the accelerated Loan repayment, except (i) in the absence of an Event of Default and (ii) express and written authorization of Interbank.

d)	Change of Control of the Company and Joint Guarantors.

e)	In the event of repurchase of the 2021 Senior Secured Notes, as defined in Article III of the Indenture before the expiration of the Loan, unless otherwise authorized in writing by Interbank.

f)	Any other condition set out in the Indenture of the 2021 Senior Secured Notes to accelerate repayment of such Notes before the expiration of this Loan.

Required Pre-payment shall be subject to an Accelerated Payment Fee and Early Recovery Costs, if applicable.

Clause 2.9 Payment of Taxes and Other Charges

2.9.1 Payment of each Loan Installment, interest, expenses, Fees [including Accelerated Payment Fee] and other charges owed by virtue of this Agreement and the Loan Documents shall be made by Borrower without any deduction or withholding on account of Taxes, costs, expenses, liens, fees, dues, and other charges.

2.9.2 In the event any payment is required for the items set out in Clause 2.9.1 above, Borrower shall pay Interbank the dues in such net amounts after paying, withholding or other ways of discounting total Taxes, costs, fees, dues, and charges applicable at such time, that equal the whole amount of the considerations that Interbank has a right to receive by virtue of this Agreement and the Loan Agreements.

Clause 2.10 Loan Representation

2.10.1 Borrower shall issue in favor of Interbank an incomplete Promissory Note for the total amount of the Loan using the sample included in Schedule [2] attached hereto (Promissory Note Form). The Promissory Note shall also include the obligation to pay interest at the Compensatory Interest and Default interest. As a result of Borrower having issued an incomplete Promissory Note, and in order to comply with the provisions of the Securities Act (Ley de Titulos Valores), Borrower expressly and irrevocably authorizes Interbank to complete the Promissory Note as stipulated in the Promissory Note Agreement detailed in Schedule [5] attached hereto (Promissory Note Form).

2.10.2 Issuance of the Promissory Note under the terms set out in this Clause 2.10 (Loan Representation) pursuant to the provisions set forth in Article 1279 of the Civil Code, shall not entail novation or suspension of the obligations undertaken by Borrower vis a vis Interbank based on the Agreement, or the amendment of any of the terms under which they were agreed. The Parties, based on the power vested upon them by Article 1233 of the Civil Code, expressly agree that the delivery or issuance of the Promissory Note shall not in any case terminate the original obligation even if the Promissory Note were adversely affected for any cause.

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2.10.3 Interbank shall have the right to ask Borrower to repay the sums disbursed by virtue of the Agreement, whether on the basis of the Promissory Note or the Agreement, in an excluding manner, without the possibility of filing a claim in two instances simultaneously.

Clause 2.11 Higher Costs

If, as a result of (x) the enactment of, or change in the interpretation of the Governing Law; or (y) the downgrading of the Borrower’s risk classification by SBS; or (z) compliance of any directive or request by the Central Reserve Bank of Peru or any other central bank or monetary authority or other Authority (whether or not such instruction or request has the force of law), there is an effective increase in the cost to Interbank to agree or grant, provide funds or keep its commitment to disburse the Loan (expressly excluding any increase in costs resulting from Taxes, in which case the provisions set forth in Clause 2.9 above (Payment of Taxes and Other Charges) shall apply, Borrower shall from time to time, upon request of Interbank, pay Interbank additional amounts sufficient to compensate Interbank for such cost increase. To this end, Interbank shall give Borrower a written notice detailing higher costs duly evidenced, explaining the root cause of such higher cost, as well as the increased amount, which shall be final and conclusive in every case, except for expressed error.

Clause 2.12 Fees

2.12.1 Structuring Fee is the non-reimbursable fee to be paid by Borrower to Interbank on the date of execution of this Agreement and which shall be equal to the multiplication of two point seventy-five percent (2.75%) times the total Loan Amount.

2.12.2 Commitment Fee is the fee payable on the Loan Amount equal to an Annual Effective Rate (TEA) of one percent (1% per year), counted for the period of time between the Closing Date and the Disbursement Date and that Borrower agrees to pay on or before the Disbursement Date.

2.12.3 Accelerated Payment Fee is the fee to be paid by Borrower to Interbank whenever an advanced payment of the Loan is made and which would be equal to two percent (2%) of the amount to be pre-paid.

2.12.4 If these fees are levied with IGV, Borrower agrees to pay, in addition to the fee, the appropriate IGV.

Clause 2.13 Order of Loan

Loan shall be classified at least pari passu regarding the existing debts and shall not be subordinated to any of the Borrower’s existing debt or any debt in the future, unless otherwise agreed in writing by the Parties or imposed by imperative provisions of the Governing Law.

Clause 2.14 Illegality

2.14.1 Irrespective of any other provision set out in this Agreement (x) if Interbank informs Borrower that the enactment of a piece of law, or change of interpretation, of the Governing Law makes this Loan or Disbursement unlawful; or (y) if the Central Reserve Bank of Peru or any other central bank or monetary authority or other Authority considers illegal for Interbank to make such disbursement or to provide funds or to keep its commitment of Disbursing the Loan, Disbursement shall be suspended until Interbank informs Borrower that the circumstances leading to such suspension no longer exist.

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2.14.2 If after the Disbursement is made, a final and definitive court ruling or applicable statutory or regulatory provision stipulates that it is unlawful for Interbank to carry on with the Loan until it is fully repaid, Borrower shall immediately accelerate payment of the total amount of the Principal to such date, together with accrued compensatory interest. If Interbank can keep the Loan until the next Due Date, the accelerated payment shall be made on such Due Date.

Chapter III Conditions Precedent

Clause 3.1 Conditions Precedent to Closing

Execution and delivery of this Agreement shall be contingent upon fulfilling to the satisfaction of Interbank, each and every one of the conditions precedent listed below before the Closing Date:

3.1.1 Interbank must have obtained all internal approvals for granting the Loan.

3.1.2 Borrower and Interbank must have signed the private document and Public Deed of this Agreement, and where applicable, the private documents and Deeds of the Loan Documents.

3.1.3 Interbank must have received to its satisfaction the following documents: (i) a copy certified by a Notary Public of the Minutes of the Shareholders Meeting or competent corporate body of Borrower in which the execution and delivery of this Agreement is approved and whereby proxies are given sufficient powers-of-attorney to sign this Agreement; or otherwise the certificate of incumbency issued by the Lima Registry Office within no more than fifteen (15) calendar days before its submittal.

3.1.4 Interbank must have received to its satisfaction a certified copy of the minutes of the Board of Directors of Camposol Holding LTD, approving to back a loan of up to US$ 10,000, 000.00 (Ten million US Dollars) to implement the additional 540 hectares of blackberries. Such Loan shall only be required if Borrower fails to increase its lines of credit.

3.1.5 On the Closing Date there is no Event of Default or any other event that with a notice or the passing of time, or both, becomes an Event of Default.

3.1.6 On the Closing Date there is no event, in Interbank’s opinion, that may have a Materially Adverse Effect.

3.1.7 On the Closing Date there is no event, in Interbank’s opinion, that may be considered a Materially Adverse Event.

3.1.8 Borrower has paid the Structuring Fee.

3.1.9 Borrower has given Interbank a preemptive right so that in the case of requiring third party services, to participate in the structuring and placement of bonds or otherwise for any capital markets transactions and/or mergers and acquisitions transactions (right of first refusal). This preemptive right shall remain in force only during the effective term of the Agreement.

3.1.10 Borrower is not in default of any of its financial obligations with Interbank or other banks or entities of the local or foreign financial systems.

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3.1.11 On the Closing Date, the representations and warranties of the Borrower set out in Clause 4.1 below (Borrower’s Representations and Warranties) remain true and exact.

3.1.12 Interbank has received the Affidavit to its satisfaction.

Clause 3.2 Conditions Precedent to Disbursement

Interbank’s obligation to make the Disbursement is subject to the satisfaction of Interbank before the Disbursement Date of each and every one of the following conditions precedent:

3.2.1 The Loan Guarantees have been established and perfected to the satisfaction of Interbank, except for the Joint Guarantee of Camposol Holding Ltd, which may be granted within 45 calendar days after the Disbursement Date.

3.2.2 The Borrower’s situation analysis, as well as the goods and rights of the Loan Guarantees, including a legal due diligence of the Guarantees, have been completed to the satisfaction of Interbank. The Parties hereby set on record that such conformity does not imply the certification by Interbank of the Borrower’s situation and/or the Loan Guarantees.

3.2.3 Interbank has received to its satisfaction the following documents: (i) a copy certified by a Notary Public of the Bylaws of Borrower; (ii) a copy certified by a Notary Public of the Minutes of the Shareholders Meeting or competent corporate body of Borrower in which the execution and delivery of the Loan Documents are approved and whereby proxies are given sufficient powers-of-attorney to sign the Loan Instruments; and ratification of the signing of this Agreement; (iii) a certification issued by the Borrower’s General Manager according to the sample included in Schedule [6] attached hereto (Certificate of Conditions Precedent Form), stating (x) the name and identity document of the persons with sufficient authority to execute this Agreement the other Loan Documents on behalf and in the name of Borrower, (y) that as of the date of issuance, the Borrower’s representations and warranties stipulated in Clause 4.1 below (Borrower’s Representations and Warranties) are true and correct; (z) Borrower counts with all powers and government authorities or otherwise necessary to execute this Agreement and the other Loan Documents attaching copies thereof and (aa) absence of Events of Default and Materially Adverse Effect; (iv) copies of the annual financial statements of Borrower as of December 31, 2015 and mid-term statements to June 2016; (v) opinion of Borrower’s legal counsels prepared in accordance with the form included in Schedule [7A] attached hereto (Opinion of Borrower´s Legal Counsel Form); and (vi) opinion of Interbank’s legal counsels prepared in accordance with the form included in Schedule [7B] attached hereto (Opinion of Interbank´s Legal Counsel Form).

3.2.4 Interbank has received to its satisfaction (x) the Disbursement Request; (y) the Promissory Note issued in accordance with Clause 2.10 above (Loan Representation); and (z) the Promissory Note Agreement using the form set out in Schedule [5] attached hereto (Promissory Note Form).

3.2.5 On the Disbursement Date there is no Event of Default or any other event that with a notice or the passing of time, or both, becomes an Event of Default.

3.2.6 On the Disbursement Date there is no event, in Interbank’s opinion, that may have a Materially Adverse Effect.

3.2.7 On the Disbursement Date there is no event, in Interbank’s opinion, that may be considered a Materially Adverse Event.

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3.2.8 The Insurance mentioned in Clause 5.1.7 below (Business Development and Insurance). As for the insurance for the goods that make up the Loan Guarantees, insurance policies shall be endorsed in favor of Interbank and/or the Trustee of the Trust Fund simultaneously to the execution of the Guarantee Agreements.

3.2.9 Interbank has received a copy of the insurance policy referred to in Clause 5.1.7 below (Business Development and Insurance).

3.2.10 Borrower has paid all the expenses incurred by Interbank, including those of the Trustee and the legal counsels.

3.2.11 Interbank has received payment of the Commitment Fee.

3.2.12 Regarding the Client’s Financial Statements as of December 31, 2015, taking them as the baseline for comparison regarding the latest financial statement available to Borrower (a) there are no relevant negative changes; and (b) there is no reduction in Borrower’s capital stock.

3.2.13 Borrower is not in default of any of its financial obligations with Interbank or other banks or entities of the local or foreign financial systems.

3.2.14 On the Disbursement Date, the representations and warranties of the Borrower set out in Clause 4.1 below (Borrower’s Representations and Warranties) remain true and exact.

Clause 3.3 Confirmation of Conditions Precedent to Disbursement

Determining fulfillment of Conditions Precedent to Disbursement set out in Clause 3.1 above (Conditions Precedent to Disbursement) is a unique and exclusive prerogative of Interbank. The Borrower recognizes that Interbank shall analyze, to the best of its understanding, the documents and circumstances associated to such conditions without being required to explain or substantiate its decision on this regard. Therefore, Borrower acknowledges that it cannot challenge Interbank’s decision regarding the fulfilment, or not, of the conditions precedent.

Chapter IV Representations and Warranties

Clause 4.1 Borrower’s Representations and Warranties

Borrower represents and warrants to Interbank that:

4.1.1 Incorporation and Authorities

4.1.1.1 Borrower is a company duly incorporated, validly existing, and in good standing under the Governing Law and has the power and authority to enter into this Agreement and the Loan Documents and to engage the company vis a vis the obligations therein; and

4.1.1.2 Borrower has the approval and consent of all relevant corporate bodies to execute and deliver this Agreement and the Loan Documents and all other acts stipulated therein.

4.1.2 Government Authorizations, Permits, Licenses, and Approvals

4.1.2.1 Borrower has all the authorizations required by the Governing Law issued by the competent Authorities to execute this Agreement and the Loan Documents, as well as to perform the obligations thereunder. Moreover, Borrower represents that such authorizations are in force and are not subject to any condition or requirement to become effective and in force; and

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4.1.2.2 Borrower has all Government Authorizations, Permits, Licenses, and Approvals required to perform the activities hereunder, except for such authorizations, permits, licenses, and approvals whose absence is not reasonably expected to have a Materially Adverse Effect.

4.1.3 Validity, Implementation, and Performance. This Agreement and each and every one of the Loan Documents have been and/or will be duly executed and delivered by Borrower and shall constitute valid, legally enforceable, and performable obligations as per their terms and conditions.

4.1.4 Truthfulness and sufficiency of the Information disclosed to Interbank. Borrower has delivered, disclosed and made available to Interbank all the information related to any other contract, agreement, or transaction, fact and/or event associated with the development and performance of its business and/or its projects which could in any way have a Materially Adverse Effect and that the information disclosed (including information prepared by third parties) is not false or inaccurate in its material aspects and does not include any false statements regarding relevant facts or circumstances or omits declaring relevant facts or circumstances necessary for the declarations contained in this Agreement and the Loan Documents (in light of the circumstances in which such statements were made), and are not misleading or deceptive as of the date when they were made or are considered to have been made.

4.1.5 No Breach. The execution or subsequent execution, delivery or performance of this Agreement and the Loan Documents or the performance of the obligations set out herein and therein, shall not breach of infringe any:

4.1.5.1 the Governing Law;

4.1.5.2 its Bylaws;

4.1.5.3 existing agreements adopted by the company bodies;

4.1.5.4 no commitment, instrument, contract, collateral, guarantee, whether personal or real, or otherwise any commitment applicable hereto, particularly those stipulated in the 2017 Senior Secured Notes or 2021 Senior Secured Notes, or

4.1.5.5 no order or ruling from any court or other competent judicial, arbitration, or administrative instance.

4.1.6 Environmental and Employment Issues

4.1.6.1 Borrower substantially complies with all Environmental Laws and Employment Laws and is not aware of infringing the Environmental Laws or the Employment Laws, and

4.1.6.2 Borrower has not been served any notice, requirement or request whatsoever in writing from any government agency or third Party stating that Borrower is actually infringing or would be liable under the Environmental Laws or the Employment Laws or due to the Use of Hazardous Material.

4.1.7 Taxes

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4.1.7.1 All Tax returns to be filed have been duly filed and all taxes payable based on such statements have been paid in full, except for those that are disputed in good faith and regarding which the appropriate provisions have been made in accordance with IFRS, and

4.1.7.2 There is no encumbrance or lien related to or attributable to Taxes related to the assets and/or activities and/or business activity of Borrower.

4.1.8 Financial Statements. The Borrower’s Financial Statements as of June 30, 2016, as well as its audited financial statements as of December 31, 2015, copies of which have been delivered to Interbank, show adequate and reasonable equity and financial soundness, in accordance with the IFRS.

4.1.9 Absence of:

(a)	Events of Default. Borrower is unaware of the existence of any Event of Default or any event that with a notice or the passing of time, or both, becomes an Event of Default.

(b)	Materially Adverse Events. As from the date of the last audited Financial Statements, no event having a Materially Adverse Effect has occurred.

4.1.10 Contingencies. Borrower is unaware of any lawsuit, orders filed or to be filed with the judiciary, administrative or arbitral instances that have or could have a Materially Adverse Effect thereon.

4.1.11 Charges and Liens. There are no charges and/or liens on Borrower’s assets limiting its property rights and freedom to dispose thereof as well as the power it has regarding such assets to pledge the Loan Guarantees, except those duly listed under Schedule 10 attached hereto (List of Charges and Liens).

4.1.12 Guarantees

4.1.12.1 Borrower has duly proven and evidenced its ownership over all of its assets, particularly over the assets to be pledged as Loan Guarantees; and

4.1.12.2 Except for the real or personal guarantees allowed by the 2021 Senior Secured Notes, the Borrower and/or Joint Guarantors have not granted real or personal guarantees, trusts, collaterals of any type, whether in its own favor or in favor of a third party, except for those stemming from this Agreement and the Loan Documents.

4.1.13 Debts owed to Subsidiaries or Affiliates. Except for the provision set out in Schedule [9] attached hereto (List of Debts owed to Subsidiaries or Affiliates), Borrower does not owe any debts or other liabilities to Subsidiaries or Affiliates. Moreover, Borrower represents that, except as mentioned in said Schedule, its Subsidiaries and Affiliates do not owe Borrower any debt or liability.

4.1.14 Adequate Use of Loan: The resources obtained through the Loan will be only be used for the purposes described in Schedule [3] attached hereto (Use of Funds).

4.1.15 Financial Capacity

4.1.15.1 Borrower has the financial capacity to meet its payment commitments of the Loan in a timely manner as such repayment becomes due; and

4.1.15.2 Borrower has sufficient capital to perform its operations.

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4.1.16 Fulfillment of Obligations. Borrower is not in breach of any agreement, contract, or commitment it has engaged in.

4.1.17 Pari Passu: Borrower’s liabilities are and will be, in hierarchical terms, at least pari passu vis a vis any other obligation, whether existing or to occur in the future, except for those claims grounded on the application of rules on equity restructuring, bankruptcy, insolvency, equity balancing, liquidation or the like.

4.1.18 Insurance: Borrower has taken all the insurance coverages necessary to carry out its activities, as well as its assets.

Clause 4.2 Worthiness of Representations

Borrower asserts that the representations and warranties contained in Clause 4.1 above (Borrower’s Representations and Warranties) are true, timely, and accurate and in this regard Borrower acknowledges that they have been a determining factor for Interbank to grant the Loan. Consequently, any infringement of such representations and warranties shall be an Event of Default in accordance with the provisions set out under Clause 6.1.2 below (Events of Default).

Clause 4.3 Ratification of Statements

Except for statements expressed otherwise by Borrower, each of the representations and warranties set out in Clause 4.1 above (Borrower’s Representations and Warranties) shall be considered as ratified on the Disbursement Date. To this end, the Parties agree to afford silence a commercial value meaning the ratification, in accordance with Article 142 of the Civil Code.

Chapter V Special Obligations

Clause 5.1 Affirmative Convenants

Borrower commits to undertake the following obligations to do during the effective term of this Agreement.

5.1.1 Compliance with Governing Law. To comply with

5.1.1.1 all statutes, ordinances, regulations, resolutions, circular bulletins, rules, and requirements of any Authority, whether national, regional or local and, where applicable, international, as deemed necessary to fulfill its corporate purpose and hold its assets; and

5.1.1.2 substantially and permanently each and every one of the obligations set out by the Environmental Laws and Employment Laws.

5.1.2 Corporate Obligations. Preserve and keep its corporate existence and the commercial names, distinctive signs, patents, trademarks, franchises, and concessions required to carry out its business.

5.1.3 Effectiveness of licenses, certificates, permits, and authorizations. Borrower shall obtain and keep (and where appropriate, renew) licenses, certificates, permits, and other government authorizations necessary regarding the ownership and possession of its assets and the regular performance of its business.

5.1.4 Accounting record keeping and inspection

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5.1.4.1 Borrower shall keep all accounting books and ledgers in accordance with the IFRS and agrees before Interbank that its annual financial statements shall be audited by an internationally renowned accounting firm that is reasonably satisfactory to Interbank.

5.1.4.2 Borrower shall record all of its business transactions and shall allow Interbank or the persons designated by Interbank to have access to such records during regular business hours and on such dates when requested in writing by Interbank at least 3 (three) Business Days in advance. Both Parties shall make their best efforts so that access to such records be made only when strictly necessary and have the least impact on the good performance of Borrower’s usual business, and

5.1.4.3 Barrower shall allow Interbank or the persons designated by Interbank to visit the company during regular business hours and on such dates when requested in writing by Interbank at least 3 (three) Business Days in advance in order to confirm the information disclosed and the correct use of the Loan based on the purposes stated by Borrower in Schedule [3] (Use of Funds). Both Parties shall make their best efforts so that such visits have the least impact on the good performance of Borrower’s usual business.

5.1.5 Complying with Tax Duties:

5.1.5.1 Pay all Taxes that may result from the execution and performance of this Agreement.

5.1.5.2 Timely file all Tax Returns required by the Governing Law and pay all Taxes whether arising in connection with such Tax Returns or by mandate or order of the competent Authority; in the latter case, unless such mandate or order has been challenged in good faith within the timeframe set out in the Governing Law and regarding which appropriate provisions have been made pursuant to the IFRS.

5.1.6 Loan Guarantees

5.1.6.1 Borrower shall pledge or cause to pledge the following guarantees (Loan Guarantees)

5.1.6.1.1 Trust Fund pledged upon operation units or production units (including, but not limited to, land, estate, plants, biological assets, irrigation systems, water use licenses, inter alia) or rural lands, plants, and plots of land owned by Related Companies to the satisfaction of Interbank and whose pay off value can in no way be less than 200% (two hundred percent) of the amount of the Loan.

5.1.6.1.2 Irrevocable, unconditional, and without benefit of excussion Joint Guarantee granted by the Joint Guarantors.

5.1.6.2 Borrower shall keep and preserve in force the Loan Guarantees and priority in accordance with the terms and conditions set out in the Guarantee Agreements.

5.1.7 Business Development and Insurance

5.1.7.1 Borrower shall keep in good conditions the assets necessary to carry out its business, except for the wear and tear, and agrees to repair and replace them in order to keep the business running; and

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5.1.7.2 Borrower shall take insurance and keep its assets duly covered with an insurance company or group of insurance companies accepted by Interbank against any risk derived from the economic activities usually developed insofar and to the extent that they would usually be insured by prudent companies working in the same industry as Borrower in the Republic of Peru, including insurance coverage against terrorism. Borrower shall present and deliver to Interbank a copy of such insurance policies as well as payment slips of the insurance premiums and renewals thereof upon request of Interbank.

Insurance coverages shall be to the satisfaction of Interbank and those policies regarding the assets included in the Loan Guarantee shall be endorsed or assigned -as appropriate- in favor of Interbank or the Trustee.

5.1.8 Indemnities from Insurance. Borrower shall use the indemnities paid by Insurance policies to replace the goods and/or equipment affected; or in the event of 2.8.8 (a) above, to make the accelerated Payment.

5.1.9. Financial Information. Borrower shall deliver in a separate and consolidated manner -as appropriate- the following documents:

5.1.9.1 copies of the separate financial statements for the quarters ending in March, June, September, and December of each year, duly signed by the Borrower’s General Manager, as soon as they become available and in any case no later than thirty (30) calendar days after the end of the corresponding quarter;

5.1.9.2 copies of the duly audited separate and consolidated financial statements for each fiscal year (along with the auditors’ opinion) and signed by the Borrower’s General Manager, as soon as they become available and in any case no later than one hundred and twenty (120) calendar days after the completion of each fiscal year; and

5.1.9.3 along with the financial information mentioned in Clauses 5.1.9.1 and 5.1.9.2 above, a certificate issued by the Administration and Finance Manager -substantially in the form of the sample in Schedule [8] attached hereto (Affidavit on the Absence of any Event of Default Form), stating that at the end of the fiscal year and/or the end of each quarter (i) there has been no event or contingency that, with a notice or the passing of time, could become an Event of Default; (ii) Borrower has not been served with a notice nor has learned about the filing of any lawsuit, administrative or arbitration proceeding filed against Borrower, and Borrower has not filed any lawsuit against third parties with the judiciary, and arbitration or administrative instance which could result in an Event of Default or Materially Adverse Effect; (iii) Borrower has fulfilled all financial obligations set out in Clause 5.3 below (Financial Obligations); (iv) Borrower has complied with the Obligations To Do and To Refrain From Doing as set out in this Agreement, and the representations and warranties in Clause 4.1 (Borrower’s Representations and Warranties) are valid, and (v) any additional comments and information which Borrower believes is necessary for Interbank to follow-up in connection with the Loan.

5.1.10 Visits to facilities and costs payable by Borrower

5.1.10.1 Borrower shall allow all reasonable visits to be made by Interbank and Trustee, directly or through third parties designated for this purpose, in order to confirm the level of preservation of the goods pledged as Loan Guarantees and the potential repairs made to them, providing easy access to perform this task; and

5.1.10.2 Borrower shall pay reasonable expenses resulting from the confirmation that the assets pledged to the Loan Guarantees are well kept, as well as to perform appraisals or valuations agreed upon at regular intervals, and otherwise other measures Interbank or Trustee may deem necessary; Interbank may discount the expense incurred from any of the Borrower’s checking account held with Interbank.

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Access to Interbank and Trustee representatives shall be given during regular business hours and at such time when requested in writing by Interbank and Trustee at least 3 (three) Business Days in advance. Both Parties shall make their best efforts so that such visits have the least impact on the good performance of Borrower’s usual business.

Persons making the visits referred to in this Clause 5.1.10 (Visits to Facilities and Costs Payable by Borrower) shall follow the Borrower’s security standards established for the site visited, assuming the risks inherent to such visit.

5.1.11 Operations with Affiliated Persons. Borrower shall carry out all transactions and operations with Affiliated Persons under fair and reasonable terms and not less favorable for Borrower than those to be obtained in case the transaction or operation is made with a non-affiliated Person.

5.1.12 Notice of Event of Default. Borrower shall notify Interbank in writing, within a maximum term of 3 (three) Business Days since Borrower became aware of the occurrence of an Event of Default or any other event that with a notice or the passing of time, or both, becomes an Event of Default.

5.1.13 Reporting Obligations

5.1.13.1 Borrower shall report to Interbank within 3 (three) Business Days following the date of becoming aware of any fact or circumstance that negatively affects or could affect substantially the result of the operations or its financial statements, including, but not limited to, the filing of claims, lawsuits, arbitration, administrative instances, injunctions, or seizures on any of its assets, notice of any claim, investigation or lawsuit, arbitration proceeding, against Borrower, as well as any Materially Adverse Effects, for any cause whatsoever:

5.1.13.2 Borrower shall report to Interbank any transaction with third parties that are backed with any of the Borrower’s assets.

5.1.14 Efficacy of Rights. Borrower shall keep in full force and effect during the terms of this Agreement, all rights and obligations with Third Parties with which it may have an employment and/or legal relationship considered essential to prevent any Materially Adverse Event.

5.1.15 Adequate Use of Loan. Borrower shall use the Loan for the purposes referred to in Schedule [3] (Use of Funds].

5.1.16 Payment of 2017 Senior Secured Notes. Borrower agrees to pay the 2017 Senior Secured Notes on or before their maturity.

5.1.17 Obligation to pledge as collateral the Fundo Gloria Estate: Borrower is the owner of the estate called “Fundo Gloria,” located in the district of Virú, department of La Libertad, with a total surface area of 1,018.40 hectares approximately, recorded under Entry # 04006460 of the Real Estate Register of La Libertad. Borrower represents that the “Fundo Gloria” is under investigation for Loss of Control (Pérdida de Dominio) with the First Specialized Supra-Provincial Prosecutor on Money Laundering and Loss of Control (Prosecutor Case # 36-2012). Borrower agrees to place “Fundo Gloria” as collateral (by expanding the Guarantee Trust Fund), insofar as such property is excluded by final decision of such prosecutor’s investigation or court ruling having resulted or resulting therefrom (as appropriate), and that such situation is at the satisfaction of Interbank. If the Fundo Gloria is included in the Guarantee Trust Fund, the collaterals of the Related Companies in the Trust Fund shall be released once the suspicion period has lapsed.

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Clause 5.2 Negative Convenants

Borrower assumes vis a vis Interbank the following obligations to refrain from doing during the term of the Agreement.

5.2.1 Distribution of Dividends. Not to distribute dividends or adopt resolutions regarding exemption of passive dividends or any other amount owed in connection with the contributions:

5.2.1.1 If Borrower is in breach of any of the terms and conditions herein:

5.2.1.2 If an Event of Default occurs or continues to occur (or could occur as a result of the Distribution of Dividends or resolution regarding exemption of passive dividends).

5.2.2 Guarantees and transfers. Except for the Loan Guarantees (a) not to pledge collaterals or make any arrangements or agreement with securities or other instruments with similar purposes (including, without limiting to, those that commit future cash flows or commit or separate part of the equity in order to back compliance with its own obligations or those of any Person), (b) not to transfer, assign, or in any way dispose of goods or elements that make up its assets or the rights given to carry out the business, except: (x) that such guaranties, arrangements or agreements were granted throughout the course of the usual business, particularly with suppliers and Authorities or (y) those granted before the execution of this Agreement or granted within the scope of what is allowed under the 2021 Senior Secured Notes.

5.2.3 Assignment of Contract Position. Borrower shall not assign its contract position, or assign, transfer or convey all or some of its rights and liabilities in this Agreement or the Loan Documents, whether in whole or in part.

5.2.4 Line of Business. Borrower shall not make any significant changes to its line of business or key businesses mentioned in Clause 1.7 above (Parties).

5.2.5 Amendments to the Bylaws. Borrower may not amend its Bylaws in such a way that it could in any way affect performance of its obligations under this Agreement and the Loan Documents.

5.2.6 Company Restructuring: Borrower shall not engaged in any merger, split-off, simple restructuring, capital reduction, or acquire or dispose of sections of its equity or businesses, irrespective of their business activity, except for mergers between Borrower and its Subsidiaries that are not part of the Seafood Related Companies.

5.2.7 Pledging of Guarantees. Borrower shall refrain from giving collaterals or guarantees of any type or otherwise, except for (i) those in favor of Seafood Related Companies up to an amount equal to or less than US$ 11,000,000.00 (Eleven million and 00/100 US dollars) and (ii) Letters of Guarantee given during the regular course of business, particularly to suppliers and Authorities to back its own obligations.

5.2.8 Control. Borrower shall not allow any substantial changes entailing a change in the majority composition of the Board of Directors and/or its administrative and/or decision-making bodies; nor allow changes in the control by the Dyer Coriat family.

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5.2.9 Accounting Policies. Borrower shall refrain from making changes to its accounting policies or reporting practices, except to reflect changes made to the international accounting standards.

5.2.10 Linked Transactions

5.2.10.1 Borrower shall not engage in any transaction with Affiliates and/or Subsidiaries and/or Related Companies under non-market and less favorable conditions than those they could get from a third party.

5.2.10.2 Borrower shall not pay or partially pay loans from shareholders, Affiliates or Subsidiaries.

5.2.10.3 Borrower shall not grant financing under any modality to its Related Companies, Affiliates and/or Subsidiaries for amounts in excess of US$ 2,500,000.00 (Two million five hundred thousand US Dollars) in total during the term of the Loan.

5.2.11 Non-subordination of the Loan. Borrower shall not subordinate the Loan to any existing or future obligation of Borrower.

5.2.12 Disposal of Assets. Borrower shall not dispose of, transfer -including trust transfers- or encumber assets resulting in a Materially Adverse Effect.

Clause 5.3 Financial Covenants

Borrower shall have vis a vis Interbank, during the term of the Agreement, the following obligations, which shall be measured for each quarter ending in March, June, September, and December of each year; with the corresponding financial information regarding the Borrower’s quarterly audited financial statements.

5.3.1 Debt Service Coverage. Borrower shall keep a Debt Service Coverage Ratio defined as EBITDA (or EBITDA of the last 12 months (UDM)) minus Current Income Tax (UDM) divided by Debt Service equal to or higher than 1.2x.

Chapter VI Breach of Contract and Default

Clause 6.1 Events of Default

The following shall be deemed an Event of Default, and as a result thereof, Interbank shall have a right to take any of the measures set out under Clause 6.2 below (Measures derived from Events of Default).

6.1.1 Payment Default: If Borrower fails to pay timely any of the amounts contained in its monetary obligations, including the Loan Installments herein and the Loan Documents, except (i) when such default is related to Fees and they are not paid within five (5) Business Days following the last calendar day in which such payment must be made, or (ii) when such default is related to professional fees and expenses and they are not paid within five (5) Business Days following the receipt of a payment notice for such items sent by Interbank.

6.1.2 False or Incorrect Data: If any information is deemed false, incorrect or data has been omitted from any of the representations and affidavits given by Borrower in any of the Loan Documents and especially those made under Clause 4.1 above (Borrower’s Representations and Warranties).

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6.1.3 Loan Documents

6.1.3.1 When this Agreement, the Loan Documents, or the insurance policies applicable to Borrower’s business and/or the assets are terminated or are declared null, void, invalid or unenforceable by a competent Authority.

6.1.3.2 If any of the Loan Guarantees are declared null, void, invalid or unenforceable.

6.1.3.3 If any of the Loan Documents are declared null, void, invalid or unenforceable by a competent Authority.

6.1.4 Dispossession

6.1.4.1 If any Authority ordered a moratorium having a Substantially Adverse Effect on the payments of the Borrower’s obligations derived from this Agreement and the Loan Documents.

6.1.4.2 If by virtue of a final and non-appealable court ruling the court ordered affecting permanently all or part of the Borrower’s real estate and/or personal property, and, in general, Borrower’s equity, or it was decided, directly or indirectly, that all or part of, (x) Borrower’s property and/or ownership over the relevant assets that make up its equity are affected leading to Borrower losing the ownership of such assets; or (v) its capital stock; or

6.1.4.3 If any Authority filed any administrative proceeding or if an administrative procedure of dispossession, confiscation, compulsory purchase, seizure, nationalization, or any other event or action in the Republic of Peru regarding all or a significant portion of the Borrower’s assets related to its business or the premises where the Borrower’s business operates, or if the Authority prevented or affected Borrower’s payment capacity and this were not cured within a global term of 30 (thirty) calendar days.

6.1.5 Winding-up, Liquidation, Restructuring, or Bankruptcy. If Borrower:

6.1.5.1 voluntarily resorted to a receivership, insolvency or liquidation agreement, and, in general, any of the receivership methods stipulated in the Receivership System Act, or a Bankruptcy procedure or any other mechanism leading to restructuring or refinancing of liabilities, or when, under any circumstance, inherent or third party, Borrower suspends current payment of its past due obligations, or becomes extinct, or appoints a trustee, receiver, liquidator or the like for such purpose; or

6.1.5.2 is included, by third party initiative, in (x) a bankruptcy agreement, insolvency proceedings or liquidation procedure, and such situation is not corrected within an overall term of 30 (thirty) calendar days; or (y) in general, in any bankruptcy proceedings established in the Receivership System Act, or any other mechanism leading to restructuring or refinancing of liabilities, and such situation is not corrected within an overall term of 30 (thirty) calendar days; or

6.1.5.3 interrupts its business activity or adopts company measures aimed at liquidating or dissolving the company.

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6.1.6 Sentences

6.1.6.1 If by virtue of a final and non-appealable administrative or court ruling the competent authority ordered the seizure and/or forfeiture, and, in general, any injunction ordered to any of its assets and such measure is not repealed or reversed within a term of ninety (90) calendar days of having been served to Borrower; except for such injunctions that given their nature cannot be lifted or replaced with a monetary bail.

6.1.6.2 If by virtue of a final and definitive administrative or court ruling, arbitration award, or settlement, or out-of-court transaction, the authority ordered, separately or jointly, Borrower to pay an amount higher than US$ 1,000,000.00 (One million and 00/100 US dollars) or its equivalent in local currency (PEN or S/.), unless at the time of payment thereof, Borrower proves to Interbank´s satisfaction that Borrower has sufficient funds therefor without affecting payment of its monetary obligations, including Loan Installments, arising out of this Agreement and the Loan Documents.

6.1.7 Permits and Licenses. If any authorization, concession, permit, or license required to develop the business were not granted or renewed or were repealed or amended in such a way that at the discretion of Interbank Borrower’s payment capacity to fulfill its obligations in the Loan Documents is jeopardized.

6.1.8 Loan Guarantees. If the assets or rights which have been pledged under the Loan Guarantees are assigned or sold, wholly or partially, under any type or modality to Third Parties.

6.1.9 Default of Obligations. With the exception of such obligations that have a specific event of default stipulated in this Clause, if the Borrower fails to comply with:

6.1.9.1 the obligations set out in Clause 5.1 above (Affirmative Covenants);

6.1.9.2 the obligations set out in Clause 5.2 above (Negative Convenants);

6.1.9.3 the obligations set out in Clause 5.3 above (Financial Convenants).

Breach of obligations also includes the Obligations to do, not to do, financial or otherwise set out in the 2017 Senior Secured Notes.

6.1.10 Control Change. If there is a Control Change in the Borrower.

6.1.11 Materially Adverse Effect. The occurrence of any event that at Interbank’s discretion has or could reasonably have a Materially Adverse Effect.

6.1.12 Distribution. Any Distribution, provided that before or after such distribution any of the conditions of this Agreement is breached.

6.1.13 Cross Acceleration. The possibility for any of the Borrower’s creditors to have a right to accelerate debts owed by Borrower before the date originally agreed to for that purpose.

6.1.14 Cross Default. If Borrower or its Related Companies breaches payment of any obligation or obligations equal to or greater than US$2’000,000.00 (Two million Dollars) (x) with Interbank different from those set out in this Agreement and the Loan Documents; (y) under any agreement, covenant, commitment or security that may have with any other Person that is not Interbank.

6.1.15 Breach of Loan Documents. If Borrower breaches any of the obligations undertaken under this Agreement or the Loan Documents not mentioned in previous Clauses 6.1.1 to 6.1.14 and such situation has not been cured within 15 (fifteen) calendar days from the moment (i) the Borrower is aware of the occurrence of such event; or (ii) the Borrower receives Interbank’s notice about the occurrence of such event, whichever comes first.

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Clause 6.2 Actions derived from the Events of Default

6.2.1 In the event there is any Event of Default, Interbank may declare, through written notice to Borrower, the amounts payable by the Borrower under this Agreement or Promissory Note, that somehow are enforceable after the notice date, as immediately enforceable and payable. To this end, the Parties agree that, from that moment, such amounts shall be enforceable and payable, without diligence, rogatory letters, notice, appearance for payment, injunction, protest or any other formality, all of which have been expressly waived by the Borrower.

Interbank shall attach to such notice the liquidation of the debit balance referred to in paragraph 7 of article 132 of the General Law for the Financial System, Insurance System, and Organic Law of the Banking and Insurance Superintendence.

For the purposes of the provision in Clause 6.2 (Actions derived from the Events of Default), the Borrower accepts that the effect of the above-mentioned declaration of overdue amount, shall be to allow Interbank to declare as overdue amount all the outstanding obligations and to proceed with the immediate collection of the due amounts, which shall be deemed, without necessity of any notice, protest or injunction, as liquid funds, enforceable and payable.

6.2.2 Without prejudice to require the payment of all the outstanding obligations, Interbank shall implement the Loan Guarantees in order to proceed with the collection of all the outstanding obligations.

6.2.3 For the purposes set out in Clause 6.2 (Actions derived from the Events of Default), the liquidation of the outstanding obligations shall be made by Interbank and informed to the Borrower for its payment; being the Borrower obliged to pay the liquidation amount given by Interbank.

CHAPTER VII Miscellaneous

Clause 7.1 Notices

7.1.1 Any notice, request or communication submitted by either Party to the other regarding any subject under this Agreement, shall be in writing, and shall be deemed duly given or sent when delivered to such Parties at the addresses listed below:

Interbank:

Banco Internacional del Perú – Interbank

To: Mr. Roberto Palacios / Ms. Adriana Burneo

Address: Calle Carlos Villarán No. 140, Urbanización La Victoria, Lima 13

Borrower:

Camposol S.A.

To: Ms. Maria Cristina Couturier Llerena, CFO

Address: Av. El Derby 250, floor 4, Santiago de Surco, Lima, Perú

Email: mcouturier@camposol.com.pe

Telephone: 634-4108

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7.1.2 Any modification of the above-mentioned information shall be notified in writing to the other Party with 10 (ten) Business Days in advance and on condition that the new address is in the city of Lima, otherwise the notices delivered to the addresses subject to modification shall be deemed as duly given or sent. In this case, all notices shall be sent to the address listed in this Clause 7.1 (Notices), and shall be deemed to be valid and duly given or sent.

Clause 7.2 Waiver of Rights

No delay or failure, in one or more opportunities, on the part of Interbank to exercise any right, power or privilege under this Agreement or any of the Loan Documents shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege under this Agreement or any of the Loan Documents shall preclude the exercise of any other power, right or privilege. The remedies herein provided are cumulative and not exclusive of any rights or remedies provided by the Governing Law.

Clause 7.3 Costs and Expenses

7.3.1 The Borrower shall reimburse Interbank for the costs and expenses it may incur in the drafting, execution, signing, modification, application and/or termination of the Agreement and the other Loan Documents, including any costs of notices, as well as any expenses, Taxes, travel, transportation, valuation, accounting, registration, notary, legal and other similar fees or taxes, Interbank’s legal counsel fees and registration, notary and legal fees derived from the execution, administration and/or application of this Agreement and the Loan Documents and those in which Interbank may incur under the Agreement.

7.3.2 The Borrower shall provide Interbank, if requested, with a notarized copy of the documents that confirm the payment made for the above-mentioned concepts within 10 (ten) calendar days from the date of payment.

Clause 7.4. Indemnity

7.4.1 Even when performances by the Parties derived from this Agreement had not been carried out,

(A)	Borrower shall indemnify and hold Interbank and/or any other Person harmless from any losses, damages, claims, debts, liabilities or expenses (including fees and counselling fees) arising out of any functions performed by Interbank or the Indemnified Person under any of the activities referred to in this Agreement and other Loan Documents, except in case of deceit or gross negligence on the part of Interbank or the Indemnified Person.

(B)	Compensation paid by the Borrower to Interbank shall also include any costs, expenses and fees of legal counsels, among others, that Interbank and/or the Indemnified Person might incur, included, but not limited to, costs, expenses and fees of legal counsels, among others.

7.4.2 The obligations set out in this Clause 7.4 (Indemnity) shall survive the Loan repayment, either by expiration or acceleration.

Clause 7.5 Term

Unless otherwise terminated as expressly provided herein, this Agreement shall remain in force while there is any balance due and payable and shall terminate with the full payment of all the amounts owed under this Agreement.

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Clause 7.6 Direct Debit and Compensation

7.6.1 Direct Debit: The Borrower expressly and irrevocably authorizes Interbank to debit the Loan Installments for the disbursement of the Loan, including Principal, compensatory and default interest, Fees and any other expenses, including registration and notary fees arising out from the Loan and the Loan Documents, from any of the accounts kept with Interbank, even when these do not have enough provision of funds, thus authorizing Interbank to overdraw its accounts, without giving rise to any liability on Interbank.

7.6.2 Compensation

7.6.2.1 Interbank shall be entitled to compensate any obligation held in favor of the Borrower against the enforceable, liquid and due obligations regarding this Agreement and the other Loan Documents.

7.6.2.2 From the due date of any of the payment obligations derived from this Agreement or the Loan Documents, without the Borrower having made the corresponding payment, Interbank shall apply the funds that, for any reason, it may hold in the name of Borrower or to be delivered to Borrower, within the country and/or abroad, to reduce such obligations, without assuming any liability therefor.

7.6.3 If, in order to debit pursuant to Clause 7.6.1 (Direct Debit) or exercise the compensation right set out in this Clause 7.6.2 (Compensation), Interbank applies the Borrower’s funds in a currency that is not the Loan Currency to the payment of any of the enforceable obligations derived from this Agreement or the other Loan Documents, the prevailing exchange rate shall be the one Interbank regularly uses for its currency transactions.

Clause 7.7 Assignment of Contract Position and Rights

7.7.1 Assignment of Contract Position. The Parties agree that Interbank may transfer, in whole or in part, the contract position corresponding to Interbank under this Agreement and the Loan Documents, by sending a written notice to the Borrower. For this purpose, if required by Interbank, the Borrower undertakes to sign a new Promissory Note and Promissory Note Agreement in favor of the assignee(s) of Interbank’s contract position.

7.7.2 Assignment of Rights. The parties agree that Interbank may assign, in whole or in part, the rights or obligations corresponding to Interbank under this Agreement and the Loan Documents, by sending a written notice to the Borrower.

Clause 7.8 Consent

For the purpose of allowing the assignments referred to in Clauses 7.7.1 (Assignment of Contract Position) and 7.7.2 (Assignment of Rights), the Borrower hereby expressly consents in advance to said assignments of contract position, rights or obligations, in compliance with the provisions set out in Article 1435 and the other relevant regulations of the Civil Code.

Clause 7.9 Taxes

All payments related to the Loan shall be made net and free of retentions or encumbrances pursuant to the provisions set out in Clause 2.9 (Payment of Taxes and Other Charges).

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Clause 7.10 Governing Law

In anything not contemplated in this document, the Agreement shall be governed by the Governing Law in the Republic of Peru. Likewise, any reference to the Governing Law or specific regulation contemplated in this document shall be deemed as referred to the Governing Law in the Republic of Peru.

Clause 7.11 Jurisdiction and Competence

7.11.1 The Parties shall resolve in good faith, through direct contact, any dispute or controversy arising out of the interpretation, application, validity or efficiency of this Agreement.

7.11.2 If the dispute cannot be settled within fifteen (15) calendar days, it shall be resolved by the Judges and Courts of the Judicial District of Lima Downtown, the Borrower therefore waiving any other jurisdiction, without any reserve or limitation whatsoever.

Clause 7.12 Modifications

All modifications, waivers or consents given under this Agreement shall be in writing and, (a) in the case of a waiver or consent, it shall be requested by the Borrower and the Interbank’s response accepted by the Borrower; and (b) in case of modification, it shall be signed and accepted by the Parties.

For purposes of paragraph (a) above, Interbank shall be authorized to charge Borrower a fee for said modifications or waivers. The amount to be charged for said fee shall be negotiated between Interbank and the Borrower.

Clause 7.13 Severability

The provisions set out in this Agreement shall be construed as effective and valid under the Governing Law, but if any part or the entire provision of this Agreement is prohibited or invalid pursuant the Governing Law, such provision shall be invalid only in regard to such prohibition or invalidity, without affecting the remaining of such provision or the other provisions of this Agreement. In this case, the Parties shall make reasonable efforts to implement a valid solution that achieves the closest result compared to that expected with the prohibited or invalid provision.

Clause 7.14 Confidentiality

7.14.1 Interbank declares that it knows that the Information received from the Borrower related to this Agreement is confidential; thus Interbank agrees to keep it confidential, except if this may be disclosed pursuant to Clause 7.14.3, or is aimed at carrying out the provisions set out in Clause 7.7, or when such information (i) is or becomes public by other means different to the breach of this Clause 7.14 (Confidentiality) by Interbank; or (ii) is available to Interbank by other means that are not the Borrower.

For purposes of the provisions in Clause 7.14 (Confidentiality), “Information” shall be deemed as any written information disclosed by the Borrower to Interbank or its directors, officers, agents, representatives, counsels (included, but not limited to, accounting, legal, financial, and technical counsels), employees and staff (hereinafter its “Representatives”) related to the Agreement.

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7.14.2 Any Representative obliged to keep this information confidential pursuant to this Clause 7.14 (Confidentiality) will have fulfilled his obligation if he had the same diligence and care as he would with his own confidential information.

7.14.3 In the event that Interbank or its Representatives are legally or judicially required to disclose any of the information, they shall notify the Borrower about this situation. If any protective measure does not proceed and/or Interbank or its Representatives are, according to its legal counsels, obliged to disclose information under liability or sanction, they shall disclose only the information legally required, without constituting a breach of this Clause 7.14 (Confidentiality).

7.14.4 Notwithstanding the provisions set out in this Clause 7.14 (Confidentiality), Interbank may disclose the existence of the Agreement and the other Loan Documents through advertising in specialized means or within its transactions.

7.15 Survival of Certain Provisions

All statements and declarations provided in this Agreement and any other Loan Document related to Taxes, Costs and expenses, Cost Increases, Reimbursement of Expenses, Waiver of Rights, Indemnity, Governing Law, Jurisdiction and Competence and any definition related to such points set out in Clause 1.1.1 (General Definitions) and in Clause 1.1.2 (Financial Definitions), shall survive and remain in full force without considering if the performances by the Parties under this Agreement or the other Loan Documents were or were not executed, or whether the Loan was repaid either by expiration or acceleration.

7.16 Final Agreement

This Agreement and the other Loan Documents contain and represent the final and entire agreement between the Parties with respect to the Loan.

Notary Public, please include the other provisions required by law and proceed to convert this private document into a public deed.

Lima, September 05, 2016

Signed by: BANCO INTERNACIONAL DEL PERÚ S.A.A. –INTERBANK.- Hilda Angelica de La Fuente Rodríguez

Signed by: BANCO INTERNACIONAL DEL PERÚ S.A.A. –INTERBANK.- José Antonio Gonzalez Ramsey

Signed by: CAMPOSOL S.A.—Manuel Salazar Diez Canseco

Signed by: CAMPOSOL S.A.—Alejandro Leoncio Arrieta Pongo

This private document is authorized by Viviana Tapia Solari, Atty. Lima Bar Association C.A.L. 1746

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Schedule 1

Repayment Schedule

	(in thousand US$)	Initial Balance	Disbursement	Repayment	Interest	Installment	Final Balance
			15,000	—	—	—	15,000
Year 1	Month 1	15,000	—	—	—	—	15,000
Year 1	Month 2	15,000	—	—	—	—	15,000
Year 1	Month 3	15,000	—	1,142	245	1,387	13,858
Year 1	Month 4	13,858	—	—	—	—	13,858
Year 1	Month 5	13,858	—	—	—	—	13,858
Year 1	Month 6	13,858	—	1,160	227	1,387	12,698
Year 1	Month 7	12,698	—	—	—	—	12,698
Year 1	Month 8	12,698	—	—	—	—	12,698
Year 1	Month 9	12,698	—	1,179	208	1,387	11,519
Year 1	Month 10	11,519	—	—	—	—	11,519
Year 1	Month 11	11,519	—	—	—	—	11,519
Year 1	Month 12	11,519	—	1,198	188	1,387	10,321
Year 2	Month 1	10,321	—	—	—	—	10,321
Year 2	Month 2	10,321	—	—	—	—	10,321
Year 2	Month 3	10,321	—	1,218	169	1,387	9,102
Year 2	Month 4	9,102	—	—	—	—	9,102
Year 2	Month 5	9,102	—	—	—	—	9,102
Year 2	Month 6	9,102	—	1,238	149	1,387	7,864
Year 2	Month 7	7,864	—	—	—	—	7,864
Year 2	Month 8	7,864	—	—	—	—	7,864
Year 2	Month 9	7,864	—	1,258	129	1,387	6,606
Year 2	Month 10	6,606	—	—	—	—	6,606
Year 2	Month 11	6,606	—	—	—	—	6,606
Year 2	Month 12	6,606	—	1,279	108	1,387	5,328
Year 3	Month 1	5,328	—	—	—	—	5,328
Year 3	Month 2	5,328	—	—	—	—	5,328
Year 3	Month 3	5,328	—	1,300	87	1,387	4,028
Year 3	Month 4	4,028	—	—	—	—	4,028
Year 3	Month 5	4,028	—	—	—	—	4,028
Year 3	Month 6	4,028	—	1,321	66	1,387	2,707
Year 3	Month 7	2,707	—	—	—	—	2,707
Year 3	Month 8	2,707	—	—	—	—	2,707
Year 3	Month 9	2,707	—	1,343	44	1,387	1,364
Year 3	Month 10	1,364	—	—	—	—	1,364
Year 3	Month 11	1,364	—	—	—	—	1,364
Year 3	Month 12	1,364	—	1,364	22	1,387	—

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Schedule 2: Promissory Note Form

PROMISSORY NOTE

Amount US$

Maturity date:             ,

For value received, we jointly and severally promise to pay, on the maturity date specified, to the order of Banco Internacional del Perú S.A.A. – Interbank (hereinafter the “Bank”), in its offices in this city, located at Avenida Carlos Villarán No. 140, Urbanización Santa Catalina, district of La Victoria, province and department of Lima, or when presented for collection, the amount of US$          (             and         /100 United States Dollars), amount owed by us to the Bank for the obligations undertaken to our entire satisfaction, without recourse to any claim whatsoever; thus we commit our current and future assets, as provided by law, especially those in the Bank, in order to fulfill these obligations.

In addition to the Principal of the amount of this Promissory Note, we commit to pay compensatory interest, from its maturity date to the date of full payment thereof, at the interest rate set out in Clause 2.5 of the Medium-Term Loan Agreement entered into by and between Camposol S.A. and the Bank on September 05, 2016 (hereinafter the “Loan Agreement”).

In the event that we do not pay appropriately and timely the Principal, the accrued interest or any amount owed, we commit ourselves to pay, in addition to compensatory interest, the Default interest at an interest rate determined in Clause 2.6 of the Loan Agreement and pursuant to the terms and conditions set out in such paragraph. During the time the Default interest accrues, the compensatory interest established in Clause 2.5 of the Loan Agreement shall accrue concurrently.

Also, we commit to pay the Bank for the notary fees, reasonable judicial and out-of-court costs and expenses incurred by the Bank regarding our default, committing ourselves to pay the same Default Interest agreed in this Promissory Note and Loan Agreement on such expenses.

We declare that we know the interest rates and commissions of the Bank applicable at the moment of signing this document.

This bond does not require protest due to payment default, and shall be executed just because its term has expired and has not been extended.

Taxes and fees derived from the obligation represented by this Promissory Note, except for those corresponding to the Bank pursuant to applicable Law, shall be assumed by us.

We accept beforehand the renewals and extensions of the maturity date of this Promissory Note that the Bank deems convenient to carry out; either for its total or partial amount; even when they have not been communicated to us. Such modifications shall be written down in this document or on a sheet of paper annexed hereto, without necessarily signing such document or sheet of paper.

We expressly and irrevocably authorize the Bank to, upon expiration of this Promissory Note or any renewal thereof, charge in any of our accounts or deposits in the Bank, the amount owed, either due to Principal, interest, commissions, expenses and taxes, as well as to charge on the debt any balance that the Bank may have in our favor.

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When the due date of any payment pursuant to this Promissory Note is on a non-Business Day, such due date shall be deemed to be the next Business Day. To that end, a Business Day shall be deemed to mean any day, other than a Saturday or Sunday, on which banks in the city of Lima, Peru are open for business and service to the public in general at their main offices.

Any reference to the Bank in this Promissory Note shall be deemed as made to any of its bearers, either acquired by endorsement or other way.

This Promissory Note shall be returned upon its cancellation in full. It is expressly stated that our address is Av. El Derby No. 250, floor 4, district of Santiago de Surco, province and department of Lima, at which location all notices and communications derived from this Promissory Note shall be addressed to.

This Promissory Note is of commercial nature and is subject to the provisions of the Secured Transactions Act, General Law for the Financial System, Insurance System, and Organic Law of the Banking and Insurance Superintendence, and other applicable regulations.

In order to implement this Promissory Note, we submit to the jurisdiction and competence of the judges and courts of the Judicial District of Lima Downtown, thus waiving the jurisdiction that may correspond to us according to our address.

Lima,             , 20

The Borrower

—————————

Schedule 3: Use of Funds

Resources obtained through the Loan shall be used only by the Borrower for the payment of the 2017 Senior Secured Notes, either upon expiration or through a Tender offer before the expiration. The Tender Offer may be partial or for the overall balance of the 2017 Senior Secured Notes.

—————————

Schedule 4:

Disbursement Request Form

Lima, [***]

Messrs.

BANCO INTERNACIONAL DEL PERÚ S.A.A. – INTERBANK

Attn.:      Mr. Roberto Palacios

              Corporate Banking

Subject:     Disbursement Request

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Dear Sirs,

We hereby request, pursuant to the provisions set out in Clause 6 of the Medium-Term Loan Agreement made and entered into by and between Banco Internacional del Perú S.A.A. and [***] (the “Loan Agreement”), the disbursement of [***] ([***] and 00/100 United States Dollars) on [***].

This request shall be irrevocable.

The amount requested under this Disbursement Request shall be assigned pursuant to Schedule 3 of the Loan Agreement.

We hereby ratify the statements provided in clause 4.1 of the Loan Agreement and declare that as of this date there has not been any Event of Default.

Additionally, we declare that the Conditions Precedent for Disbursement set out in Clause 3.1 of the Loan Agreement have been met.

Notwithstanding the provisions set out in Clause 5 of the Loan Agreement, the aforementioned certifications are effective as of the date hereof and shall remain in force until the Disbursement Date. If any certification results to be invalid, after this document or before the disbursement, [***] shall promptly notify the Bank in writing.

It is hereby certified that all the capitalized terms used in this document shall have the meanings ascribed to them in the Loan Agreement.

Yours faithfully,

[Client’s name]

Name: [***]

ID #: [***]

Position: [***]

—————————

Schedule 5:

Promissory Note Agreement Form

CAMPOSOL S.A., a corporation organized and validly existing under the laws of the Republic of Peru (hereinafter the “Borrower”), hereby signs one (01) incomplete Promissory Note in favor of Interbank; therefore, upon execution hereof, the Borrower hereby expressly and irrevocably authorizes Interbank or whoever it has transferred the incomplete Promissory Note to fill out such incomplete Promissory Note according to the following terms:

FIRST: Interbank shall deem all the dates as due and recover the amount owed by implementing the Promissory Note if Interbank acts according to the provisions set out in paragraph 6.2.1 of the Medium-Term Loan Agreement made and entered into by and between the Borrower and Interbank on September 05, 2016 (hereinafter the “Agreement”).

SECOND: The instructions for filling out the incomplete Promissory Note are the following:

The opportunity from where Interbank shall proceed to fill out the Promissory Note shall be that in which the settlement referred to in paragraph 6.2.1 of the Agreement is carried out.

The issuance or subscription date of the Promissory Note to be printed on the document by Interbank shall be that which corresponds to the Disbursement Date.

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The due date of the Promissory Note to be printed by Interbank shall be the date in which Interbank deems all dates as due according to Clause 1.

The amount to be paid by the Borrower and that Interbank shall indicate in the document, under the title “Loan Amount”, shall be equivalent to those sums to be paid by the Borrower to Interbank according to the terms of the Agreement, including the respective interest according to the rates set out in the Agreement, increased by the corresponding taxes if applicable to the Promissory Note.

The parties hereby agree that any Tax that may encumber the issuance and payment of the Promissory Note described in this document shall be assumed by the Borrower.

The total amount of the debt balance payable by the Borrower includes, at Interbank’s discretion, interest, commissions, penalties, insurance premiums, and all the other concepts applicable and enforceable when filling out the Promissory Note.

The Borrower irrevocably authorizes Interbank to debit the outstanding balance in any of the accounts that the Borrower may have with Interbank, affecting any deposit, security or other asset in possession of Interbank.

The Borrower accepts and assumes all total or partial renewals and/or extensions written on the Promissory Note, even when they are not signed by the Borrower.

This document constitutes the Agreement entered into by and between the Borrower and Interbank under Article 10 of Law 27287 – Securities Act and the Letter G-0090-2001 or the regulations that replace or modify them, and Law 27311 – Strengthening Consumer Protection System Act.

THIRD: The Borrower expressly states having received a copy of the incomplete Promissory Note signed by the Borrower from Interbank when Interbank received such incomplete Promissory Note.

FOURTH: The Borrower expressly disclaims the inclusion of a clause that hinders or limits the free negotiation of the incomplete Promissory Note, pursuant to the provisions set out in paragraph 2.3. of Letter G-0090-2001.

Notwithstanding, the Borrower only authorizes that the Promissory Note is freely transferred to the assignee or new creditor on the condition that the transfer of the Promissory Note is carried out with the credit claim of Interbank originated under the Agreement. Likewise, any assignment involving the assignment of collection rights under the Agreement – whether totally or partially – shall include necessarily the Promissory Note transfer (at least regarding the amount of the collection rights transferred) and this Promissory Note Agreement.

Lima, September 05, 2016

Interbank

Borrower

—————————

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Schedule 6:

Conditions Precedent Certification Form

Lima, [***]

Messrs.

BANCO INTERNACIONAL DEL PERÚ S.A.A. – INTERBANK

Attn.:     Roberto Palacios

Dear Sirs,

We refer to the Medium-Term Loan Agreement made and entered into on September 05, 2016, by and between Interbank, in its capacity as Lender, and Camposol S.A. (“Camposol S.A.”), in its capacity as Borrower, whereby Interbank has granted to Camposol S.A. a financing for an amount totaling US$ 15,000,000.00 (Fifteen million and 00/100 United States Dollars) (hereinafter the “Agreement”).

All the capitalized terms used in this document that are not expressly defined shall have the meanings ascribed to them in the Agreement.

In this regard, and in order to comply with paragraph 3.2.3 (iii) of the Agreement, I hereby declare under oath that:

(a)	The statements and assertions provided in Clause 4.1 of the Agreement are true and correct.

(b)	The person(s) signing the Loan Documents in the name and on behalf of the Borrower have full power and sufficient authority to act with the powers of representation granted by such instruments, as well as to bind the Borrower to the terms set out in them.

(c)	Camposol S.A. has not incurred or is incurring in any of the Events of Default listed in Clause 6.1. of the Agreement.

(d)	Camposol S.A. has all types of private and/or public approvals, authorizations, licenses and permits that the Law demands or that are necessary to sign the Loan Documents.

(e)	The Borrower is not in default with the payment of any of its financial obligations with other banks or local or foreign financial system entities.

(f)	There is no event that may be expected to have a Material Adverse Effect.

Yours faithfully,

[***]

Chief Executive Officer

Name: [***]

ID # [***]

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Schedule 7A:

Opinion of Borrower’s Legal Counsel Form

[Place and Date]

BANCO INTERNACIONAL DEL PERÚ S.A.A. – INTERBANK

Av. Carlos Villaran No. 140

Santa Catalina, La Victoria

Lima 13

Attn.:     Mr. [*]

[position]

Subject: Loan to be granted by Banco Internacional del Perú S.A.A. (“Interbank”) in favor of [ ] (the “Borrower”) up to [ ] ([ ] and 00/100 [ ]) (hereinafter the “Loan”)

Dear Sirs,

We refer to the Loan Agreement for an amount totaling [ ] ([ ] and 00/100 [ ]) (hereinafter the “Loan Agreement”) to be made and entered into by and between the Borrower and Interbank.

We issue this opinion in our capacity as legal counsels of the Borrower pursuant to paragraph (iii) of Clause 3.1.4 of the Loan Agreement, being authorized to exercise this legal profession in the Republic of Peru (“Peru”). The capitalized terms used in this opinion that are not expressly defined shall have the meanings ascribed to them in the Loan Agreement.

In order to issue this legal opinion, we have reviewed the following documents (hereinafter the “Loan Documents”):

(i)	Loan Agreement’s final draft

(ii)	Promissory Note Form and Promissory Note Agreement

(iii)	Certifications and statements issued pursuant to the Loan Agreement

(iv)	[other documents to be determined during the financing operation]

Additionally, in order to issue this legal opinion, I have reviewed the documents which I consider relevant or necessary to issue my opinion.

In this regard, I issue my legal opinion as follows:

1.	The Borrower is a corporation, duly organized and validly existing under the laws of Peru, with sufficient authorizations and powers to sign the Loan Documents and to comply with the obligations arising therefrom, in the terms set out in them.

2.	Neither the execution of the Loan Documents nor the fulfilling of the derived obligations by the Borrower contravene the legal or statutory provisions in Peru, nor constitute a breach of the Borrower’s bylaws.

3.	The execution of the Loan Documents has been duly authorized by the relevant internal bodies of the Borrower, and shall constitute applicable, binding, valid, and legal obligations on the Borrower and joint guarantors, respectively and accordingly, in accordance with their terms.

4.	The person(s) signing the Loan Documents in the name and on behalf of the Borrower have full power and sufficient authority to act with the powers of representation granted by such instruments, as well as to bind the Borrower to the terms set out in them.

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5.	The Borrower is not required to obtain authorization, approval or any other kind of permit; as well as to notify or submit any request before any Authority or regulatory body or third party for execution, signing, delivery and implementation of the Loan Documents and any other document that the Borrower must sign or issue regarding the Loan Agreement.

6.	The Borrower does not have, directly or indirectly, any pending litigations, trials or proceedings before any jurisdiction, tax auditing or obligation or contingency that hinders, limits or prevents the Borrower from fulfilling any of the obligations assumed under the Agreement or the Loan Documents or that may affect the validity and/or enforceability of such documents.

7.	Neither the execution of the Loan Agreement and the other Loan Documents nor the fulfilling of the derived obligations by the Borrower contravene or constitute a breach of the Borrower’s bylaws or any other agreement signed by the Borrower.

8.	The Borrower shall be subject to the civil and commercial laws regarding the obligations arising from the Loan Documents and the signing of these documents by the Borrower constitutes trade operations pursuant to the laws of Peru.

9.	Neither the Loan Documents shall be submitted or registered before any court or other relevant Authority nor shall any stamp fee or similar tax with charge to or in relation with the Loan Documents be paid in order to assure the enforceability, priority or admissibility in evidence of the Loan Documents.

10.	The Promissory Notes to be issued to Interbank by the Borrower, according to Schedule 2 of the Loan Agreement, once signed by the Borrower’s authorized representatives, shall constitute binding, valid and executive bonds.

11.	The Borrower’s obligation consisting in making all the necessary payments under the Loan Agreement and the payment of the Promissory Notes free of any charges or encumbrances on account of taxes, fees or other present or future expenses, is valid pursuant to current Peruvian legislation.

12.	The decision of choosing the legislation in force in the Republic of Peru to regulate the rights and obligations of the Parties arising from the Loan Agreement is valid pursuant to current Peruvian legislation.

13.	The Borrower’s submission to the jurisdiction of the relevant Courts and Tribunals in the city of Lima in Peru is valid pursuant to current Peruvian legislation.

14.	[others to be determined by Interbank]

This legal opinion has been issued in my capacity as [internal/external] legal counsel of the Borrower and is intended only to execute the Loan Documents and for information of the person to whom it is addressed and shall not be used for any other purpose or by any other person.

Yours faithfully,

[*]

—————————

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Schedule 7B:

Opinion of Interbank’s Legal Counsel Form

[Place and Date]

BANCO INTERNACIONAL DEL PERÚ S.A.A. – INTERBANK

Av. Carlos Villaran No. 140

Santa Catalina, La Victoria

Lima 13

Attn.: Mr. [*]

    [position]

Subject: Loan to be granted by Banco Internacional del Perú S.A.A. (“Interbank”) in favor of [ ] (the “Borrower”) up to [ ] ([ ] and 00/100 [ ]) (hereinafter the “Loan”)

Dear Sirs,

We refer to the Loan Agreement for an amount totaling [ ] ([ ] and 00/100 [ ]) (hereinafter the “Loan Agreement) to be made and entered into by and between the Borrower and Interbank.

We issue this opinion in our capacity as legal counsels of the Borrower pursuant to paragraph (iii) of Clause 3.1.4 of the Loan Agreement, being authorized to exercise this legal profession in the Republic of Peru (“Peru”). The capitalized terms used in this opinion that are not expressly defined shall have the meanings ascribed to them in the Loan Agreement.

In order to issue this legal opinion, we have reviewed the following documents (hereinafter the “Loan Documents”):

(i)	Loan Agreement’s final draft

(ii)	Certifications and statements issued pursuant to the Loan Agreement

(iii)	Documents and/or contracts regulating guarantees

(iv)	[other documents to be determined during the financing operation]

Additionally, in order to issue this legal opinion, I have reviewed the documents which I consider relevant or necessary to issue my opinion.

In this regard, I issue my legal opinion as follows:

1.	The Borrower is a corporation, duly organized and validly existing under the laws of Peru, with sufficient authorizations and powers to sign the Loan Documents and to comply with the obligations arising therefrom.

2.	Neither the execution of the Loan Documents nor the fulfilling of the derived obligations by the Borrower contravene the legal or statutory provisions in Peru, nor constitute a breach of the Borrower’s bylaws.

3.	The execution of the Loan Documents has been duly authorized by the relevant internal bodies of the Borrower, and shall constitute applicable, binding, valid, and legal obligations on the Borrower and joint guarantors, respectively and accordingly, in accordance with its terms.

4.	The person(s) signing the Loan Documents in the name and on behalf of the Borrower have full power and sufficient authority to act with the powers of representation granted by such instruments, as well as to bind the Borrower to the terms set out in them.

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5.	The Borrower is not required to obtain authorization, approval or any other kind of permit; as well as to notify or submit any request before any Authority or regulatory body or third party for execution, signing, delivery and implementation of the Loan Documents and any other document that the Borrower must sign or issue regarding the Loan Agreement.

6.	Neither the execution of the Loan Agreement and the other Loan Documents nor the fulfilling of the derived obligations by the Borrower contravene or constitute a breach of the Borrower’s bylaws or any other agreement signed by the Borrower.

7.	The Borrower shall be subject to the civil and commercial laws regarding the obligations arising from the Loan Documents and the signing of these documents by the Borrower constitutes trade operations pursuant to the laws of Peru.

8.	The Loan Guarantees [detail of the established guarantees, validity, enforceability, etc., as well as other statements to the satisfaction of Interbank]

9.	[others to be determined by Interbank]

This legal opinion has been issued in my capacity as legal counsel of Interbank in the operation and is intended only to execute the Loan Documents and for information of the person to whom it is addressed and shall not be used for any other purpose or by any other person.

Yours faithfully,

[*]

—————————

Schedule 8:

Affidavit on the Absence of any Event of Default Form

*Lima, [***]

Messrs.

BANCO INTERNACIONAL DEL PERÚ S.A.A. – INTERBANK

Attn.: Mr. [***]

[position]

Subject: Medium-Term Loan Agreement dated September 05, 2016 (hereinafter the “Agreement”)

Dear Sirs,

By means of this document, in my capacity as [Chief Executive Officer]1 of Camposol S.A., I state that:

(a)	There has not been any event that, with a notice or over time, may become an Event of Default, as defined in the Agreement;

(b)	Camposol S.A. is in strict compliance with the financial obligations under the Agreement;

[1]	It depends on each transaction, the signature of the CEO or CFO of the Borrower usually appears on this field.

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(c)	Camposol S.A. has not been notified or informed about contingencies or administrative, arbitral or judicial proceedings against it, and has not entered administrative, arbitral or judicial proceedings against third parties whose final decision may cause an Event of Default or a Material Adverse Effect;

(d)	[ ], on [ ], [ ], has been fulfilling the Obligations to Do or to Not to Do set out in Clause 5 of the Agreement; and

(e)	The statements and assertions provided in Clause 4.1 of the Agreement are true and correct, and shall remain in full force.

Additionally, please find attached:

(a)	List of judicial or administrative proceedings of [***] began on [***]

(b)	[Any other information that may be relevant]

This statement is made as a sworn statement.

Yours faithfully,

[***]

Name: [***]

ID #: [***]

Position: [***]

—————————

Schedule 9

List of debts to Subsidiaries and Affiliates

Loans to Camposol	Amount (USD)
NOR AGROPERU S.A.C.	157
CAMPOSOL HOLDING PLC	3,137
DOMINGO RODAS S.A.	4,713
CAMPOSOL FRESH B.V.	123,890
MARINASOL S.A.	2,320,450

Overall total	2,452,348

Loans from Camposol	Amount (USD)
MARINAZUL S.A.	34,749,215
CAMPOSOL HOLDING PLC	4,010,910
CAMPOINCA SA	1,876,610
Pesquera ABC SAC	1,802,541
MUELLES Y SERVICIOS PAITA SAC	1,447,694
CAMPOSOL FRESH USA	738,089
NOR AGROPERU S.A.C.	447,532
INVERSIONES AGRÍCOLAS INMOBILIARIAS	406,406
EMPACADORA DE FRUTOS TROPICALES SOC	248,502
CAMPOSOL EUROPA S.L.	189,173
CAMPOSOL FRESH B.V.	173,357
ASOCIACION PARA LA CERTIFICACION DE	121,715
MARINASOL S.A.	119,720
DESARROLLO INMOBILIARIO MARVERDE S.	44,855
GRAINLENS LTD	29,822
MADOCA CORP	20,991
CORPORACION REFRIGERADOS INY S	8,013
CAMPOSOL FRESH B.V. SUCURSAL ESPAÑA	1,309
GESTION DEL PACIFICO S.A.C.	681
AGRONORTE S.A.C.	592
PRODEX E.I.R.L.	294
VEGESOL S.A.	247
CAMPOSOL SPECIALTIES INC	120

Overall total	46,438,387

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Schedule 10

List of liens and encumbrances

Name	Parcel RRCC	Entry	Card	Hectares	Geographic Location	Lien
FRUSOL I and II (MAR VERDE BAJO)	Plot 7B-I (2)	4020046	19802	313.35	Valle, distrito and provincia de Viru	Trust Company La Fiduciaria S.A.
	Plot 7C (2)	4020048	19804	914.93	Valle, distrito y provincia de Viru	Trust Company La Fiduciaria S.A.
MAR VERDE ALTO	Plot 7C (1) UC 5301	4056436	39132	582.3834	Sector III Chavimochic, valle, distrito y prov de Viru	Trust Company La Fiduciaria S.A.
	PLOT 7B-I (1) UC 5304	4056437	39134	6.3594	Sector III Chavimochic, valle, distrito y prov de Viru	Trust Company La Fiduciaria S.A.
	UC 5303	4056438	39135	668.8953	Sector III Chavimochic, valle, distrito y prov de Viru	Trust Company La Fiduciaria S.A.
	Plot 7C (1) UC5302	4052409	39133	10.5589	Sector III Chavimochic, valle, distrito y prov de Viru	Trust Company La Fiduciaria S.A.
AGROMAS	Plot 7D-1 (P)	4028966	27836	413.79	Predio Agromas, distrito y provincia de Viru	Interbank
FUNDO 7A. FRUSOL III	Plot 7A-I	11031079		351.97	Etapa I, Sector II, Valle, dist Chao, provincia Viru	Trust Company La Fiduciaria S.A.
FUNDO 7A. FRUSOL IV	Plot 7A-II-A	11122986		61.21	Sector II, Etapa I, distrito Chao, provincia Viru	Trust Company La Fiduciaria S.A.
	Plot 7A-II-B	11122987		193.03	Sector II, Etapa I, distrito Chao, provincia Viru	Trust Company La Fiduciaria S.A.
FUNDO 7A. YAKUY MINKA	Plot 7A-III	11031110		1405.11	Sector II, Etapa I, distrito Chao, provincia Viru	Trust Company La Fiduciaria S.A.
FNDO 7A VALLE PERDIDO	Plot 7A-IV	11048175		750.16	Lote 7A-IV, distrito de Chao, provincia de Viru	Trust Company La Fiduciaria S.A.
EL TIZAL	VD. TI-6	4007750	37626	9.04	Valle Chao Predio Lote VD.TI-6. El Tizal, Etapa I	Trust Company La Fiduciaria S.A.
	VD. TI-12 UC 02801	11125419	Independent	7.3485	Predio VD-TI-12, Sec El Tizal, valle dist Chao prov Viru	Trust Company La Fiduciaria S.A.
	VD. TI-12A UC 02799	11123614	Independent	9.1186	Predio y Sector El Tizal, valle y dist Chao, prov Viru	Trust Company La Fiduciaria S.A.
	VD.TL-31	11088678	Independent	22.12	Lote El Tizal, Sector II, valle y dist Chao, prov Viru	Trust Company La Fiduciaria S.A.
NAPO (DB5-I)	Plot DB5-I	4007752	PR37628	169.8	Sector III, valle, distrito y provincia de Viru	Trust Company La Fiduciaria S.A.
COMPOSITAN II y III	Plot Compositan III	11048205		2304.12	Proy Esp Chav, Etapa I, Sec II-III, valle Viru Chao, dist prov de Viru	BBVA Continental
AEROPUERTO	Plot 4	4000913	PR30760	266.92	Lote 4, Sector 1 Valle Chao, dist y prov Viru	Interbank

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CARMEN ALTO (CHAO)	Plot Carmen Alto UC 656	4048874	PR10568	0.76	Pred Carmn Alto, Sec Sn Carlos, valle dist Chao prov Viru	Trust Company La Fiduciaria S.A.
SAN JOSE, VIRÚ	A-1	4013092	PR13483	4.5	Predio San Jose, Valle, distrito y provincia Viru	Interbank
	2-A	4012564	13008	4.9	Predio San Jose, Valle, distrito y provincia Viru	Interbank
	3-A	4012567	13010	4.9	Predio San Jose, Valle, distrito y provincia Viru	Interbank
	A-5	4028163	PR27111	4.9	Predio rural, Valle, distrito y provincia Viru	Interbank
	A-11	4011407	11940	5	Predio San Jose, Valle, distrito y provincia Viru	Interbank
	A-12	4013127	13514	5	Predio rural, Valle, distrito y provincia Viru	Interbank
	A-13	4013128	13515	5	Predio rural, Valle, distrito y provincia Viru	Interbank
	A-14	4014129	14416	5	Predio San Jose, Valle, distrito y provincia de Viru	Interbank
	A-15	4026999	PR26055	5	Predio rural, distrito y provincia de Viru	Interbank
	A-19	4019995	PR19757	5	Predio San Jose, Valle, distrito y provincia Viru	Interbank
	A-20	4013157	13541	5	Predio San Jose, Valle, distrito y provincia Viru	Interbank
	A-21	4013156	13540	5	Predio San Jose, Valle, distrito y provincia Viru	Interbank
	A-23	4015178	15397	5	Predio San Jose, Valle, distrito y provincia Viru	Interbank
	A-24	4015179	15398	5	Predio San Jose, Valle, distrito y provincia Viru	Interbank
	A-25	4016717	PR16790	5	Predio San Jose, Valle, distrito y provincia Viru	Interbank
	A-26	4012581	13023	5	Predio San Jose, Valle, distrito y provincia Viru	Interbank
	A-27	4012580	13022	5	Predio San Jose, Valle, distrito y provincia Viru	Interbank
	A-28	4012592	13033	5	Predio San Jose, Valle, distrito y provincia Viru	Interbank
	A-32	4015964	PR16108	5	Predio San Jose, Valle, distrito y provincia Viru	Interbank
	A-33	4016612	PR166695	5	Predio San Jose, Valle, distrito y provincia Viru	Interbank
	A-34	4013561	13905	5	Predio San Jose, Valle, distrito y provincia Viru	Interbank
	A-35	4013560	13904	5	Predio San Jose, Valle, distrito y provincia Viru	Interbank
	A-36	4019993	PR19755	5	Predio San Jose, Valle, distrito y provincia Viru	Interbank
	A-37	4020250	PR19987	4.9	Predio San Jose, Valle, distrito y provincia Viru	Interbank

46 / 51

LIMA NOTARY PUBLIC’S ASSOCIATION

A-39	4016450	PR16546	5	Predio San Jose, Valle, distrito y provincia Viru	Interbank
A-41	4015335	PR15538	5	Predio San Jose, Valle, distrito y provincia Viru	Interbank
A-43	4022598	PR22095	5	Predio San Jose, Valle, distrito y provincia Viru	Interbank
A-44	4022430	PR21945	5	Predio San Jose, Valle, distrito y provincia Viru	Interbank
					Recording of Lawsuit— Judicial proceeding 128-2007
A-45	4021853	PR2142B	4.9	Predio San Jose, Valle, distrito y provincia Viru	Interbank
A-46	4015191	15408	4.9	Predio San Jose, Valle, distrito y provincia Viru	Interbank
A-47	4011582	PR12099	5	Predio San Jose, Valle, distrito y provincia Viru	Interbank
A-48	4011581	12098	5	Predio San Jose, Valle, distrito y provincia Viru	Interbank
A-50	4012602	13042	5	Predio rural, distrito y provincia Viru	Interbank
A-51	4028473	PR27391	5	Predio rural, distrito y provincia Viru	Interbank
A-52	4015231	15441	5	Predio rural, distrito y provincia Viru	Interbank
A-53	4027101	PR26153	5	Predio rural, distrito y provincia Viru	Interbank
A-54	4016427	PR16525	5	Predio San Jose, Valle, distrito y provincia Viru	Interbank
A-55	4016096	PR16228	5	Predio San Jose, Valle, distrito y provincia Viru	Interbank
A-56	4016588	PR16673	5	Predio San Jose, Valle, distrito y provincia Viru	Interbank
A-57	4027025	PR26081	5	Predio San Jose, Valle, distrito y provincia Viru	Interbank
A-58	4015407	PR15603	5	Predio San Jose, Valle, distrito y provincia Viru	Interbank
A-59	4020822	PR20502	5	Predio San Jose, Valle, distrito y provincia Viru	Interbank
A-60	4019959	PR19724	6.31	Predio San Jose, Valle, distrito y provincia Viru	Interbank
A-61	4015072	15301	5	Predio San Jose, Valle, distrito y provincia Viru	Interbank
A-62	4015946	PR16092	5	Predio San Jose, Valle, distrito y provincia Viru	Interbank
A-63	4015885	PR16036	5.34	Predio San Jose, Valle, distrito y provincia Viru	Interbank
A-64	4015421	PR15617	5.34	Predio San Jose, Valle, distrito y provincia Viru	Interbank
A-65	4015199	15415	5.34	Predio San Jose, Valle, distrito y provincia Viru	Interbank

47 / 51

LIMA NOTARY PUBLIC’S ASSOCIATION

SINCROMAX	Plot 3-A: In USUFRUCT	3127933	PR35477	421.33	Sctor I, Etapa I, Proy.Chavim. Valle y dist Chao, prov Viru	1st Purchase option: Camposol. Usufruct 15 years. US$ 35,000 per year.
FUNDO TERRA	Fundo Ballass	11077707	9196	175	Sector Parkinsonia del ex Predio San Lorenzo	Trust Registration Procedure
	18576	4013099	20733	150	San Juan de Curumuy	Trust Registration Procedure
	41289	4033518	42067	43	Predio Curumuy	Trust Registration Procedure
	41596	4055086	63650	12.1500	Predio Cieneguillo	Trust Registration Procedure
	41771	4075274	83862	17.29	Prefio Curumuy	Trust Registration Procedure
	10312	4004395	8916	300	Ex colonización San Lorenzo, dist Tambogrande, prov Piura	Trust Registration Procedure
		4131813	15743	200	Las Dunas	Preregistration—Trust Registration Procedure
FUNDO AGROALEGRE	27771	4013278	17706	560.8291	Predio Nuevo San Vicente de Huangala	Trust Registration Procedure
FUNDO HUANGALA	40075	4012250	16677	30.4598	Ex colonización San Lorenzo	Trust Registration Procedure
	27773	4013546	17975	13.2144	Asoc. de Camp. Nvo. Sn Vicente de Huangala, Sullana, Piura	Trust Registration Procedure
	40091	4012773	17200	49.146	Ex Predio San Lorenzo	Trust Registration Procedure
	40138	4013574	18003	16.7773	Asoc. de Camp. Nvo. Sn Vicente	Trust Registration Procedure
	40206	4013282	17710	15.5142	Asoc. de Camp. Nvo. Sn Vicente de Huangala, Sullana, Piura	Trust Registration Procedure
	40221	4012060	16486	102.9308	Ex Predio Parales, Ex colonización Sn. Lorenzo	Trust Registration Procedure
	40199	4011832	16258	423.2323	Predio Ex colonización San Lorenzo	Trust Registration Procedure
	40144	4013356	17785	5.9521	Asoc. de Camp. Nvo. Sn Vicente	Trust Registration Procedure
	40171	4012009	16435	11.72	Predio Colonizacion San Lorenzo	Trust Registration Procedure
	40225	4013299	17727	6.6594	Asoc. de Camp. Nvo. Sn Vicente de Huangala	Trust Registration Procedure
	40226	4013365	17794	11.3609	Asoc. Campesinos Nuevo San Vicente	Trust Registration Procedure
	40239	4012378	16805	4.8195	Asoc. de Camp. Nvo. Sn Vicente de Huangala	Trust Registration Procedure
	41566	4013724	18154	16.5	Predio Sn Vicente de Predia Rodada	Trust Registration Procedure
	40999	4013143	17570	6.4980	Distrito y provincia de Sullana	Trust Registration Procedure
FUNDO (Barter for Parcel RRCC 27778, Entry 4011727 of 376.8120 HAS. – Fundo Huangala – Sullana)	40072	4013753	18183	19.0732	Ex Asoc Camp Nvo. Sn Vicente Huangala, dist prov Sullana, Piura	Trust Registration Procedure

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LIMA NOTARY PUBLIC’S ASSOCIATION

40073	4018614	23051	19	Nvo Sn Vicente Huangala, valle Chira, dist prov Sullana, Piura	Trust Registration Procedure
40074	4018615	23052	19	Nvo Sn Vicente Huangala, valle Chira, dist prov. Sullana, Piura	Trust Registration Procedure
40053	4015304	19734	10.5	Ex Asoc Camp Nvo. Sn Vicente Huangala, dist prov. Sullana, Piura	Trust Registration Procedure
40052	4015303	19733	10.5	Ex Asoc Camp Nvo. Sn Vicente Huangala, dist prov Sullana, Piura	Trust Registration Procedure
40051	4013055	17482	10.5	Ex colonizacion Sn Lorenzo, dist prov Sullana, Piura	Trust Registration Procedure
40050	11035305		4.7315	Distrito y provincia de Sullana	Trust Registration Procedure
40045	4018985	23422	10.374	Ex predio Sn Lorenzo, dist prov Sullana, Piura	Trust Registration Procedure
40044	4018986	23423	10.374	Ex predio Sn Lorenzo, dist prov Sullana, Piura	Trust Registration Procedure
40081	11036431		5.75	Distrito y provincia de Sullana	Trust Registration Procedure
40082	4013643	18073	5.75	Asoc de Camp Nvo Sn Vicente, dist prov Sullana, Piura	Trust Registration Procedure
40083	4013645	18075	5.8	Ex Asoc Camp Nvo. Sn Vicente Huangala, dist prov. Sullana, Piura	Trust Registration Procedure
40092	11033891		5.8	Nvo. Sn Vicente de Huangala dist prov Sullana, Piura	Trust Registration Procedure
40093	11036426		3.5	Ex predio rusl Sn Lorenzo, valle Chira, dist prv Sullana, Piura	Trust Registration Procedure
40095	4013579	18008	3.5275	Asoc de Camp Nvo Sn Vicente, dist prov Sullana, Piura	Trust Registration Procedure
40090	4013581	18010	31.741	Asoc de Camp Nvo Sn Vicente, dist prov. Sullana, Piura	Trust Registration Procedure
40133	4012928	17355	20.1673	Ex colonización Sn Lorenzo, dist prov Sullana, Piura	Trust Registration Procedure
40134	4012582	17009	10.3585	Ex predio Sn Lorenzo, dist prov Sullana, Piura	Trust Registration Procedure
40132	4018993	23430	9.5638	Distrito y provincia de Sullana	Trust Registration Procedure
40137	11036425		10.5275	Ex predio rustico Sn Lorenzo, dist prov Sullana, Piura	Trust Registration Procedure
40131	11036427		10.5275	Ex predio rustico Sn Lorenzo, dist prov Sullana, Piura	Trust Registration Procedure
40213	4013276	17704	10.9689	San Vicente de Huangala, dist prov Sullana, Piura	Trust Registration Procedure
40224	11036581		11.4273	Ex predio rustico Sn Lorenzo, dist prov Sullana, Piura	Trust Registration Procedure
40209	4019067	23504	10.7756	Predio Huangala (P), dist prov Sullana, Piura	Trust Registration Procedure
40102	11036599		19	Ex predio rustico Sn Lorenzo, dist prov Sullana, Piura	Trust Registration Procedure

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LIMA NOTARY PUBLIC’S ASSOCIATION

40034	11035460		10.5	Predio Huangala, dist prov Sullana, Piura	Trust Registration Procedure
40040	4012930	17357	14.25	Ex colonización Sn Lorenzo, dist prov Sullana, Piura	Trust Registration Procedure
40015	4012181	16608	15	Ex colonización Sn Lorenzo, dist prov Sullana, Piura	Trust Registration Procedure
40016	4015479	19909	10.9204	San Vicente de Huangala, dist prov Sullana, Piura	Trust Registration Procedure
40017	4015478	19908	10.9204	Ex Asoc Camp Nvo Sn Vicente Huangala, dist prov. Sullana, Piura	Trust Registration Procedure
40019	4012180	16607	15	Ex colonización Sn Lorenzo, dist prov Sullana, Piura	Trust Registration Procedure
40020	4012253	16680	10	Ex colonización Sn Lorenzo, dist prov Sullana, Piura	Trust Registration Procedure

CONCLUSION: Having executed this instrument, I certify that the appearing parties read this instrument and ratified its content, indicating that they have been informed about its object and the legal effects emanating therefrom, that they knew about the recitals and/or documents that originated the private document and this instrument, and the identities of each other, and acknowledging the signature on the private document as theirs.

Article 59, paragraph K) of the Notary Public Legislative Degree: I, the undersigned Notary Public, do hereby certify that due diligence and monitoring efforts have been carried out in terms of prevention of money laundering. In this regard, the parties to this public instrument declare under oath and under their liability that the origin of the funds, goods or assets transferred by them are not related to money laundering, thus they have a legitimate origin, extending this sworn statement to the methods of payment used, where appropriate, in the act hereby formalized.

This public deed initiates on page B: 5706628 and ends on page B: 5706642 (back of the page).

I hereby certify that the appearing parties signed this document on September 6, 2016, thus completing the signature process. I attest.

[illegible signature] [fingerprint]

HILDA ANGELICA DE LA FUENTE RODRIGUEZ

BY: BANCO INTERNACIONAL DEL PERU S.A.A. – INTERBANK

[illegible signature] [fingerprint]

JOSE ANTONIO GONZALEZ RAMSEY

BY: BANCO INTERNACIONAL DEL PERU S.A.A. – INTERBANK

[illegible signature] [fingerprint]

MANUEL SALAZAR DIEZ CANSECO

BY: CAMPOSOL S.A.

[illegible signature] [fingerprint]

ALEJANDRO LEONCIO ARRIETA PONGO

BY: CAMPOSOL S.A.

SIGNED on September 6, 2016

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LIMA NOTARY PUBLIC’S ASSOCIATION

/s/ EDUARDO LAOS DE LAMA
EDUARDO LAOS DE LAMA
Notary Public in and for Lima

—————————————

UPON REQUEST OF THE INTERESTED PARTY, I HEREBY ISSUE THIS NOTARIAL COPY WHICH IS A TRUE COPY OF THE ORIGINAL DOCUMENT TO WHICH I REFER IF NECESSARY. THE DATE AND PAGE APPEAR ON THE PREVIOUS TRANSCRIPT PURSUANT TO ART. 86 OF THE NOTARY PUBLIC LEGISLATIVE DECREE AND IS DULY SIGNED BY THE APPEARING PARTIES AND AUTHORIZED BY THE NOTARY PUBLIC WHO CERTIFIES IT PURSUANT TO ART. 83 OF THE NOTARY PUBLIC LEGISLATIVE DECREE.

Lima, September 8, 2016

/s/ EDUARDO LAOS DE LAMA
EDUARDO LAOS DE LAMA
Notary Public in and for Lima

—————————

[THIS FRONT PAGE IS LEFT BLANK AND

ANY TEXT OR WORD ADDED LACKS VALIDITY.]

—————————

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NOTARIAL COPY

Lima Notaries’ Association

SERIAL No. B 6043443

91,443

INSTRUMENT No. 14,572

PRIVATE DOCUMENT No. 13,963

KARDEX: 239001

Page: 91,443

ADDENDUM OF ADHESION

ENTERED INTO BY AND BETWEEN

CAMPOSOL S.A.,

AS TRUSTOR

CONGELADOS Y FRESCOS S.A.C.,

CAMPOINCA S.A., and

PESQUERA ABC S.A.C.

AS NEW TRUSTOR

LA FIDUCIARIA S.A.

AS TRUSTEE

BANCO INTERNACIONAL DEL PERU S.A.A. – INTERBANK

AS TRUST BENEFICIARY

AND

JORGE LUIS RAMÍREZ RUBIO

AS DEPOSITARY

In the city of Lima, district of Jesús María, on December 23, 2016, I, the undersigned, Eduardo Laos de Lama, Lawyer, Notary Public in and for Lima, identified by National ID Document No. 07700630 and Taxpayer’s ID Card (RUC) No. 10077006309, do hereby issue this Protocolized Public Instrument which has been made and entered into by and between:

AS TRUSTOR:

Mrs. María Cristina Couturier Llerena, a citizen of Peru, born in Miraflores, Lima, Lima, married, acting as attorney in fact, identified by National ID Document No. 10544281, domiciled at Av. El Derby No. 250, 4th floor, district of Santiago de Surco, province and department of Lima, whom I identified by comparing her fingerprint with the biometric database of fingerprints, to which I attest, acting in the name and on behalf of CAMPOSOL S.A., with Taxpayer’s ID Card (RUC) No. 20340584237, domiciled at Av. El Derby No. 250, 4th floor, district of Santiago de Surco, province and department of Lima, duly authorized as per power of attorney registered on Electronic Card No. 11009728 of the Register of Legal Entities of Lima.

Mr. Jorge Luis Ramírez Rubio, a citizen of Ecuador, married, an economist by profession, identified by Foreign Residence ID Card No. 000544453, domiciled at Av. El Derby No. 250, 4th floor, district of Santiago de Surco, province and department of Lima, whom I identified, to which I attest, acting in the name and on behalf of CAMPOSOL S.A., with Taxpayer’s ID Card (RUC) No. 20340584237, domiciled at Av. El Derby No. 250, 4th floor, district of Santiago de Surco, province and department of Lima, duly authorized as per power of attorney registered on Electronic Card No. 11009728 of the Register of Legal Entities of Lima.

AS NEW TRUSTOR:

Mr. Jorge Luis Ramírez Rubio, a citizen of Ecuador, married, an economist by profession, identified by Foreign Residence ID Card No. 000544453, domiciled at Av. El Derby No. 250, 4th floor, district of Santiago de Surco, province and department of Lima, whom I identified, to which I attest, acting in the name and on behalf of CONGELADOS Y FRESCOS S.A.C., with Taxpayer’s ID Card (RUC) No. 20313176909, domiciled at Av. El Derby No. 250, 4th floor, district of Santiago de Surco, province and department of Lima, duly authorized as per power of attorney registered on Electronic Card No. 11000417 of the Register of Legal Entities of Lima.

Mr. Alejandro Leoncio Arrieta Pongo, a citizen of Peru, born in San Miguel de El Faique, Huancabamba, Piura, single, a businessman, identified by National ID Document No. 43945131, domiciled at Av. El Derby No. 250, 4th floor, district of Santiago de Surco, province and department of Lima, whom I identified by comparing his fingerprint with the biometric database of fingerprints, to which I attest, acting in the name and on behalf of CONGELADOS Y FRESCOS S.A.C., with Taxpayer’s ID Card (RUC) No. 20313176909, domiciled at Av. El Derby No. 250, 4th floor, district of Santiago de Surco, province and department of Lima, duly authorized as per power of attorney registered on Electronic Card No. 11000417 of the Register of Legal Entities of Lima.

Mr. Alejandro Leoncio Arrieta Pongo, a citizen of Peru, born in San Miguel de El Faique, Huancabamba, Piura, single, a businessman, identified by National ID Document No. 43946131, domiciled at Av. El Derby No. 250, Urbanización El Derby de Monterrico, district of Santiago de Surco, province and department of Lima, whom I identified by comparing his fingerprint with the biometric database of fingerprints, to which I attest, acting in the name and on behalf of CAMPOINCA S.A., with Taxpayer’s ID Card (RUC) No. 20516038340, domiciled at Av. El Derby No. 250, Urbanización El Derby de Monterrico, district of Santiago de Surco, province and department of Lima, duly authorized as per power of attorney registered on Electronic Card No. 12011271 of the Register of Legal Entities of Lima.

Mrs. María Cristina Couturier Llerena, a citizen of Peru, born in Miraflores, Lima, Lima, married, acting as attorney in fact, identified by National ID Document No. 10544281, domiciled at Av. El Derby No. 250, Urbanización El Derby de Monterrico, district of Santiago de Surco, province and department of Lima, whom I identified by comparing her fingerprint with the biometric database of fingerprints, to which I attest, acting in the name and on behalf of CAMPOINCA S.A., with Taxpayer’s ID Card (RUC) No. 20516038340, domiciled at Av. El Derby No. 250, Urbanización El Derby de Monterrico, district of Santiago de Surco, province and department of Lima, duly authorized as per power of attorney registered on Electronic Card No. 12011271 of the Register of Legal Entities of Lima.

Mr. Jorge Luis Ramírez Rubio, a citizen of Ecuador, married, an economist by profession, identified by Foreign Residence ID Card No. 000544453, domiciled at Av. El Derby No. 250, 4th floor, district of Santiago de Surco, province and department of Lima, whom I identified, to which I attest, acting in the name and on behalf of PESQUERA ABC S.A.C., with Taxpayer’s ID Card (RUC) No. 20525301991, domiciled at Av. El Derby No. 250, 4th floor, district of Santiago de Surco, province and department of Lima, duly authorized as per power of attorney registered on Electronic Card No. 11007337 of the Register of Legal Entities of Lima.

Mr. Alejandro Leoncio Arrieta Pongo, a citizen of Peru, born in San Miguel de El Faique, Huancabamba, Piura, single, a businessman, identified by National ID Document No. 43946131, domiciled at Av. El Derby No. 250, 4th floor, district of Santiago de Surco, province and department of Lima, whom I identified by comparing his fingerprint with the biometric database of fingerprints, to which I attest, acting in the name and on behalf of PESQUERA ABC S.A.C., with Taxpayer’s ID Card (RUC) No. 20525301991, domiciled at Av. El Derby No. 250, 4th floor, district of Santiago de Surco, province and department of Lima, duly authorized as per power of attorney registered on Electronic Card No. 11007337 of the Register of Legal Entities of Lima.

AS TRUSTEE:

Mr. Juan José Hopkins Brocq, a citizen of Peru, born in San Isidro, Lima, Lima, single, a lawyer by profession, identified by National ID Document No. 40729191, domiciled at Calle Los Libertadores No. 155, 8th floor, district of San Isidro, province and department of Lima, whom I identified by comparing his fingerprint with the biometric database of fingerprints, to which I attest, acting in the name and on behalf of LA FIDUCIARIA S.A., with Taxpayer’s ID Card (RUC) No. 20501842771, domiciled at Calle Los Libertadores No. 155, 8th floor, district of San Isidro, province and department of Lima, duly authorized as per power of attorney registered on Electronic Card No. 11263525 of the Register of Legal Entities of Lima.

Mr. Rafael Mauricio Parodi Parodi, a citizen of Peru, born in San Isidro, Lima, Lima, divorced, an industrial engineer by profession, identified by National ID Document No. 10318515, domiciled at Calle Los Libertadores No. 155, 8th floor, district of San Isidro, province and department of Lima, whom I identified by comparing his fingerprint with the biometric database of fingerprints, to which I attest, acting in the name and on behalf of LA FIDUCIARIA S.A., with Taxpayer’s ID Card (RUC) No. 20501842771, domiciled at Calle Los Libertadores No. 155, 8th floor, district of San Isidro, province and department of Lima, duly authorized as per power of attorney registered on Entry C00043 of Electronic Card No. 11263525 of the Register of Legal Entities of Lima.

AS TRUST BENEFICIARY:

Mrs. Hilda Angélica de la Fuente Rodríguez, a citizen of Peru, born in Jesús María, Lima, Lima, married, company officer, identified by National ID Document No. 09336656, domiciled at Jr. Carlos Villarán No. 140, Urbanización Santa Catalina, district of La Victoria, province and department of Lima, whom I identified by comparing her fingerprint with the biometric database of fingerprints, to which I attest, acting in the name and on behalf of BANCO INTERNACIONAL DEL PERU S.A.A. – INTERBANK, with Taxpayer’s ID Card (RUC) No. 20100053455, domiciled at Jr. Carlos Villarán No. 140, Urbanización Santa Catalina, district of La Victoria, province and department of Lima, duly authorized as per power of attorney registered on Electronic Card No. 11009129 of the Register of Legal Entities of Lima.

Mr. José Antonio Gonzáles Ramsey, a citizen of Peru, born in Miraflores, Lima, Lima, married, company officer, identified by National ID Document No. 08885472, domiciled at Jr. Carlos Villarán No. 140, Urbanización Santa Catalina, district of La Victoria, province and department of Lima, whom I identified by comparing his fingerprint with the biometric database of fingerprints, to which I attest, acting in the name and on behalf of BANCO INTERNACIONAL DEL PERU S.A.A. – INTERBANK, with Taxpayer’s ID Card (RUC) No. 20100053455, domiciled at Jr. Carlos Villarán No. 140, Urbanización Santa Catalina, district of La Victoria, province and department of Lima, duly authorized as per power of attorney registered on Electronic Card No. 11009129 of the Register of Legal Entities of Lima.

AS DEPOSITARY:

Mr. Jorge Luis Ramírez Rubio, a citizen of Ecuador, married, an economist by profession, identified by Foreign Residence ID Card (RUC) No. 000544453, domiciled at Av. El Derby No. 250, 4th floor, district of Santiago de Surco, province and department of Lima, who appears herein as an act of his own free will and right, whom I identified, to which I attest.

The persons appearing before me are fluent in Spanish and are qualified, free and knowledgeable of the act they are performing, as determined by me, the undersigned Notary Public, in the course of the examination I conducted, to which I attest. Said persons delivered to me a private document duly authorized by a lawyer, which I have filed in the respective book under the corresponding serial number, and which literally reads as follows:

PRIVATE DOCUMENT

Mr. Notary, Kindly enter in your Register of Public Deeds (notarially recorded instruments) one evidencing the Addendum of Adhesion (hereinafter referred to as the “ADDENDUM OF ADHESION”) to the Guarantee Trust Agreement entered into on November 28, 2016 by and between Camposol S.A., as Trustor, La Fiduciaria S.A., as Trustee, and Banco Internacional del Perú S.A.A. – INTERBANK, as Trust Beneficiary (hereinafter referred to as the “AGREEMENT”), which is hereby made and entered into by:

I.	As TRUSTOR:

CAMPOSOL S.A., with Taxpayer’s ID Card (RUC) No. 20340584237, domiciled at Av. El Derby 250, 4th floor, district of Santiago de Surco, province and department of Lima, represented by Mrs. María Cristina Couturier Llerena, identified by National ID Document No. 10544281, and by Mr. Jorge Luis Ramírez Rubio, identified by Foreign Residence ID Card No. 000544453, duly authorized as per powers of attorney registered on Entries C00067 and B00027, respectively, of Electronic Card No. 11009728 of the Register of Legal Entities kept by the Registry Office in and for Lima (hereinafter interchangeably referred to as the “TRUSTOR” or “CAMPOSOL”).

II.	As NEW TRUSTOR:

CONGELADOS Y FRESCOS S.A.C., with Taxpayer’s ID Card (RUC) No. 20313176909, domiciled at Av. El Derby 250, 4th floor, district of Santiago de Surco, province and department of Lima, duly represented by Mr. Jorge Luis Ramírez Rubio, identified by Foreign Residence ID Card No. 000544453, and by Mr. Alejandro Leoncio Arrieta Pongo, identified by National ID Document No. 43945131, duly authorized as per powers of attorney registered on Entry C00024 of Electronic Card No. 11000417 of the Register of Legal Entities kept by the Registry Office in and for Lima (hereinafter referred to as “COFRESAC”).

CAMPOINCA S.A., with Taxpayer’s ID Card (RUC) No. 20516038340, domiciled at Av. El Derby 250, Urbanización El Derby de Monterrico, district of Santiago de Surco, province and department of Lima, duly represented by Mr. Alejandro Leoncio Arrieta Pongo, identified by National ID Document No. 43945131, and by Mrs. María Cristina Couturier Llerena, identified by National ID Document No. 10544281, duly authorized as per powers of attorney registered on Entry C00010 of Electronic Card No. 12011271 of the Register of Legal Entities kept by the Registry Office in and for Lima (hereinafter referred to as “CAMPOINCA”).

PESQUERA ABC S.A.C., with Taxpayer’s ID Card No. 20525301991, domiciled at Av. El Derby 250, 4th floor, district of Santiago de Surco, province and department of Lima, duly represented by Mr. Jorge Luis Ramírez Rubio, identified by Foreign Residence ID Card No. 000544453, and by Mr. Alejandro Leoncio Arrieta Pongo, identified by National ID Document No. 43945131, duly authorized as per powers of attorney registered on Entry C00016 and C00018, respectively, of Electronic Card No. 11007337 of the Register of Legal Entities kept by the Registry Office in and for Lima (hereinafter referred to as “PESQUERA ABC” and, together with COFRESAC and CAMPOINCA, the “NEW TRUSTORS”).

III.	As TRUSTEE:

LA FIDUCIARIA S.A., with Taxpayer’s ID Card (RUC) No. 20501842771, domiciled at Calle Los Libertadores No. 155, 8th floor, district of San Isidro, province and department of Lima, duly represented by Mr. Juan José Hopkins Brocq, identified by National ID Document No. 40729191, and Mr. Rafael Mauricio Parodi Parodi, identified by National ID Document No. 10318515, as per powers of attorney registered on Entries C00055 and C00043, respectively, of Electronic Card No. 11263525 of the Register of Legal Entities kept by the Registry Office in and for Lima (hereinafter referred to as “THE TRUSTEE”).

IV.	As TRUST BENEFICIARY

BANCO INTERNACIONAL DEL PERU S.A.A. – INTERBANK, with Taxpayer’s ID Card (RUC) No. 20100053455, domiciled at Jr. Carlos Villarán 140, Urbanización Santa Catalina, district of La Victoria, province and department of Lima, duly represented by Mrs. Hilda Angélica de la Fuente Rodríguez, identified by National ID Document No. 09336656, and Mr. José Antonio González Ramsey, identified by National ID Document No. 08885472, as per powers of attorney registered on Entries C00277 and C00282, respectively, of Electronic Card No. 11009129 of the Register of Legal Entities kept by the Registry Office in and for Lima (hereinafter referred to as the “TRUST BENEFICIARY”).

V.	As DEPOSITARY

Mr. Jorge Luis Ramírez Rubio, identified by Foreign Residence ID Card (RUC) No. 000544453, domiciled for purposes hereof at Av. El Derby No. 250, 4th floor, district of Santiago de Surco, province and department of Lima, hereinafter referred to as the “DEPOSITARY”).

Capitalized terms used and not defined in this document shall have the meanings ascribed to them in the AGREEMENT.

SECTION ONE: BACKGROUND

1.1 On September 5, 2016, CAMPOSOL and the TRUST BENEFICIARY entered into a LOAN AGREEMENT pursuant to which CAMPOSOL was granted funding by the TRUST BENEFICIARY up to the sum of US$15,000,000.00 (fifteen million US DOLLARS).

1.2 Moreover, on November 28, 2016, CAMPOSOL, the TRUSTEE and the TRUST BENEFICIARY entered into the AGREEMENT to set up a TRUST ESTATE to guarantee the fulfillment of SECURED OBLIGATIONS. Said AGREEMENT is currently being registered at the Movable Property Registry for Contracts (Registro Mobiliario de Contratos) and on the electronic cards where the PROPERTY is registered.

1.3 As provided for in the second paragraph of section 4.1 of Clause Four and in the First Additional Clause of the AGREEMENT, PESQUERA ABC, COFRESAC and THE TRUSTEE should sign an ADDENDUM OF ADHESION to the AGREEMENT to transfer the new TRUST ASSETS to the TRUST ESTATE in order for the new TRUST ASSETS to be managed in the manner established in the AGREEMENT and in this document.

1.4 Moreover, to best serve their interests, CAMPOINCA and CAMPOSOL have agreed to enter into this ADDENDUM OF ADHESION to the AGREEMENT in order to transfer additional TRUST ASSETS to the TRUST ESTATE.

1.5 By virtue of the provisions set forth in the foregoing paragraphs, the parties hereby enter into this ADDENDUM OF ADHESION.

SECTION TWO: PURPOSE

2.1 (i) the NEW TRUSTORS hereby irrevocably transfer to the TRUST ESTATE, under possession in trust, the ASSETS listed in EXHIBIT A hereto, along with the corresponding COLLECTION RIGHTS, CASH FLOWS, and INSURANCE POLICIES; and (ii) CAMPOSOL hereby irrevocably transfers to the TRUST ESTATE, under possession in trust, the ASSETS listed in EXHIBIT B hereto, along with the corresponding COLLECTION RIGHTS, CASH FLOWS, and INSURANCE POLICIES.

2.2 The NEW TRUSTORS, CAMPOSOL and THE TRUSTEE hereby expressly state that the inclusion of the new TRUST ASSETS will be effective as from the date of signing of this instrument. Accordingly, it is hereby clearly established that the transfer under possession in trust made by the NEW TRUSTORS and CAMPOSOL to the TRUSTEE hereunder includes – without any restriction whatsoever – everything corresponding to the new TRUST ASSETS by law or by their own right, according to the AGREEMENT.

2.3 CAMPOSOL and the NEW TRUSTORS undertake to take any step required to keep the transfer made hereunder under possession in trust in full force and effect and effective according to the APPLICABLE LAWS.

SECTION THREE: REPRESENTATIONS BY THE NEW TRUSTORS AND CAMPOSOL

CAMPOINCA, PESQUERA ABC and COFRESAC, in their capacity as NEW TRUSTORS, hereby individually and expressly declare, at their own risk, that:

3.1 Each such company is a corporation which has been duly organized, incorporated and registered, validly existing under the laws of Peru, and their representatives have been vested with all the powers and authorizations required to enter into this AGREEMENT and comply with its terms and conditions.

3.2 Each such company is aware of the scope and legal regime of the AGREEMENT, which is regulated by Articles 241 et seq. of the BANKING LAW and REGULATIONS thereunder.

3.3 The authorization granted by their management bodies to enter into the AGREEMENT and the ADDENDUM OF ADHESION, the signing of each such document by their authorized representatives, and the fulfillment of the obligations vested in them hereunder, are in line with their statutory powers and do not infringe: (i) their bylaws, (ii) any APPLICABLE LAW, (iii) any order, ruling, resolution or award issued by any tribunal or judicial, administrative or arbitral authority, which may be applicable and may have been correctly served; or (iv) any agreement, instrument or any other legally binding commitment that is applicable to said companies and to which each of said companies is a party.

3.4 Each such company is the lawful owner of the assets and rights that they transfer to the TRUST ESTATE, is free and fully entitled to dispose of said assets and rights, and said assets and rights are currently free and clear of burdens and encumbrances, judicial or extrajudicial preventive measures, or any other measure which may limit or restrict the free disposal of said assets, except for those listed in Exhibit B to this ADDENDUM OF ADHESION.

3.5 As a result of the transfer subject matter of the AGREEMENT and this ADDENDUM OF ADHESION, except for the provisions set forth in the aforesaid instruments, the aforesaid companies will be prevented from disposing of, encumbering, granting security interest in, committing and, in general, somehow affecting the new TRUST ASSETS without the previous consent and participation of the TRUSTEE.

3.6 The AGREEMENT and this ADDENDUM OF ADHESION do not require, in order to be valid and effective, the acceptance or ratification of any shareholder, person or entity other than the signatories hereof, in order to perfect the transfer, under possession in trust, of the new TRUST ASSETS to the TRUST ESTATE.

3.7 The aforesaid companies have no ongoing judicial, arbitration or administrative proceeding or dispute which may (i) hinder or affect their capacity to transfer the new TRUST ASSETS to the TRUST ESTATE; or (ii) affect the legality, validity, efficacy or implementation of the AGREEMENT in relation to the new TRUST ASSETS.

3.8 The aforesaid companies have not failed to pay any tax and do not have any outstanding formal or substantial obligation with central, regional or local government authorities in relation to the new TRUST ASSETS comprising the TRUST ESTATE, except for tax obligations which have been contested in good faith and have been duly substantiated, in respect of which accounting provisions have been made, in accordance with the APPLICABLE LAWS.

Moreover, CAMPOSOL hereby agrees to ratify, and hereby actually ratifies, each and every statement and representation contained in Clause Five of the AGREEMENT as of the date of signing of this ADDENDUM OF ADHESION. Furthermore, PESQUERA ABC undertakes to have the TRUSTEE and the TRUST BENEFICIARY sign all public or private documents required to transfer to the TRUST ESTATE the property registered on Electronic Card No. 00032038 of the Register of Real Property of Piura, once it has been registered to the name of PESQUERA ABC.

The PARTIES expressly agree that any falseness or inaccuracy of the representations and warranties contained in this clause will also be deemed to be an EVENT OF DEFAULT.

In addition, PESQUERA ABC and COFRESAC hereby declare that they are aware of and accept the rights and obligations set forth in the AGREEMENT, and in its subsequent amendments and/or extensions, under the same terms, conditions and time periods established in the AGREEMENT.

SECTION FOUR: GENERAL PROVISIONS

4.1 All costs and expenses related to the drafting of the public deed (notarially recorded instrument) originating from the ADDENDUM OF ADHESION, including all the remaining notarial and registration costs incurred, will be borne by the NEW TRUSTORS and CAMPOSOL on a joint and several basis, as provided for in Clause Twenty-Three of the AGREEMENT.

4.2 The terms and conditions of the AGREEMENT will remain in full force and effect and will continue to be fully effective under the terms set forth in the AGREEMENT, to the extent they have not been modified by this ADDENDUM OF ADHESION to the AGREEMENT.

Mr. Notary, please add the clauses required by law, include the applicable inserts, and have the relevant notices sent to the Public Registrar in order for this document to be registered on the corresponding Registration Card.

Lima, December 22, 2016

Signed by CAMPOSOL S.A.: María Cristina Couturier Llerena

Signed by CAMPOSOL S.A.: Jorge Luis Ramírez Rubio

Signed by CONGELADOS Y FRESCOS S.A.C.: Jorge Luis Ramírez Rubio

Signed by CONGELADOS Y FRESCOS S.A.C.: Alejandro Leoncio Arrieta Pongo

Signed by CAMPOINCA S.A.: Alejandro Leoncio Arrieta Pongo

Signed by CAMPOINCA S.A.: María Cristina Couturier Llerena

Signed by PESQUERA ABC S.A.C.: Jorge Luis Ramírez Rubio

Signed by PESQUERA ABC S.A.C.: Alejandro Leoncio Arrieta Pongo

Signed by LA FIDUCIARIA S.A.: Juan José Hopkins Brocq

Signed by LA FIDUCIARIA S.A.: Rafael Mauricio Parodi Parodi (his name has been stricken off. Instead, the name of Alejandro Almendariz Small has been included)

Signed by BANCO INTERNACIONAL DEL PERU S.A.A. – INTERBANK: Hilda Angélica de la Fuente Rodríguez

Signed by BANCO INTERNACIONAL DEL PERU S.A.A. – INTERBANK: José Antonio Gonzáles Ramsey

Signed: Jorge Luis Ramírez Rubio

This document has been authorized by Luis Ernesto Marín Villarán, Lawyer, Lima Bar Association Registration No. 46689

EXHIBIT A

LIST OF ASSETS OWNED BY THE NEW TRUSTORS

Assets owned by PESQUERA ABC

Real Property

Description	Electronic Card N°	Registry Office
Pesquera ABC	00036941	Piura
Pesquera ABC	11052620	Piura
Pesquera ABC	11052621	Piura

Machinery & Equipment

Fixed asset related Code	Description
EQC00183C	8.00 ton drained water treatment plant including pumps
EQA00587A	IQF freezer
EQA00214A	Boiler N° 2
EQA00619A	ABC Plant underwater discharge pipeline
EQC00483C	Evaporative condenser N° 2 YANTAI MOON
EQC00182C	Twin screw press N° 1
EQC00465C	Power generator set CATERPILLAR
EQA00239A	Gas line overhaul (gas pipeline, burner)
EQC00419C	Solids centrifugal separator ALFA LAVAL
EQC00420C	Centrifuge
EQC00489C	Laminating machine N° 6
EQC00487C	Boiler SMRI
EQC00490C	Vertical laminating machine for Giant Squid
EQC00629C	1000 kVA manual transfer switch
EQC00580C	Evaporative condenser Mod. F20K 220V.60HZ
EQC00526C	1600 AMP/440VAC manual transfer switch
EQC00531C	36 V industrial battery for forklift
EQC00488C	Forklift TOYOTA Mod. 5FDC20
EQC00633C	Original battery for 484V electric forklift
EQA00234A	Overhaul of Plant D wet mill (cake breaker)
EQC00537C	Manual stainless steel die cutting machines – 50 units
EQA00195A	Rotary disk dryer
EEA00014A	Overhaul of Fishmeal Plant buildings and facilities
EEA00023A	Pre-cooled chamber of ABC Plant – Paita
EEC00001C	189.12 m2 workshop facilities
EEC00002C	1,211.19 m2 warehouse for finished canned products
EEC00003C	259.65 m2 fleet workshop
EEC00004C	Fleet office room, first floor, 31.36 m2
EEC00005C	Fleet office room, second floor, 31.36 m2
EEC00006C	Sea water pumping station, 36.98 m2
EEC00007C	Cold holding room, compressor room and refrigerated chamber

EEC00008C	Frozen product processing room
EEC00009C	Access and dock
EEC00010C	Access road to parking area
EEC00011C	Perimeter fence
EEC00012C	Freezing tunnels
EEC00013C	ABC facilities
EEC00015C	Rook and indoor ceiling of processing room
EEC00016C	Daruma spare parts room – ABC Paita
EEC00017C	Civil works – ABC Paita plant floors—Dock
EEC00018C	Paita facilities—Evaporative condensers I & II YANTAI MOON
EEC00019C	Paita facilities – sea water well

Assets owned by COFRESAC

Real Property

Description	Electronic Card N°	Registry Office
COFRESAC	04004462	Tumbes
COFRESAC	04007663	Tumbes

Machinery & Equipment

Fixed asset related Code	Description
N/A	Freezing tunnel S/M TBF 760
N/A	05 turners
N/A	Equipment for Drinking Water Plant
N/A	Power transformer ESMERGEM SAC, FT 001-000041 M
N/A	Power transformer ESMERGEM SAC, FT 001-000049 M
N/A	1000 LT isothermal containers
N/A	Galvanized trays
N/A	300 LT mixer shaker
N/A	Forklift
N/A	Industrial fans – Business Management, FT 001-000710
N/A	Capacitor bank
N/A	Electric stacker
N/A	High voltage cell supply ESMERGEM SAC,FT 001-000047
N/A	High voltage cell supply ESMERGEM SAC,FT 001-000047
N/A	High voltage cell supply ESMERGEM SAC,FT 001-000047
N/A	Plate freezer
N/A	High voltage cell supply ESMERGEM SAC,FT 001-000053
N/A	Hydro-pneumatic pumping equipment SUMOIN S.R.L., FT 001-002002
N/A	Shrimp elevator
N/A	High voltage cell supply ESMERGEM SAC,FT 001-000053
N/A	Compressor BITZER Mod. 6G-30.2Y

N/A	Video camera set
N/A	5HP Electric pump
N/A	High voltage cell supply ESMERGEM SAC,FT 001-000052
N/A	2 boilers Mod. 3 TF – 302 Series 1198 & 1292
N/A	Strapping machine TP – 202 INVERSIONES TEC
N/A	Hydraulic carts
N/A	Ultraviolet sterilizer SUMOIN S.R.L., FT 001-001795
N/A	High voltage cell supply ESMERGEM SAC,FT 001-000053
N/A	Ice scraper
N/A	DVR HIKVISION 16 CH/H
N/A	Hydro Washer KARCHER HD 10 TEC SUPPLY S.A., FT 001-000441
N/A	White Dosing Pump SUMOIN S.R.L., FT 001-001894
N/A	Stirrer SOLT NOMINAL 70 LT
N/A	Strapping machine JOINPACK
N/A	Stainless steel glazing machine, f. 001-005

Assets owned by CAMPOINCA

Real Property

Description	Electronic Card N°	Registry Office
Santa Ana	11070145	Piura

EXHIBIT B

LIST OF ASSETS OWNED BY CAMPOSOL AND TRANSFERRED TO THE TRUST ESTATE

Real Property

Real Property	Electronic Entry N°	Card N°	Registry Office
Chao Plant	0400911	30758	Trujillo

Machinery & Equipment

Location	Asset Code	Business Unit	Description
Chao Plant	3300000059	Industrial Services	Air compressor N° 6 VCC2005-150H/A
Chao Plant	3300001091	Industrial Services	Upgrading of cooling towers
Chao Plant	3300001408	Asparagus (fresh)	Heat exchanger Buco1EsFr-
Chao Plant	3300001409	Asparagus (fresh)	Heat exchanger Buco2-FrFrs
Chao Plant	3300001691	Fresh fruit	Avocado Processing Line – 6 lines 80000 C
Chao Plant	3300001711	Discontinued Operations	Static autoclave STERIFER 1380MM
Chao Plant	3300001882	Industrial Services	Air compressor SULLAIR VCC 200S-150H
Chao Plant	3300001886	Industrial Services	Power generator set CAT C27725KW PRIME
Chao Plant	3300001909	Asparagus (fresh)	Stainless steel cooling vat for asparagus
Chao Plant	3300001944	Frozen	Frozen–IQF tunnel OCTOFROST
Chao Plant	3300001945	Frozen	Frozen-Strainer of IQF tunnel OCTOFROST
Chao Plant	3300001947	Frozen	Frozen-IQF intermediate tank-10°C VIC 72-134 FRICK
Chao Plant	3300001948	Frozen	Frozen-Stainless conveyer belt of IQF tunnel FROST
Chao Plant	3300002124	Frozen (former)	Tray thermosealer T200 MULTIVAC
Chao Plant	3300002172	Industrial Services	AUTOPURGER HANSEN 08 points (APO8)
Chao Plant	3300002178	Frozen	LIGU-MAQ MULTIVAC PACKER T145 S165408
Chao Plant	3300002180	Frozen	LIGU-Twin-shaft sanitary mixer 36 ft3
Chao Plant	3300002181	Frozen	LIGU-Twin-shaft sanitary mixer 36 ft3
Chao Plant	3300002182	Frozen	LIGU-Twin-shaft sanitary mixer 36 ft3
Chao Plant	3300002186	Frozen	LIGU-Air compressor 60HP for avocado
Chao Plant	3300002192	Discontinued Operations	LIAL-Continuous stainless blancher 5000x1150x600MM
Chao Plant	3300002215	Frozen	Mango peeling machine PND MOD PL6M

Chao Plant	3300002222	Blueberry	Upper/Lower Labeling Line N° 1
Chao Plant	3300002223	Blueberry	Upper/Lower Labeling Line N° 1
Chao Plant	3300002248	Blueberry	Laser Encoder MACSA K1010 PLUS 10W
Chao Plant	3300002249	Blueberry	Laser Encoder MACSA K1010 PLUS 10W
Chao Plant	3300002250	Blueberry	Laser Encoder MACSA K1010 PLUS 10W
Chao Plant	3300002251	Blueberry	Laser Encoder MACSA K1010 PLUS 10W
Chao Plant	3300002252	Blueberry	Dynamic weigher BELTWEIGH XE 200C/M 6°C
Chao Plant	3300002253	Blueberry	Dynamic weigher BELTWEIGH XE 200C/M 6°C
Chao Plant	3600000001	Asparagus (fresh)	Sorting machine Esp Leas Interbank 16805371
Chao Plant	3600000002	Asparagus (fresh)	Sorting machine Esp Leas Interbank 16805371
Chao Plant	3600000003	Asparagus (fresh)	Sorting machine Esp Leas Interbank 16805371
Chao Plant	3600000351	Frozen	LIGU-HYPERBARIC 120 HIGH PRESSURES

CONCLUSION:

Once this instrument was formalized, the grantors read the entire document to become fully aware of its purpose. After the grantors were warned of the legal effects of this document, they said that they were aware of the Background Information and/or Documents that gave rise to the Private Document and to this Instrument, whereupon they ratified the content of this Instrument, declared that they were aware of the identity of the other parties, and admitted that the signatures appearing on the private document that gave rise to this instrument belonged to them.

Article 59, paragraph K), of the Legislative Decree approving the Notaries Public Law: I, the undersigned Notary Public, do hereby expressly certify that I have taken the minimum control and due diligence actions required to prevent asset laundering, and warn the parties of their liability in respect to the lawful origin of the money, funds, assets or any other property involved in this transaction and the means of payment used. The grantors which have disposed of any such money, funds, assets or property hereunder hereby declare that the origin of such money, funds, assets or property, if any, and the means of payment used, if any, are legal.

Article 59, paragraph B, of the Legislative Decree approving the Notaries Public Law: The grantors hereby expressly agree to their personal data being used in accordance with the provisions set forth in Law No. 29733 and Regulations thereunder, to which I attest.

Article 59 of Legislative Decree No. 1049. I, the undersigned Notary Public, do hereby certify that I have not been able to access the database kept by the National Immigration Superintendency to check the identity of Mr. Jorge Luis Ramírez Rubio, in compliance with the provisions set forth in Article 55 of the Notaries Public Law, as amended by Law No. 30313, because said entity has still not implemented the system to be used to check the data of foreign nationals, to which I attest.

This Public Deed begins on Page No. B 6043443 and ends on Page No. B 6043447 (it refers to the Spanish version).

The signing process took place before me, the undersigned Notary Public, and was completed on December 26, 2016, to which I attest.

Article 59, paragraph h), of the Legislative Decree approving the Notaries Public Law: Due to an omission in the transcription of the above Private Document, the First Additional Clause is inserted herein: Alejandro Almendariz Small, identified by National ID Document No. 44657883, participates in this document instead of Rafael Mauricio Parodi Parodi, and signs the Private Document on behalf of La Fiduciaria S.A., as per the power of attorney registered on Entry C00062 of Electronic Card 11263525 of the Register of Legal Entities of Lima. Date ut retro. Signed: Alejandro Almendariz Small, National ID No. 44657883. This document is authorized by Luis Ernesto Marín Villarán, Lawyer, Lima Bar Association Registration No. 46689, to which I attest. Article 59, paragraph h), of the Legislative Decree approving the Notaries Public Law: The participation of Rafael Mauricio Parodi Parodi is hereby invalidated and, instead of him, the Private Document and subsequent and Public Deed are signed by Alejandro Almendariz Small, a citizen of Peru, single, lawyer, identified by National ID Document No. 44657883, domiciled at Calle Los Libertadores No. 155, 8th floor, district of San Isidro, province and department of Lima, whom I identified by comparing his fingerprint with the biometric database of fingerprints, to which I attest, acting in the name and on behalf of La Fiduciaria S.A., as per power of attorney registered on Card 11263525 of the Register of Legal Entities of Lima, to which I attest.

Crossed out: “Rafael Mauricio Parodi Parodi” (twice), “Piura” (twice). Not valid. Between lines: “Alejandro Almendariz Small” (twice). “Tumbes” (twice). Valid, to which I attest.

/s/ María Cristina Couturier Llerena	/s/ Jorge Luis Ramírez Rubio
(fingerprint)	(fingerprint)
María Cristina Couturier Llerena	Jorge Luis Ramírez Rubio
On behalf of CAMPOSOL S.A.	On behalf of CAMPOSOL S.A.
Signed on December 23, 2016	Signed on December 23, 2016

/s/ Jorge Luis Ramírez Rubio	/s/ Alejandro Leoncio Arrieta Pongo
(fingerprint)	(fingerprint)
Jorge Luis Ramírez Rubio	Alejandro Leoncio Arrieta Pongo

On behalf of CONGELADOS Y FRESCOS S.A.C.	On behalf of CONGELADOS Y
FRESCOS S.A.C.
Signed on December 23, 2016	Signed on December 23, 2016

/s/ Alejandro Leoncio Arrieta Pongo	/s/ María Cristina Couturier Llerena
(fingerprint)	(fingerprint)
Alejandro Leoncio Arrieta Pongo	María Cristina Couturier Llerena
On behalf of CAMPOINCA S.A.	On behalf of CAMPOINCA S.A.
Signed on December 23, 2016	Signed on December 23, 2016

/s/ Jorge Luis Ramírez Rubio	/s/ Alejandro Leoncio Arrieta Pongo
(fingerprint)	(fingerprint)
Jorge Luis Ramírez Rubio	Alejandro Leoncio Arrieta Pongo
On behalf of PESQUERA ABC S.A.C.	On behalf of PESQUERA ABC S.A.C.
Signed on December 23, 2016	Signed on December 23, 2016

/s/ Juan José Hopkins Brocq	/s/ Alejandro Almendariz Small (the name of Rafael Mauricio Parodi Parodi has been stricken off)
(fingerprint)	(fingerprint)
Juan José Hopkins Brocq	Alejandro Almendariz Small (the name of Rafael Mauricio Parodi Parodi has been stricken off)
On behalf of LA FIDUCIARIA S.A.	On behalf of LA FIDUCIARIA S.A.
Signed on December 23, 2016	Signed on December 23, 2016

/s/ Hilda Angélica de la Fuente Rodríguez	/s/ José Antonio Gonzáles Ramsey
(fingerprint)	(fingerprint)
Hilda Angélica de la Fuente Rodríguez	José Antonio Gonzáles Ramsey
On behalf of Banco Internacional del Perú	On behalf of Banco Internacional
S.A.A. – INTERBANK	del Perú S.A.A.—INTERBANK
Signed on December 23, 2016	Signed on December 23, 2016

/s/ Jorge Luis Ramírez Rubio
(fingerprint)
Jorge Luis Ramírez Rubio
Signed on December 23, 2016

Signed:
/s/ Eduardo Laos de Lama
Notary Public in and for Lima

NOTARIAL COPY

At the request of the interested party, I do hereby issue this Notarial Copy which is a true copy of the original document in reference, to which I attest and to which I refer if necessary. The date and page numbers of the original document are included in the foregoing transcription, according to the provisions set forth in Article 86 of the Legislative Decree approving the Notaries Public Law. The original document has been duly signed by the persons who appeared before me and has been authorized by the undersigned Notary Public under Article 83 of the Legislative Decree approving the Notaries Public Law.

Lima, January 03, 2017

(illegibly signed:

Eduardo Laos de Lama

Notary in and for Lima

—————————

[THIS FRONT PAGE IS LEFT BLANK AND

ANY TEXT OR WORD ADDED LACKS VALIDITY.]

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NOTARIAL COPY

Lima Notaries’ Association

46,749

INSTRUMENT No. 7,337

PRIVATE DOCUMENT No. 7,047

KARDEX: 250602

Page: 46,749

SECOND ADDENDUM TO THE TRUST AGREEMENT

ENTERED INTO BY AND BETWEEN

CAMPOSOL S.A.

CONGELADOS Y FRESCOS S.A.C.

CAMPOINCA S.A.

PESQUERA ABC S.A.C.

AS TRUSTORS

LA FIDUCIARIA S.A.

AS TRUSTEE

BANCO INTERNACIONAL DEL PERU S.A.A. – INTERBANK

AS TRUST BENEFICIARY

AND

JORGE LUIS RAMÍREZ RUBIO

AS DEPOSITARY

In the city of Lima, district of Jesús María, on June 28, 2017, I, EDUARDO LAOS DE LAMA, the undersigned Notary Public in and for Lima, identified by National ID Document No. 07801746 and Taxpayer’s ID Card (RUC) No. 10078017461, do hereby issue this Notarial Public Instrument which has been made and entered into by and between:

AS TRUSTORS:

MR. ANDRES DANIEL COLICHON SAS, a citizen of Peru, married, a business administrator by profession, identified by National ID Document No. 07866431, domiciled for purposes hereof at Av. El Derby No. 250, 4th floor, district of Santiago de Surco, province and department of Lima, whom I identified by comparing his fingerprint with the biometric database of fingerprints, to which I attest, acting in the name and on behalf of CAMPOSOL S.A., with Taxpayer’s ID Card (RUC) No. 20340584237, domiciled at Av. El Derby No. 250, 4th floor, district of Santiago de Surco, province and department of Lima, duly authorized as per power of attorney registered under entry C00071 on Electronic Card No. 11009728 of the Register of Legal Entities of Lima.

MR. JORGE LUIS RAMÍREZ RUBIO, a citizen of Ecuador, married, an economist by profession, identified by Foreign Residence ID Card No. 000544453, domiciled for purposes hereof at Av. El Derby No. 250, 4th floor, district of Santiago de Surco, province and department of Lima, whom I identified after checking the database of the National Migrations Office, to which I attest, acting in the name and on behalf of CAMPOSOL S.A., with Taxpayer’s ID Card (RUC) No. 20340584237, domiciled at Av. El Derby No. 250, 4th floor, district of Santiago de Surco, province and department of Lima, duly authorized as per power of attorney registered under entry C00067 on Electronic Card No. 11009728 of the Register of Legal Entities of Lima.

MR. ALLAN HENRY COOPER PERALES, a citizen of Peru, single, acting as attorney in fact, identified by National ID Document No. 42425143, domiciled for purposes hereof at Av. El Derby No. 250, 4th floor, district of Santiago de Surco, province and department of Lima, whom I identified by comparing his fingerprint with the biometric database of fingerprints, to which I attest, acting in the name and on behalf of CONGELADOS Y FRESCOS S.A.C., with Taxpayer’s ID Card (RUC) No. 20313176909, domiciled at Av. El Derby No. 250, 4th floor, district of Santiago de Surco, province and department of Lima, duly authorized as per power of attorney registered under entry C00024 on Electronic Card No. 11000417 of the Register of Legal Entities of Lima.

MR. ALEJANDRO LEONCIO ARRIETA PONGO, a citizen of Peru, single, acting as attorney in fact, identified by National ID Document No. 43945131, domiciled for purposes hereof at Av. El Derby No. 250, 4th floor, district of Santiago de Surco, province and department of Lima, whom I identified by comparing his fingerprint with the biometric database of fingerprints, to which I attest, acting in the name and on behalf of CONGELADOS Y FRESCOS S.A.C., with Taxpayer’s ID Card (RUC) No. 20313176909, domiciled at Av. El Derby No. 250, 4th floor, district of Santiago de Surco, province and department of Lima, duly authorized as per power of attorney registered under entry C00024 on Electronic Card No. 11000417 of the Register of Legal Entities of Lima.

MR. ALEJANDRO LEONCIO ARRIETA PONGO, a citizen of Peru, single, acting as attorney in fact, identified by National ID Document No. 43945131, domiciled for purposes hereof at Av. El Derby No. 250, district of Santiago de Surco, province and department of Lima, whom I identified by comparing his fingerprint with the biometric database of fingerprints, to which I attest, acting in the name and on behalf of CAMPOINCA S.A., with Taxpayer’s ID Card (RUC) No. 20516038340, domiciled at Av. El Derby No. 250, district of Santiago de Surco, province and department of Lima, duly authorized as per power of attorney registered under entry C00010 on Electronic Card No. 12011271 of the Register of Legal Entities of Lima.

MR. ANDRES DANIEL COLICHON SAS, a citizen of Peru, married, a business administrator by profession, identified by National ID Document No. 07866431, domiciled for purposes hereof at Av. El Derby No. 250, 4th floor, district of Santiago de Surco, province and department of Lima, whom I identified by comparing his fingerprint with the biometric database of fingerprints, to which I attest, acting in the name and on behalf of CAMPOINCA S.A., with Taxpayer’s ID Card (RUC) No. 20516038340, domiciled at Av. El Derby No. 250,district of Santiago de Surco, province and department of Lima, duly authorized as per power of attorney registered under entry C00010 on Electronic Card No. 12011271 of the Register of Legal Entities of Lima.

MR. JORGE LUIS RAMÍREZ RUBIO, a citizen of Ecuador, married, an economist by profession, identified by Foreign Residence ID Card No. 000544453, domiciled for purposes hereof at Av. El Derby No. 250, 4th floor, district of Santiago de Surco, province and department of Lima, whom I identified after checking the database of the National Migrations Office, to which I attest, acting in the name and on behalf of PESQUERA ABC S.A.C., with Taxpayer’s ID Card (RUC) No. 20525301991, domiciled at Av. El Derby No. 250, 4th floor, district of Santiago de Surco, province and department of Lima, duly authorized as per power of attorney registered under entry C00016 on Electronic Card No. 11007337 of the Register of Legal Entities of Lima.

MR. ALEJANDRO LEONCIO ARRIETA PONGO, a citizen of Peru, single, acting as attorney in fact, identified by National ID Document No. 43945131, domiciled for purposes hereof at Av. El Derby No. 250, district of Santiago de Surco, province and department of Lima, whom I identified by comparing his fingerprint with the biometric database of fingerprints, to which I attest, acting in the name and on behalf of PESQUERA ABC S.A.C., with Taxpayer’s ID Card (RUC) No. 20525301991, domiciled at Av. El Derby No. 250, 4th floor, district of Santiago de Surco, province and department of Lima, duly authorized as per power of attorney registered under entry C00018 on Electronic Card No. 11007337 of the Register of Legal Entities of Lima.

AS TRUSTEE:

MR. ALEJANDRO ALMENDARIZ SMALL, a citizen of Peru, single, a lawyer by profession, identified by National ID Document No. 44657883, domiciled for purposes hereof at Calle Los Libertadores No. 155, 8th floor, district of San Isidro, province and department of Lima, whom I identified by comparing his fingerprint with the biometric database of fingerprints, to which I attest, acting in the name and on behalf of LA FIDUCIARIA S.A., with Taxpayer’s ID Card (RUC) No. 20501842771, domiciled at Calle Los Libertadores No. 155, 8th floor, district of San Isidro, province and department of Lima, duly authorized as per power of attorney registered under entry C00062 on Electronic Card No. 11263525 of the Register of Legal Entities of Lima.

MR. RAFAEL MAURICIO PARODI PARODI, a citizen of Peru, divorced, an industrial engineer by profession, identified by National ID Document No. 10318515, domiciled for purposes hereof at Calle Los Libertadores No. 155, 8th floor, district of San Isidro, province and department of Lima, whom I identified by comparing his fingerprint with the biometric database of fingerprints, to which I attest, acting in the name and on behalf of LA FIDUCIARIA S.A., with Taxpayer’s ID Card (RUC) No. 20501842771, domiciled at Calle Los Libertadores No. 155, 8th floor, district of San Isidro, province and department of Lima, duly authorized as per power of attorney registered under entry C00043 on Electronic Card No. 11263525 of the Register of Legal Entities of Lima.

AS TRUST BENEFICIARY:

MS. HILDA ANGÉLICA DE LA FUENTE RODRÍGUEZ, a citizen of Peru, married, company officer, identified by National ID Document No. 09336656, domiciled for purposes hereof at Jr. Carlos Villarán No. 140, Urbanización Santa Catalina, district of La Victoria, province and department of Lima, whom I identified by comparing her fingerprint with the biometric database of fingerprints, to which I attest, acting in the name and on behalf of BANCO INTERNACIONAL DEL PERU S.A.A. – INTERBANK, with Taxpayer’s ID Card (RUC) No. 20100053455, domiciled at Jr. Carlos Villarán No. 140, Urbanización Santa Catalina, district of La Victoria, province and department of Lima, duly authorized as per power of attorney registered under entry C00277 on Electronic Card No. 11009129 of the Register of Legal Entities of Lima.

MR. JOSÉ ANTONIO GONZÁLES RAMSEY, a citizen of Peru, married, company officer, identified by National ID Document No. 08885472, domiciled for purposes hereof at Jr. Carlos Villarán No. 140, Urbanización Santa Catalina, district of La Victoria, province and department of Lima, whom I identified by comparing his fingerprint with the biometric database of fingerprints, to which I attest, acting in the name and on behalf of BANCO INTERNACIONAL DEL PERU S.A.A. – INTERBANK, with Taxpayer’s ID Card (RUC) No. 20100053455, domiciled at Jr. Carlos Villarán No. 140, Urbanización Santa Catalina, district of La Victoria, province and department of Lima, duly authorized as per power of attorney registered under entry C00282 on Electronic Card No. 11009129 of the Register of Legal Entities of Lima.

AS DEPOSITARY:

MR. JORGE LUIS RAMÍREZ RUBIO, a citizen of Ecuador, married, an economist by profession, identified by Foreign Residence ID Card (RUC) No. 000544453, domiciled for purposes hereof at Av. El Derby No. 250, 4th floor, district of Santiago de Surco, province and department of Lima, who appears herein as an act of his own free will and right, whom I identified after checking the database of the National Migrations Office, to which I attest.

The persons appearing before me are fluent in Spanish, were duly identified by their respective identity documents, and are qualified, free and knowledgeable of the act they are performing, as determined by me, the undersigned Notary Public, in the course of the examination I conducted, to which I attest. Said persons delivered to me a private document duly authorized by a lawyer, which I have filed in the respective book under the corresponding serial number, and which literally reads as follows:

PRIVATE DOCUMENT:

SECOND ADDENDUM TO THE TRUST AGREEMENT – DATED JUNE 28, 2017

TRUSTORS: CAMPOSOL S.A.

CONGELADOS Y FRESCOS S.A.C.

CAMPOINCA S.A.

PESQUERA ABC S.A.C.

TRUSTEE: LA FIDUCIARIA S.A.

TRUST BENEFICIARY: BANCO INTERNACIONAL DEL PERU S.A.A. – INTERBANK

DEPOSITARY: JORGE LUIS RAMÍREZ RUBIO

Mr. Notary, you are kindly requested to enter in your Register of Public Deeds (notarial recorded instruments) one evidencing the Second Addendum to the Trust Agreement (hereinafter referred to as the “SECOND ADDENDUM”) entered into by and between:

I.	AS TRUSTORS:

CAMPOSOL S.A., with Taxpayer’s ID Card (RUC) No. 20340584237, domiciled at Av. El Derby 250, 4th floor, district of Santiago de Surco, province and department of Lima, represented by Mr. Andrés Daniel Colichón Sas, identified by National ID Document No. 07866431, and by Mr. Jorge Luis Ramírez Rubio, identified by Foreign Residence ID Card No. 000544453, both of them duly authorized as per powers of attorney registered under Entries C00071 and C00067, respectively, on Electronic Card No. 11009728 of the Register of Legal Entities kept by the Registry Office in and for Lima (hereinafter referred to “CAMPOSOL”).

CONGELADOS Y FRESCOS S.A.C., with Taxpayer’s ID Card (RUC) No. 20313176909, domiciled at Av. El Derby 250, 4th floor, district of Santiago de Surco, province and department of Lima, duly represented by Mr. Allan Henry Cooper Perales, identified by National ID Document No. 42425143, and by Mr. Alejandro Leoncio Arrieta Pongo, identified by National ID Document No. 43945131, both of them duly authorized as per powers of attorney registered under Entry C00024 on Electronic Card No. 11000417 of the Register of Legal Entities kept by the Registry Office in and for Lima (hereinafter referred to as “COFRESAC”).

CAMPOINCA S.A., with Taxpayer’s ID Card (RUC) No. 20516038340, domiciled at Av. El Derby 250, Urbanización El Derby de Monterrico, district of Santiago de Surco, province and department of Lima, duly represented by Mr. Alejandro Leoncio Arrieta Pongo, identified by National ID Document No. 43945131, and by Mr. Andrés Daniel Colichón Sas, identified by National ID Document No. 07866431, both of them duly authorized as per powers of attorney registered under Entries C00010 and C00012, respectively, on Electronic Card No. 12011271 of the Register of Legal Entities of Lima (hereinafter referred to as “CAMPOINCA”).

PESQUERA ABC S.A.C., with Taxpayer’s ID Card No. 20525301991, domiciled at Av. El Derby 250, 4th floor, district of Santiago de Surco, province and department of Lima, duly represented by Mr. Jorge Luis Ramírez Rubio, identified by Foreign Residence ID Card No. 000544453, and by Mr. Alejandro Leoncio Arrieta Pongo, identified by National ID Document No. 43945131, both of them duly authorized as per powers of attorney registered under Entries C00016 and C00018, respectively, on Electronic Card No. 11007337 of the Register of Legal Entities kept by the Registry Office in and for Lima (hereinafter referred to as “PESQUERA ABC”).

II.	AS TRUSTEE:

LA FIDUCIARIA S.A., with Taxpayer’s ID Card (RUC) No. 20501842771, domiciled at Calle Los Libertadores No. 155, 8th floor, district of San Isidro, province and department of Lima, duly represented by Mr. Alejandro Almendariz Small, identified by National ID Document No. 44657883, and by Mr. Rafael Mauricio Parodi Parodi, identified by National ID Document No. 10318515, as per powers of attorney registered under Entries C00062 and C00043, respectively, on Electronic Card No. 11263525 of the Register of Legal Entities kept by the Registry Office in and for Lima (hereinafter referred to as “THE TRUSTEE”).

III.	AS TRUST BENEFICIARY:

BANCO INTERNACIONAL DEL PERU S.A.A. – INTERBANK, with Taxpayer’s ID Card (RUC) No. 20100053455, domiciled at Jr. Carlos Villarán 140, Urbanización Santa Catalina, district of La Victoria, province and department of Lima, duly represented by Ms. Hilda Angélica de la Fuente Rodríguez, identified by National ID Document No. 09336656, and by Mr. José Antonio González Ramsey, identified by National ID Document No. 08885472, as per powers of attorney registered under Entries C00277 and C00282, respectively, on Electronic Card No. 11008578 of the Register of Legal Entities kept by the Registry Office in and for Lima (hereinafter referred to as the “TRUST BENEFICIARY”).

IV.	AS DEPOSITARY:

Mr. Jorge Luis Ramírez Rubio, identified by Foreign Residence ID Card No. 000544453, domiciled for purposes hereof at Av. El Derby No. 250, 4th floor, district of Santiago de Surco, province and department of Lima, hereinafter referred to as the “DEPOSITARY”).

Capitalized terms used and not defined in this document shall have the meanings assigned to them in the Agreement and the respective Addendum of Adhesion.

ONE: BACKGROUND

1.1 On November 28, 2016, CAMPOSOL, the TRUSTEE and the TRUST BENEFICIARY entered into a Trust Agreement in order to set up a TRUST ESTATE to guarantee the fulfillment of secured obligations assumed thereunder. Said Agreement is currently registered on Electronic Entry N° 53491432 at the Movable Property Registry for Contracts (Registro Mobiliario de Contratos) and on the electronic cards where the real property is registered (hereinafter referred to as the “AGREEMENT”).

1.2 As provided for in the second paragraph of section 4.1 of Clause Four and in the First Additional Clause of the AGREEMENT, PESQUERA ABC, COFRESAC and THE TRUSTEE should sign an ADDENDUM OF ADHESION to the AGREEMENT in order to transfer the new TRUST ASSETS to the TRUST ESTATE.

By virtue of the provisions set forth in the foregoing paragraph 1.2 above, on the 22nd day of December, the ADDENDUM OF ADHESION was entered into by and between CAMPOSOL, as TRUSTOR, COFRESAC, CAMPOINCA, PESQUERA ABC, as NEW TRUSTORS, BANCO INTERNACIONAL DEL PERU S.A.A., as TRUST BENEFICIARY, and MR. JORGE LUIS RAMÍREZ RUBIO, as DEPOSITARY, pursuant to which the Parties transferred to the TRUST ESTATE the ASSETS listed in EXHIBIT A attached thereto (hereinafter referred to as the “FIRST ADDENDUM”).

1.3 Subsequently, through document received on June 20, 2017, the TRUST BENEFICIARY requested the recovery of ownership of the ASSETS contributed to the TRUST ESTATE by PESQUERA ABC, as detailed in EXHIBIT A attached hereto.

1.4 In such regards and pursuant to the provisions set forth herein, and as instructed by the TRUST BENEFICIARY, the Parties wish to enter into a SECOND ADDENDUM to the AGREEMENT in order to recover the ASSETS contributed by PESQUERA ABC to the TRUST ESTATE, as detailed in EXHIBIT B attached hereto, as well as to formalize the exclusion of PESQUERA ABC as TRUSTOR of the AGREEMENT.

TWO: AMENDMENT TO THE AGREEMENT

2.1 As set out in the foregoing paragraph, the Parties hereby agree as follows:

(i) To recover all the ASSETS transferred to the TRUST ESTATE by PESQUERA ABC, in accordance with the FIRST ADDENDUM, as detailed in EXHIBIT B attached hereto. Upon execution of this SECOND ADDENDUM, such ASSETS shall be removed from the TRUST ESTATE;

ii) To terminate the obligation of PESQUERA ABC to execute jointly with the TRUSTEE and the TRUST BENEFICIARY any and all private or public documents required to transfer to the TRUST ESTATE the real property recorded on Electronic Entry No. 00032038 of the Real Property Register of Piura, once such property is registered in the name of PESQUERA ABC, as established in Clause Three of the FIRST ADDENDUM; and

iii) Consequently, to exclude PESQUERA ABC as TRUSTOR under the AGREEMENT and the FIRST ADDENDUM; accordingly, any mention to “PESQUERA ABC” in the aforementioned documents shall be deemed eliminated.

2.2 Based on the provisions set forth in the foregoing paragraph, the Parties hereby agree that upon execution of this SECOND ADDENDUM, the only TRUSTORS shall be CAMPOSOL, COFRESAC and CAMPOINCA.

2.3 The Parties hereby agree that the recovery of the property mentioned in the foregoing paragraph shall not affect the remaining ASSETS comprising the TRUST ESTATE, as set forth in Clause Seven of the AGREEMENT, which will remain as part of the TRUST ESTATE in accordance with the terms and conditions set forth in the AGREEMENT and in the FIRST ADDENDUM.

THREE: REPRESENTATIONS BY PESQUERA ABC

PESQUERA ABC hereby expressly declares, at its own risk, as follows:

3.1 It shall hold CAMPOSOL, COFRESAC and CAMPOINCA, the TRUST BENEFICIARY and the TRUSTEE harmless from any liability, debts, obligations, taxes, claims, fines of any kind and/or origin whatsoever, before the Tax Administration Office, Ministries and/or Municipalities, as well as any other obligation whatsoever related to the ownership and use of the ASSETS described in Exhibit B hereof, whether established during the effective term of the AGREEMENT or at a later date following the execution of this instrument. Accordingly, such debts or obligations shall under no circumstance be assumed by the TRUSTEE, the TRUSTORS or the TRUST BENEFICIARY, and they shall not be responsible for payment thereof.

3.2 It shall hold CAMPOSOL, COFRESAC and CAMPOINCA, the TRUST BENEFICIARY and the TRUSTEE harmless from any responsibility for remediation due to eviction and/or hidden defects regarding the ASSETS described in Exhibit B hereof, as well as any lien or encumbrance that may arise at a later date following the execution of this instrument that would affect any of such ASSETS.

3.3 CAMPOSOL, COFRESAC and CAMPOINCA, the TRUST BENEFICIARY and the TRUSTEE shall have no responsibility whatsoever for payment of any taxes imposed on the recovery of the property mentioned in the foregoing paragraphs in favor of PESQUERA ABC. Furthermore, PESQUERA ABC shall hold CAMPOSOL, COFRESAC and CAMPOINCA, the TRUST BENEFICIARY and the TRUSTEE harmless from any liability in the event that the Tax Administration Office determines payment thereof at a later date following the execution of this instrument.

3.4 The ASSETS recovered by virtue of this SECOND ADDENDUM as well as any permits and other authorizations or acknowledgements pertaining thereto.

FOUR:    EXPENSES

4.1 The Parties hereby agree that all costs and expenses arising from this instrument, including notarial and registration costs and a notarial copy for each Party, will be borne by the TRUSTORS on a joint and several basis, as provided for in Clause Twenty-Three of the AGREEMENT.

4.2 Mr. Notary, please add the clauses required by law, include the applicable inserts, and have the relevant notices sent to the pertinent Public Registrar so that the recovery of the ASSETS described in Exhibit B hereof be duly registered on Electronic Entry N° 53491432 at the Movable Property Registry for Contracts (Registro Mobiliario de Contratos) and on the corresponding Real Property Registers.

Lima, June 28, 2017

Signed by CAMPOSOL S.A.: ANDRES DANIEL COLICHON SAS

Signed by CAMPOSOL S.A.: JORGE LUIS RAMÍREZ RUBIO

Signed by CONGELADOS Y FRESCOS S.A.C.: ALLAN HENRY COOPER PERALES

Signed by CONGELADOS Y FRESCOS S.A.C.: ALEJANDRO LEONCIO ARRIETA PONGO

Signed by CAMPOINCA S.A.: ALEJANDRO LEONCIO ARRIETA PONGO

Signed by CAMPOINCA S.A.: ANDRES DANIEL COLICHON SAS

Signed by PESQUERA ABC S.A.C.: JORGE LUIS RAMÍREZ RUBIO

Signed by PESQUERA ABC S.A.C.: ALEJANDRO LEONCIO ARRIETA PONGO

Signedby LA FIDUCIARIA S.A.: ALEJANDRO ALMENDARIZ SMALL

Signed by LA FIDUCIARIA S.A.: RAFAEL MAURICIO PARODI PARODI

Signed by BANCO INTERNACIONAL DEL PERU S.A.A. – INTERBANK: HILDA ANGÉLICA DE LA FUENTE RODRÍGUEZ

Signed by BANCO INTERNACIONAL DEL PERU S.A.A. – INTERBANK: JOSÉ ANTONIO GONZÁLES RAMSEY

Signed: JORGE LUIS RAMÍREZ RUBIO

This document has been authorized by LILA PURE VIZCARRA, Lawyer, registered at the Lima Bar Association with No. 57434

—————————————

EXHIBIT A

NOTICE OF ASSET RECOVERY

INTERBANK

Lima, June 19, 2017

Messrs.

La Fiduciaria S.A.

Attention: Ms. Paola Postigo

Reference: Notice of Release of Real Property

Dear Sirs,

We hereby refer to the Trust Agreement that was notarially recorded as a public deed on November 29, 2016, and its addendum dated December 23, 2016 (hereinafter referred to as the “Trust Agreement”) granted before Eduardo Laos, Notary Public in and for Lima, and signed by Banco Internacional del Perú S.A.A., acting as trust beneficiary (hereinafter referred to as “Interbank”), Camposol S.A., Congelados y Frescos S.A.C., Campoinca S.A., Pesquera ABC S.A.C., collectively acting as trustors (hereinafter referred to as the “Trustors”), and La Fiduciaria S.A. acting as trustee (hereinafter referred to as “La Fiduciaria”).

Interbank hereby requests the sole and exclusive release of all the personal and real property contributed to the Trust by PESQUERA ABC S.A.C., while the other goods and trustors shall remain on the same conditions under which the Trust Agreement was made.

Sincerely,

Banco Internacional del Perú S.A.A.

/s/ Adriana Burneo Hurtado

[Seal]

Adriana Burneo Hurtado

HEAD OF CORPORATE FINANCE PROJECTS

Approved / Interbank

Seal:	LA FIDUCIARIA S.A.

2017 JUN 20    10:02 AM

RECEIVED

RECEPTION OF THIS DOCUMENT DOES NOT IMPLY CERTIFYING ITS CONTENTS

EXHIBIT B

LIST OF ASSETS TO BE RECOVERED

IN FAVOR OF PESQUERA ABC S.A.C.

ASSETS OWNED BY PESQUERA ABC

REAL PROPERTY

DESCRIPTION	ELECTRONIC CARD N°	REGISTRY OFFICE
PESQUERA ABC	00036941	Piura
PESQUERA ABC	11052620	Piura
PESQUERA ABC	11052621	Piura

MACHINERY & EQUIPMENT

FIXED ASSET RELATED CODE	DESCRIPTION
EQC00183C	8.00 ton drained water treatment plant including pumps
EQA00587A	IQF freezer
EQA00214A	Boiler N° 2
EQA00619A	ABC Plant underwater discharge pipeline
EQC00483C	Evaporative condenser N° 2 YANTAI MOON
EQC00182C	Twin screw press N° 1
EQC00465C	Power generator set CATERPILLAR
EQA00239A	Gas line overhaul (gas pipeline, burner)
EQC00419C	Solids centrifugal separator ALFA LAVAL
EQC00420C	Centrifuge
EQC00489C	Laminating machine N° 6
EQC00487C	Boiler SMRI
EQC00490C	Vertical laminating machine for Giant Squid
EQC00629C	1000 kVA manual transfer switch
EQC00580C	Evaporative condenser Mod. F20K 220V.60HZ
EQC00526C	1600 AMP/440VAC manual transfer switch
EQC00531C	36 V industrial battery for forklift
EQC00488C	Forklift TOYOTA Mod. 5FDC20
EQC00633C	Original battery for 484V electric forklift
EQA00234A	Overhaul of Plant D wet mill (cake breaker)
EQC00537C	Manual stainless steel die cutting machines – 50 units
EQA00195A	Rotary disk dryer
EEA00014A	Overhaul of Fishmeal Plant buildings and facilities
EEA00023A	Pre-cooled chamber of ABC Plant – Paita
EEC00001C	189.12 m2 workshop facilities
EEC00002C	1,211.19 m2 warehouse for finished canned products
EEC00003C	259.65 m2 fleet workshop
EEC00004C	Fleet office room, first floor, 31.36 m2
EEC00005C	Fleet office room, second floor, 31.36 m2
EEC00006C	Sea water pumping station, 36.98 m2
EEC00007C	Cold holding room, compressor room and refrigerated chamber

EEC00008C	Frozen product processing room
EEC00009C	Access and dock
EEC00010C	Access road to parking area
EEC00011C	Perimeter fence
EEC00012C	Freezing tunnels
EEC00013C	ABC facilities
EEC00015C	Roof and indoor ceiling of processing room
EEC00016C	Daruma spare parts room – ABC Paita
EEC00017C	Civil works – ABC Paita plant floors—Dock
EEC00018C	Paita facilities—Evaporative condensers I & II YANTAI MOON
EEC00019C	Paita facilities – sea water well

CONCLUSION:

Once this instrument was formalized, the grantors read the entire document to become fully aware of its purpose. After the grantors were warned of the legal effects of this document, they said that they were aware of the Background Information and/or Documents that gave rise to the Private Document and to this Instrument, whereupon they ratified the content of this Instrument, declared that they were aware of the identity of the other parties, and admitted that the signatures appearing on the private document that gave rise to this instrument belonged to them.

Article 59, paragraph K), of the Legislative Decree approving the Notaries Public Law: The undersigned Notary Public hereby expressly certifies that the required minimum control and due diligence actions have been taken to prevent asset laundering, and the parties have been accordingly warned of their liability in respect to the lawful origin of the money, funds, assets or any other property involved in this transaction and the means of payment used. The grantors which have disposed of any such money, funds, assets or property hereunder hereby declare that the origin of such money, funds, assets or property, if any, and the means of payment used, if any, are legal.

Article 59,paragraph B, of the Legislative Decree approving the Notaries Public Law: The grantors hereby expressly agree to their personal data being used in accordance with the provisions set forth in Law No. 29733 and Regulations thereunder.

This Public Deed begins on Page Serial No. B 6560749 and ends on Page Serial No. B 6560753 (it refers to the Spanish version).

The signing process took place before me, the undersigned Notary Public, and was completed on July 06, 2017, to which I attest.

/s/ Andrés Daniel Colichon Sas	/s/ Jorge Luis Ramírez Rubio

(fingerprint)	(fingerprint)
Andrés Daniel Colichon Sas	Jorge Luis Ramírez Rubio
On behalf of CAMPOSOL S.A.	On behalf of CAMPOSOL S.A.
Signed on July 03, 2017	Signed on July 03, 2017

/s/ Allan Henry Cooper Perales	/s/ Alejandro Leoncio Arrieta Pongo

(fingerprint)	(fingerprint)
Allan Henry Cooper Perales	Alejandro Leoncio Arrieta Pongo
On behalf of CONGELADOS Y	On behalf of CONGELADOS Y FRESCOS
FRESCOS S.A.C.	S.A.C.
Signed on July 03, 2017	Signed on July 03, 2017

/s/ Alejandro Leoncio Arrieta Pongo	/s/ Andrés Daniel Colichon Sas

(fingerprint)	(fingerprint)
Alejandro Leoncio Arrieta Pongo	Andrés Daniel Colichon Sas
On behalf of CAMPOINCA S.A.	On behalf of CAMPOINCA S.A.
Signed on July 03, 2017	Signed on July 03, 2017

/s/ Jorge Luis Ramírez Rubio	/s/ Alejandro Leoncio Arrieta Pongo

(fingerprint)	(fingerprint)
Jorge Luis Ramírez Rubio	Alejandro Leoncio Arrieta Pongo
On behalf of PESQUERA ABC S.A.C.	On behalf of PESQUERA ABC S.A.C.
Signed on July 03, 2017	Signed on July 03, 2017

/s/ Alejandro Almendariz Small	/s/ Rafael Mauricio Parodi Parodi

(fingerprint)	(fingerprint)
Alejandro Almendariz Small	Rafael Mauricio Parodi Parodi
On behalf of LA FIDUCIARIA S.A.	On behalf of LA FIDUCIARIA S.A.
Signed on July 06, 2017	Signed on July 06, 2017

/s/ Hilda Angélica de la Fuente Rodríguez	/s/ José Antonio Gonzáles Ramsey

(fingerprint)	(fingerprint)
Hilda Angélica de la Fuente Rodríguez	José Antonio Gonzáles Ramsey
On behalf of Banco Internacional del Perú	On behalf of Banco Internacional
S.A.A. – INTERBANK	del Perú S.A.A.—INTERBANK
Signed on July 05, 2017	Signed on July 06, 2017

/s/ Jorge Luis Ramírez Rubio

(fingerprint)
Jorge Luis Ramírez Rubio
Signed on July 03, 2017

Signed:
Eduardo Laos de Lama
Notary Public in and for Lima

—————————

NOTARIES’ ASSOCIATION IN AND FOR LIMA

SERIES B No. 5907313

EIGHTY-FOUR THOUSAND THREE HUNDRED AND THIRTEEN

INSTRUMENT: THIRTEEN THOUSAND FOUR HUNDRED AND SEVENTY-EIGHT

PRELIMINARY DEED: TWELVE THOUSAND NINE HUNDRED AND FIVE

NOTARIAL RECORD: 237442

PAGE: EIGHTY-FOUR THOUSAND THREE HUNDRED AND THIRTEEN

SURETY AGREEMENT

executed by:

CAMPOINCA S.A.

MARINAZUL S.A.

BANCO INTERNACIONAL DEL PERÚ S.A.A. – INTERBANK

with the participation of:

CAMPOSOL S.A.

In the city of Lima, district of Jesus Maria, this 29th day of November 2016, I, Eduardo Laos de Lama, attorney-at-law, Notary of this Capital City, identified by National Identity Document (DNI) No. 07700630 and Taxpayer Registration (RUC) No. 10077006309, draw up this notarized public instrument, executed by:

Ms. Maria Cristina Couturier Llerena, who states to be a Peruvian citizen, born in Miraflores, Lima, Lima, married, a businesswoman by profession, identified by National Identity Document (DNI) No. 10544281, domiciled at Av. El Derby 250, Urbanización El Derby de Monterrico, district of Santiago de Surco, province and department of Lima, whom I have identified by conducting a biometric comparison of her fingerprint, which I attest. Maria Cristina Couturier Llerena acts in the name and on behalf of CAMPOINCA S.A., identified by Taxpayer Registration (RUC) No. 20516038340, domiciled at Av. El Derby 250, Urbanización El Derby de Monterrico, district of Santiago de Surco, province and department of Lima, as per powers-of-attorney registered in Entry B0005 of Electronic Item No. 12011271 of the Registry of Legal Entities in and for Lima.

Mr. Alejandro Leoncio Arrieta Pongo, who states to be a Peruvian citizen, born in San Miguel de El Faique, Huancabamba, Piura, unmarried, a businessman by profession, identified by National Identity Document (DNI) No. 43945131, domiciled at Av. El Derby 250, Urbanización El Derby de Monterrico, district of Santiago de Surco, province and department of Lima, whom I have identified by conducting a biometric comparison of his fingerprint, which I attest. Alejandro Leoncio Arrieta Pongo acts in the name and on behalf of CAMPOINCA S.A., identified by Taxpayer Registration (RUC) No. 20516038340, domiciled at Av. El Derby 250, Urbanización El Derby de Monterrico, district of Santiago de Surco, province and department of Lima, as per power-of-attorney registered in Entry B0005 of Electronic Item No. 12011271 of the Registry of Legal Entities in and for Lima.

Ms. Maria Cristina Couturier Llerena, who states to be a Peruvian citizen, born in Miraflores, Lima, Lima, married, a businesswoman by profession, identified by National Identity Document (DNI) No. 10544281, domiciled at Av. El Derby 250, Urbanización El Derby de Monterrico, district of Santiago de Surco, province and department of Lima, whom I have identified by conducting a biometric comparison of her fingerprint, which I attest. Maria Cristina Couturier Llerena acts in the name and on behalf of MARINAZUL S.A., identified by Taxpayer Registration (RUC) No. 20513632569, domiciled at Av. El Derby 250, Urbanización El Derby de Monterrico, district of Santiago de Surco, province and department of Lima, as per power-of-attorney registered in Entry C00021 of Electronic Item No. 11906397 of the Registry of Legal Entities in and for Lima.

Mr. Alejandro Leoncio Arrieta Pongo who states to be a Peruvian citizen, born in San Miguel de El Faique, Huancabamba, Piura, unmarried, a businessman by profession, identified by National Identity Document (DNI) No. 43945131, domiciled at Av. El Derby 250, Urbanización El Derby de Monterrico, district of Santiago de Surco, province and department of Lima, whom I have identified by conducting a biometric comparison of his fingerprint, which I attest. Alejandro Leoncio Arrieta Pongo acts in the name and on behalf of MARINAZUL S.A., identified by Taxpayer Registration (RUC) No. 20513632569, domiciled at Av. El Derby 250, Urbanización El Derby de Monterrico, district of Santiago de Surco, province and department of Lima, as per power-of-attorney registered in Entry C00021 of Electronic Item No. 11906397 of the Registry of Legal Entities in and for Lima.

Ms. Hilda Angelica de la Fuente Rodriguez, who states to be married, an officer, identified by National Identity Document (DNI) No. 09336656, domiciled at Av. Carlos Villarán 140, Urbanización Santa Catalina, district of La Victoria, province and department of Lima, whom I have identified by conducting a biometric comparison of her fingerprint, which I attest. Hilda Angelica de la Fuente Rodriguez acts in the name and on behalf of BANCO INTERNACIONAL DEL PERÚ S.A.A. – INTERBANK., identified by Taxpayer Registration (RUC) No. 20100053455, domiciled at Av. Carlos Villarán 140, Urbanización Santa Catalina, district of La Victoria, province and department of Lima, as per powers-of-attorney registered in Electronic Item No. 11009129 of the Registry of Legal Entities in and for Lima.

Ms. Palmira Viviana Tapia Solari, who states to be a Peruvian citizen, married, a lawyer by profession, identified by National Identity Document (DNI) No. 16700534, domiciled at Av. Carlos Villarán 140, Urbanización Santa Catalina, district of La Victoria, province and department of Lima, whom I have identified by conducting a biometric comparison of her fingerprint, which I attest. Palmira Viviana Tapia Solari acts in the name and on behalf of BANCO INTERNACIONAL DEL PERÚ S.A.A. – INTERBANK., identified by Taxpayer Registration (RUC) No. 20100053455, domiciled at Av. Carlos Villarán 140, Urbanización Santa Catalina, district of La Victoria, province and department of Lima, as per powers-of-attorney registered in Electronic Item No. 11009129 of the Registry of Legal Entities in and for Lima.

With the participation of:

Ms. Maria Cristina Couturier Llerena, who states to be a Peruvian citizen, born in Miraflores, Lima, Lima, married, a businesswoman by profession, identified by National Identity Document (DNI) No. 10544281, domiciled at Av. El Derby 250, Piso 4, district of Santiago de Surco, province and department of Lima, whom I have identified by conducting a biometric comparison of her fingerprint, which I attest. Maria Cristina Couturier Llerena acts in the name and on behalf of CAMPOSOL S.A., identified by Taxpayer Registration (RUC) No. 20340584237, domiciled at Av. El Derby 250, Piso 4, district of Santiago de Surco, province and department of Lima, as per power-of-attorney registered in Electronic Item No. 11009728 of the Registry of Legal Entities in and for Lima.

Mr. Alejandro Leoncio Arrieta Pongo, who states to be a Peruvian citizen, born in San Miguel de El Faique, Huancabamba, Piura, unmarried, a businessman by profession, identified by National Identity Document (DNI) No. 43945131, domiciled at Av. El Derby 250, Piso 4, district of Santiago de Surco, province and department of Lima, whom I have identified by conducting a biometric comparison of his fingerprint, which I attest. Alejandro Leoncio Arrieta Pongo acts in the name and on behalf of CAMPOSOL S.A., identified by Taxpayer Registration (RUC) No. 20340584237, domiciled at Av. El Derby 250, Piso 4, district of Santiago de Surco, province and department of Lima, as per power-of-attorney registered in Electronic Item No. 11009728 of the Registry of Legal Entities in and for Lima.

The Grantors are intelligent in the Spanish language and are bound with capacity, freedom and sufficient knowledge, according to the examination I performed on them, which I attest. The Grantors delivered to me a Preliminary Deed duly authorized by an attorney-at-law, which I file in the relevant docket under the appropriate order number and which verbatim content is as follows:

PRELIMINARY DEED:

SURETY AGREEMENT

dated

NOVEMBER 28, 2016

executed by

CAMPOINCA S.A.

As Guarantor

and

MARINAZUL S.A.

As Guarantor

and

BANCO INTERNACIONAL DEL PERÚ S.A.A.

As Secured Creditor

Table of Contents

1.	Definitions and Interpretation		2

	1.1	Defined Terms	2

	1.2	Rules of Interpretation	4

2.	Subject-Matter		5

	2.1	Granting of Bond	5

	2.2	Bond Terms and Conditions	5

	2.3	Bond Enforcement	6

	2.4	Events of Default:	8

	2.5	Duration and Release	9

	2.6	Application of Funds	9

3.	Guarantors’ Representations		9

4.	Guarantors’ Obligations		11

5.	Miscellaneous		11

	5.1	Notices	11

	5.2	Delay in Exercising the Rights	12

	5.3	Entire Agreement	13

	5.4	Assignment	13

	5.5	Amendments	13

	5.6	Tax Effects on the Bond	13

	5.7	Expenses	14

6.	Applicable Law and Dispute Settlement		14

	6.1	Applicable Law	14

	6.2	Jurisdiction and Venue	14

	6.3	Court Enforcement of the Bond	14

Mr. Notary:

Kindly insert in your Register of Public Deeds one evidencing the Surety Agreement (the “Agreement”) entered into by and between:

Campoinca S.A., identified by Taxpayer Registration (RUC) No. 20516038340, domiciled at Av. El Derby 250, Urbanización El Derby de Monterrico, district of Santiago de Surco, province and department of Lima, acting by and through Ms. María Cristina Couturier Llerena, identified by National Identity Document No. 10544281, and Mr. Alejandro Leoncio Arrieta Pongo, identified by National Identity Document No. 43945131, both authorized as per powers-of-attorney registered in Entry B00005 of Electronic Item No. 12011271 of the Registry of Legal Entities in and for Lima;

Marinazul S.A., identified by Taxpayer Registration (RUC) No. 20513632569, domiciled at Av. El Derby 250, Urbanización El Derby de Monterrico, district of Santiago de Surco, acting by and through Ms. María Cristina Couturier Llerena, identified by National Identity Document No. 10544281, and Mr. Alejandro Leoncio Arrieta Pongo, identified by National Identity Document No. 43945131, both authorized as per powers-of-attorney registered in Entry C00021 of Electronic Item No. 11906397 of the Registry of Legal Entities in and for Lima; and

Banco Internacional del Perú S.A.A., identified by Taxpayer Registration (RUC) No. 20100053455, domiciled at Jirón Carlos Villarán 140, Urbanización Santa Catalina, district of La Victoria, province and department of Lima, acting by and through Ms. Hilda Angélica de la Puente Rodriguez, identified by National Identity Document No. 09336656, and Ms. Palmira Viviana Tapia Solari, identified by National Identity Document No. 16700534, both authorized as per powers-of-attorney registered in Entries C00277 and C00165, respectively, of Electronic Item No. 11009129 of the Registry of Legal Entities in and for Lima (“Secured Creditor“).

With the participation of:

Camposol S.A., identified by Taxpayer Registration (RUC) No. 20340584237, domiciled at Av. El Derby 250, piso 4, district of Santiago de Surco, province and department of Lima, acting by and through Ms. María Cristina Couturier Llerena, identified by National Identity Document No. 10544281, and Mr. Alejandro Leoncio Arrieta Pongo, identified by National Identity Document No. 43945131, both authorized as per powers-of-attorney registered in Entry B00027 of Electronic Item No. 11009728 of the Registry of Legal Entities in and for Lima (“Borrower”).

Recitals

A.	On September 5, 2016, Borrower and the Secured Creditor executed the Loan Agreement (as such term is defined in section 1.1 below), whereby the Secured Creditor granted Borrower a medium-term loan for up to a total sum of fifteen million United States dollars (USD 15,000,000.00).

B.	The conditions established in the Loan Agreement include the obligation to cause the Guarantors to execute a joint, irrevocable, and unconditional bond, without benefit of excussion, to secure any and all Secured Obligations (as such term is defined in section 1.1 hereof).

Based on the above, the Parties, with Borrower’s participation, have agreed to execute this Agreement, which is governed by the terms and conditions set forth in the following clauses:

1.	Definitions and Interpretation

1.1	Defined Terms

For the purposes hereof, all the words used with a capitalized initial letter are defined terms and shall have the meaning assigned thereto in this section.

The definitions agreed by the Parties for the defined terms contained in this section refer to the meanings the Parties have assigned to such terms and such meanings shall be the only ones accepted for all intents and purposes unless the Parties agree otherwise in writing.

“Authority” means, in any country or government, any entity that exercises executive, legislative, judicial or arbitration, municipal, regulatory, or administrative duties which pertain or refer to government duties and have jurisdiction over the Persons or matters in question being competent according to the Applicable Law.

“Civil Code” means the Civil Code approved by Legislative Decree 295.

“Loan Agreement” means the loan agreement dated September 5, 2016, which is evidenced in a public deed of the same date executed before Eduardo Laos de Lama, attorney-at-law and Notary Public in and for Lima, entered into by and between Interbank, as party of the first part, and Borrower, as party of the second part, including its annexes, additional clauses, as well as the amendments, extensions and/or clarifications which the parties thereto agree in writing in the future.

“Campoinca and Marinazul Surety Agreement” or “Agreement” means this Surety Agreement.

“Camposol Holding Surety Agreement” means the joint surety agreement to be executed by Camposol Holding Ltd., as joint guarantor, and the Secured Creditor, whereunder Camposol Holding Ltd. creates in favor of the Secured Creditor a joint bond to secure the performance and the full and timely payment of the Secured Obligations.

“Surety Agreements” means, jointly, the Campoinca and Marinazul Surety Agreements and the Camposol Holding Surety Agreement.

“Trust Agreement” means the guarantee trust agreement executed by Camposol S.A., as trustor, La Fiduciaria S.A., as trustee, and the Secured Creditor, as beneficiary. Upon the execution of the accession addendum referred to in the Trust Agreement, the Related Companies transferring assets to the trust estate shall have the status of trustor (and, therefore, shall be a party to the Trust Agreement), according to the terms of the Trust Agreement.

“Guarantee Contracts” means (i) the Surety Agreements and, (ii) the Trust Agreement, which regulate the LoanAgreement, including their annexes, additional clauses, as well as any amendment and/or addendum thereto agreed in writing by the parties.

“Loan Documents” means all documents that must be entered into, executed, and delivered, as appropriate, in order to implement the Loan, and guarantee its performance, including the Loan Agreement, the Guarantee Contracts, the certificates containing the affidavits to be made by Borrower in accordance with the Loan Agreement, the Promissory Note, the Completion Agreement and any other documentation required by Interbank in order to implement the Loan.

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“Related Companies” means all the companies organized as of the date of execution of the Agreement or to be organized in the future under the Control of the Dyer Coriat family, including, but not limited to, Camposol Holding Ltd., Campoinca S.A., Marinazul S.A., Pesquera ABC S.A.C., Corporación Refrigerados INY S.A., Domingo Rodas S.A., and Pacifico Azul S.A., as well as any other of its Subsidiaries or Affiliates.

“Event of Default” means any of the events set forth in section 2.4.

“Guarantors” means, jointly, Campoinca S.A. and Marinazul S.A.

“Bond” has the meaning assigned thereto in section 2.1.

“IGV” means the General Sales Tax regulated by the General Sales Tax and Excise Tax Act, which Single Uniform Text was approved by Supreme Decree No. 055-99-EF.

“ITF” means the Financial Transactions Tax regulated by the Anti-Avoidance and Economy Formalization Act, which Single Uniform Text was approved by Supreme Decree No. 150-2007-EF.

“Applicable Law” means the Peruvian Constitution, any Law, Emergency Decree, Decree Law, Legislative Decree, Supreme Decree and, in general, any rule, or statutory or regulatory provision in force in the Republic of Peru.

“Secured Obligations” means all of Borrower’s Obligations under the Loan Documents (including the Loan Agreement and the Promissory Note), including, but not limited to, the monies owed or which may be owed by Borrower to the Secured Creditor or its successors or assigns, under or in connection with the Loan Documents (including the Loan Agreement and the Promissory Note), including the share capital, compensatory interest, default interest, commissions, penalties, services and taxes, if applicable; and any and all monies owed.

Similarly, this term comprises the following notions: (i) administrative expenses, which include the notarial or registration expenses which may be incurred by the Secured Creditor to perfect the Guarantee Contracts (including, but not limited to, this Agreement), as well as any amendment thereto or replacement thereof; (ii) collection expenses, which comprise the charges, costs and fees of the proceedings, be them judicial, arbitration, administrative or out-of-court proceedings in general, as well as the expenses incurred by the Secured Creditor to hire and pay the fees of in-house or external lawyers to achieve the enforcement and collection of the pecuniary obligations or the performance of the contractual obligations described by the Loan Documents; and (iii) restitution obligations which comprise the obligations to restitute considerations resulting from (a) the termination of any of the Loan Documents, and (b) the declaration of ineffectiveness due to any reason of any of the Loan Documents.

“Parties” means, jointly, the Guarantors and the Secured Creditor.

“Person” means any individual or legal entity, de facto or lawful partnership, trust estate, government entity or the like.

“Loan” means the credit facility to be granted by Interbank to Borrower for up to the Loan Amount regulated by the Loan Agreement and the other Loan Documents.

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“Taxes” means any present or future tax, which may be applicable in any jurisdiction and is related to the Loan Documents, including any interest, surcharge, fine or sanction related thereto, excluding, in the case of the Secured Creditor, any of the taxes levied on its net income or profit. The definition of Taxes includes the definitions assigned to IGV and ITF, as have been defined in this section, when these definitions are not identified specifically.

1.2	Rules of Interpretation

(a)	Unless otherwise indicated herein, the following rules of interpretation shall be applied subject to their relevant context:

(i)	The terms in the singular include the plural and the terms in the plural include the singular, except for such cases where specific definitions are indicated for the singular and the plural; such definitions shall be strictly interpreted in keeping with such definitions, as set forth in the previous subsection.

(ii)	The words referring to the masculine or feminine gender include the appropriate opposite gender.

(iii)	Any reference to the Applicable Law shall be understood and interpreted as comprising all the statutory or regulatory provisions amending, extending, consolidating, clarifying, modifying, or superseding them.

(iv)	Any reference to “written” includes printouts, lithography, typing and any other means of reproduction of words both tangibly and visibly.

(v)	The words “include” and “including” must be considered as followed by the words “but not limited to.”

(vi)	Any reference to clauses, sections, subsections, paragraphs, attachments, annexes, and other contractual instruments other than the Agreement must be deemed as including all the amendments, extensions, or changes thereto (without this limiting or amending, however, any prohibition to such amendment, extension or change according to the terms and conditions applicable thereto).

(vii)	Any reference to the Parties and/or Persons include their relevant successors and assigns.

(b)	All references herein to a clause, section, subsection, or paragraph refer to the clause, section, subsection, or paragraph hereof. Any reference herein to a clause include all the sections, subsections and/or paragraphs and/or items within such clause and any reference to a section include all the subsections, paragraphs and/or items therein, unless otherwise expressly stated or unless a specific reference is made to any section or subsection or paragraph or item of the appropriate clause.

(c)	The headings of each clause, section, subsection and/or paragraph used herein are inserted only for ease of reference and shall not define or limit the content thereof.

(d)	All the provisions hereof shall be interpreted in a manner which renders them effective and valid under the Applicable Law. However, should any portion or all of any provision hereof be prohibited or become invalid or null under the Applicable Law, only the affected provision shall be invalid or null, as the case may be, with regard to such prohibition or invalidity, or shall cause such nullity without invalidating the remaining portion of such provision or of the provisions hereof.

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(e)	The sections hereof are interpreted consistently among them, and such clauses which lack clarity shall be interpreted according to the sense resulting from the set of clauses.

(f)	The terms with capitalized initial letters not defined but used herein shall have the meaning set forth in the Loan Agreement.

2.	Subject-Matter

2.1	Granting of Bond

(a)	The Guarantors hereby grant a Bond in favor of the Secured Creditor in order to guarantee the performance and the full and timely payment by Borrower of all of the Secured Obligations (the “Bond”) and, in such connection, the Guarantors become joint guarantors of Borrower in favor of the Secured Creditor. It should be pointed out that the Bond’s limit shall be equivalent to 100% of the amount of the Secured Obligations.

(b)	The Bond granted by the Guarantors to guarantee the performance of the Secured Obligations is joint, unlimited, unconditional, irrevocable, subject to automatic enforcement by applying an automatic term, having expressly waived the benefit of excussion referred to in Article 1879 et seq. of the Civil Code, and is granted in favor and for the benefit of the Secured Creditor for up to the limit established in the foregoing paragraph (a).

(c)	As provided for in Article 1883 of the Civil Code, the Guarantors expressly, unconditionally, and irrevocably waive their right to refuse to pay the obligations enforced against it, by invoking the benefit of excussion.

(d)	In such virtue, the Guarantors undertake and bind themselves jointly to pay and shall pay the Secured Creditor any and all sums owed by Borrower to the Secured Creditors in respect of the Secured Obligations, expressly declaring that the Bond is extended to guarantee the payment of any sum it is ordered to pay in favor of the Secured Creditor for any arbitration award or decision issued by any judge, court, or tribunal under the Agreement.

2.2	Bond Terms and Conditions

The Guarantors grant this Bond in favor of the Secured Creditor under the following terms and conditions:

(a)	The Bond shall be effective until the Secured Creditor declares that Borrower has performed to its full satisfaction any and all obligations, which are part of the Secured Obligations, without prejudice to the provisions of section 2.5 below.

(b)	The Guarantors waive, in all aspects: (i) the right contained in Article 1899 of the Civil Code; and (ii) the right of objection referred to in Article 1885 of the Civil Code, except in such cases where Borrower has complied with paying its obligations under the Loan Documents or such obligations have not become due and payable.

5

(c)	The Guarantors accept expressly and in advance all the extensions, derogations, waivers, consents, releases, and any negotiation or refinancing in such connection which the Secured Creditor decides to grant to Borrower under the Loan Documents, even if they are not requested on each occasion or are not signed by their representatives. Moreover, the Guarantors expressly accept all the terms and conditions governing the Secured Obligations, as well as the extensions, substitutions, variations or amendments to such terms and conditions that may be agreed by Borrower and the Secured Creditor, without the additional consent of the Guarantors being required to this end. The provisions contained in this paragraph represent an agreement to the contrary to the provisions of Article 1901 of the Civil Code.

(d)	In order to safeguard the rights conferred upon the Secured Creditor hereunder, each year, on the anniversary hereof, the Guarantors shall send an affidavit (according to the form contained in Annex 1), without prejudice to the fact that the Secured Creditor may order the valuation of the Guarantors’ estate, at the Guarantors’ expense, if deemed convenient by the Secured Creditor.

For the purposes of the valuations, as established in the foregoing paragraph, the Secured Creditor shall be authorized to request the Guarantors, in addition to sending the affidavits (according to the form contained in Annex 1), to send the tax returns or any other document reasonably required by the Secured Creditor for the purposes of carrying out the valuation and, if deemed convenient by the Secured Creditor, request as well the notarized inventory of the assets that make up the Guarantors’ estate, at the Guarantors’ expense.

The Secured Creditor, as deemed convenient, may hire, at the Guarantors’ expense, the services of a valuation company to make the valuations referred to in this section, at the Guarantors’ expense.

The Guarantors undertake to submit to the Secured Creditor all of the information or documentation required by the Secured Creditor in order to carry out the valuation, within a period of fifteen (15) Business Days counted as from the time in which the Secured Creditor informs its intention to carry out the valuation of the Guarantors’ estate.

2.3	Bond Enforcement

The Bond granted by the Guarantors hereunder shall be enforced according to the terms and conditions set forth below:

(a)	The Secured Creditor may enforce the Bond and demand from the Guarantors the partial or full payment of the Secured Obligations when Borrower incurs an Event of Default, or in any other case in which the Secured Obligations are enforceable according to the Applicable Law or the terms and conditions of the Loan Agreement, the Promissory Note or the other Loan Documents.

(b)	Considering that the Bond is subject to automatic enforcement, the Guarantors shall honor the Bond upon the Secured Creditor’s sole request, within two (2) Business Days after having received the Secured Creditor’s notice informing them of the occurrence of an Event of Default and the amount that the Guarantors shall pay to honor the Bond. However, if deemed convenient, the Guarantors expressly and irrevocably authorize the Secured Creditor to withhold or apply to the repayment or payment of the Secured Obligations any amount which for any reason is in the possession of the Secured Creditor, without any reserve or limitation whatsoever, being authorized to charge the amount due and secured by the Bond against any of the accounts held by the Guarantors in the Secured Creditor, if applicable.

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Default interest payable by the Guarantors shall apply from and including the calendar day following expiry of the term to honor the bond established in the first paragraph of this paragraph (b), but excluding the date of payment, at an annual nominal rate (for any item) equal to the interest rate established in section 2.5 of the Loan Agreement plus two percent (2.00%). Such interest shall be payable concurrently with the amount on which they were accrued and shall be calculated daily based on a 360-calendar day year and the actual number of days elapsed.

(c)	It is expressly established and understood by the parties that the Guarantors must and shall comply with the payment request made by the Secured Creditor within the term referred to in the foregoing paragraph (b), without it being necessary for the Secured Creditor to enclose to such request any documentation or proof of the default in the payment of any of the Secured Obligations.

The Secured Creditor may send the payment request referred to in the foregoing paragraph successively, in the event of partial defaults on the Secured Obligations.

(d)	The Guarantors undertake to pay any sum that they are required to pay when the Bond in enforced in the same currency of the Loan.

(e)	The Guarantors waive any motion or objection to the enforcement of the Bond as established herein, and accept and authorize such enforcement without any reserve or limitation whatsoever.

(f)	The Guarantors shall reimburse the Secured Creditor for all reasonable expenses (including legal and notarial expenses) incurred in connection with the enforcement of this Bond, as well as with regard to any renegotiation thereof or modification thereto.

(g)	If so expressly required by the Secured Creditor, the Guarantors undertake to immediately and mandatorily subrogate in the Secured Creditor’s credit rights with regard to Borrower, in the event that Borrower is or becomes subject to any of the bankruptcy proceedings regulated to that end in the General Bankruptcy System Act, Law No. 27809 (the “Bankruptcy Act”). For this purpose and in order to carry out the above-mentioned subrogation, the Guarantors, upon the Secured Creditor’s simple request, should have already paid the amounts owed by Borrower to the Secured Creditor.

Without prejudice thereto and insofar as the subrogation is pending, the Secured Creditor may appear as creditor of Borrower at the resulting bankruptcy proceeding according to the Bankruptcy Act and may carry out any and all acts inherent in the bankruptcy proceeding, including deciding on the fate of Borrower and eventually approving any restructuring scheme, refinancing agreement or any similar agreement which is regulated by the Bankruptcy Act, as appropriate and as deemed convenient.

In such connection, the Guarantors expressly waive any claim seeking release from the Bond, in the event that the Secured Creditor approves any of the above-described schemes or agreements according to the Bankruptcy Act, given that, as Guarantors, it is their will to guarantee the performance of the obligations assumed by Borrower according to such schemes or agreements.

7

In the event that the Secured Creditor decides not to appear as the Borrower’s creditor at the relevant bankruptcy proceeding initiated according to the Bankruptcy Act, the Secured Creditor reserves the right to demand the immediate performance of the Secured Obligations by the Guarantors, being authorized to foreclose all the in rem or personal securities established by the Guarantors in favor of the Secured Creditor, to ensure that the Secured Creditor will not participate in the Borrower’s bankruptcy proceeding or in the relevant creditors’ meeting, or in the appropriate liquidation or bankruptcy proceedings; the Guarantors assume full and total liability for attending and participating in such proceedings, exercising the credit rights to which they undertake to subrogate automatically for the sake of the administrative or judicial decisions issued against Borrower.

Therefore, the Guarantors waive any and all motions or objections regarding the enforcement of the Bond granted, regardless of the proceeding applicable to Borrower’s bankruptcy circumstances according to the Bankruptcy Act; these events shall not suspend the enforcement of this Bond or of the additional guarantees, except in such cases where Borrower has performed the Secured Obligations. The subrogation agreed to herein does not result in the transfer of additional guarantees granted in favor of the Secured Creditor, unless the Guarantors pay all the obligations backed by such guarantees.

(h)	It is clearly established that, should this Bond be honored, the subrogation to the credit rights with regard to Borrower shall be limited only to the payment actually verified in favor of the Secured Creditor, as established in the payment certificate or receipt issued by the Secured Creditor at its request, including the guarantees that may back it in proportion to the amount honored, provided that the Guarantors sign a document whereby they subordinate such credit rights to the credit rights of the Secured Creditor with regard to Borrower.

(i)	Only if the Secured Creditor deems it convenient, it may request the suspension of the enforcement of the Bond, in which case it shall remain in force until the Secured Obligations are fully paid or until the Secured Creditor decides to subrogate its credit rights to the Guarantors.

2.4	Events of Default:

The events of default (each, an “Event of Default”) are as follows:

(a)	An Event of Default (as this term is defined in section 1.1 of the Loan Agreement).

(b)	If evidence is provided that any of the Guarantors’ representations or warranties contained in section 3 herein are false or incorrect at the time of executing this Agreement.

(c)	In the event that the Guarantors grant a security, either in rem or personal, except for (i) the guarantee granted through this Bond, and (ii) the guarantees that may be granted by the Guarantors to secure transactions inherent in or pertaining to their Economic Group.

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(d)	If the Guarantors refuse or prevent by any means the valuations referred to in section 2.1(d) hereof.

(e)	If the Guarantors fail to submit to the Secured Creditor any and all information required by the Secured Creditor in order to carry out the valuations referred to in section 2.1(d) hereof, within a period of fifteen (15) Business Days following the request sent to that end by the Secured Creditor.

(f)	The default on any of the obligations established in section 4 hereof.

(g)	In general, a default on any obligation assumed by the Guarantors hereunder.

2.5	Duration and Release

(a)	The Bond shall become effective on the date of execution and delivery hereof. It should be noted that the signing of this Bond is a condition precedent to the disbursements under the Loan Agreement, as established in section 3.2 of the Loan Agreement.

(b)	The Bond shall remain fully in force until Borrower has paid the Secured Obligations in full, to the Secured Creditor’s satisfaction, it being expressly established that the amount of the Bond shall not be reduced by the partial payments that Borrower could make. For such reason, the Bond shall only become ineffective on the date on which the Secured Creditor informs the Guarantors on the termination of the Secured Obligations.

For the purposes of such release, it shall only become effective as from the time in which the Secured Creditor issues the relevant bond release public deed.

(c)	It is hereby understood that the Guarantors waive as from this moment any kind of claim, complaint, action or any defense to which they are entitled with regard to the duration, validity, and enforceability of this Bond, based on the possible amendment to the terms and conditions of the Secured Obligations that may be agreed by Borrower and the Secured Creditor. In such connection, this Bond shall remain in force despite any renegotiation of the Secured Obligations agreed by the parties and, in any case, as from such time, the Guarantors undertake to execute any act or document necessary to ratify this Bond, if so requested by the Secured Creditor.

2.6	Application of Funds

The funds resulting from the enforcement of the Bond shall be applied by the Secured Creditor to the payment of the Secured Obligations according to the order or priority referred to in subsection 2.7.4 of the Loan Agreement.

3.	Guarantors’ Representations

Each of the Guarantors hereby expressly, unconditionally, and irrevocably represents and warrants with regard to themselves to the Secured Creditor that:

(a)	They are corporations duly organized, validly existing and in good standing under the Applicable Law, and they are vested with the powers and authority required to conduct their business, own their properties, execute this Agreement, and comply with the rights and obligations thereunder.

9

(b)	The information provided by the Guarantors to the Secured Creditor (including the information prepared by third parties) is not false or inaccurate in its material aspects and does not contain false statements on relevant events or circumstances or fails to represent relevant events or circumstances which are necessary to cause that the representations contained herein and in the Loan Agreements (in light of the circumstances under which such representations were made) are not deceitful or misleading on the date on which they were made or deemed to be made.

(c)	Except for this Bond, the only guarantees that have been granted by the Guarantors are those securing third-party obligations as established by Notes 2021 and the Indenture.

(d)	The execution and performance hereof, and of any other document that must be signed or issued in connection with the Loan Documents and the performance of their obligations thereunder fall within their corporate powers, have been duly authorized by their appropriate corporate bodies and do not violate (i) their bylaws; (ii) any law, decree, regulation, or right applicable thereto; no order or decision of any tribunal or other judicial, arbitral or administrative authority applicable thereto; or (iv) any commitment, instrument, contract, collateral, mortgage, pledge, movable collateral, instrument or any other commitment applicable thereto, particularly those established in Notes 2017 or Notes 2021.

(e)	They thoroughly comply with the agreements, contracts, or obligations to which they are a party.

(f)	They have all the authorizations necessary under the Applicable Law issued by the competent Authorities to perform this Agreement, as well as to perform the obligations assumed thereunder and that the previously mentioned authorizations are in force and are not subject to any condition or requirement to be effective and valid.

(g)	They conduct their businesses in strict observance of the applicable laws and regulations, including the Environmental and Labor Laws.

(h)	Their financial statements prepared as of March 31, 2016, as well as their financial statements as of December 31, 2015, the copies of which have been delivered to the Secured Creditor, properly and reasonably present their equity and financial condition.

(i)	There is no contractual, bylaw or statutory impediment to grant the Bond.

(j)	They grant the Bond by accepting any and all terms and conditions contained in the Agreement.

(k)	They know and accept the terms and conditions of the Loan Agreement, the Promissory Note, and the other Loan Documents, as well as the scope of Borrower’s obligations thereunder.

(l)	The obligations assumed hereunder are valid, effective, and legally enforceable.

The representations set forth in the foregoing subsections shall be valid and truthful and shall remain in force throughout the duration hereof.

10

4.	Guarantors’ Obligations

Without prejudice to the remaining obligations assumed by the Guarantors hereunder, each of the Guarantors hereby undertakes to:

(a)	Comply with the Applicable Law to obtain the licenses, permits and authorizations required to exercise the possession of their properties.

(b)	Perform on a material and permanent basis any and all obligations imposed by the Environmental and Labor Laws.

(c)	Preserve and maintain their corporate existence and the commercial names, distinctive signs, trademarks, and franchises required to conduct its business.

(d)	Take out and maintain in force insurance policies for their assets.

(e)	Refrain from distributing or adopting resolutions that result in the exemption of capital calls or any other amount owed as a result of contributions: (i) if an Event of Default has occurred and is continuing; or (ii) if an Event of Default is likely to occur as a consequence of the distribution of dividends or a resolution on the exemption of capital calls or any other amount due.

(f)	Not to grant any funding, under any form, to their Related Companies, except for such funding allowed according to the terms of the Loan Agreement.

(g)	Keep their accounting records according to Peru’s generally accepted accounting principles and provide to the Secured Creditor, at the same time in which this applies to Borrower under the Loan Agreement: (a) their individual and consolidated financial information on a quarterly basis; and (b) an audited version of their individual and consolidated financial statements at the close of each financial year.

(h)	Perform all the affirmative and negative covenants applicable thereto under Notes 2017 and Notes 2021.

(i)	Sign, at the Secured Creditor’s sole request, any such documentation that, in the Secured Creditor’s opinion, is necessary to maintain the effectiveness and enforceability of this Agreement and of the Bond created thereunder on occasion of the restructuring of Camposol Holding Ltd. to enable it to change its registered office to Peru.

5.	Miscellaneous

5.1	Notices

(a)	Any and all notices and/or communications related to and/or under this Agreement shall be made in writing, and shall be understood as validly submitted, received, and known, if: (a) delivered personally, with acknowledgement of receipt, or submitted by a courier service or similar means; (b) submitted by fax or email with transmittal confirmation, on the date of delivery; to the addresses and facsimile numbers set forth below:

(i)	If sent to Secured Creditor:

Banco	Internacional del Perú—Interbank
Attention:	Mr. Roberto Palacios Pando
Address:	Jirón Carlos Villarán 140, La Victoria, Lima
Email:	rpalaciosp@intercorp.com.pe

11

(ii)	If sent to Campoinca S.A.:

Campoinca S.A.

Attention: Ms. Maria Cristina Couturier

Address: Av. El Derby 250, piso 4, Santiago de Surco

Fax: 475-0789

Email:  mcouturier@camposol.com.pe

(iii)	If sent to Marinazul S.A.

Marinazul S.A.

Attention: Ms. Maria Cristina Couturier

Av. El Derby 250, piso 4, Santiago de Surco

Fax: 475-0789

Email:  mcouturier@camposol.com.pe

(iv)	If sent to Borrower:

Camposol S.A.

Attention: Ms. Maria Cristina Couturier

Address: Av. El Derby 250, piso 4, Santiago de Surco

Fax: 475-0789

Email:  mcouturier@camposol.com.pe

(b)	Changes to the above-mentioned information shall be notified in writing to the other Party ten (10) ten Business Days in advance and provided that the new domicile is located in the city of Lima. If such requirement is not met, any and all communications sent to the domiciles subject to change shall be considered as validly made.

(c)	Failure to meet any of the requirements mentioned in the foregoing paragraphs will cause the change of domicile to have no effect whatsoever and it may not be enforced against other parties. In such case, all communications shall be delivered to the domicile set forth in subsection 5.1(a), and they shall be considered to be valid and effective.

5.2	Delay in Exercising the Rights

The Parties’ failure or delay in exercising any right, power and/or privilege granted hereunder shall not be understood as a waiver thereof; neither shall the partial exercise of any right, power or privilege prevent any other exercise thereof or the exercise of any other right, power or privilege under the Agreement. All rights and remedies established in the Agreement are cumulative and do not exclude any other right or remedy provided for by the law. Moreover, the parties’ failure or delay in exercising any right, power and/or privilege granted hereunder shall not be understood as a waiver of any right, power and/or privilege granted under the Loan Agreement or the other Loan Documents; neither shall the partial exercise of any right, power or privilege under the Agreement prevent any other exercise thereof or the exercise of any other right, power or privilege under the Loan Agreement or the other Loan Documents. All rights and remedies established in the Agreement are cumulative and do not exclude any other right or remedy provided by the Loan Agreement, the other Loan Documents, or the Applicable Law.

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5.3	Entire Agreement

This Agreement constitutes the entire agreement and understanding reached by the Parties in connection with the subject-matter hereof and supersedes all negotiations and agreements previously executed.

5.4	Assignment

As provided for by Article 1435 of the Civil Code, the Parties agree that the Secured Creditor may assign its contractual position herein in such cases in which it assigns its rights or contractual position under the Loan Documents, this being the previous written consent of each of the Guarantors. Only in such case it shall be required that the Guarantors be notified of such contractual position assignment through a duly dated document in order to be enforceable against it.

Moreover, the Parties agree that the Guarantors may not transfer or assign, for any reason whatsoever and under any title, their rights or obligations hereunder without the Secured Creditor’s prior written consent.

5.5	Amendments

The terms and conditions hereof may not be amended, supplemented, or varied in any manner whatsoever, unless made by a written instrument signed by the Parties and converted into a public deed.

5.6	Tax Effects on the Bond

(a)	The total current and future taxes to be used according to the Applicable Law that may be levied on the amounts received by the Secured Creditor as a result of the Bond enforcement shall be solely borne by the Guarantors.

(b)	The Guarantors undertake to refund the Secured Creditor any new Tax that must be paid by the Secured Creditor in connection herewith, excluding any increase in the income tax rate currently in force and/or any other tax which is not related to the Bond and/or its enforcement. The refund shall be made within a period of five (5) Business Days following the date on which the Secured Creditor makes such request to the Guarantors, providing evidence of the origin and payment of the Tax.

(c)	The Guarantors shall be responsible for the payments required to be made as a result of any change that may arise in the future in the applicable taxes levied on the implementation, performance and/or enforcement of the Bond and this Agreement.

(d)	All payments that may be made by the Guarantors to the Secured Creditor, as provided for herein, shall be made in the same currency of the Loan, without being subject to any deduction or withholding of existing or future taxes or any taxes applicable in the Republic of Peru, except for deductions or withholdings that must be made by law in respect of Income Tax or any other tax imposed on the Secured Creditor’s profits. Should the Guarantors or the Secured Creditor make any tax withholding or deduction, the sums paid by the Joint Guarantors to the Secured Creditor shall be increased by the sum necessary to enable the Secured Creditor to receive the total amount that would apply in the absence of such taxes.

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5.7	Expenses

All expenses related to the execution, performance, amendment and/or release hereof shall be borne by the Guarantors, including, but not limited to, the notarial and registration expenses and those arising from the delivery to the Secured Creditor of a certified copy of the public deed resulting herefrom.

6.	Applicable Law and Dispute Settlement

6.1	Applicable Law

This Agreement is governed by the Applicable Law and the appropriate regulations of the Civil Code and any other applicable statutory provision shall apply to the provisions thereof on a supplementary basis.

6.2	Jurisdiction and Venue

(a)	The Parties and Borrower agree that they shall endeavor to resolve any dispute or controversy arising between them in connection with the interpretation, performance, validity, or effectiveness hereof in good faith and by direct negotiation.

(b)	Should the Parties in conflict fail to reach an agreement within a term of fifteen (15) calendar days, the dispute shall be settled by the Judges and Tribunals of the Judicial District of Cercado de Lima, and the Parties and Borrower waive any other jurisdiction without reserve or limitation whatsoever. Any of the Parties and Borrower may deem the above-mentioned direct negotiation stage as terminated by sending a communication to the other party.

6.3	Court Enforcement of the Bond

In the event of enforcement of the Bond, the Parties and Borrower expressly submit to the exclusive jurisdiction and venue of the judges and tribunals of the judicial district of Cercado de Lima.

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Execution

Mr. Notary, kindly insert the introduction and conclusions provided for by the law and convert this preliminary deed into a public deed.

Lima, November 28, 2016.

Campoinca S.A., signed by: Maria Cristina Couturier Llerena

Campoinca S.A., signed by: Alejandro Leoncio Arrieta Pongo

Marinazul S.A., signed by: Maria Cristina Couturier Llerena

Marinazul S.A., signed by: Alejandro Leoncio Arrieta Pongo

Banco Internacional del Perú S.A.A.—Interbank, signed by: Hilda Angelica de la Fuente Rodriguez

Banco Internacional del Perú S.A.A.—Interbank, signed by: Palmira Viviana Tapia Solari

Camposol S.A., signed by: Maria Cristina Couturier Llerena

Camposol S.A., signed by: Alejandro Leoncio Arrieta Pongo

This preliminary deed is authorized by Sandra Mercado Azurin, Attorney-at-Law, Lima Bar Association (CAL) Registration No. 51352

Annex 1

Guarantors’ Affidavit Form

Lima, [•] [•], [•]

Messrs.

Banco Internacional del Perú S.A.A.

Dear Sirs,

As provided for by section 2.2(d) of the joint surety agreement evidenced in the public deed dated [•], executed before [•], Attorney-at-Law and Notary Public in and for Lima (the “Joint Surety Agreement”), and in order to comply with the above-referred section, we declare under oath that the value of our estate, as of the date hereof, is set forth in the form attached hereto.

Yours sincerely,

[•]

CONCLUSION: Having formalized the instrument, the Grantors were instructed on its purpose after reading it, and were warned on the legal effects thereof, declared to be aware of the recitals and/or headings resulting in the preliminary deed and this instrument, and ratified their content. Moreover, the Grantors stated that they know each other’s identities and recognized the signatures of the preliminary deed as their true and proper handwriting.

Article 59, paragraph k) of the Notary’s Legislative Decree: The Notary places on record that he has performed the minimum control actions and acted with due diligence on money-laundering prevention matters. For this purpose, he informed the Parties that they are liable for the legal source of the money, funds, goods, or other assets involved in this transaction, as well as for the method of payment used. The Grantors who have disposed of such money, funds, goods or other assets in this public instrument declare under oath that the source thereof, if any, and the method of payment used, if applicable, are lawful.

Article 59, paragraph b) of the Notary’s Legislative Decree: The Grantors expressly consent to the handling of their personal data and the purpose that shall be given thereto as established by Law No. 29733 and its regulations.

This public deed begins on Series B page No. 5907313 and ends on Series B page No. 5907318 et verso.

The signing process before the undersigned Notary ended on December 6, 2016. I attest.

	CAMPOINCA S.A.		CAMPOINCA S.A.

	/s/ Maria Cristina Couturier Llerena		/s/ Alejandro Leoncio Arrieta Pongo

	/fingerprint		/fingerprint

By:	Maria Cristina Couturier Llerena	By:	Alejandro Leoncio Arrieta Pongo

	Executed: Nov. 29, 2016		Executed: Nov. 30, 2016

(Continued on Series B page No. 5907318) / (Continued from Series B page No. 5907318)

	MARINAZUL S.A.		MARINAZUL S.A.

	/s/ Maria Cristina Couturier Llerena		/s/ Alejandro Leoncio Arrieta Pongo

	/fingerprint		/fingerprint

By:	Maria Cristina Couturier Llerena	By:	Alejandro Leoncio Arrieta Pongo

	Executed: Nov. 29, 2016		Executed: Nov. 30, 2016

	BANCO INTERNACIONAL DEL PERU S.A.A. - INTERBANK		BANCO INTERNACIONAL DEL PERU S.A.A. - INTERBANK

	/s/ Hilda Angelica de la Fuente Rodriguez		/s/ Palmira Viviana Tapia Solari

	/fingerprint		/fingerprint

By:	Hilda Angelica de la Fuente Rodriguez	By:	Palmira Viviana Tapia Solari

	Executed: Dec. 6, 2016		Executed: Dec. 6, 2016

	CAMPOSOL S.A.		CAMPOSOL S.A.

	/s/ Maria Cristina Couturier Llerena		/s/ Alejandro Leoncio Arrieta Pongo

	/fingerprint		/fingerprint

By:	Maria Cristina Couturier Llerena	By:	Alejandro Leoncio Arrieta Pongo

	Executed: Nov. 29, 2016		Executed: Nov. 30, 2016

[Illegible Signature]
Eduardo Laos de Lama
Notary in and for Lima

NOTARIES’ ASSOCIATION IN AND FOR LIMA

SERIES B No. 6223620

NINE THOUSAND SIX HUNDRED AND TWENTY

INSTRUMENT: ONE THOUSAND SIX HUNDRED AND TWENTY

PRELIMINARY DEED: ONE THOUSAND FIVE HUNDRED AND THIRTY-FOUR

NOTARIAL RECORD: 242005

PAGE: NINE THOUSAND SIX HUNDRED AND TWENTY

SURETY AGREEMENT

executed by:

CAMPOSOL HOLDING LTD.

AND

BANCO INTERNACIONAL DEL PERÚ S.A.A.

with the participation of:

CAMPOSOL S.A.

In the city of Lima, district of Jesus Maria, this 10th day of February 2017, I, Eduardo Laos de Lama, attorney-at-law, Notary of this Capital City, identified by National Identity Document (DNI) No. 07700630 and Taxpayer Registration (RUC) No. 10077006309, draw up this notarized public instrument, executed by:

Mr. Alejandro Leoncio Arrieta Pongo, who states to be a Peruvian citizen, born in San Miguel de El Faique, Huancabamba, Piura, unmarried, a businessman by profession, identified by National Identity Document (DNI) No. 43945131, domiciled at Av. El Derby 250, piso 4, district of Santiago de Surco, province and department of Lima, whom I have identified by conducting a biometric comparison of his fingerprint, which I attest. Alejandro Leoncio Arrieta Pongo acts in the name and on behalf of CAMPOSOL HOLDING LTD., a limited liability company organized under the laws of the Republic of Cyprus, domiciled at Av. El Derby 250, piso 4, district of Santiago de Surco, province and department of Lima, as per powers-of-attorney granted in the Board of Directors’ meeting held on December 08, 2016.

Mr. Guillermo Miguel Defilippi Rodriguez, who states to be a Peruvian citizen, born in Miraflores, Lima, Lima, married, a businessman by profession, identified by National Identity Document (DNI) No. 08242195, domiciled at Av. El Derby 250, piso 4, district of Santiago de Surco, province and department of Lima, whom I have identified by conducting a biometric comparison of his fingerprint, which I attest. Guillermo Miguel Defilippi Rodriguez acts in the name and on behalf of CAMPOSOL HOLDING LTD., a limited liability company organized under the laws of the Republic of Cyprus, domiciled at Av. El Derby 250, piso 4, district of Santiago de Surco, province and department of Lima, as per powers-of-attorney granted in the Board of Directors’ meeting held on December 08, 2016.

Ms. Palmira Viviana Tapia Solari, who states to be a Peruvian citizen, born in Chiclayo, Lambayeque, Lambayeque, married, a lawyer by profession, identified by National Identity Document (DNI) No. 16700534, domiciled at Jirón Carlos Villarán 140, Urbanización Santa Catalina, district of La Victoria, province and department of Lima, whom I have identified by conducting a biometric comparison of her fingerprint, which I attest. Palmira Viviana Tapia Solari acts in the name and on behalf of BANCO INTERNACIONAL DEL PERÚ S.A.A., identified by Taxpayer Registration (RUC) No. 20100053455, domiciled at Jirón Carlos Villarán 140, district of La Victoria, province and department of Lima, as per powers-of-attorney registered in Electronic Item No. 11009129 of the Registry of Legal Entities in and for Lima.

Ms. Hilda Angelica de la Fuente Rodriguez, who states to be a Peruvian citizen, born in Jesus Maria, Lima, Lima, married, an officer, identified by National Identity Document (DNI) No. 09336656, domiciled at Jirón Carlos Villarán 140, Urbanización Santa Catalina, district of La Victoria, province and department of Lima, whom I have identified by conducting a biometric comparison of her fingerprint, which I attest. Hilda Angelica de la Fuente Rodriguez acts in the name and on behalf of BANCO INTERNACIONAL DEL PERÚ S.A.A., identified by Taxpayer Registration (RUC) No. 20100053455, domiciled at Jirón Carlos Villarán 140, Santa Catalina, district of La Victoria, province and department of Lima, as per powers-of-attorney registered in Electronic Item No. 11009129 of the Registry of Legal Entities in and for Lima.

Mr. Alejandro Leoncio Arrieta Pongo, who states to be a Peruvian citizen, born in San Miguel de El Faique, Huancabamba, Piura, unmarried, a businessman by profession, identified by National Identity Document (DNI) No. 43945131, domiciled at Av. El Derby 250, piso 4, district of Santiago de Surco, province and department of Lima, whom I have identified by conducting a biometric comparison of his fingerprint, which I attest. Alejandro Leoncio Arrieta Pongo acts in the name and on behalf of CAMPOSOL S.A., identified by Taxpayer Registration (RUC) No. 20340584237, domiciled at Av. El Derby 250, piso 4, district of Santiago de Surco, province and department of Lima, as per powers-of-attorney registered in Entry No. B00027 of Electronic Item No. 11009728 of the Registry of Legal Entities in and for Lima.

Mr. Guillermo Miguel Defilippi Rodriguez, who states to be a Peruvian citizen, born in Miraflores, Lima, Lima, married, a businessman by profession, identified by National Identity Document (DNI) No. 08242195, domiciled at Av. El Derby 250, Piso 4, district of Santiago de Surco, province and department of Lima, whom I have identified by conducting a biometric comparison of his fingerprint, which I attest. Guillermo Miguel Defilippi Rodriguez acts in the name and on behalf of CAMPOSOL S.A., identified by Taxpayer Registration (RUC) No. 20340584237, domiciled at Av. El Derby 250, piso 4, district of Santiago de Surco, province and department of Lima, as per powers-of-attorney registered in Entry No. B00027 of Electronic Item No. 11009728 of the Registry of Legal Entities in and for Lima.

The Grantors are intelligent in the Spanish language and are bound with capacity, freedom and sufficient knowledge, according to the examination I performed on them, which I attest. The Grantors delivered to me a Preliminary Deed duly authorized by an attorney-at-law, which I file in the relevant docket under the appropriate order number and which verbatim content is as follows:

PRELIMINARY DEED:

SURETY AGREEMENT

dated

FEBRUARY 10, 2017

executed by

CAMPOSOL HOLDING LTD.

As Guarantor

and

BANCO INTERNACIONAL DEL PERÚ S.A.A.

As Secured Creditor

Table of Contents

1. Definitions and Interpretation	2

1.1 Defined Terms	2

1.2 Rules of Interpretation	4

2. Subject-Matter	6

2.1 Granting of Bond	6

2.2 Bond Terms and Conditions	6

2.3 Bond Enforcement	7

2.4 Events of Default:	9

2.5 Duration and Release	9

2.6 Application of Funds	10

3. Guarantor’s Representations	10

4. Guarantor’s Obligations	11

5. Miscellaneous	12

5.1 Notices	12

5.2 Delay in Exercising the Rights	13

5.3 Entire Agreement	13

5.4 Assignment	13

5.5 Amendments	13

5.6 Tax Effects on the Bond	13

5.7 Expenses	14

6. Applicable Law and Dispute Settlement	14

6.1 Applicable Law	14

6.2 Jurisdiction and Venue	14

6.3 Court Enforcement of the Bond	15

Mr. Notary:

Kindly insert in your Register of Public Deeds one evidencing the Surety Agreement (the “Agreement”) entered into by and between:

Camposol Holding Ltd., a limited liability company organized under the laws of the Republic of Cyprus, domiciled for the purposes hereof at Av. El Derby 250, piso 4, district of Santiago de Surco, province and department of Lima, acting by and through Mr. Alejandro Leoncio Arrieta Pongo, identified by National Identity Document No. 43945131, and Mr. Guillermo Miguel Defilippi Rodriguez, identified by National Identity Document No. 08242195, both authorized as per powers-of-attorney granted in the Board of Directors’ meeting held on December 08, 2016; and

Banco Internacional del Perú S.A.A., identified by Taxpayer Registration (RUC) No. 20100053455, domiciled at Jirón Carlos Villarán 140, Urbanización Santa Catalina, district of La Victoria, province and department of Lima, acting by and through Ms. Hilda Angélica de la Puente Rodriguez, identified by National Identity Document No. 09336656, and Ms. Palmira Viviana Tapia Solari, identified by National Identity Document No. 16700534, both authorized as per powers-of-attorney registered in Entries C00277 and C00165, respectively, of Electronic Item No. 11009129 of the Registry of Legal Entities in and for Lima (“Secured Creditor”).

With the participation of:

Camposol S.A., identified by Taxpayer Registration (RUC) No. 20340584237, domiciled at Av. El Derby 250, piso 4, district of Santiago de Surco, province and department of Lima, acting by and through Mr. Alejandro Leoncio Arrieta Pongo, identified by National Identity Document No. 43945131, and Mr. Guillermo Miguel Defilippi Rodriguez, identified by National Identity Document No. 08242195, both authorized as per powers-of-attorney registered in Entry B00027 of Electronic Item No. 11009728 of the Registry of Legal Entities in and for Lima (“Borrower”).

Recitals

A.	On September 5, 2016, Borrower and the Secured Creditor executed the Loan Agreement (as such term is defined in section 1.1 below), whereby the Secured Creditor granted Borrower a medium-term loan for up to a total sum of fifteen million United States dollars (USD 15,000,000.00).

B.	The conditions established in the Loan Agreement include the obligation to cause the Guarantor to execute a joint, irrevocable, and unconditional bond, without benefit of excussion, to secure any and all Secured Obligations (as such term is defined in section 1.1 hereof).

Based on the above, the Parties, with Borrower’s participation, have agreed to execute this Surety Agreement, which is governed by the terms and conditions set forth in the following clauses:

1.	Definitions and Interpretation

1.1	Defined Terms

For the purposes hereof, all the words used with a capitalized initial letter are defined terms and shall have the meaning assigned thereto in this section.

The definitions agreed by the Parties for the defined terms contained in this section refer to the meanings the Parties have assigned to such terms and such meanings shall be the only ones accepted for all intents and purposes unless the Parties agree otherwise in writing.

2

“Authority” means, in any country or government, any entity that exercises executive, legislative, judicial or arbitration, municipal, regulatory, or administrative duties which pertain or refer to government duties and have jurisdiction over the Persons or matters in question being competent according to the Applicable Law.

“Civil Code” means the Civil Code approved by Legislative Decree 295.

“Loan Agreement” means the loan agreement dated September 5, 2016, which is evidenced in a public deed of the same date executed before Eduardo Laos de Lama, attorney-at-law and Notary Public in and for Lima, entered into by and between Interbank, as party of the first part, and Borrower, as party of the second part, including its annexes, additional clauses, as well as the amendments, extensions and/or clarifications which the parties thereto agree in writing in the future.

“Campoinca and Marinazul Surety Agreement” means the joint surety agreement dated November 28, 2016, executed by Campoinca S.A. and Marinazul S.A. in favor of the Secured Creditor in order to secure the performance and the full and timely payment by Borrower of all the Secured Obligations, without prejudice to this Agreement.

“Camposol Holding Surety Agreement” or “Agreement” means this surety agreement.

“Surety Agreements” means, jointly, the Campoinca and Marinazul Surety Agreements and the Camposol Holding Surety Agreement.

“Trust Agreement” means the guarantee trust agreement executed by Camposol S.A., as trustor, La Fiduciaria S.A., as trustee, and the Secured Creditor, as beneficiary. Upon the execution of the accession addendum referred to in the Trust Agreement, the Related Companies transferring assets to the trust estate shall have the status of trustor (and, therefore, shall be a party to the Trust Agreement), according to the terms of the Trust Agreement.

“Guarantee Contracts” means (i) the Surety Agreements and, (ii) the Trust Agreement, which regulate the Loan Agreement, including their annexes, additional clauses, as well as any amendment and/or addendum thereto agreed in writing by the parties.

“Loan Documents” means all documents that must be entered into, executed, and delivered, as appropriate, in order to implement the Loan and guarantee its performance, including the Loan Agreement, the Guarantee Contracts, the certificates containing the affidavits to be made by Borrower in accordance with the Loan Agreement, the Promissory Note, the Completion Agreement and any other documentation required by Interbank in order to implement the Loan.

“Related Companies” means all the companies organized as of the date of execution of the Agreement or to be organized in the future under the Control of the Dyer Coriat family, including, but not limited to, Camposol Holding Ltd., Campoinca S.A., Marinazul S.A., Pesquera ABC S.A.C., Corporación Refrigerados INY S.A., Domingo Rodas S.A., and Pacifico Azul S.A., as well as any other of its Subsidiaries or Affiliates.

“Event of Default” means any of the events set forth in section 2.4.

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“Guarantor” means Camposol Holding Ltd.

“Bond” has the meaning assigned thereto in section 2.1.

“IGV” means the General Sales Tax regulated by the General Sales Tax and Excise Tax Act, which Single Uniform Text was approved by Supreme Decree No. 055-99-EF.

“ITF” means the Financial Transactions Tax regulated by the Anti-Avoidance and Economy Formalization Act, which Single Uniform Text was approved by Supreme Decree No. 150-2007-EF.

“Applicable Law” means the Peruvian Constitution, any Law, Emergency Decree, Decree Law, Legislative Decree, Supreme Decree and, in general, any rule, or statutory or regulatory provision in force in the Republic of Peru.

“Secured Obligations” means all of Borrower’s Obligations under the Loan Documents (including the Loan Agreement and the Promissory Note), including, but not limited to, the monies owed or which may be owed by Borrower to the Secured Creditor or its successors or assigns, under or in connection with the Loan Documents (including the Loan Agreement and the Promissory Note), including the share capital, compensatory interest, default interest, commissions, penalties, services and taxes, if applicable; and any and all monies owed.

Similarly, this term comprises the following notions: (i) administrative expenses, which include the notarial or registration expenses which may be incurred by the Secured Creditor to perfect the Guarantee Contracts (including, but not limited to, this Agreement), as well as any amendment thereto or replacement thereof; (ii) collection expenses, which comprise the charges, costs and fees of the proceedings, be them judicial, arbitration, administrative or out-of-court proceedings in general, as well as the expenses incurred by the Secured Creditor to hire and pay the fees of in-house or external lawyers to achieve the enforcement and collection of the pecuniary obligations or the performance of the contractual obligations described by the Loan Documents; and (iii) restitution obligations which comprise the obligations to restitute considerations resulting from (a) the termination of any of the Loan Documents, and (b) the declaration of ineffectiveness due to any reason of any of the Loan Documents.

“Parties” means, jointly, the Guarantor and the Secured Creditor.

“Person” means any individual or legal entity, de facto or lawful partnership, trust estate, government entity or the like.

“Loan” means the credit facility to be granted by Interbank to Borrower for up to the Loan Amount regulated by the Loan Agreement and the other Loan Documents.

“Taxes” means any present or future tax, which may be applicable in any jurisdiction and is related to the Loan Documents, including any interest, surcharge, fine or sanction related thereto, excluding, in the case of the Secured Creditor, any of the taxes levied on its net income or profit. The definition of Taxes includes the definitions assigned to IGV and ITF, as have been defined in this section, when these definitions are not identified specifically.

1.2	Rules of Interpretation

(a)	Unless otherwise indicated herein, the following rules of interpretation shall be applied subject to their relevant context:

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(i)	The terms in the singular include the plural and the terms in the plural include the singular, except for such cases where specific definitions are indicated for the singular and the plural; such definitions shall be strictly interpreted in keeping with such definitions, as set forth in the previous subsection.

(ii)	The words referring to the masculine or feminine gender include the appropriate opposite gender.

(iii)	Any reference to the Applicable Law shall be understood and interpreted as comprising all the statutory or regulatory provisions amending, extending, consolidating, clarifying, modifying, or superseding them.

(iv)	Any reference to “written” includes printouts, lithography, typing and any other means of reproduction of words both tangibly and visibly.

(v)	The words “include” and “including” must be considered as followed by the words “but not limited to.”

(vi)	Any reference to clauses, sections, subsections, paragraphs, attachments, annexes, and other contractual instruments other than the Agreement must be deemed as including all the amendments, extensions, or changes thereto (without this limiting or amending, however, any prohibition to such amendment, extension or change according to the terms and conditions applicable thereto).

(vii)	Any reference to the Parties and/or Persons include their relevant successors and assigns.

(b)	All references herein to a clause, section, subsection, or paragraph refer to the clause, section, subsection, or paragraph hereof. Any reference herein to a clause include all the sections, subsections and/or paragraphs and/or items within such clause and any reference to a section include all the subsections, paragraphs and/or items therein, unless otherwise expressly stated or unless a specific reference is made to any section or subsection or paragraph or item of the appropriate clause.

(c)	The headings of each clause, section, subsection and/or paragraph used herein are inserted only for ease of reference and shall not define or limit the content thereof.

(d)	All the provisions hereof shall be interpreted in a manner which renders them effective and valid under the Applicable Law. However, should any portion or all of any provision hereof be prohibited or become invalid or null under the Applicable Law, only the affected provision shall be invalid or null, as the case may be, with regard to such prohibition or invalidity, or shall cause such nullity without invalidating the remaining portion of such provision or of the provisions hereof.

(e)	The sections hereof are interpreted consistently among them, and such clauses that lack clarity shall be interpreted according to the sense resulting from the set of clauses.

(f)	The terms with capitalized initial letters not defined but used herein shall have the meaning set forth in the Loan Agreement.

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2.	Subject-Matter

2.1	Granting of Bond

(a)	The Guarantor hereby grants a Bond in favor of the Secured Creditor in order to guarantee the performance and the full and timely payment by Borrower of all of the Secured Obligations (the “Bond”) and, in such connection, the Guarantor becomes a joint guarantor of Borrower in favor of the Secured Creditor. It should be pointed out that the Bond’s limit shall be equivalent to 100% of the amount of the Secured Obligations.

(b)	The Bond granted by the Guarantor to guarantee the performance of the Secured Obligations is joint, unlimited, unconditional, irrevocable, subject to automatic enforcement by applying an automatic term, having expressly waived the benefit of excussion referred to in Article 1879 et seq. of the Civil Code, and is granted in favor and for the benefit of the Secured Creditor for up to the limit established in the foregoing paragraph (a).

(c)	As provided for in Article 1883 of the Civil Code, the Guarantor expressly, unconditionally, and irrevocably waives its right to refuse to pay the obligations enforced against it, by invoking the benefit of excussion.

(d)	In such virtue, the Guarantor undertakes and binds itself jointly to pay and shall pay the Secured Creditor any and all sums owed by Borrower to the Secured Creditors in respect of the Secured Obligations, expressly declaring that the Bond is extended to guarantee the payment of any sum it is ordered to pay in favor of the Secured Creditor for any arbitration award or decision issued by any judge, court, or tribunal under the Agreement.

2.2	Bond Terms and Conditions

The Guarantor grants this Bond in favor of the Secured Creditor under the following terms and conditions:

(a)	The Bond shall be effective until the Secured Creditor declares that Borrower has performed to its full satisfaction any and all obligations, which are part of the Secured Obligations, without prejudice to the provisions of section 2.5 below.

(b)	The Guarantor waives, in all aspects: (i) the right contained in Article 1899 of the Civil Code; and (ii) the right of objection referred to in Article 1885 of the Civil Code, except in such cases where Borrower has complied with paying its obligations under the Loan Documents or such obligations have not become due and payable.

(c)	The Guarantor accepts expressly and in advance all the extensions, derogations, waivers, consents, releases, and any negotiation or refinancing in such connection which the Secured Creditor decides to grant to Borrower under the Loan Documents, even if they are not requested on each occasion or are not signed by their representatives. Moreover, the Guarantor expressly accepts all the terms and conditions governing the Secured Obligations, as well as the extensions, substitutions, variations or amendments to such terms and conditions that may be agreed by Borrower and the Secured Creditor, without the additional consent of the Guarantor being required to this end. The provisions contained in this paragraph represent an agreement to the contrary to the provisions of Article 1901 of the Civil Code.

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(d)	In order to safeguard the rights conferred upon the Secured Creditor hereunder, each year, on the anniversary hereof, the Guarantor shall send an affidavit (according to the form contained in Annex 1), without prejudice to the fact that the Secured Creditor may order the valuation of the Guarantor’s estate, at the Guarantor’s expense, if deemed convenient by the Secured Creditor.

For the purposes of the valuations, as established in the foregoing paragraph, the Secured Creditor shall be authorized to request the Guarantor, in addition to sending the affidavits (according to the form contained in Annex 1), to send the tax returns or any other document reasonably required by the Secured Creditor for the purposes of carrying out the valuation and, if deemed convenient by the Secured Creditor, request as well the notarized inventory of the assets that make up the Guarantor’s estate, at the Guarantor’s expense.

The Secured Creditor, as deemed convenient, may hire, at the Guarantor’s expense, the services of a valuation company to make the valuations referred to in this section, at the Guarantors’ expense.

The Guarantor undertakes to submit to the Secured Creditor all of the information or documentation required by the Secured Creditor in order to carry out the valuation, within a period of fifteen (15) Business Days counted as from the time in which the Secured Creditor informs its intention to carry out the valuation of the Guarantor’s estate.

2.3	Bond Enforcement

The Bond granted by the Guarantor hereunder shall be enforced according to the terms and conditions set forth below:

(a)	The Secured Creditor may enforce the Bond and demand from the Guarantor the partial or full payment of the Secured Obligations when Borrower incurs an Event of Default, or in any other case in which the Secured Obligations are enforceable according to the Applicable Law or the terms and conditions of the Loan Agreement, the Promissory Note or the other Loan Documents.

(b)	Considering that the Bond is subject to automatic enforcement, the Guarantor shall honor the Bond upon the Secured Creditor’s sole request, within two (2) Business Days after having received the Secured Creditor’s notice informing it of the occurrence of an Event of Default and the amount that the Guarantor shall pay to honor the Bond. However, if deemed convenient, the Guarantor expressly and irrevocably authorizes the Secured Creditor to withhold or apply to the repayment or payment of the Secured Obligations any amount which for any reason is in the possession of the Secured Creditor, without any reserve or limitation whatsoever, being authorized to charge the amount due and secured by the Bond against any of the accounts held by the Guarantor in the Secured Creditor, if applicable.

Default interest payable by the Guarantor shall apply from and including the calendar day following expiry of the term to honor the bond established in the first paragraph of this paragraph (b), but excluding the date of payment, at an annual nominal rate (for any item) equal to the interest rate established in section 2.5 of the Loan Agreement plus two percent (2.00%). Such interest shall be payable concurrently with the amount on which they were accrued and shall be calculated daily based on a 360-calendar day year and the actual number of days elapsed.

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(c)	It is expressly established and understood by the parties that the Guarantor must and shall comply with the payment request made by the Secured Creditor within the term referred to in the foregoing paragraph (b), without it being necessary for the Secured Creditor to enclose to such request any documentation or proof of the default in the payment of any of the Secured Obligations.

The Secured Creditor may send the payment request referred to in the foregoing paragraph successively, in the event of partial defaults on the Secured Obligations.

(d)	The Guarantor undertakes to pay any sum that they are required to pay when the Bond in enforced in the same currency of the Loan.

(e)	The Guarantor waives any motion or objection to the enforcement of the Bond as established herein, and accept and authorize such enforcement without any reserve or limitation whatsoever.

(f)	The Guarantor shall reimburse the Secured Creditor for all reasonable expenses (including legal and notarial expenses) incurred in connection with the enforcement of this Bond, as well as with regard to any renegotiation thereof or modification thereto.

(g)	If so expressly required by the Secured Creditor, the Guarantors undertake to immediately and mandatorily subrogate in the Secured Creditor’s credit rights with regard to Borrower, in the event that Borrower is or becomes subject to any of the bankruptcy proceedings regulated to that end in the General Bankruptcy System Act, Law No. 27809 (the “Bankruptcy Act”). For this purpose and in order to carry out the above-mentioned subrogation, the Guarantor, upon the Secured Creditor’s simple request, should have already paid the amounts owed by Borrower to the Secured Creditor.

Without prejudice thereto and insofar as the subrogation is pending, the Secured Creditor may appear as creditor of Borrower at the resulting bankruptcy proceeding according to the Bankruptcy Act and may carry out any and all acts inherent in the bankruptcy proceeding, including deciding on the fate of Borrower and eventually approving any restructuring scheme, refinancing agreement or any similar agreement which is regulated by the Bankruptcy Act, as appropriate and as deemed convenient.

In such connection, the Guarantor expressly waives any claim seeking release from the Bond, in the event that the Secured Creditor approves any of the above-described schemes or agreements according to the Bankruptcy Act, given that, as Guarantor, it is its will to guarantee the performance of the obligations assumed by Borrower according to such schemes or agreements.

In the event that the Secured Creditor decides not to appear as the Borrower’s creditor at the relevant bankruptcy proceeding initiated according to the Bankruptcy Act, the Secured Creditor reserves the right to demand the immediate performance of the Secured Obligations by the Guarantor, being authorized to foreclose all the in rem or personal securities established by the Guarantor in favor of the Secured Creditor, to ensure that the Secured Creditor will not participate in the Borrower’s bankruptcy proceeding or in the relevant creditors’ meeting, or in the appropriate liquidation or bankruptcy proceedings; the Guarantor assumes full and total liability for attending and participating in such proceedings, exercising the credit rights to which it undertakes to subrogate automatically for the sake of the administrative or judicial decisions issued against Borrower.

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Therefore, the Guarantor waives any and all motions or objections regarding the enforcement of the Bond granted, regardless of the proceeding applicable to Borrower’s bankruptcy circumstances according to the Bankruptcy Act; these events shall not suspend the enforcement of this Bond or of the additional guarantees, except in such cases where Borrower has performed the Secured Obligations. The subrogation agreed to herein does not result in the transfer of additional guarantees granted in favor of the Secured Creditor, unless the Guarantor pays all the obligations backed by such guarantees.

(h)	It is clearly established that, should this Bond be honored, the subrogation to the credit rights with regard to Borrower shall be limited only to the payment actually verified in favor of the Secured Creditor, as established in the payment certificate or receipt issued by the Secured Creditor at its request, including the guarantees that may back it in proportion to the amount honored, provided that the Guarantor signs a document whereby it subordinates such credit rights to the credit rights of the Secured Creditor with regard to Borrower.

(i)	Only if the Secured Creditor deems it convenient, it may request the suspension of the enforcement of the Bond, in which case it shall remain in force until the Secured Obligations are fully paid or until the Secured Creditor decides to subrogate its credit rights to the Guarantor.

2.4	Events of Default:

The events of default (each, an “Event of Default”) are as follows:

(a)	An Event of Default (as this term is defined in section 1.1 of the Loan Agreement).

(b)	If evidence is provided that any of the Guarantor’s representations or warranties contained in section 3 herein are false or incorrect at the time of executing this Agreement.

(c)	In the event that the Guarantor grants a security, either in rem or personal, except for (i) the guarantee granted through this Bond, and (ii) the guarantees that may be granted by the Guarantors to secure transactions inherent in or pertaining to their Economic Group.

(d)	If the Guarantor refuses or prevents by any means the valuations referred to in section 2.2(d) hereof.

(e)	If the Guarantor fails to submit to the Secured Creditor any and all information required by the Secured Creditor in order to carry out the valuations referred to in section 2.2(d) hereof, within a period of fifteen (15) Business Days following the request sent to that end by the Secured Creditor.

(f)	The default on any of the obligations established in section 4 hereof.

(g)	In general, a default on any obligation assumed by the Guarantor hereunder.

2.5	Duration and Release

(a)	The Bond shall become effective on the date of execution and delivery hereof.

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(b)	The Bond shall remain fully in force until Borrower has paid the Secured Obligations in full, to the Secured Creditor’s satisfaction, it being expressly established that the amount of the Bond shall not be reduced by the partial payments that Borrower could make. For such reason, the Bond shall only become ineffective on the date on which the Secured Creditor informs the Guarantor on the termination of the Secured Obligations.

For the purposes of such release, it shall only become effective as from the time in which the Secured Creditor issues the relevant bond release public deed.

(c)	It is hereby understood that the Guarantor waives as from this moment any kind of claim, complaint, action or any defense to which they are entitled with regard to the duration, validity, and enforceability of this Bond, based on the possible amendment to the terms and conditions of the Secured Obligations that may be agreed by Borrower and the Secured Creditor. In such connection, this Bond shall remain in force despite any renegotiation of the Secured Obligations agreed by the parties and, in any case, as from such time, the Guarantor undertakes to execute any act or document necessary to ratify this Bond, if so requested by the Secured Creditor.

2.6	Application of Funds

The funds resulting from the enforcement of the Bond shall be applied by the Secured Creditor to the payment of the Secured Obligations according to the order or priority referred to in subsection 2.7.4 of the Loan Agreement.

3.	Guarantor’s Representations

The Guarantor hereby expressly, unconditionally, and irrevocably represents and warrants with regard to itself to the Secured Creditor that:

(a)	It is a corporation duly organized, validly existing and in good standing under the laws of the Republic of Cyprus, as applicable, and it is vested with the powers and authority required to conduct its business, own its properties, execute this Agreement, and comply with the rights and obligations thereunder.

(b)	The information provided by the Guarantor to the Secured Creditor (including the information prepared by third parties) is not false or inaccurate in its material aspects and does not contain false statements on relevant events or circumstances or fails to represent relevant events or circumstances which are necessary to cause that the representations contained herein and in the Loan Agreements (in light of the circumstances under which such representations were made) are not deceitful or misleading on the date on which they were made or deemed to be made.

(c)	Except for this Bond, the only guarantees that have been granted by the Guarantor are those securing third-party obligations as established by Notes 2021 and the Indenture.

(d)

The execution and performance hereof, and of any other document that must be signed or issued in connection with the Loan Documents and the performance of its obligations thereunder fall within its corporate powers, have been duly authorized by its appropriate corporate bodies and do not violate (i) its bylaws; (ii) any law, decree, regulation, or right applicable thereto; no order

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or decision of any tribunal or other judicial, arbitral or administrative authority applicable thereto; or (iv) any commitment, instrument, contract, collateral, mortgage, pledge, movable collateral, instrument or any other commitment applicable thereto, particularly those established in Notes 2017 or Notes 2021.

(e)	It thoroughly complies with the agreements, contracts, or obligations to which it is a party.

(f)	It has all the authorizations necessary under the Applicable Law issued by the competent Authorities to perform this Agreement, as well as to perform the obligations assumed thereunder and that the previously mentioned authorizations are in force and are not subject to any condition or requirement to be effective and valid.

(g)	It conducts its businesses in strict observance of the applicable laws and regulations, including the Environmental and Labor Laws.

(h)	Its financial statements prepared as of March 31, 2016, as well as its financial statements as of December 31, 2015, the copies of which have been delivered to the Secured Creditor, properly and reasonably present its equity and financial condition.

(i)	There is no contractual, bylaw or statutory impediment to grant the Bond.

(j)	It grants the Bond by accepting any and all terms and conditions contained in the Agreement.

(k)	It acknowledges and accepts the terms and conditions of the Loan Agreement, the Promissory Note, and the other Loan Documents, as well as the scope of Borrower’s obligations thereunder.

(l)	The obligations assumed hereunder are valid, effective, and legally enforceable.

The representations set forth in the foregoing subsections shall be valid and truthful and shall remain in force throughout the duration hereof.

4.	Guarantor’s Obligations

Without prejudice to the remaining obligations assumed by the Guarantor hereunder, the Guarantor hereby undertakes to:

(a)	Comply with the Applicable Law to obtain the licenses, permits and authorizations required to exercise the possession of its properties.

(b)	Perform on a material and permanent basis any and all obligations imposed by the Environmental and Labor Laws.

(c)	Preserve and maintain its corporate existence and the commercial names, distinctive signs, trademarks, and franchises required to conduct its business.

(d)	Take out and maintain in force insurance policies for its assets.

(e)	Refrain from distributing or adopting resolutions that result in the exemption of capital calls or any other amount owed as a result of contributions: (i) if an Event of Default has occurred and is continuing; or (ii) if an Event of Default is likely to occur as a consequence of the distribution of dividends or a resolution on the exemption of capital calls or any other amount due.

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(f)	Not to grant any funding, under any form, to its Related Companies, except for such funding allowed according to the terms of the Loan Agreement.

(g)	Keep its accounting records according to Peru’s generally accepted accounting principles and provide to the Secured Creditor, at the same time in which this applies to Borrower under the Loan Agreement: (a) its individual and consolidated financial information on a quarterly basis; and (b) an audited version of its individual and consolidated financial statements at the close of each financial year.

(h)	Perform all the affirmative and negative covenants applicable thereto under Notes 2017 and Notes 2021.

(i)	Sign, at the Secured Creditor’s sole request, any such documentation that, in the Secured Creditor’s opinion, is necessary to maintain the effectiveness and enforceability of this Agreement and of the Bond created thereunder on occasion of the restructuring of Camposol Holding Ltd. to enable it to change its registered office to Peru.

5.	Miscellaneous

5.1	Notices

(a)	Any and all notices and/or communications related to and/or under this Agreement shall be made in writing, and shall be understood as validly submitted, received, and known, if: (a) delivered personally, with acknowledgement of receipt, or submitted by a courier service or similar means; (b) submitted by fax or email with transmittal confirmation, on the date of delivery; to the addresses and facsimile numbers set forth below:

(i)	If sent to Secured Creditor:

Banco Internacional del Perú—Interbank

Attention: Mr. Roberto Palacios Pando

Address: Jirón Carlos Villarán 140, La Victoria, Lima

Email: rpalaciosp@intercorp.com.pe

(ii)	If sent to Camposol Holding Ltd.:

Camposol Holding Ltd.

Attention: Ms. Maria Cristina Couturier

Address: Av. El Derby 250, piso 4, Santiago de Surco

Fax: 475-0789

Email: mcouturier@camposol.com.pe

(iii)	If sent to Borrower:

Camposol S.A.

Attention: Ms. Maria Cristina Couturier

Address: Av. El Derby 250, piso 4, Santiago de Surco

Fax: 475-0789

Email: mcouturier@camposol.com.pe

(b)	Changes to the above-mentioned information shall be notified in writing to the other Party ten (10) ten Business Days in advance and provided that the new domicile is located in the city of Lima. If such requirement is not met, any and all communications sent to the domiciles subject to change shall be considered as validly made.

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(c)	Failure to meet any of the requirements mentioned in the foregoing paragraphs will cause the change of domicile to have no effect whatsoever and it may not be enforced against other parties. In such case, all communications shall be delivered to the domicile set forth in subsection 5.1(a), and they shall be considered to be valid and effective.

5.2	Delay in Exercising the Rights

The Parties’ failure or delay in exercising any right, power and/or privilege granted hereunder shall not be understood as a waiver thereof; neither shall the partial exercise of any right, power or privilege prevent any other exercise thereof or the exercise of any other right, power or privilege under the Agreement. All rights and remedies established in the Agreement are cumulative and do not exclude any other right or remedy provided for by the law. Moreover, the parties’ failure or delay in exercising any right, power and/or privilege granted hereunder shall not be understood as a waiver of any right, power and/or privilege granted under the Loan Agreement or the other Loan Documents; neither shall the partial exercise of any right, power or privilege under the Agreement prevent any other exercise thereof or the exercise of any other right, power or privilege under the Loan Agreement or the other Loan Documents. All rights and remedies established in the Agreement are cumulative and do not exclude any other right or remedy provided by the Loan Agreement, the other Loan Documents, or the Applicable Law.

5.3	Entire Agreement

This Agreement constitutes the entire agreement and understanding reached by the Parties in connection with the subject-matter hereof and supersedes all negotiations and agreements previously executed.

5.4	Assignment

As provided for by Article 1435 of the Civil Code, the Parties agree that the Secured Creditor may assign its contractual position herein in such cases in which it assigns its rights or contractual position under the Loan Documents, this being the previous written consent of the Guarantor. Only in such case it shall be required that the Guarantor be notified of such contractual position assignment through a duly dated document in order to be enforceable against it.

Moreover, the Parties agree that the Guarantor may not transfer or assign, for any reason whatsoever and under any title, its rights or obligations hereunder without the Secured Creditor’s prior written consent.

5.5	Amendments

The terms and conditions hereof may not be amended, supplemented, or varied in any manner whatsoever, unless made by a written instrument signed by the Parties and converted into a public deed.

5.6	Tax Effects on the Bond

(a)	The total current and future taxes to be used according to the Applicable Law that may be levied on the amounts received by the Secured Creditor as a result of the Bond enforcement shall be solely borne by the Guarantor.

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(b)	The Guarantor undertakes to refund the Secured Creditor any new Tax that must be paid by the Secured Creditor in connection herewith, excluding any increase in the income tax rate currently in force and/or any other tax that is not related to the Bond and/or its enforcement. The refund shall be made within a period of five (5) Business Days following the date on which the Secured Creditor makes such request to the Guarantor, providing evidence of the origin and payment of the Tax.

(c)	The Guarantor shall be responsible for the payments required to be made as a result of any change that may arise in the future in the applicable taxes levied on the implementation, performance and/or enforcement of the Bond and this Agreement.

(d)	All payments that may be made by the Guarantor to the Secured Creditor, as provided for herein, shall be made in the same currency of the Loan, without being subject to any deduction or withholding of existing or future taxes or any taxes applicable in the Republic of Peru, except for deductions or withholdings that must be made by law in respect of Income Tax or any other tax imposed on the Secured Creditor’s profits. Should the Guarantor or the Secured Creditor make any tax withholding or deduction, the sums paid by the Joint Guarantor to the Secured Creditor shall be increased by the sum necessary to enable the Secured Creditor to receive the total amount that would apply in the absence of such taxes.

5.7	Expenses

All expenses related to the execution, performance, amendment and/or release hereof shall be borne by the Guarantor, including, but not limited to, the notarial and registration expenses and those arising from the delivery to the Secured Creditor of a certified copy of the public deed resulting herefrom.

6.	Applicable Law and Dispute Settlement

6.1	Applicable Law

This Agreement is governed by the Applicable Law and the appropriate regulations of the Civil Code and any other applicable statutory provision shall apply to the provisions thereof on a supplementary basis.

6.2	Jurisdiction and Venue

(a)	The Parties and Borrower agree that they shall endeavor to resolve any dispute or controversy arising between them in connection with the interpretation, performance, validity, or effectiveness hereof in good faith and by direct negotiation.

(b)	Should the Parties in conflict fail to reach an agreement within a term of fifteen (15) calendar days, the dispute shall be settled by the Judges and Tribunals of the Judicial District of Cercado de Lima, and the Parties and Borrower waive any other jurisdiction without reserve or limitation whatsoever. Any of the Parties and Borrower may deem the above-mentioned direct negotiation stage as terminated by sending a communication to the other party.

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6.3	Court Enforcement of the Bond

In the event of enforcement of the Bond, the Parties and Borrower expressly submit to the exclusive jurisdiction and venue of the judges and tribunals of the judicial district of Cercado de Lima.

Execution

Mr. Notary, kindly insert the introduction and conclusions provided for by the law and convert this preliminary deed into a public deed.

Lima, February 10, 2017.

Camposol Holding Ltd., signed by: Alejandro Leoncio Arrieta Pongo

Camposol Holding Ltd., signed by: Guillermo Miguel Defilippi Rodriguez

Banco Internacional del Perú S.A.A., signed by: Hilda Angelica de la Fuente Rodriguez

Banco Internacional del Perú S.A.A., signed by: Palmira Viviana Tapia Solari

Camposol S.A., signed by: Alejandro Leoncio Arrieta Pongo

Camposol S.A., signed by: Guillermo Miguel Defilippi Rodriguez

This preliminary deed is authorized by Viviana Tapia Solari, Attorney-at-Law, Lima Bar Association (CAL) Registration No. 1746.

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Annex 1

Guarantor’s Affidavit Form

Lima, [•] [•], [•]

Messrs.

Banco Internacional del Perú S.A.A.

Dear Sirs,

As provided for by section 2.2(d) of the joint surety agreement evidenced in the public deed dated [•], executed before [•], Attorney-at-Law and Notary Public in and for Lima (the “Joint Surety Agreement”), and in order to comply with the above-referred section, we declare under oath that the value of our estate, as of the date hereof, is set forth in the form attached hereto.

Yours sincerely,

[•]

CONCLUSION: Having formalized the instrument, the Grantors were instructed on its purpose after reading it, and were warned on the legal effects thereof, declared to be aware of the recitals and/or headings giving rise to the preliminary deed and this instrument, and ratified their content. Moreover, the Grantors stated that they know each other’s identities and recognized the signatures of the preliminary deed as their true and proper handwriting.

Article 59, paragraph k) of the Notary’s Legislative Decree: The Notary places on record that he has performed the minimum control actions and acted with due diligence on money-laundering prevention matters. For this purpose, he informed the Parties that they are liable for the legal source of the money, funds, goods, or other assets involved in this transaction, as well as for the method of payment used. The Grantors who have disposed of such money, funds, goods or other assets in this public instrument declare under oath that the source thereof, if any, and the method of payment used, if applicable, are lawful.

Article 59, paragraph b) of the Notary’s Legislative Decree: The Grantors expressly consent to the handling of their personal data and the purpose that shall be given thereto as established by Law No. 29733 and its regulations.

This public deed begins on Series B page No. 6223620 and ends on Series B page No. 6223632 et verso.

The signing process before the undersigned Notary ended on February 14, 2017. I attest.

	CAMPOSOL HOLDING LTD.		CAMPOSOL HOLDING LTD.

	/s/ Alejandro Leoncio Arrieta Pongo		/s/ Guillermo Miguel Defilippi Rodriguez
	/fingerprint		/fingerprint

By:	Alejandro Leoncio Arrieta Pongo	By:	Guillermo Miguel Defilippi Rodriguez

	Executed: Feb. 13, 2017		Executed: Feb. 13, 2017

	BANCO INTERNACIONAL DEL PERU S.A.A.		BANCO INTERNACIONAL DEL PERU S.A.A.

	/s/ Hilda Angelica de la Fuente Rodriguez		/s/ Palmira Viviana Tapia Solari
	/fingerprint		/fingerprint

By:	Hilda Angelica de la Fuente Rodriguez	By:	Palmira Viviana Tapia Solari

	Executed: Feb. 14, 2017		Executed: Feb. 13, 2017

(Continued on Series B page No. 6223632) / (Continued from Series B page No. 6223632 et verso)

	CAMPOSOL S.A.		CAMPOSOL S.A.

	/s/ Alejandro Leoncio Arrieta Pongo		/s/ Guillermo Miguel Defilippi Rodriguez
	/fingerprint		/fingerprint

By:	Alejandro Leoncio Arrieta Pongo	By:	Guillermo Miguel Defilippi Rodriguez

	Executed: Feb. 13, 2017		Executed: Feb. 13, 2017

/s/ Eduardo Laos de Lama

Eduardo Laos de Lama

Notary in and for Lima

NOTARIAL DOCUMENT

INSTRUMENT: THIRTEEN THOUSAND FOUR HUNDRED AND EIGHTY-ONE PRIVATE DOCUMENT: TWELVE THOUSAND NINE HUNDRED AND SEVEN KARDEX #: 237441

PAGES: EIGHTY-FOUR THOUSAND THREE HUNDRED AND TWENTY-FIVE

TRUST AGREEMENT

Entered into by and between

CAMPOSOL S.A.,

(AS GRANTOR),

LA FIDUCIARIA S.A.,

(AS TRUSTEE),

BANCO INTERNACIONAL DEL PERU S.A.A. – INTERBANK,

(AS BENEFICIARY),

and

Mr. JORGE LUIS RAMIREZ RUBIO,

(AS DEPOSITARY)

In the District of Jesus Maria, city of Lima, on the twenty-ninth (29) day of the month of November, two thousand sixteen (2016), EDUARDO LAOS DE LA LAMA, Atty., Notary Public in and for Lima, identified with Peruvian National Identity Card # 07700630 and with Peruvian Taxpayer’s Registration (R.U.C.) # 10077006309, hereby grants this protocolary public instrument between:

IN THEIR CAPACITY AS GRANTORS:

Mrs. MARIA CRISTINA COUTURIER LLERENA, a Peruvian citizen, originally from the District of Miraflores, Province and Region of Lima; marital status: married, proxy, identified with Peruvian National Identity Card # 10544281, having her address at Avenida El Derby # 250, District of Santiago de Surco, Province and Department of Lima, whose identity was verified by performing a biometric clearance of her fingerprint. I attest. She is acting on behalf of and in the name of CAMPOSOL S.A. with Peruvian Taxpayer’s Registration (R.U.C.) # 20340584237, having its registered address at Avenida El Derby # 250, District of Santiago de Surco, Province and Department of Lima, duly authorized by the Minutes of the Shareholders’ Meeting held on November 09, 2016 and as per the powers of attorney recorded under Section B00027 of the Electronic Entry # 11009728 of the Book of Legal Entities of Lima.

Mr. JORGE LUIS RAMIREZ RUBIO, an Ecuadorian citizen; marital status: married, economist, identified with Alien’s Card # 000544453, having his address at Avenida El Derby # 250, District of Santiago de Surco, Province and Department of Lima. I attest. He is acting on behalf of and in the name of CAMPOSOL S.A., with Peruvian Taxpayer’s Registration (R.U.C.) # 20340584237, having its registered address at Avenida El Derby # 250, District of Santiago de Surco, Province and Department of Lima, duly authorized by the Minutes of the Shareholders’ Meeting held on November 09, 2016 and as per the powers of attorney recorded under Section B00027 of the Electronic Entry # 11009728 of the Book of Legal Entities of Lima.

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IN THEIR CAPACITY AS TRUSTEES:

Mr. ALEJANDRO ALMENDARIZ SMALL, a Peruvian citizen, originally from the District of San Isidro, Province and Region of Lima; marital status: single, attorney, identified with Peruvian National Identity Card # 44657883, having his address at Calle Los Libertadores # 155, 8th floor, District of San Isidro, Province and Department of Lima, whose identity was verified by performing a biometric clearance of his fingerprint. I attest. He is acting on behalf of and in the name of La Fiduciaria S.A. with Peruvian Taxpayer’s Registration (R.U.C.) # 20501842771, having its registered address at Calle Los Libertadores # 155, 8th floor, District of San Isidro, Province and Department of Lima, as per the powers of attorney recorded under the Electronic Entry # 11263525 of the Book of Legal Entities of Lima.

Mr. RAFAEL MAURICIO PARODI, a Peruvian citizen, originally from the District of San Isidro, Province and Region of Lima; marital status: divorced, industrial engineer, identified with Peruvian National Identity Card # 10318515, having his address at Calle Los Libertadores # 155, 8th floor, District of San Isidro, Province and Department of Lima, whose identity was verified by performing a biometric clearance of his fingerprint. I attest. He is acting on behalf of and in the name of La Fiduciaria S.A. with Peruvian Taxpayer’s Registration (R.U.C.) # 20501842771, having its registered address at Calle Los Libertadores # 155, 8th floor, District of San Isidro, Province and Department of Lima, as per the powers of attorney recorded under Section C00043 of the Electronic Entry # 11263525 of the Book of Legal Entities of Lima.

IN THEIR CAPACITY AS BENEFICIARIES:

Mrs. HILDA ANGELICA DE LA FUENTE RODRIGUEZ, a Peruvian citizen, originally from the District of Jesus Maria, Province and Region of Lima; marital status: married, officer, identified with Peruvian National Identity Card # 09336656, having her address at Jiron Carlos Villaran # 140, Urbanizacion Santa Catalina, District of La Victoria, Province and Department of Lima, whose identity was verified by performing a biometric clearance of her fingerprint. I attest. She is acting on behalf of and in the name of BANCO INTERNACIONAL DEL PERU S.A.A. – INTERBANK with Peruvian Taxpayer’s Registration (R.U.C.) # 20100053455, having its registered address at Jiron Carlos Villaran # 140, Urbanizacion Santa Catalina, District of La Victoria, Province and Department of Lima, as per the powers of attorney recorded under the Electronic Entry # 11008578 of the Book of Legal Entities of Lima.

Mr. JOSE ANTONIO GONZALES RAMSEY, a Peruvian citizen, originally from the District of Miraflores, Province and Region of Lima; marital status: married, officer, identified with Peruvian National Identity Card # 08885472, having his address at Jiron Carlos Villaran # 140, Urbanizacion Santa Catalina, District of La Victoria, Province and Department of Lima, whose identity was verified by performing a biometric clearance of her fingerprint. I attest. He is acting on behalf of and in the name of BANCO INTERNACIONAL DEL PERU S.A.A. – INTERBANK with Peruvian Taxpayer’s Registration (R.U.C.) # 20100053455, having its registered address at Jiron Carlos Villaran # 140, Urbanizacion Santa Catalina, District of La Victoria, Province and Department of Lima, as per the powers of attorney recorded under the Electronic Entry # 11008578 of the Book of Legal Entities of Lima.

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IN HIS CAPACITY AS DEPOSITARY:

Mr. JORGE LUIS RAMIREZ RUBIO, a Peruvian citizen, originally from Ecuador(sic); marital status: married, economist, identified with Alien´s Card # 000544453, having his address at Avenida El Derby # 250, District of Santiago de Surco, Province and Department of Lima, and acting in his own right. I attest.

The Individuals acting in this transaction are fluent in the Spanish language and have the capacity to enter into this transaction, acting with full capacity, freedom, and knowledge of this agreement as I have confirmed. I hereby attest. Such individuals gave me a private document duly signed and certified by an attorney which I have duly filed in my files under the appropriate number and which I transcribe verbatim below:

PRIVATE DOCUMENT (Minuta)

TRUST AGREEMENT

November 28, 2016

GRANTOR: Camposol S.A.

TRUSTEE: La Fiduciaria S.A.

BENEFICIARY: Banco Internacional del Peru S.A.A. – INTERBANK

DEPOSITARY: Jorge Luis Ramirez Rubio

TO THE NOTARY PUBLIC:

Please enter into your Record of Public Deeds this Trust Agreement entered into by and between:

I.	In its capacity as Grantor:

CAMPOSOL S.A., with Peruvian Taxpayer’s Registration (R.U.C.) # 20340584237, having its registered address at Av. El Derby # 250, District of Santiago de Surco, acting through its proxies Mrs. Maria Cristina Couturier Llerena, identified with Peruvian National Identity Card # 10544281, and Mr. Jorge Luis Ramírez Rubio, identified with Alien Card # 000544453, as per the powers of attorney granted by the Minutes of the Shareholders’ Meeting held on November 09, 2016 and as per the powers of attorney recorded under Section B00027 of the Electronic Entry # 11009728 of the Book of Legal Entities of the Lima Registry Office (hereinafter and indistinctly the “Grantor” -Fideicomitente or “CAMPOSOL”).

II.	In its capacity as Trustee:

La Fiduciaria S.A., with Peruvian Taxpayer’s Registration (R.U.C.) # 20501842771, having its registered address at Calle Los Libertadores 155, 8th floor, District of San Isidro, Province and Department of Lima, acting through its proxies Mr. Alejandro Almendariz Small, identified with Peruvian National Identity Card # 44657883; and, Mr. Rafael Mauricio Parodi, identified with Peruvian National Identity Card # 10318515, as per the powers of attorney recorded under Section C00062 and Section C00043, respectively, of the Electronic Entry # 11263525 of the Book of Legal Entities of the Lima Registry Office (hereinafter “La Fiduciaria”).

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III.	In its capacity as Beneficiary:

BANCO INTERNACIONAL DEL PERU S.A.A.—INTERBANK, with Peruvian Taxpayer’s Registration (R.U.C.) # 20100053455, having its registered address at Jiron Carlos Villaran 140, Urbanizacion Santa Catalina, District of La Victoria, Province and Department of Lima, acting through its proxies Mrs. Hilda Angelica de La Fuente Rodriguez, identified with Peruvian National Identity Card # 09336656; and, Mr. Jose Antonio Gonzalez Ramsey, identified with Peruvian National Identity Card # 08885472, as per the powers of attorney recorded under Section C00277 and Section C00282, respectively, of the Electronic Entry # 11008578 of the Book of Legal Entities of the Lima Registry Office (hereinafter the “Beneficiary” -Fideicomisario).

IV.	In its capacity as Depositary:

JORGE LUIS RAMIREZ RUBIO, identified with Alien’s Card # 000544453, having his address for the purposes hereof at Av. El Derby 250, District of Santiago de Surco, Province and Department of Lima (hereinafter, the “Depositary” -Depositario).

This Agreement is granted under the following terms and conditions:

CLAUSE 1: RULES OF INTERPRETATION

1.1.	Unless otherwise stipulated, the following rules of interpretation shall apply to this Agreement, subject to the context where they are considered.

1.1.1.	The singular form of the words/expressions includes the plural and vice-versa, unless specific meanings have been given for the singular and plural forms, as detailed in the following clause.

1.1.2.	Where appropriate, words indicating gender are deemed to include the masculine and feminine.

1.1.3.	All references to laws or regulations shall be interpreted and construed as including all statutory or regulatory provisions amending, consolidating, mending, or replacing the Governing Laws, the Banking Act or the Regulation mentioned in this Agreement and which are defined in the following Clause.

1.1.4.	The words “include” and “including” shall be construed as being followed by the words “without limited to”.

1.1.5.	All references to clauses, sections, items, subsections, attachments, exhibits, and other contractual documents different from this Agreement shall be deemed as including all amendments, extensions or modifications thereof.

1.1.6.	Any numbering or list of concepts with the disjunctive conjunction “or” shall be construed as meaning one, some or all of the elements included in such list; and, any numbering or list of concepts with the conjunction “and” shall be construed as meaning each and every one of the elements included in such list.

1.2.	Unless the context requires an opposite construction, all references in this Agreement to a clause, section or item, refer to the clause, section or item corresponding thereto. References in this Agreement to a clause include all sections and/or paragraphs and/or items within such clause and references to a section include all paragraphs and/or subsections therein.

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1.3.	The headings, captions, and titles of each clause, section, item and/or subsection used in this Agreement are for convenient reference only and are not to be construed as limiting the meanings contained therein.

1.4.	In the event that any provision or sections of the Agreement is or becomes illegal, void or invalid, that shall not affect the legality and validity of the other provisions of the Agreement.

1.5.	The capitalized terms used in this Agreement shall have the meaning assigned to them in Clause 2 hereunder.

1.6.	This Agreement is governed, comprehensively, by the Clauses contained herein. Notwithstanding, in case of discrepancy between the provisions set out in this Agreement and the Loan Agreement – as defined in the following Clause – the provisions of such document shall prevail, provided that this action does not make Trustee assume additional obligations other than those set out in this Agreement.

1.7.	Failure of any Party to enforce or insist upon compliance with any of the terms or provisions of this Agreement shall not constitute a general waiver or relinquishment of any such terms or provisions and the same shall be and remain at all time in full force and effect. Likewise, any waiver of the rights conferred by the Agreement or amendment or modification to any provision contained herein by one or more Parties shall be express and in writing and duly signed by the Party waiving such right.

1.8.	The terms that are not expressly defined in this Agreement and which appear in quotation marks and in italics shall have the meaning set out in the Financing Documents, as appropriate, unless otherwise stated.

CLAUSE 2: DEFINITIONS

For the purposes of this Agreement, and notwithstanding the foregoing provision, all terms used in capital letter are defined terms and shall have the following meanings hereby assigned to them. The definitions hereby agreed by the Parties for the terms defined herein correspond to meanings assigned by the Parties to such terms and such meanings shall be the only ones accepted for all purposes, unless otherwise agreed in writing by the Parties.

English	Spanish	Definition
Assets	Activos	Means jointly the following: (i) Crops (Cultivos); (ii) Property (Inmuebles); (iii) Machinery and Equipment (Maquinarias y Equipos); and (iv) Licenses (Licencias)

Accession Addenda	Adenda de Adhesión	Means the Accession Addenda to the Agreement, which, according to the First Additional Clause hereto, and pursuant to the form in Exhibit 9 attached hereto, shall be signed by the New Grantors within the framework of incorporation of the new assets to the Trust Estate, in compliance with the Guaranteed Obligations.

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Exhibit	Anexos

Means the documents labelled Exhibit 1 to Exhibit 9 which are an integral part of this Agreement, and shall be as valid and as effective as the Agreement, as amended from time to time. All references herein to Agreement are references to this Agreement and its Exhibits, as amended from time to time.

The following Exhibits shall be deemed to form integral parts of this Agreement:

Exhibit 1: Crops;

Exhibit 2: Property;

Exhibit 3: Machinery & Equipment;

Exhibit 4: Notice of Performance Form;

Exhibit 5: List of Liens and Encumbrances;

Exhibit 6: Lis of Appraisers and Investment Banks;

Exhibit 7: List of Law firms;

Exhibit 8: Change of Contact Information Form;

Exhibit 9: Accession Addenda Form;

Government Authority	Autoridad Gubernamental	Means, in the Republic of Peru, any entity vested with executive, legislative, judiciary or arbitration, municipal, regulatory, or administrative duties or those performing government functions and having jurisdiction on any person or matter in question, as per the Governing Laws.

Bank	Banco	Means Banco Internacional del Peru S.A.A. – INTERBANK, a bank where the Trust Accounts shall be opened.

Assets for Performance	Bienes en Ejecución	Means the Trust Assets to be sold by Trustee in the event the Beneficiary sends a Notice to Perform, in accordance with the provision of Clause 8 herein.

Trust Assets	Bienes Fideicometidos	Means -together- the following assets: (i) Assets (ii) Insurance Policies (iii) Collection Fees; and (iv) Money Flows.

Agreement or Contract	Contrato	Means this Trust Agreement and its Exhibits, as amended, expanded or changed from time to time.

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Loan Agreement	Contrato de Préstamo	Means the Loan Agreement dated September 5, 2016 entered into by Camposol, as Lender (prestatario); and the Beneficiary, as borrower (prestamista), as evidenced with the public deed of the abovementioned date granted before Notary Public in and for Lima, Eduardo Laos de Lama, Atty., by virtue of which Beneficiary gave the Grantor funding facility for up to the amount of USD 15’000,000.00 (fifteen million and 00/100 US dollars), as per the terms and conditions therein, as amended or expanded from time to time.

Bond Agreements	Contratos de Fianza	Means (i) the Bond Agreement dated November 28, 2016 entered into between the Beneficiary, as Guaranteed Creditor (Acreedor Garantizado); and Campoinca S.A. and Marinazul S.A., as joint and several guarantors (fiadores); and (ii) the Bond Agreement to be signed within forty-five (45) calendar days following the “Disbursement Date” between the Beneficiary, as Guaranteed Creditor; and Camposol Holding Ltd., as joint and several guarantors. By virtue of such Bond Agreements, joint and several guarantors give a joint and several bonds to the Beneficiary in order to guarantee compliance and full and timely payment by the Grantor of the Guaranteed Obligations.

Compensations Arrangement	Convenio de Retribuciones	Means the instrument stipulating the commissions charged by Trustee to the Grantor for the work to be carried out as guarantor, as detailed herein.

Performance Account	Cuenta de Ejecución	Means the bank account in US dollars and/or Soles (PEN) held by “La Fiduciaria Fid. Camposol IBK – Ejec.” That Trustee shall ask Bank to open. This Performance Account shall be managed in accordance with the procedure set out under section 11.2 of Clause 11.

Expropriation Account	Cuenta de Expropriación	Means the bank account in US dollars and/or Soles (PEN) held by “La Fiduciaria Fid. Camposol IBK – Ejec.” that Fiduciaria shall ask Bank to open. This Expropriation Account shall be managed in accordance with the procedure set out under section 11.3 of Clause 11.

Insurance Account	Cuenta Seguros	Means the bank account in US dollars and/or Soles (PEN) held by “La Fiduciaria Fid. Camposol IBK – Ejec.” that Trustee shall ask Bank to open. This Insurance Account shall be managed in accordance with the procedure set out under section 11.1 of Clause 11.

Trust Accounts	Cuentas del Fideicomiso	Means -together- the following: (i) Performance Account; (ii) Expropriation Account; and (iii) Insurance Account.

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Crops	Cultivos	Means each and every crop and/or agricultural plantation planted in the Property (including the fruits that they may produce) listed as a reference only in Exhibit 1 hereto, including any other agricultural crop that may, from time to time, be planted on the Property. Crops shall be deemed automatically reinstated to Grantor, as appropriate, and, consequently, excluded from the Trust Estate as of the time they are harvested and/or picked from the soil of the Property and/or burnt; there is no need to sign any document to evidence hereof.

Depositary	Depositario	Means the individual holding a management or executive management position with the Grantor who gratuitously -jointly with Grantor- shall protect the Trust Assets that are included in the Trust Estate, or whoever may replace them, following the procedure mentioned in section 31.3 of Clause 31 herein.

Collection Fees	Derechos de Cobro	Means -together- the following: (i) Performance Fee; (ii) Expropriation Fee; and (iv) Insurance Fee.

Performance Fee	Derechos de Cobro de Ejecución

Means all loan fees, existing or to be created in the future, determined or to be determined, granting the right to claim, require, and receive payment of Performance Flows, including the right to earn compensatory or late fees or otherwise.

This definition includes the amounts collected as a result of lawsuits or out-of-court settlements or any other action necessary or claimed made by the Trust Estate or whomever Trustee, exercising its trustee power of the Trust Estate, may designate as person in charge of making such collection in order to recover the monies owed as Performance Fee.

Expropriation Fee	Derechos de Cobro de Expropiación

Means all loan fees, existing or to be created in the future, determined or to be determined, granting the right to claim, require, and receive payment of Expropriation Flows, including the right to earn compensatory or late fees or otherwise.

This definition includes the amounts collected as a result of lawsuits or out-of-court settlements or any other action necessary or claimed made by the Trust Estate or whomever Trustee, exercising its fiduciary power of the Trust Estate, may designate as person in charge of making such collection in order to recover the monies owed as Expropriation Fee.

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Insurance Fee	Derechos de Cobro de Seguros

Means all loan fees, existing or to be created in the future, determined or to be determined, granting the right to claim, require, and receive payment of Insurance Flows, including the right to earn compensatory or late fees or otherwise.

This definition includes the amounts collected as a result of lawsuits or out-of-court settlements or any other action necessary or claimed made by the Trust Estate or whomever Trustee, exercising its fiduciary power of the Trust Estate, may designate as person in charge of making such collection in order to recover the monies owed as Insurance Fee.

Business Day	Día Hábil	Means any day, other than Saturday, Sunday or national holiday, when the commercial banks are authorized or required by law to open their offices in the city of Lima.

Financing Documents	Documentos del Financiamiento

Means -together- the following:

(i) Loan Agreement;

(ii) this Agreement;

(iii) Bond Agreements;

(iv) All other documents included under the definition of “Loan Agreements” mentioned in section 1.1 of the Loan Agreement.

US dollars	Dólares o US$ o $	Means the lawful currency of the United States of America.

Affiliates	Empresas Relacionadas	Means any company incorporated on or before the date of execution of this Agreement or to be incorporated in the future under control of the Dyer Coriat family, including, but not limited to, Camposol Holding Ltd., Campoinca S.A., Marinazul S.A., Pesquera ABC S.A.C., Corporación Refrigerados INY S.A., Domingo Rodas S.A., and Pacifico Azul S.A., as well as any other subsidiary or affiliate thereof.

Events of Default	Eventos de Incumplimiento	Means those events set out in the Financing Documents and/or this Agreement.

Trust Factor	Factor Fiduciario	Means the individual to be designated by Trustee in accordance with Clause 19 herein, who shall personally take over the management of the Trust Estate, as well as the liability for the acts, contracts, and operations related thereto, as stipulated under Article 271 of the Banking Act.

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Beneficiary	Fideicomisario	Means Banco Internacional del Perú S.A.A. -INTERBANK, beneficiary of the Trust Estate established by virtue of this Agreement.

Grantor	Fideicomitente

Means on the date of execution of this Agreement, Camposol, which contributes the Trust Assets to the Trust Estate set up by virtue of this Agreement as collateral to the Guaranteed Obligations.

This definition shall also include any New Grantors once they execute the Accession Addenda. In this event, all references in this Agreement to Grantor includes the New Grantors, except when notices between the Parties need to be sent in connection with this Agreement, which shall all be given through Camposol, which shall act as representative of Grantors for such purposes.

Money Flows	Flujos Dinerarios	Means -together- all of the following: (i) Performance Flows; (ii) Expropriation Flows; and (iii) Insurance Flows.

Performance Flows	Flujos por Ejecución	Means the flows resulting from the performance of the Trust Estate.

Expropriation Flows	Flujos por Expropriación	Means the flows resulting from the expropriation of any Asset.

Insurance Flows	Flujos de Seguro	Means the flows resulting from the Insurance Policies.

Property	Inmuebles

Means the real estate (agricultural fields) as detailed under Exhibit 2 hereto which are transferred into the Trust Assets as of the date of execution hereof.

This definition includes all space above the surface, uses, easements, and any civil construction existing or to be built in the future on such property, without any reservation or limitation.

Also, this definition includes the property of the New Grantors to be transferred to the Trust Estate under the terms set out in the Accession Addenda and in accordance with the provisions of the First Additional Clause herein.

The list of Property existing on the date of execution hereof is detailed under Exhibit 2 hereto, which shall be updated in accordance with the provision under section 3, First Additional Clause herein.

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Trustee or La Fiduciaria	La Fiduciaria	Means La Fiduciaria S.A. a corporation organized and existing under the laws of the Republic of Peru, authorized to operate as a Trust Service Company by the SBS, in accordance with Resolution SBS # 243 2001, dated March 30, 2001, with the authority to manage trust estates; which is a trustee in this Agreement.

Governing Law	Leyes Aplicables	Means provisions of all levels whether constitutional, statutory, regulatory, and other binding provisions issued by other branches and authorities of the Republic of Peru.

Banking Act	Ley de Bancos	Means the Ley General del Sistema Financiero y del Sistema de Seguros y Orgánica de la Supetintendencia de Banca y Seguros (Financial System and Insurance System, and Organic Law of the Banking and Insurance Oversight Agency), enacted by virtue of Law # 26702, as amended or expanded from time to time.

Licenses	Licencias	Means all and each present and/or future Licenses, permits or authorizations granted by the Government Authority -either provisional or final- necessary or convenient for the economic exploitation and the development of the economic purpose of the Property and other Assets, such as those Property and Assets are being exploited and developed on the signing date of this Agreement or the Accession Addenda, as appropriate, to the extent that they may be assigned or transferred in trust ownership according to the Governing Laws. This definition, includes, without limitation, the water use Licenses granted or to be granted in the future in relation to any of the Property.

Machinery and Equipment	Maquinaria y Equipos

Means all real property, including, but not limited to, machineries and equipment necessary for the operation of the Grantor and that are located in, adhered to, or part of the Property, as well as its repairs or improvements, or any other machine or equipment related to the activities carried out by the Grantor in the Property.

The list of Machineries and Equipment on the date of execution this Agreement is detailed in Exhibit 3 hereto, which shall be updated according to the provisions set out under section 3 of the First Additional Clause herein.

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Notice of Performance	Notificación de Ejecución	Means the notice -substantially according to the form in Exhibit 4 hereto- that the Beneficiary shall send Trustee, with a copy to the Grantor, whereby the Beneficiary: (i) shall inform that an Event of Default has occurred; and, (ii) shall order performance in accordance with Clause 8 and suite herein.

New Grantors	Nuevos Fideicomientes	Means those Affiliates that shall become Grantors once they have executed the Accession Addenda, in accordance with the First Additional Clause, and that shall transfer, on the date of execution the Accession Addenda, the property detailed in such document to the Trust Estate and which shall be incorporated as Trust Assets.

Guaranteed Obligations	Obligaciones Garantizadas

Means -without any limitation- each and every obligation assumed by the Grantor before the Beneficiary, derived from: (i) the Guaranteed Obligations – Loan Agreement; and, (ii) the Guaranteed Obligations – Short Term.

Likewise, the obligations assumed by the Grantor established herein shall be part of the Guaranteed Obligations, as well as the taxes, expenses -including, but not limited to, notary fees, publication fees in connection with the trust pursuant to article 245 of the Banking Act, registration, judicial, out-of-court and arbitration fees, bank handling fees and commissions of the Trust Accounts, Trustee’s commissions and the compensatory and late interests derived therefrom that may be generated as a result of the establishment, administration, performance–if appropriate- and reinstatement of the Trust Estate.

Guaranteed Obligations – Loan Agreement	Obligaciones Garantizadas – Contrato de Préstamo	Means –without limitation- each and every obligation assumed by the Grantor before the Beneficiary, derived from the Financing Documents; including the obligations to pay the principal and compensatory and late interests, and any other interests accrued under any of the Loan Documents, including all commissions, taxes, consultancy fees, compensations, collection expenses and/or judicial or out-of-court execution costs, and any other costs, expenses or monies generated in relation to the Financing Documents, as well as its extensions, renewals, amendments or modifications, as agreed from time to time.

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Guaranteed Obligations – Short Term	Obligaciones Garantizadas – Corto Plazo	Means –without limitation- each and every obligation assumed by the Grantor before the Beneficiary, derived from short-term transactions carried out by the Grantor and the Beneficiary, whether these are recorded in contracts and/or securities, in national and foreign currency, such as credits or current account overdrafts, advances in current account, obligations derived from credit cards, pre-shipment export finance, post-shipment export finance, import finance, forfaiting, advance account, simple or documentary letter of credits, letter of guarantees, transactions with financial derivatives, leasing, leaseback, factoring and discounting transactions, including its relevant extensions and/or amendments, including debit balances in current account that may be generated as a result of the charges for such concepts as well as the relevant compensatory and late interests, commissions, taxes and notary, judicial and out-of-court expenses derived from such obligations and/or debts, as well as its extensions, renewals, amendments or modifications, as agreed from time to time.

Parties	Partes	Means –jointly– the following: (i) Grantor; (ii) La Fiduciaria or Trustee; and (iii) Beneficiary. This definition shall include the New Grantors once they have executed the Accession Addenda.

Trust Estate	Patrimonio Fideicometido	Means the autonomous estate established by the execution of this Agreement and which shall comprise the Trust Assets, as well as everything that pertains to it, either de facto or de iure, according to this Agreement.

Insurance Policies	Pólizas de Seguros	Means the insurance policies contracted by the Grantor to insure the Assets that are part of the Trust Estate, pursuant to section 7.3 of Clause 7 herein.

Regulation	Reglamento	Means the Regulation of the Trust and the Trustee Services Companies approved by SBS Resolution #1010-99, as amended and expanded from time to time.

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SBS	SBS	Means the Superintendencia de Banca, Seguros y Administradoras Privadas de Fondos de Pensiones (Superintendence of Banking, Insurance, and Private Pension Fund Managers) or the entity that, if appropriate, takes up its functions.

Soles or PEN	Soles or S/.	Means the lawful currency of the Republic of Peru.

CLAUSE 3: RECITALS

3.1.	On September 05, 2016, the Grantor and the Beneficiary entered into the Loan Agreement, whereby the Beneficiary granted the Grantor a financing facility for an amount of US$ 15’000,000.00 (Fifteen million United States Dollars).

3.2.	Pursuant to provisions set out under section 5.1.6 of the Loan Agreement, the Grantor shall establish and cause to establish of a trust estate as collateral upon the operating units or production units (including, but not limited to, lands, estates, biological assets, irrigation systems, permits for the use of water or otherwise) or rustic lands, floors and pieces of land belonging to the Affiliates.

3.3.	In this regard, the Grantor has agreed with the Beneficiary to establish the Trust Estate in favor of the Beneficiary and in full and timely compliance with the Guaranteed Obligations.

CLAUSE 4: PURPOSE OF THE CONTRACT

4.1.	The purpose of this Agreement is to establish irrevocably the Trust Estate for which the Grantor -pursuant to article 241 of the Banking Act- transfers the Trust Assets in trust ownership to La Fiduciaria, as well as other property pertaining thereto, either de facto or de iure, according to this Agreement, in order for Trustee to administer the Trust Estate as per the procedures established herein.

Notwithstanding the foregoing, Camposol is required to cause the New Grantors to execute the Accession Addenda within thirty (30) calendar days following the execution of this Agreement. From the date on which the New Grantors execute the Accession Addenda with Trustee and the Beneficiary, the new Trust Assets contributed by them shall be deemed as transferred in trust ownership, under the terms hereby established and in the corresponding Accession Addenda.

4.2.	The purpose of this Agreement is: (i) to administer the Trust Estate until the Guaranteed Obligations have been paid in full and timely; and (ii) for the Trust Estate to serves as guarantee for full and timely performance of the Guaranteed Obligations.

4.3.	In addition, it is also a purpose of this Agreement that, in the event there is an Event of Default, and the Beneficiary sends Trustee a Notice of Performance under the terms hereby established, Trustee shall proceed to administer or execute the Trust Estate according to the provisions set out in Clause 8 and suite herein.

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CLAUSE 5: REPRESENTATIONS OF THE GRANTOR

On the date of execution of this Agreement, the Grantor represents and warrants to La Fiduciaria and the Beneficiary that:

5.1.	It is a corporation duly organized, incorporated, and registered and validly existing under the laws of Peru; and that its proxies have all the powers and authorizations given by the Grantor to execute and comply with all the terms and conditions herein of this Agreement.

5.2.	It is aware of the scope and legal framework hereof, regulated by articles 241 et seq. of the Banking Act and the Regulation.

5.3.	The authorization to enter into the Agreement by its administrative corporate bodies, its execution by its authorized proxies, and compliance with the obligations imposed by the Grantor, are included within the scope of its statutory powers and do not infringe: (i) its bylaws, (ii) any Governing Law, (iii) any order, sentence, resolution, or award of any court or any other judicial, administrative or arbitration instance which is applicable and has been duly notified; or (iv) any contract, instrument or any other legally binding agreement which is applicable and to which it is a party.

5.4.	It is the legitimate owner of the property and rights comprised in the Trust Estate, it has free and full right to dispose of them and these are currently free of liens and encumbrances, judicial or out-of-court precautionary measures, or any other measures that limit or restrict the free disposal of such assets, except for those detailed in Exhibit 5 hereto.

5.5.	As a consequence of the trust transfer executed under this Agreement, except for the provisions set out in this Agreement, it shall be prevented from disposing, encumbering, constituting real guarantees, compromising and, in general, affecting somehow the new Trust Assets provided, without any prior authorization and participation of La Fiduciaria.

5.6.	The Agreement does not require for its validity and efficiency the intervention, acceptance or recognition of any shareholder, individual or entity other than the signatory, for the purpose of carrying out the transfer in trust ownership of the new Assets to the Trust Estate.

5.7.	It does not have any pending judicial or arbitration disputes or litigations or administrative proceedings that may: (i) hinder or affect its capacity to transfer the Trust Assets to the Trust Estate: or, (ii) affect the legality, validity, efficacy or execution of the Agreement related to the Trust Assets.

5.8.	It does not have any unpaid tax obligations, either formal or substantive, before the tax authorities, either attached to the central, regional or local government, related to the Trust Assets that shall be part of the Trust Estate, except for those tax obligations previously contested with all the due support and in good faith and which served to create the accounting provisions, pursuant to the Governing Laws.

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The Parties expressly agree that any (i) falseness or (ii) inaccuracy of any of the representations and warranties herein contained shall constitute an Event of Default, provided that such falseness or inaccuracy is not cured within five (5) Business Days from the date in which the Grantor has been notified thereof. It is expressly stated that the aforementioned term for curing thereof shall not be applicable when the falseness of any of the representations and warranties herein contained is accredited, when the Grantor was aware of this falseness at the moment of executing this Agreement.

CLAUSE 6: TRANSFER IN TRUST OWNERSHIP

6.1 On the date of execution of this Agreement, the Grantor transfers irrevocably the trust ownership of the Trust Assets to Trustee in the conditions and for the purposes herein established.

In this regard, one hundred per cent (100%) of the Trust Assets shall be used to ensure full compliance with the Guaranteed Obligations.

Also, by virtue of this Agreement, the Grantor transfers to Trustee the trust ownership of: (i) the Assets; (ii) the Collection Fees; (iii) the Performance Flows; (iv) the Insurance Flows; and (v) the Expropriation Flows; as well as the trust ownership of any other property or rights that, pursuant to this Agreement, shall eventually be part of the Trust Estate. Such goods and rights shall be part of the Trust Estate automatically, without requiring any other formality, without prejudice to the registration of this Agreement according to the Governing Law.

Likewise, in regard to transfer of the Insurance Policies, which shall have the corresponding endorsement that, pursuant to provisions set out under section 7.3 of Clause 7 of the Agreement, the Grantor shall carry out irrevocably, in favor of Trustee.

6.2 It is expressly stated that the transfer in trust ownership carried out by the Grantor to La Fiduciaria, includes everything corresponding, de facto or de iure, to the Trust Assets; hence, from the date of execution of this Agreement, La Fiduciaria shall be the owner of the trust ownership, with full right of administration, use, disposal, and claiming, within the scope and limits mentioned in section 6.6 hereunder and the other applicable provisions of this Agreement and the Banking Act.

6.3 La Fiduciaria expresses its acceptance of assuming the trust ownership and exercising all necessary actions on the Trust Estate to comply with the purpose of this trust, according to provisions set out in the Agreement, especially those concerning disposal and alienation of the Trust Assets. According to assumptions established in Clause 22 herein, La Fiduciaria shall exercise the representation and defense of the Trust Estate, upon the written request of the Beneficiary and/or the Grantor.

6.4 Article 246 of the Banking Act and section 1 of article 902 of the Civil Code expressly stipulate that the completion of transfer in trust ownership of the Trust Assets for the establishment of the Trust Estate occurs with the change of title of such property in favor of La Fiduciaria, by virtue of the granting of the public deed caused by the private document of this Agreement.

6.5 The Grantor is required to sign all documentations – public and/or private – and to carry out all the administrative task corresponding to its position that may be useful or necessary to formalize the trust transfer of the Trust Assets to the Trust Estate.

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6.6 Notwithstanding the transfer in trust ownership carried out by signing this Agreement, the Grantor shall be authorized by La Fiduciaria to hold immediate possession, use, enjoyment, administration, and economic exploitation of the Assets, without any other limitations than those provided in this Agreement and in the Loan Agreement. In that regard, and without prejudice to the abovementioned transfer in trust ownership, the Assets shall be administered and exploited by the Grantor, for which La Fiduciaria undertakes to provide the facilities that may be reasonably required by the Grantor, if necessary.

The authorization referred to in this section shall remain valid as long as the Beneficiary does not send La Fiduciaria a Notice of Performance. If La Fiduciaria receives a Notice of Performance, the Grantor may order, by this or any further instruction, La Fiduciaria to take ownership of the Assets in order to proceed with its execution, pursuant to provisions set out in Clause 8 et seq. herein.

6.7 The Parties hereby state that Grantor is responsible for: (i) carrying out collection tasks and management of the Insurance Policies; and, (ii) appropriately channeling the Insurance Flows through the Insurance Account. As a result, neither La Fiduciaria nor the Grantor shall be liable for the Insurance Flows being duly and fully channeled through the Insurance Account.

6.8 The Grantor is required to: (i) submit, within two (2) Business Days following the date of execution of this Agreement, the public deed caused hereby to the Real Estate Registry and the Contracts Registry (Registro Mobiliario de Contratos); (ii) cause the powers of attorney granted to its representatives to execute this Agreement be registered in the Book of Legal Entities, within a maximum and non-renewable term of thirty-five (35) Business Days from the date of execution of this Agreement and, (iii) register with the Real Estate Registry and Contracts Registry the transfer in trust ownership of the Trust Assets, depending on its nature, within a term of thirty-five (35) Business Days from the date of execution of this Agreement; such term may be renewed for twenty-five (25) additional Business Days upon request of the Grantor provided that the Grantor proves that registry observations have been presented or that the corresponding public registry has not said anything related to the registration despite being provided with the corresponding application, and without prejudice to the obligation of the Grantor of exercising the due diligence required and making its best efforts during the registration procedure and of keeping the Grantor and La Fiduciaria informed about the development of the registration procedure hereto referred.

Trustee shall monitor the registration procedure with the Grantor, at the expense of Grantor.

6.9 La Fiduciaria and the Beneficiary hereby authorize the Grantor to exploit economically and without any cost the Assets provided to the Trust Estate, including the right to receive considerations and any other benefit or product of any other kind derived from the exploitation of the Assets, as long as it is the legitimate and immediate owner of the Assets, to be used exclusively in the ordinary course of business of the Grantor, as it has occurred in recent years.

By virtue of the above authorization, the Grantor takes responsibility for: (i) operating the Assets according to the ordinary course of business in recent years and to the best practices of the industry in Peru; (ii) paying –at its own expense- all fees, including the Licenses required for the functioning and operation of the Assets; and, (iii) maintaining the fees and Licenses in force, as well as renewing or obtaining them for the proper functioning and operation of the Assets.

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The above authorization shall remain valid until the Grantor sends La Fiduciaria a Notice of Performance.

CLAUSE 7: TRUST ESTATE

The Parties agree to delimit diverse aspects related to the Trust Estate, as follows:

7.1 Assets:

7.1.1. By virtue of this Agreement, La Fiduciaria shall maintain the trust ownership of the Assets transferred to the Trust Estate, with full right of administration, use, disposal and claiming, within the scope and limits mentioned herein, without prejudice to the provisions set out under section 6.9 of Clause 6, the Grantor is legitimated, for non-valuable consideration, to enjoy the legitimate and immediate ownership of the Assets, and may exploit them economically in order to fulfill its legal purpose.

7.1.2. Within the term of sixty (60) calendar days from the date in which the public deed caused by the private document of this Agreement is granted, the Grantor shall place in the Assets – as long as it is reasonable and possible depending on the nature of each Asset and in the ordinary course of business– a plaque, poster or label, as appropriate – for the Property it shall be necessary a poster in the entrance of each property indicating that such property has been transferred in trust ownership to the Trust Estate by virtue of this Agreement with the following text:

“Transferido en fideicomiso a La Fiduciaria S.A.” (Transferred in trust to La Fiduciaria S.A.)

The Grantor shall ensure that such plaques or labels are in proper condition, and is required to replace immediately those that are damaged or illegible with other similar plaques or labels, as soon as the Grantor learns of such bad conditions.

The Grantor shall send La Fiduciaria, within three (3) days from the expiration of the abovementioned term, an affidavit in which the Grantor certifies compliance with this obligation. Failure to do so, within one Business Day following the expiration of the term established for the Grantor to send each affidavit, La Fiduciaria shall inform the Grantor in writing that the Grantor has three (3) additional Business Days to send such affidavit. After such term, if the Grantor has not complied with sending such affidavit, La Fiduciaria shall inform the Beneficiary about such default, the Beneficiary shall have the right to consider this fact as an Event of Default and to send La Fiduciaria a Notice of Performance.

7.1.3 The Grantor may include the necessary improvements to the Assets, without requiring any prior authorization of La Fiduciaria or the Beneficiary, provided that this does not lead to: (i) a decrease in the value of the Assets; (ii) a prejudice to their functionality or economic purpose; and/or (iii) an impairment of the assets. Notwithstanding the foregoing, the Grantor shall inform La Fiduciaria and the Beneficiary if the corresponding improvements or maintenances individually or jointly exceed the amount of USD 500,000.00 (five hundred and 00/100 Dollars) mentioning their nature and a summary reasonably detailed by means of a biannual Affidavit signed by the Grantor.

The improvements to the Assets shall be included by law to the Trust Estate. In this assumption, the Grantor is required to sign the private and/or public documentation necessary to formalize the incorporation of the property to the Trust Estate and its effectiveness against third parties, once the incorporation of such improvements is verified.

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7.14. The transfer of trust ownership to the Assets includes, whenever it is legally valid and possible, all rights over the Licenses granted by the Relevant Authority for the functioning and exploitation of the Assets. Without prejudice thereto, the Grantor is required to pay the corresponding tariffs, rates, fees, and other payments required by the Governing Laws in order to keep valid and obtain the renewals or extensions of the Licenses which are necessary for the economic exploitation and economic eligibility (habitación económica) of the Assets, within the terms established by the Applicable Laws.

If the intervention of La Fiduciaria is required to update, renew, extend or modify any of the Licenses granted by the relevant Governmental Authority related to the Assets, La Fiduciaria shall undertake to sign the public or private documentation necessary to process, update, renew, extend or modify any of such Licenses, if necessary.

7.1.5. In order for the Grantor to carry out its productive process and by doing so to reap the fruits and obtain any other benefit or product of any other kind generated from the Crops or the productive activities that the Grantor may carry out in the Property, the Beneficiary authorizes and agrees that, in order for the harvest to yield the fruits corresponding to the Crops located in the Property or in relation to the products that the Grantor manufactures and/or produces in the Property, the Grantor is expressly authorized to -without any restriction or cost whatsoever- trade and sell directly the Crops or fruits derived from the Crops or the products manufactured and/or produced in the Property as well as any other benefit or product of any other kind that may be generated in relation to them, as appropriate.

The right of the Grantor hereto referred shall not require any additional formality, where the provisions herein are sufficient title and, specially, the provisions set out in this section. In this case, the Grantor may enter into purchase agreements (including, if necessary, the purchase of third party’s property) regarding their Crops or fruits or the products manufactured and/or produced in the Property and any other benefit or product of any other kind generated as a result of the economic exploitation of the Crops, as indicated in the preceding paragraph.

All Parties agree that all amounts of money and any other credit claims derived from the alienation of the fruits and any other benefit or product of any kind that may be generated as a result of the economic exploitation of the Crops or of the manufactured and/or produced products in the property shall be owned by the Grantor and, therefore, shall be directly administered by Grantor.

7.1.6. The Parties expressly state that, if the Beneficiary sends La Fiduciaria a Notice of Performance; (i) the Grantor may not administer or dispose in any way the Crops, fruits or any other benefit or product of any kind that may be generated as a result of the economic exploitation of the Crops; and, (ii) La Fiduciaria shall automatically retake possession of the Crops, and shall dispose of them, as well as of the fruits and any other benefit or product of any other kind that may be generated as a result of the economic exploitation of the Crops, according to the instructions received for these purposed by the Beneficiary, which shall comply with Clause 8 herein.

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7.1.7. Unless the Beneficiary has sent a Notice of Performance, the Grantor shall have full powers to replace the Crops with new Crops included into the Trust Estate, pursuant to the market conditions and the ordinary course of the business of the Grantor.

7.2. Carrying out of appraisals and inspections:

La Fiduciaria, in order to verify the existence, good condition, and value of the Assets, should cause the appraisal and/or inspection every two (2) years, according to the instructions sent by the Beneficiary.

Also, La Fiducuaria, in order to verify the existence, good condition, and value of the Assets, following written instructions of the Beneficiary, is authorized to hire appraisal and/or inspection services, which shall be carried out when indicated.

Appraisals and inspections of the Assets shall be carried out as follows:

7.2.1. For the purposes of recruiting the appraiser, the Grantor, upon receipt of La Fiduciaria’s requirement, shall choose an appraiser for this purpose from the list of Appraisers included under Exhibit 6 hereto. If none of the Appraisers under Exhibit 6 hereto can provide or is able to provide such services as informed in writing, La Fiduciaria shall provide the Grantor with a list of at least two (2) other Appraisers, duly registered in the Registry of Expert Appraisers of the SBS, in order for the Grantor to choose one of them.

7.2.2. La Fiduciaria shall be authorized to choose one of the Appraisers listed under Exhibit 6 hereto or any of the ones suggested by the Grantor (if none of the one listed under Exhibit 6 hereto can provide or is able to provide such service), when the Grantor does not inform La Fiduciaria of the Appraiser of its choice within five (5) Business Days following the date in which: (i) la Fiduciaria sent its application for the appraisal to the Grantor; or (ii) La Fiduciaria has provided a list of at least two (2) other Appraisers, duly registered in the Registry of Expert Appraisers of the SBS, if none of the ones under Exhibit 6 hereto can provide or is able to provide such service).

In such event, once La Fiduciaria chooses the Appraiser, La Fiduciaria shall promptly inform the Grantor and the Beneficiary in writing about such selection. The Grantor shall be informed of the appraisal no less than five (5) Business Days before the scheduled date of appraisal. Such appraisals shall be carried out during Grantor’s regular working hours. The Grantor shall provide all facilities to the extent that this does not impair its regular activities.

It is expressly stated that neither the Parties nor La Fiduciaria nor the Beneficiary assume any responsibility before the Parties or any third party regarding the appointment of the Appraisers, as long as this is done following the procedure established in the previous paragraphs.

7.2.3. Notwithstanding the foregoing, La Fiduciaria may inspect the Assets whenever it is deemed necessary to verify their good conditions, requiring only a notice no less than ten (10) Business Days in advance sent to the Grantor and the Beneficiary. Such inspections shall be carried out during the Grantor’s regular working hours. The Grantor shall provide all facilities to the extent that this does not impair its regular activities.

7.2.4. The Parties agree that the Grantor shall bear all the costs and expenses related to the appraisals and/or inspections of the Assets, which shall be carried out every two (2) years, where the Beneficiary shall bear the costs and expenses related to any additional appraisal and/or inspection. Notwithstanding the foregoing, if La Fiduciaria sends a Notice of Performance, the Grantor shall bear all expenses and costs related to the appraisals and/or inspections carried out after the receipt of the Notice of Performance, according to the Governing Laws.

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7.3. Insurance Policies

7.3.1. During the term of the Agreement, the Grantor agrees to keep the insurance policies existing to date in connection with the Assets, and to renew such insurance policies according to the uses and customs of the market in which the Grantor performs its economic activities, as evidenced with the Insurance Policies endorsed (or otherwise as appropriate due to the nature of the Insurance Policy), in favor of La Fiduciaria.

The Grantor shall be required to request and process with the corresponding insurance company, and to obtain, the designation of La Fiduciaria – on behalf of the Trust Estate – as the only beneficiary of the Insurance Policies, except for those related to the liability insurance coverage.

Regarding the liability insurance coverage, the Grantor is required to send La Fiduciaria a document evidencing the inclusion of La Fiduciaria as an additional insured party to the liability insurance.

7.3.2. The Insurance Policies shall include in the coverage conditions, the obligation of the insurance entity not to cancel the coverage or terminate the relevant contract or the Insurance Policies without giving thirty (30) Business Days prior notice to La Fiduciaria.

7.3.3. The Grantor is required to keep the Insurance Policies in force as long as the Agreement is in force, thus the Grantor shall provide evidence to La Fiduciaria of the renewal of the coverages and the designation of La Fiduciaria, on behalf of the Trust Estate, as beneficiary or insured party, as appropriate, at least fifteen (15) Business Days before the expirations of the policies in force. In the event that the Grantor fails to comply with: (i) renewing the Insurances Policies when expired; (ii) endorsing any Insurance Policies to La Fiduciaria; or, (iii) designating La Fiduciaria as beneficiary or additional insured party of the Insurance Policies –as appropriate; La Fiduciaria shall inform the Beneficiary thereof, and the Beneficiary shall require the Grantor to comply with the obligations mentioned in items (i), (ii), and (iii) above within five (5) Business Days.

Failure by the Grantor to comply with such obligations within the specified term, La Fiduciaria shall be authorized to contract, at the Grantor’s account and costs, such Insurance Policies without, under any circumstances, Trustee being liable for exercising such power; Beneficiary may consider this event an Event of Default and therefore entitled to send a Notice of Performance.

7.3.4. When an accident occurs involving any insured Asset, the Grantor shall report this event in writing to the Trustee and La Fiduciaria within ten (19) Business Days thereof. Once the Grantor received such notice about the accident, La Fiduciaria shall ask that the Insurance Accounts be opened and shall administer the Insurance Flows as provided under section 11.1 of Clause 11 herein.

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7.3.5. The Insurance Flows shall be used exclusively to repair, replace or substitute the Assets affected by accident or to acquire assets of the same kind. In this regard, in order for the Beneficiary to verify compliance with such obligation, within thirty (30) calendar days following the transfer of the Insurance Flows according to section 11.1 of Clause 11 herein, the Grantor shall send the Beneficiary, with a copy to La Fiduciaria, the proof of payment, contract or supporting document proving the acquisition of the acquired goods or the repair of the damaged Assets, the hiring of the necessary services, and the price paid therefor.

7.3.6. If the damaged Assets were replaced or substituted by others, these shall be part of the Trust Estate and shall be considered Trust Assets as from their acquisition by the Grantor; therefore, La Fiduciaria shall proceed to formalize the incorporation of the acquired assets to the Trust Estate. In this case, the Grantor is required to sign all public or private documents necessary for that purpose within the five (5) Business Days of such request.

CLAUSE 8: PERFORMANCE OF THE TR`UST ESTATE

In compliance with the provisions set out in article 274 of the Banking Act, the Parties establishes that the performance of the Trust Estate shall be carried out according to the rules and procedures established in the following Clauses.

8.1. The Assets for Performance may be all or part of the Trust Assets, or any of them according to section 8.5 hereunder.

8.2. The performance procedure of the Assets for Performance shall commence when the Beneficiary sends a Notice of Performance to La Fiduciaria, with a copy to the Grantor.

8.3. By receiving the Notice of Performance, La Fiduciaria shall be required to proceed with: (i) the opening of the Performance Account, being required to notify the Beneficiary and the Grantor of the opening of such account and all data related thereto; and, (ii) the performance of the Assets for Performance, according to this Clause, without needing any type of prior authorizations or formalities, or subject to any opposition from the Grantor or third parties, which –if filed– shall be deemed as not filed.

The Parties agree that La Fiduciaria is authorized to sign any and all documents, whether public or private, necessary for the sale or disposal of the Assets for Performance, as long as La Fiduciaria is the holder of their trust ownership.

8.4. Within three (3) Business Days following the delivery date of the Notice of Performance, the Beneficiary, with a copy to the Grantor, shall deliver to La Fiduciaria, details and/or settlement of the total amount of the outstanding Guaranteed Obligations according to the provisions set out in the Financing Documents, which shall be deemed as valid and correct for all the purposes with the exception of any calculation mistake. Additionally, the Beneficiary shall send La Fiduciaria a new settlement of the amount of the Guaranteed Obligations according to the terms set out in the Financing Documents. In the event that the Beneficiary does not send La Fiduciaria the details and/or settlement of the total amount of the outstanding Guaranteed Obligations according to this section, La Fiduciaria shall suspend the performance process until such detail is delivered.

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8.5. By sending a Notice of Performance, the Beneficiary shall communicate to La Fiduciaria the decision to perform the Trust Assets, where the Beneficiary may choose any of the following options, as decided by the Beneficiary: (i) to perform those Trust Assets that may be needed to pay all amounts due of the Guaranteed Obligations; or, (ii) perform entirely, as a unit of production, the Trust Assets.

8.6. In the event of performance of the Assets for Performance, the Parties agree that La Fiduciaria is authorized by the Beneficiary to demand that the Grantor and/or Depositary, if appropriate and/or any third party in possession of the Assets for Performance, to deliver immediately the Assets for Performance. In this regard, the Grantor is required to: (i) deliver the Assets for Performance to La Fiduciaria; or, (ii) make its best efforts and take all available legal measures and actions to cause the third party in possession of the Assets for Performance to deliver such assets to La Fiduciaria, as applicable.

In the event of a refusal of the Grantor and/or any third party to the performance procedure or the delivery of possession of the Assets for Performance, La Fiduciaria shall be entitled to: (i) appeal to the Governmental Authority to protect the rights conferred by virtue of this Agreement, without prejudice of initiating any civil or criminal proceedings appropriate for this purpose against the Grantor, the Depositary and/or any third party; and/or, (ii) continue with the performance proceeding of the Trust Estate, without prejudice of the negative effects that the failure of delivery of possession of the Assets for Performance may generate on their value, where the Grantor shall be responsible for the loss of value of the Assets for Performance.

If this applies, La Fiduciaria shall appoint the Law Firm which shall be responsible for the legal proceeding, when needed. Such Law Firm shall be one of the law firms mentioned in Exhibit 7 hereto. In the event that the Law Firms listed under Exhibit 7 hereto are not providing services or do not accept the proposed assignment, La Fiduciaria – in coordination with the Beneficiary – shall appoint a first-level Law Firm as deemed appropriate. In no event shall La Fiduciaria take responsibility for the appointment of or the result of the work performed by the hired Law Firm.

All expenses incurred during the judicial procedures referred herein shall be borne by the Grantor. If these expenses are not available to La Fiduciaria within three (3) Business Days from its requests, this shall be assumed by La Fiduciaria according to the provisions set out in Clause 23 hereof.

8.7. Notwithstanding the foregoing, the Beneficiary may request La Fiduciaria to conclude or suspend the performance procedure of the Assets in Performance at any time before the award, transfer or sale thereof, without stating any reason and for the time deemed convenient, being able to renew the suspension period as many times as is necessary, and also to order the resumption of performance of the Assets for Performance.

The Beneficiary shall send La Fiduciaria, with a copy to the Grantor, a notice of the temporary suspension, extensions or resumption of performance of the Assets for Performance.

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8.8. In the event that a Notice for Performance is sent and La Fiduciaria or any third party authorized by La Fiduciaria following the Beneficiary’s indication, takes possession of the Assets for Performance, the Grantor and the Depositary shall undertake not to interrupt the possession by La Fiduciaria or the third party appointed thereby. In this regard, the Grantor and the Depositary are required to, among others, not carry out any action that, directly or indirectly, intends to reduce the value of the Assets for Performance or prevent La Fiduciaria, the Beneficiary or any third party appointed thereby from having access thereto.

The Grantor and the Depositary expressly admit that any conduct aimed at interrupting the possession of the Assets for Performance may constitute crime of usurpation, assuming the criminal consequences that such willful misconduct may generate, without prejudice to the civil liability derived from the interruption of the legitimate possession of the Assets for Performance by La Fiduciaria or any third party appointed thereby.

8.9. From the date in which La Fiduciaria takes possession of the Trust Assets, La Fiduciaria shall be responsible for their conservation in the most diligent manner.

8.10. It is hereby stated that the Grantor may request the suspension of the performance procedure of the Trust Assets, as long as it has paid, to the Beneficiary’s satisfaction, the full amount of the Guaranteed Obligations and other applicable expenses and costs stipulated in this Agreement, in which case the Beneficiary, once verified that the full amount has been paid by the Grantor, shall instruct La Fiduciaria to suspend the performance process of the Trust Assets within five (5) Business Days and to have such assets sent back to the Grantor. The aforementioned power shall be exercised by the Grantor at any time during the performance procedure and before it has been duly informed in writing to the awardee, buyer or acquirer of the Trust Assets who has been favored by the award, sale or transfer, where such award, sale or transfer shall be informed in writing to the Grantor within two (2) Business Days from its occurrence.

CLAUSE 9: FIXING SALES PRICE OF THE ASSETS FOR PERFORMANCE

9.1. To fix the sales price of the Assets for Performance that are part of the Trust Estate, La Fiduciaria, under Beneficiary’s instructions, shall hire an Appraiser or Investment Bank listed under Exhibit 6 hereto, which shall carry out the corresponding valuations in order to determine the realizable value and commercial value, as possible, of the Assets for Performance.

9.2. To this end, within three (3) Business Days following the receipt by La Fiduciaria of the Notice of Performance, La Fiduciaria shall choose from the list under Exhibit 6 hereto the Appraiser or Investment Bank, and shall notify the Beneficiary of such decision, with a copy to the Grantor, within the aforementioned term.

9.3. In the event that all the Appraisers or Investment Banks appearing under Exhibit 6 hereto have stopped providing services or cannot provide the required services after having expressed this in writing, La Fiduciaria, without taking any responsibility, shall appoint one (1) Appraiser or Investment Bank, nationally and internationally recognized reputation, all this within three (3) Business Days.

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9.4. Once the La Fiduciaria has chosen the Appraiser or Investment Bank, La Fiduciaria shall promptly notify in writing the Beneficiary, with a copy to the Grantor, of such decision, without taking responsibility for the appointment of such Appraiser or Investment Bank.

9.5. The valuation to be made shall include the realizable value and commercial value of the Assets for Performance individually and as a production unit of the Assets for Performance.

9.6. The fees of the Appraiser or Investment Bank, as well as any other duly reasonable and documented expenses incurred by La Fiduciaria or the Beneficiary or any third party hired by La Fiduciaria and/or the Beneficiary for these purposes, in relation to the performance of the Trust Estate shall be borne and paid out by the Grantor. In the event that such expenses are not made available to La Fiduciaria within three (3) Business Days from its request, this shall be assumed by La Fiduciaria according to provisions set out in Clause 23 hereunder.

CLAUSE 10: PERFORMANCE PROCEDURE OF THE TRUST STATE

10.1. In order to perform the Assets for Performance, the Beneficiary shall instruct La Fiduciaria regarding the performance procedure to be chosen. In this regard, the Beneficiary may decide if the performance shall be carried out; (i) by direct sale in favor of the Beneficiary or of any third party; or, (ii) by auction sale, either public or private.

10.2. The Parties hereby state that the modality used by La Fiduciaria to sell the Assets for Performance shall not be refuted and neither La Fiduciaria nor the Beneficiary shall assume any responsibility therefor.

10.3. Direct Sale

In the event that the Beneficiary choses direct sale of the Assets for Performance, La Fiduciaria shall proceed, according to the Beneficiary’s instruction, to: (i) award the Assets for Performance in favor of the Beneficiary; or, (ii) to offer through direct negotiation the Assets for Performance to the person(s) previously mentioned by the Beneficiary, in both cases La Fiduciaria shall consider as floor price for such sale one hundred percent (100%) of the realizable value determined according to the provisions set out in Clause 9 above.

10.4. Public or Private Auction Sale

10.4.1. In the event that the Beneficiary choses the auction sale, either private or public, the Beneficiary shall choose one of the Law Firms under Exhibit 7 hereto–which shall be different from the legal counsels of the Beneficiary– in order to proceed to elaborate the rules of the performance procedure, in coordination with La Fiduciaria. The Parties agree that the rules shall be reviewed and approved by the Beneficiary.

10.4.2. Once the bid rules are concluded, La Fiduciaria shall proceed to invite, privately or publicly, interested parties to submit offers for the Assets for Performance whose performance has been requested by the Beneficiary, taking as floor price for such invitation to offer one hundred per cent (100%) of the realizable value determined according to the provisions set out in Clause 9 above.

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For this purpose, La Fiduciaria shall convene possible bidders and interested persons directly and through publications in newspapers, magazines or any other means of wide circulation in the city of Lima; therefore, La Fiduciaria shall award the Assets for Performance whose performance has been requested by the Beneficiary to the highest bidder, without the sale modality being refuted; and without assuming any responsibility therefor. For this purpose, if the public offering of the Assets for Performance is decided, La Fiduciaria shall make at least three (3) compulsory publications with an interval of three (3) Business Days, being one of these in the Official Gazette “El Peruano”, and to specify in these publications the place and deadline for the receipt of offers/proposals and the date on which the sale and cancellation of price shall be carried out).

10.4.3. In the event that offering the Assets for Performance by public sale is decided, within the first five (5) Business Days from the last compulsory publications referred to hereinabove, La Fiduciaria shall not proceed with the sale of the Assets for Performance, where such term is the minimum term for the receipt of the purchase offers.

10.4.4. The terms mentioned in the invitations to offer, publications or rules of the performance procedure – as appropriate-, the bidders interested in the acquisition of the Assets for Performance shall send their offers to La Fiduciaria in two (2) closed and sealed envelopes which shall comply with the requirements established in the rules.

The first envelope shall contain: (i) the articles of incorporation and bylaws; (ii) powers of attorney of the bidder’s proxies who shall sign all the documentation –public or private- related to the acquisition of the Asset for Performance; and, (iii) copy of the identity document of the bidder’s corresponding bidder(s). If the bidder is an individual, the submission of item (iii) will suffice.

The second envelope shall contain the economic proposal for the acquisition of the Assets for Performance. The economic proposal shall include the cash payment of the price, in one installment and in immediately available funds in the Performance Account whose number shall be timely informed by La Fiduciaria.

If within the term specified in the invitations to offer, publications or rules of the performance procedure – as appropriate- for the receipt of purchase offers, La Fiduciaria does not receive purchase offers including the requirements mentioned in the aforementioned paragraphs of this section or if these do not comply with the rules, it shall carry out, within three (3) Business Days from the expiration of such term, a new call as set out under section 10.4.2. hereof, for which the floor price shall be reduced up to a percentage not higher than fifteen (15%) percent of the floor price of the immediate prior call, as per the Beneficiary’s instruction.

If valid purchase offers are not obtained in the previous calls, the aforementioned process of price reduction shall be repeated –upon the instruction of the Beneficiary- for up to two (2) occasions.

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10.4.5. If, according to the foregoing, there have been three (3) calls without obtaining any valid purchase offer according to the rules, La Fiduciaria shall inform the Beneficiary – with a copy to the Grantor- thereof, in order for the Beneficiary to instruct La Fiduciaria –with a copy to the Grantor- to: (i) make changes to the performance procedure agreed herein to maximize the performance value of the Assets for performance, whenever possible; (ii) to award in favor of the Beneficiary or any third party appointed by the former the Assets for Performance to the value offered as floor price in the last call, pursuant to the provisions set out in the immediate prior paragraph; or, (iii) to proceed within the three (3) Business Days to make and offer by public act where the Assets for Performance shall be awarded to the highest bidder (who may not be a subsidiary of La Fiduciaria or the Beneficiary), as long as the offer is approved by the Beneficiary, without assuming any responsibility for the price of such award.

10.4.6. As long as the Governing Laws are complied with and according with the rules, the Beneficiary, in any phase of the call and performance aforementioned established, shall request La Fiduciaria to have the Assets for Performance awarded in its favor; or, in favor of any third party appointed by the Grantor at the floor price of the last invitation, in the event that any offer has not been offered within the aforementioned terms, as per the instructions in writing received from the Beneficiary.

For this purpose, the Beneficiary, or, the third party appointed by the Beneficiary – as appropriate – shall give La Fiduciaria, by deposit into Performance Account, the amount needed to pay the concepts indicated in items (i) to (iv) of section 11.2.4. of Clause 11 hereunder, as per the updated settlement submitted by La Fiduciaria and any surplus that may correspond to the Grantor according to item (v) of section 11.2.4. of Clause 11 hereunder, if the award value of the Assets for Performance executed exceeds the full amount of the Guaranteed Obligations.

10.5. La Fiduciaria, at its sole discretion, is authorized to hire and use brokers, auctioneers or intermediaries to alienate the Assets for Performance, who shall follow the same performance procedure herein agreed. The fees of brokers or intermediaries shall be paid out according to the market practices from the monies earned as a result of the sale of the Assets for Performance.

10.6. The Parties represent that neither the Grantor, nor its shareholders, nor the affiliates of the Grantor (as per the concepts applicable to affiliates established in Resolution No. 5780-2015-SBS and Resolution No. 019-2015-SMV/01, as amended or repealed from time to time) shall submit offers for the acquisition of Assets for Performance, unless the Beneficiary instructs La Fiduciaria otherwise in the performance procedure.

10.7. For the purposes of the Trusts for Performance disposal by La Fiduciaria in favor of whomever is the awardee of each of them, La Fiduciary– in its capacity as holder of the trust ownership of such assets – shall be fully authorized to sign the public and private documents that may be necessary for the performance and transfer of property of the Trusts for Performance, as well as to carry out any act that may be needed for their transfer, without any reserve or limitation. Pursuant to article 252 of the Banking Act, La Fiduciaria does not require a special power of attorney to carry out such acts.

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Notwithstanding the foregoing, once the Trusts for Performance have been awarded to the awardee, the Grantor shall carry out all necessary actions to issue the corresponding proofs of payment corresponding to the Trusts for Performance.

10.8. The Performance Flows derived from the alienation of the Trusts for Performance shall be administered according to the provisions set out under section 11.2. of Clause 11 hereunder.

10.9. In the event that the award value is less than the amount of the Guaranteed Obligations, the Grantor is required to pay the difference to the Beneficiary with its own resources.

10.10. La Fiduciaria shall –at its sole discretion- request in writing additional instructions from the Beneficiary, supplementary instructions or clarifications to the instruction that may have received in order to determine the course of action to be adopted regarding any issue related to its duties and obligations according to this performance procedure of the Trust Estate.

10.11. All expenses incurred by La Fiduciaria for the delivery of invitations, execution, and transfer of the property of the Assets for Performance, as well as any other act that may be needed to transfer them in favor of the awardee referred herein shall be borne by the Grantor. If such expenses are not made available to La Fiduciaria within (3) Business Days from its request, this shall be assumed by La Fiduciaria according to the provisions set out in the Clause 23 herein.

CLAUSE 11: TRUST ACCOUNTS

11.1. Insurance Accounts:

11.1.1. La Fiduciaria shall open the Insurance Account in the Bank within two (2) Business Days from the receipt of the notice informing a claim has been made; Insurance Flows shall be deposited into this account.

11.1.2. La Fiduciaria shall inform the Beneficiary and the Grantor the account number within one Business Day following the date in which the Insurance Account is opened.

11.1.3. One hundred percent (100%) of the Insurance Flows derived from the Insurance Policies shall be deposited into the Insurance Account, which shall be part of the Trust Estate.

11.1.4. The application of the Insurance Flows, subject to the provisions set out in the Insurance Policies, shall be carried out as follows:

(i)	If La Fiduciaria has received a Notice of Performance, the Insurance Flows accredited in the Insurance Accounts shall be transferred by La Fiduciaria to the Performance Account, in order for the Insurance Flows to be paid out according to the instructions sent by the Beneficiary.

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(ii)	If the Beneficiary has not sent a Notice of Performance, the Insurance Flows shall be transferred to the Grantor in order to replace, repair, or substitute the Asset(s) affected by the claim or to acquire assets of the same kind.

According to the foregoing, the Grantor shall use the Insurance Flows received exclusively to repair, replace or substitute the Assets affected subject to the claim or to acquire assets of the same kind; prior approval of the Beneficiary is required for such funds to be used for a different purpose. Likewise, any unauthorized use of such funds by Trustee shall entitle the Grantor to send an Notice for Performance.

In order for the Grantor to acquire the new assets, La Fiduciaria shall transfer the Insurance Flows to the account provided timely by the Grantor.

11.2. Performance Accounts:

11.2.1. La Fiduciaria shall proceed to open the Performance Account within one (1) Business Day from the receipt of the Notice of Performance requesting the opening of the Performance Account or a later instruction by the Beneficiary whereby the opening of the Performance Account is ordered.

11.2.2. La Fiduciaria shall inform the Beneficiary and the Grantor the account number within one Business Day following the date in which the Performance Account is opened.

11.2.3. One hundred percent (100%) of the Performance Flows shall be deposited into the Performance Account, which shall be part of the Trust Estate.

11.2.4. The application of the Performance Flows shall be carried out as follows:

(i)	First, to pay the taxes owned in relation with the Trust Assets which is part of the Trust Estate.

(ii)	Second, to pay the expenses for the administration, protection and execution of the Trust Estate incurred by La Fiduciaria or the Beneficiary, as well as other pending duly documented expenses with third parties in relation to the administration and the execution process.

(iii)	Third, to pay the compensations that the Grantor may be owing to La Fiduciaria, by virtue of the Compensations Arrangement.

(iv)	Four, to amortize and/or pay off, according to the updated settlement that the Grantor shall give La Fiduciaria, the amount of the outstanding Guaranteed Obligations. This amount shall be paid by La Fiduciaria into the account or accounts indicated by the Beneficiary, as per the details sent by Beneficiary; La Fiduciaria shall not be liable for the use or application of such funds.

(v)	After having paid all the sums referred to in previous items, the funds remaining from the disposition of the Trust Assets, if any, shall be given to the Grantor or to the person appointed by the Grantor in writing.

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11.2.5. La Fiduciaria shall not be liable to the Parties and/or any third party if the Performance Flows accredited in the Performance Account are not enough to pay all the outstanding Guaranteed Obligations; and shall only be required to issue and deliver the payment settlement to the Beneficiary of the amounts actually paid, indicating the items paid according to the instructions given by the Beneficiary.

11.2.6. If the Performance Flows are not enough to pay all the outstanding Guaranteed Obligations, the Grantor shall be required to pay the difference to the Beneficiary, with its own resources.

11.3. Expropriation Accounts:

11.3.1. La Fiduciaria shall proceed to open the Expropriation Account within two (2) Business Days following receipt of the notice including the resolution by the last instance determining the compensation (fair price) for the expropriation of any of the Assets; Expropriation Flows shall be deposited into this account.

11.3.2. La Fiduciaria shall inform the Beneficiary and the Grantor the account number within one Business Day following the date in which the Expropriation Account is opened.

11.3.3. One hundred percent (100%) of the Expropriation Flows derived from the collection of the compensation (fair price) paid for the expropriation of any Assets shall be deposited into the Expropriation Account, which shall be part of the Trust Estate, and without any Party taking responsibility for the actual payment of such compensation by the corresponding state entity, except for the coordination and best reasonable efforts needed to speed up such payment.

11.3.4. The application of the Performance Flows shall be carried out as follows:

(i)	If La Fiduciaria has received a Notice of Performance, the Expropriation Flows accredited in the Expropriation Accounts shall be transferred by La Fiduciaria to the Expropriation Account, in order for the Expropriation Flows to be paid out according to the instructions sent by the Beneficiary.

(ii)

If the Beneficiary has not sent a Notice of Performance, the Expropriation Flows shall be; (a) kept in the Expropriation Account until (x) the Grantor has transferred in trust ownership to the Trust Estate one or more additional assets of its property, whose realizable value is equal to or more than the realizable value of the expropriated Asset according to the last appraisal performed according to section 7.2 of Clause 7 above, in such case La Fiduciaria shall proceed to transfer the amount indicated by the Beneficiary, accredited in the Expropriation Account to the Grantor’s account provided in writing to La Fiduciaria, or (xx) La Fiduciaria has received a Notice of Performance, in such case item (i) shall apply; or (b) transferred to the Grantor with the only purpose of being used to pay partially or fully the acquisition price of the assets similar to the expropriated Assets and whose realizable value is equal to or more than the realizable value of the last appraisal performed according to section 7.2 of Clause 7 above –which shall be deemed as automatically transferred in trust ownership to this Trust Estate, or that such acquired Assets along with the others that the Grantor may transfer in trust ownership to the Trust

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Estate have jointly a realizable value equal to or more than the realizable value of the expropriated Assets, as per the last appraisal performed according to this Agreement, without prejudice to the documents that must be signed by the Parties in order to formalize the transfer of the new Assets to the Trust Estate.

Any use of the Expropriation Flows for other purposes shall be previously approval by the Beneficiary. Likewise, any other unauthorized use by the Beneficiary shall allow the Beneficiary to send a Notice of Performance.

11.4. La Fiduciaria may hire –to better performance its functions– the bank services provided by the Bank which may be necessary for the proper administration of the Trust Estate.

11.5. The handling, taxes or commissions generated by the transaction and maintenance of the Trust Accounts, as well as for the funds transfer made to and from such accounts –including interbank transfers– and the bank services hired according to the previous paragraph, shall be borne according to Clause 23 hereunder.

11.6. The Grantor shall be considered as the account holder of the Trust Accounts only for the purposes of the Financial Transaction Tax (FTT).

CLAUSE 12: OBLIGATIONS OF LA FIDUCIARIA

By virtue of the Agreement, La Fiduciaria undertakes the following:

12.1. To request the opening of the Trust Accounts in the name of the Trust Estate in the terms and at the times hereby established.

12.2. To receive from the Grantor the Trust Assets in trust ownership, the same that are part of the Trust Estate, according to this Agreement.

12.3. To act in accordance with the provisions set out in this Agreement and with the instructions given by the Beneficiary, according to the provisions set out in this Agreement; informing the Beneficiary of the development of its activities and the expenses incurred in the compliance with its activities.

12.4. To give prompt notice, within one day as maximum following the date in which it is aware of, to the Beneficiary of any event or circumstance that La Fiduciaria is aware of or has been informed of by the Grantor, that somehow affects the Trust Estate or jeopardizes or threatens the rights of La Fiduciaria or the Beneficiary.

12.5. To carry out all the arrangements to transfer the Trust Assets in its favor in its condition as trustee, including all arrangements necessary to register the Agreement in the Credit Scoring Unit (Central de Riesgos) of the SBS to publish the establishment of the Trust Estate in the Official Gazette “El Peruano.” Likewise, La Fiduciaria shall monitor the registration of the Agreement, as amended, in the corresponding registry.

12.6. To carry out, either directly or indirectly through third parties, the inspections of the Trust Assets, according to the provisions set out under section 7.2 of the Clause 7 above.

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12.7. To act in accordance with the provisions set out in this Agreement.

12.8. To comply with the task and purpose of this Agreement, by carrying out all necessary acts, with the same care that it has for its businesses.

12.9. To assume the defense of the Trust Assets, according to Clause 22 hereunder, in order to protect this and any other inherent right.

12.10. To carry out the monitoring of the registration procedure of this Agreement with the Contracts Register and in the Real Estate Registry of the National Superintendency of Public Registries – as appropriate, to be carried out by the Grantor.

12.11. To carry out the activities requested for a proper defense of the Trust Estate according to the provisions set out in Clause 22 hereunder.

12.12. To have a clearly separation between the Trust Estate and its own estate, including other property and rights that may be included in the Trust Estate in a future.

12.13. To keep separate accounting records of the Trust Estate, in the duly legalized books, without prejudice to other applicable accounts and records in its own books, which shall be included in such accounting, complying with the accounting and tax obligations of the Governing Laws.

12.14. To draft and submit the semiannual financial statements and annual reports of the Trust Estate, making them available to the Beneficiary, the Grantor, and the SBS. The information shall be available to the Parties by the extranet of La Fiduciaria. The financial statements shall be sent once they are received by La Fiduciaria. The Parties agree that La Fiduciaria may submit the annual report and the financial statements of the end of the year – according to article 10 of the Regulation –within the first ninety (90) calendar days of each year.

12.15. La Fiduciaria shall allow the Grantor and the Beneficiary –as long as they have the Bank system- access to the Trust Accounts through the corresponding computer system provided by the Bank.

12.16. If necessary, to execute and transfer the Trust Assets, either directly or indirectly, through third parties, according to the instructions given by the Beneficiary, and according to this Agreement, by keeping the Trust Assets in the best possible conditions.

12.17. Upon termination of the Agreement, to proceed with the return of the Trust Assets which are part of the Trust Estate to the Grantor, according to the Grantor’s contributions, as long as these have not been transferred as a result of the receipt of a Notice of Performance.

12.18. To return any surplus to the Grantor that may have resulted from the execution of the Trust Assets, after having paid all the Guaranteed Obligations and other applicable concepts as per the Agreement, according to section 11.2 of Clause 11 above.

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12.19. The other corresponding obligations established in the Agreement, the Banking Act, the Regulation, and the Governing Laws.

CLAUSE 13: OBLIGATIONS OF THE GRANTOR

By virtue of the Agreement, the Grantor undertakes the following:

13.1. To transfer in trust ownership, by executing this Agreement, to La Fiduciaria the Trust Assets in the same conditions it has at the time of execution of this Agreement.

13.2. To pay all the taxes, complying with all the substantive and formal obligations referred to the taxes that may encumber the Trust Assets, this Agreement, as well as the taxes that affect or may affect the trust transfer derived from this Agreement, pursuant to Clause 28 hereunder, and to comply with all the other obligations related to such taxes.

13.3. To give notice to La Fiduciaria and the Beneficiary, through the Grantor, within five (5) Business Days, of being aware of any event or circumstance that affect or may adversely affect the Trust Estate; or, within three (3) Business Days, of being aware of any event or circumstance that affect or may affect the validity or efficiency of the Agreement.

13.4. To adopt all necessary actions and measures for the conservation of the Trust Assets.

13.5. To allow the access of personnel of La Fiduciaria and the Appraisers and Investment Banks to the facilities in which the Trust Assets is placed, as stated in this Agreement.

13.6. To allow the inspections of the Trust Assets, and to provide the Appraiser with the necessary information according to section 7.2. of Clause 7 above.

13.7. To register the Agreement in the corresponding Public Registries within the term set out under section 6.8 of Clause 6 above.

13.8. To provide La Fiduciaria all the information required as necessary or reasonable for the defense of the Trust Estate, according to Clause 22 hereunder.

13.9. To contract, renew, endorse, and pay the Insurance Policies and to pay off all the corresponding premiums, as long as they are valid and endorsed (or assigned, according to the Assets) in favor of La Fiduciaria, and to comply with processing and obtaining the incorporation of La Fiduciaria as a co-assured and/or beneficiary of the Insurance Policies, pursuant to section 7.3 of Clause 7 above.

13.10. To give La Fiduciaria the initial appraisal report including the value of the Trust Assets (which shall not have more than one year) on the date in which this Agreement is signed, in the same terms established for the annual appraisal in section 7.2. of Clause 7 above. Notwithstanding the foregoing, it shall provide the additional information to be reasonable requested by La Fiduciaria for the purposes of this Agreement and to comply with the Banking Act, the Regulation and the other applicable regulations, within five (5) calendar days following each requirement.

13.11. To pay timely the La Fiduciaria’s compensation, according to the Compensations Arrangement signed between the Grantor and La Fiduciaria.

13.12. To transfer the necessary resources to pay the expenses incurred in the administration and defense of the Trust Estate to La Fiduciaria, according to Clause 22 hereunder.

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13.13. To comply with the formal and substantive obligations of all taxes that may encumber the Trust Assets.

13.14. To inform La Fiduciaria about the existence of a claim on the Trust Assets given to the Trust Estate, which occurs after the date in which this Agreement is signed and may cause a change in the value of the Trust Assets.

13.15. To return to the other Parties the resources that these may have used to pay the duly documented expenses before third parties during the term of the Agreement, according to Clause 23 hereunder.

13.16. To inform La Fiduciaria of any event or circumstance that may generate a change in the value of the Trust Assets within five (5) Business Days of becoming aware thereof. For the purposes of this section, it shall be deemed as a change in the value of the Trust Assets whenever there is a difference in their book value, according to the accounting reports that the Grantor shall elaborate quarterly and which shall be informed to the Beneficiary on the date in which the Grantor shall send the Beneficiary its financial statements, according to the provisions set out in the Loan Agreement, which shall not include the biological asset.

13.17. To send La Fiduciaria, within five (5) Business Days following its requests, all information that may be required by La Fiduciaria and which is necessary and reasonable for the defense of the Trust Estate, according to Clause 22 hereunder. If there is a reasonable request from the Grantor, such term may be extended by an additional term agreed between the Grantor and the Beneficiary.

13.18. To send La Fiduciaria within the first five (5) Business Days of every month updated book values regarding the Trust Assets and other accounting documentation which may be requested by La Fiduciaria regarding the Trust Assets.

13.19. In the event of performance of the Trust Estate, to provide or to make available when requested, within five (5) Business Days, to La Fiduciaria the possession of property part of the Trust Estate or the documents which represent such property which are under its control.

13.20. To comply with (i) paying, timely and fully, all fees, rights and Licenses, authorizations that may be requested for the proper functioning and transaction of the Assets, as they function and transact to date of this Agreement; and, (ii) to keep in effect, renew or obtain the rights and Licenses requested for the proper functioning and transaction of the Assets, as they function and transact to the date of this Agreement.

13.21. The other corresponding obligations established in the Agreement, the Banking Act, the Regulation, the Governing Laws, as well as in any other regulation that may be enacted.

CLAUSE 14: TERM OF THE TRUST AND SETTLEMENT OF THE TRUST ESTATE

14.1. The Parties agree that this Agreement shall be valid from the date in which the Agreement was executed until the payment of all the Guaranteed Obligations or until the maximum term contemplated in the Banking Act, whichever is earlier.

14.2. Also, the Parties expressly state that the term of this Agreement may be concluded when the Beneficiary informs La Fiduciaria by written notice of this, with a copy to the Grantor. In this case, La Fiduciaria shall proceed, within five (5) Business Days following the date of receipt of such notice, to deliver and transfer the ownership and title, as well any other accessory, supplementary or related, either directly or indirectly, to the Assets in favor of the Grantor, by signing a private document of termination of the Agreement, which may be unilateral.

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14.3. Notwithstanding the provisions set out under section 14.1 hereunder and pursuant to subparagraph 6) of article 269 of the Banking Act, this Agreement shall automatically terminate and cease the full execution of the Trust Assets as detailed in Clause 8 and suite herein, according to the procedure established in such Clauses of this Agreement.

14.4. If for any reason the Trust Estate and the Agreement terminate, the Parties agree that Clause 16 of this Agreement shall survive the termination of the Trust Estate and the Agreement; therefore, the Grantor shall be required to comply with all the terms and conditions of Clause 16 hereunder, in spite of the termination of the Trust Estate and the Agreement.

14.5. If, after the execution of Clause 8 and suite clauses of the Agreement, there are remaining flows in the Trust Accounts, La Fiduciaria shall transfer such flows into the account or accounts indicated for that purpose by the Grantor. Once such funds have been transferred, La Fiduciaria shall proceed to request closing of such bank accounts.

14.6. After the settlement of the Trust Estate, such trust estate shall be deemed terminated, having La Fiduciaria to submit the corresponding report of termination of the trust within ninety (90) days from its termination.

CLAUSE 15: LA FIDUCIARIA’S COMPENSATION

15.1. La Fiduciaria shall charge the Grantor for the task hereby assigned, the commissions previously agreed with La Fiduciaria in the Compensations Arrangement, which shall be invoiced to the Grantor.

15.2. The Grantor shall be required to pay such commissions to La Fiduciaria within five (5) Business Days from the request.

If the Grantor does not comply with paying all the aforementioned commissions, La Fiduciaria may request from the Bank the charge for the amount of such commissions in any account that the Grantor may have opened in such banking institution, for which La Fiduciaria shall send the Bank a copy of the invoice delivered to the Grantor, authorizing the latter to irrevocably accept such charges.

15.3. The aforementioned commissions do not include the General Sales Tax (IGV) or the other taxes that may be levied according to the Governing Laws, where the Grantor is responsible for paying such taxes, except for the Income Tax (Impuesto a la Renta) or any other taxes that may be levied upon the activity and incomes and/or profits of La Fiduciaria.

CLAUSE 16: LIMITATION OF LIABILITY

16.1. The Parties recognize, agree, and represent that La Fiduciaria’s functions under this Agreement are not discretionary and are subject to the provisions herein contained. In addition, the Parties represent that the obligations assumed by La Fiduciaria hereunder are of means and not of results and that, in this regard, they shall be given by La Fiduciaria observing the Clauses herein contained, as well as the applicable provisions set out for that purpose in the Banking Act and the Regulation, and the written instructions that, for that purpose, are notified by the Grantor or the Beneficiary.

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In this regard, La Fiduciaria’s liability arising from the Agreement is limited to breach, caused by gross negligence or fraud, of such provisions, obligations and instruction, all this in compliance with article 259 of the Banking Act. Therefore, La Fiduciaria shall be exempt from any liability for damages in relation to the Grantor and the Beneficiary, its representatives and/or third parties, its assignees or successors, provided it complies with the duly diligence, the provisions herein contained, and the written instructions sent to La Fiduciaria.

16.2. Notwithstanding the foregoing, the Parties expressly agree that the Grantor expressly and unconditionally agrees and undertakes to indemnify La Fiduciaria and each of its corresponding officers, directors, employees, agents and advisors, for any and all of the damages, including reasonable lost profits, that La Fiduciaria may suffer as a direct or indirect consequence of the acts or instructions of the Parties, despite having performed according to provisions set out in this Agreement and whenever there is no gross negligence or fraud by La Fiduciaria in relation to the signing and execution of this Agreement, including, without limitation, the cases in which La Fiduciaria, either during or after the term of the Agreement, up to ten (10) days from the expiration date of the Agreement, were subject to lawsuits, claims, legal actions, precautionary measures within or outside the process or claims, brought by any reason that are not attributable to La Fiduciaria and before any judicial, arbitration or administrative jurisdiction by third parties, whoever may be, thus remaining, in any case, the Grantor obliged to assume and pay all legal costs and fees that are reasonable and duly justified, of the aforementioned judicial and/or arbitration and/or administrative procedure, as well as to assume and pay all amounts that La Fiduciaria is required to pay in compliance with resolutions, sentences or orders issued in the aforementioned judicial and/or arbitration and/or administrative procedures.

16.3 The Parties agree that La Fiduciaria shall hire its own external legal counsel and the expenses connected to such external legal counsel shall be paid as stipulated on Clause 23 hereunder. In case of officers, directors, employees, agents, and advisors of La Fiduciaria are involved in the same lawsuit or proceeding, whether administrative, judicial or arbitration, they shall all be represented by the same law firm or external legal advisors, unless there is conflict of interest among them; in this case, each of the parties involved in the conflict of interests shall have a different external counsel.

CLAUSE 17: RESIGNATION OF LA FIDUCIARIA

17.1. La Fiduciaria may resign to its position due to duly justified causes accepted by the SBS, giving prior notice to the Grantor, the Beneficiary, and the SBS. For the purposes of this Agreement, the term referred to in the second paragraph of article 269 of the Banking Act shall begin once the acceptance of the resignation by the SBS has been informed to La Fiduciaria, the Grantor, and the Beneficiary. In view of the resignation of La Fiduciaria, the following shall apply:

17.1.1. The Grantor and the Beneficiary, by mutual agreement, shall appoint a successor trustee within four (4) months from the acceptance of resignation by the SBS, such appointment shall be deemed as valid once it is informed to La Fiduciaria.

17.1.2. The successor trustee shall accept such appointment in writing, the acceptance shall imply the signing of the Agreement of Transfer of Trust, as well as the delivery of documents evidencing the rights on the Trust Estate with the corresponding notarial certificate of receipt.

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Acceptance shall be give within forty-five (45) calendar days following the appointment of the successor trustee. Once such appointment has been accepted, the successor trustee shall thereinafter enjoy all rights, privileges, and obligations of La Fiduciaria.

17.1.3. La Fiduciaria is required to grant all documents, either public or private, and to carry out all corresponding acts to transfer all its rights and powers, as well as the property part of the Trust Estate, to the successor trustee. All expenses incurred for the appointment of the successor trustee shall be borne by the Party or the Parties that triggered the resignation of La Fiduciaria, including the necessary costs to comply with provisions set out under section 17.3 hereunder. If the resignation of La Fiduciaria is not attributable to any of the Parties, the expenses incurred for the resignation shall be borne by La Fiduciaria.

17.1.4. La Fiduciaria shall give in writing an accurate and documented account of its management to the Grantor, the Beneficiary, and the SBS.

17.2 La Fiduciaria shall be exempted from any other duty or obligation as trustee by virtue of this Agreement, once the Trust Estate is given to the successor trustee, fact that shall be recorded pursuant to section 17.1.2 above, or if the successor trustee is not appointed within the term established in section 17.1.1 above.

17.3 The Beneficiary may require La Fiduciaria, within the four (4) months from the acceptance of resignation by the SBS, the pledging of moveable warranty and a mortgage in favor of the Beneficiary on the property and rights part of the Trust Estate, which shall be removed once the Agreement of Transfer of Trust is signed. In this regard, La Fiduciaria is required to sign all necessary documents, either public or private, to formalize the above-mentioned collaterals.

17.4 It is expressly stated that if the term calculation referred to in article 269 of the Banking Act is required, the proceeding established in the appropriate laws shall be applied, where the aforementioned proceeding shall remain valid insofar as it is not in contradiction to the abovementioned proceeding.

CLAUSE 18: REMOVAL OF LA FIDUCIARIA

18.1 The Grantor and the Beneficiary may, by mutual agreement, replace La Fiduciaria giving thirty (30) calendar days prior notice to La Fiduciaria. In such event, conditions set out in Clause 17 above shall apply, as appropriate. La Fiduciaria shall collaborate and give all reasonable support in order to guarantee a transition without problems to the successor trustee.

18.2 All expenses incurred for the appointment of the successor trustee shall be borne by the Grantor. If such funds are not made available to La Fiduciaria within three (3) Business Days following its requirement, these shall be incurred by La Fiduciaria according to provisions set out in Clause 23 of the Agreement. If the causes for the removal are attributable to La Fiduciaria, La Fiduciaria shall bear the full costs caused by its removal.

CLAUSE 19: TRUST FACTOR

19.1 Pursuant to article 9 of the Regulation, La Fiduciaria shall appoint – within fifteen (15) calendar days from the effective date of this Agreement—the Trust Factor hereof, thus informing the Grantor and the Beneficiary about this appointment within such term.

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19.2 La Fiduciaria shall inform SBS about the appointment of the Trust Factor within fifteen (15) calendar days from the appointment thereof. SBS may remove the Trust Factor by a duly justified resolution.

19.3 In case of substitution or removal of the Trust Factor, La Fiduciaria shall appoint the substitute trust factor and shall inform in writing the Grantor and the Beneficiary about this change, as per section 19.2 above.

CLAUSE 20: COMMUNICATIONS NOTICES AND DOMICILE

The Parties agree that any and all judicial, arbitral or out of court communications and/or notices between the Parties shall be made at the addresses indicated below:

20.1. Direct or notarized letters sent to the following addresses:

•	To Grantor	Av. El Derby 250, 4th Floor, Santiago de Surco

•	To La Fiduciaria	Calle Los Libertadores 155, 8th Floor, San Isidro

•	To Beneficiary	Jiron Carlos Villaran 140, La Victoria

•	To Depositary	Av. El Derby 250, 4th Floor, Santiago de Surco

The letters shall be deemed as delivered upon acknowledgment of receipt, which shall have a stamp with the reception date.

20.2. By emails from and to the following addresses:

•	To Grantor	Administrative and Finance Management Office:
mcouturier@camposol.com.pe, cpaskvan@camposol.com.pe jyesquen@camposol.com.pe
Legal Department:
aarrieta@camposol.com.pe jmolina@camposol.com.pe

•	To La Fiduciaria	Operations Department
Main email: operaciones@lf.pe
Secondary emails: ppostigo@lf.pe, avelasquez@lf.pe
Accounting Department: smontes@lf.pe, gmontenegro@lf.pe
Legal Department: jhopkins@lf.pe, aalmendariz@lf.pe, lpure@lf.pe
Others: pcomitre@lf.pe, rparodi@lf.pe

•	To Beneficiary	rpalaciosp@intercorp.com.pe; aburneo@intercorp.com.pe

•	To Depositary	jramirezr@camposol.com.pe

The emails shall be deemed as delivered to the Parties upon receipt of confirmation report.

20.3. The only persons authorized to send notices are:

•	TRUSTOR:	Manuel Salazar Diez Canseco, CEO
Maria Cristina Couturier, CFO

•	La Fiduciaria:	Operations Department: Paola Postigo Carrera, Ana Velasquez
Accounting Department: Susana Montes Armestar, Guadalupe Montes Valenzuela
Legal Department: Juan Jose Hopkins Brocq, Alejandro Almendariz Small, Lila Pure Vizcarra

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Others: Paulo Cornitre Berry, Rafael Mauricio Parodi Parodi

•	Beneficiary	Roberto Palacios Pando and/or Adriana Burneo Hurtado

•	Depositary	Jorge Luis Ramirez Rubio

20.4. To the following telephone numbers:

•	To Grantor	621-0800, extension # 7015

•	To La Fiduciaria	710-0660

•	To Trustee	219-2000

•	To Depositary	621-0800, extension # 7015

20.5. By facsimile, to the following numbers:

•	To Grantor	475-0789

•	To La Fiduciaria	222-4260

•	To Trustee	475-0789

The Grantor represents that the abovementioned contact persons have sufficient powers to send instructions to La Fiduciaria. This shall be verified in the certificate of incumbency delivered to La Fiduciaria upon or prior to the execution of this Agreement. Any change of address, emails, and/or persons authorized to send notices shall be informed to the counterparties by notarized letter using the form under Exhibit 8 hereto, and the updated information shall be applicable only to notices sent after the date of receipt of such notarized letters. In all cases, the new addresses shall be located in the city of Lima.

Also, if the Grantor wishes to change any contact person, the Grantor shall attach to the notice requiring such modifications the certificate of incumbency along with the express and sufficient powers to give instructions to La Fiduciaria to administer this Agreement.

When this Agreements refers to written communications, it shall mean a notice delivered in accordance with section 20.1 above.

CLAUSE 21: AMENDMENTS TO THE AGREEMENT

The Parties reserve the right to amend, by mutual consent, the terms of the Agreement when necessary. Amendments shall become valid upon signature of the contract by the Parties, or on the date agreed by them. Any amendment to the Agreement shall be made necessarily through and addenda formalized by a Public Deed, except for the modifications to addresses, emails, and/or persons authorized to send notices, which shall be carried out according to the proceeding described in the aforementioned Clause.

CLAUSE 22: TRUST ESTATE DEFENSE

22.1. If necessary or convenient to carry out any act or intervene in any action, exception or precautionary measure, either judicial or out of court, in order to protect the Trust Estate, as well as any of its inherent rights, La Fiduciaria, without assuming any liability, shall designate the Law Firm(s) suggested by the Beneficiary among those mentioned in Exhibit 7 hereto, or in the event La Fiduciaria fails to comply with designating a Law Firm to be take over its defense within three (3) Business Days from the date when La Fiduciaria requested the appointment of such law firm; the latter, without assuming any liability, shall proceed to designate one of the Law Firms under Exhibit 7 hereto, which shall be responsible for the corresponding judicial, administrative or out of court procedures.

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22.2. If the Law Firms listed under Exhibit 7 hereto are not rendering services or do not accept the job in writing, La Fiduciaria shall propose at least two (2) first level Law Firms to the Beneficiary who shall choose the Law Firm to be hired within the two (2) Business Days from the date in which La Fiduciaria requested the appointment of the Law Firm. If the Beneficiary does not give notice of this decision to La Fiduciaria within the term established, La Fiduciaria shall designate a Law Firm form the list proposed.

22.3. In any case, La Fiduciaria shall inform the Beneficiary and the Grantor about the appointment and the job.

22.4. It is expressly stated that La Fiduciaria shall not be liable for the appointment of the Law Firm or the results obtained by this appointment, but La Fiduciaria shall use its best effort in defense of the Trust Estate.

22.5. The expenses incurred during the defense of the Trust Estate shall be borne by the Grantor. If such expenses are not brought before La Fiduciaria within the three (3) Business Days from its requirement, these shall be assumed by La Fiduciaria according to the provisions set out in Clause 23 hereunder.

CLAUSE 23: COSTS AND EXPENSES

23.1. All the duly documented and reasonable expenses established herein, as well as the taxes, expenses and costs arising from the establishment, administration, defense, and return –if appropriate– of the Trust Estate, including, but not limited to: (i) fees and commissions payable to La Fiduciaria; (ii) expenses including notary fees, registration fees, attorney fees, and expenses for the publication in the Peruvian Gazette “El Peruano,” according to the provisions set out in article 245 of the Banking Act, payment and expenses incurred by the Depositary, related to valuation, appraisal, judicial, out of court, and any other expenses derived from the establishment, administration, defense, performance, and return of the Trust Estate; (iii) taxes owed in relation with the Trust Estate, either current or future, as well as the taxes that may affect this transfer in trust ownership; and (iv) compensatory and late interest derived from the previous concepts shall be paid by the Grantor with its own resources. If New Grantors are included, this shall assume jointly and severally those expenses and costs.

23.2. If the Grantor does not comply with providing La Fiduciaria with the funds required to pay the expenses and costs mentioned above within the five (5) Business Days from their request, in order to avoid the occurrence of damages to the Beneficiary’s interests, the Grantor shall transfer the amounts required to cover these expenses and costs to La Fiduciaria, where the Grantor shall repay such amounts or the Beneficiary may collect such amounts from the Performance Flows.

CLAUSE 24: PERSONAL DATA

24.1 Pursuant to Law 29733 on Personal Data Protection, the Grantor, upon execution of this contract, expressly consents that its personal data disclosed herein or by virtue of this agreement or otherwise shall be cleared. Also, the Grantor expressly agrees that La Fiduciaria may share the personal data with third parties such as the Financial System Institutions in order to perform this Agreement.

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24.2 The Grantor represents that all the data provided herein is true and updated and that Grantor has been informed about the uses that La Fiduciaria may make regarding such information, thus the Grantor shall promptly notify La Fiduciaria in writing about any change.

Also, the Grantor acknowledges it is aware it has the rights to exercise the rights of access, rectification, opposition, and cancelation of the personal data provided to La Fiduciaria, which may be exercised by sending written notice to La Fiduciaria.

CLAUSE 25: GOVERNING LAW

Any matter not stipulated in this document and the Agreement shall be governed by the laws of Peru and, specially, by the provisions set out in the Banking Act, the Regulation, the Governing Laws, as amended or repealed from time to time.

CLAUSE 26: ARBITRATION

The Parties and the Depositary expressly agree that any dispute or controversy arising out of or in connection with construction or performance of the Agreement, including those related to its nullity or invalidity, shall be settled by legal arbitration, which shall be subject to the following rules:

26.1. The arbitration shall be conducted by an Arbitration Tribunal consisting of three (3) members.

26.2. The arbitration shall be conducted under the administration and according to the regulations and statutes of the Lima Chamber of Commerce’s Arbitration Centre (hereinafter, the “Center”), which the parties declare to know, unless otherwise explicitly agreed by the parties to the dispute.

26.3. The Arbitration Tribunal shall consist as follows:

26.3.1. If there are two (2) disputing parties, each one shall appoint an arbitrator and the two arbitrators so appointed shall designate by mutual agreement the third arbitrator within ten (10) calendar days from the date in which one of the parties expresses in writing its willingness to use this Clause; if one of the parties fails to designate its arbitrator within said term, such arbitrator shall be designated by the Center. Also, in the event that the arbitrators designated by the parties do not appoint the third arbitrator within the term established in the previous paragraph, the Center shall appoint the third arbitrator.

26.3.2. If there are three (3) or more disputing parties, the three (3) arbitrators shall be appointed by the Center, among which the Center shall designate the president of the Arbitration Tribunal.

26.4 The Arbitration Tribunal shall render its unappealable award within one hundred and twenty (120) Business Days from the date on which it is established. Also, the Arbitration Tribunal may be responsible for ruling on the dispute, as well as to grant an extension to render the award if necessary.

26.5 The place of arbitration shall be the city of Lima, Peru, and the language used during the arbitration proceeding shall be Spanish, unless otherwise agreed by the disputing parties.

26.6 The expenses and costs corresponding to the arbitration shall be borne by the party as stipulated in the award.

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26.7 In the event that any of the parties decides to bring an action for annulment against the award before the Judiciary, such party shall previously constitute in favor of the party or opposing parties a Guarantee Letter granted by a first class Bank in Lima, equal to the amount of the penalty established in the award, if the amount has not been established, the Guarantee Letter shall be granted for an amount equal to USD 50,000.00 (Fifty thousand US Dollars) to the opposing parties, such guarantee letter shall be joint and several, irrevocable, unconditional, and enforceable if such action, in final decision, is found u grounded. Such Guarantee Letter shall be in force during the process and shall be submitted in custody to a notary public in and for the city of Lima, unless it must be submitted in custody to the Court of Appeals pursuant to a legal provision.

26.8. The Parties and the Depositary shall submit expressly to the jurisdiction of the judges and tribunals of Lima Downtown for any intervention of the judges and ordinary tribunals within the arbitration process, thus waiving to their natural jurisdictions.

26.9 The Parties and the Depositary expressly state that this Clause shall not be applicable if there are controversies or disputes related only to the eviction of the Grantor or other third-party possessors of the Assets for Performance. In such case, the Parties and the Depositary shall submit themselves to the jurisdiction of the judges and tribunals of Lima Downtown, thus waiving to their natural jurisdiction.

CLAUSE 27: SEVERABILITY

The Parties state that the Clauses and sections of the Agreement are severable, in the event that any Clause or section is held to be void or invalid, that shall not affect the legality and validity of the remaining clauses or sections of the Agreement. In this case, the Parties hereto shall negotiate in good faith to replace such invalid or unenforceable provision by equitable valid and enforceable provisions which shall correspond as closely as possible to the original intentions of the Parties.

CLAUSE 28: TAX ASPECTS REGARDING THE TRUST ESTATE

28.1 The Grantor shall send La Fiduciaria copies of the Affidavits corresponding to the incomes and/or taxes that the Grantor is required to report and/or pay in relation to the Agreement and the Trust Estate; as well as to its compliance, by sending copies of the proof of payments made, according to the provisions set out under section 13.2 of Clause 13 above.

28.2 La Fiduciaria, if necessary, shall regularize the compliance with all tax obligations, either formal or substantive, charging the duly documented expenses to the Grantor, according to the provisions set out in Clause 23 above. To this end, La Fiduciaria shall give prior notice to the Grantor in order for the Grantor to prove compliance with its tax obligations, which shall be made within ten (10) Business Days from the receipt of such notice.

28.3 In the event that La Fiduciaria receives any determination resolution, fine resolution, order of payment or any other communication from the Tax Administration or any other local, regional or central authority, which requires the payment of any other tax that may be originated upon signature or performance of the Agreement, the transfer of the Trust Assets to the Trust Estate, or the Trust Assets itself, La Fiduciaria shall send the Grantor a letter attaching a copy of the documentation sent by the Tax Administration and requiring sending proofs of payment of all the taxes, charges for delay, interests, fines, and other applicable charges or copy of the action brought before the corresponding Tax Administration, in case of contesting such tax order.

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28.4 Proofs of payment, as well as the actions brought, shall be submitted to La Fiduciaria within five (5) Business Days from the term expiration to challenge the requirement; otherwise, La Fiduciaria may opt, without any liability, to make the payments by charging the expenses incurred to the Grantor.

CLAUSE 29: ASSIGNMENT OF RIGHTS AND CONTRACT POSITION

29.1 The Parties expressly states that the Grantor shall not assign or transfer its obligations or rights conferred by this Agreement to third parties, without any prior, express, written authorization from La Fiduciaria and the Beneficiary.

29.2 The Beneficiary may assign or transfer its rights granted by this Agreement to other banks or financial institutions subject to the provisions set out in the Loan Agreement, and with prior, express, written authorization from La Fiduciaria.

29.3 In this regard, as a prerequisite for any of the assignments mentioned in the above sections 29.1 and 29.2, the beneficiary or assignee grantor, as appropriate, shall send La Fiduciaria the information required to fill out the “Know your Client” Form of La Fiduciaria, in which there is information about prevention of money laundering and financing of terrorism, as well as the corporate documentation of such beneficiary or assignee grantor required by La Fiduciaria, in both cases to comply with its obligation of informing the SBS and the Financial Intelligence Unit within fifteen (15) calendar day from La Fiduciaria’ request.

CLAUSE 30: REGISTRATION

The Grantor – at its own expense – shall submit the application for registration of this Agreement to the Contract Registry (Registro Mobiliario de Contratos) and the Real Estate Registry, and La Fiduciaria shall monitor the registration process of this Agreement in such registries, according to the provisions set out in the Governing Laws.

Additionally, the Grantor is required to register this Agreement within the term mentioned in section 6.8 of Clause 6 above in the corresponding registries, carrying out the necessary tasks for this purpose, including the elaboration of rectifications, where the Grantor is required to keep La Fiduciaria and the Beneficiary informed, in order to achieve the registration.

Whereas the transfers of trust ownership would be qualified as unvalued acts (acto invalorado) pursuant to Resolution of the National Superintendency of Public Registries # 316-2008-SUNARP-SN dated November 25, 2008, the Parties agree that the trust ownership transfer generated herein shall be deemed as unvalued acts.

CLAUSE 31: THE DEPOSITARY

31.1 In the event the Grantor receives the Money Flows by any means, the Grantor shall be required to deposit them to the corresponding Trust Account within three (3) Business Days from their receipt. To that effect, the Parties, at the suggestion of the Grantor, appoint Mr. Jorge Luis Ramirez Rubio, identified with Alien’s Card # 000544453, as Depositary of the Trust Assets, who intervenes in the Agreement in order to accept gratuitously the assignment of Depositary, assuming the civil and criminal liabilities which correspond him pursuant to the Governing Laws and this Agreement. The Depositary shall remain during the term of the Agreement.

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31.2 The Depositary shall be responsible for the Money Flows deposit which, for any reasons, are collected extraordinarily by the Grantor, in the corresponding Trust Account, within three (3) Business Days from their receipt, according to this Agreement.

31.3 It is expressly stated that the Grantor may replace the Depositary, provided that (i) the new depositary carries out, for the Grantor, the functions and responsibilities corresponding to the Depositary to be replaced; and, (ii) the new depositary complies with signing the documents that may be reasonably required by La Fiduciaria to assume the position of Depositary of the property and rights that are part of the Trust Estate, whose custody belongs to him. To that effect, the Grantor shall send notice to the Parties indicating the name of the person proposed as substitute Depositary, after which the new Depositary shall comply with signing the documents that may be reasonably required by La Fiduciaria or the Beneficiary to leave proof of the receipt as new Depositary of the property and rights that are part of the Trust Estate, whose custody belongs to him.

It is expressly stated that if the person proposed as substitute Depositary does not comply with the conditions established in items (i) and (ii) of the previous paragraph, such proposal may be refused by La Fiduciaria and/or the Beneficiary within fifteen (15) Business Days from the communication of the Grantor including the proposal of the person appointed as substitute Depositary. The objection by La Fiduciaria and/or the Beneficiary to such proposal shall be duly justified and communicated by letter to the other Parties. Once the deadline has lapsed and as long as such objection is not contested, such appointment shall be deemed as approved by the Parties.

ADDITIONAL CLAUSE ONE: ACCESSION ADDENDA

1.	As of the date a New Grantor executing an Accession Addenda, pursuant to the provisions set out in the second paragraph of section 4.1 of Clause 4 above and to the form under Exhibit 9 hereto, the Assets referred to in such Accession Addenda shall form part of the Trust Estate, and such New Grantor shall be included as Party to the Contract, where all the obligations, representations, and other acts of the Grantors shall be applicable mutatis mutandis to the New Grantors. Also, the trust transfer of such Assets shall be carried out respecting comprehensively the terms and conditions of the current or future legal relationships regarding such Assets and according to the provisions set out in the Accession Addenda.

2.	It is hereby established that as of the date of execution of the Accession Addenda, the New Grantors are jointly and severally required with the other Grantors to execute and sign all public and/or private documents required to include the Assets to the Trust Estate by virtue of the Accession Addenda.

In this way, the New Grantors shall ratify all the terms and conditions set out in the Agreement by including the Assets referred to in the corresponding Accession Addenda to the Trust Estate in compliance with the Guaranteed Obligations.

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3.	Likewise, each Trust Good incorporated as a result of signing the Accession Addenda shall comply with the same requirements established herein and shall update the lists of the Exhibits 1, 2, and/or 3, as appropriate.

4.	The Grantor and the Beneficiary expressly authorizes that the New Grantors and La Fiduciaria execute the Accession Addenda for the purposes established in this Additional Clause One. Neither the intervention nor signature of the other Grantors or the Beneficiary shall be required for the New Grantors to sign the Accession Addenda with La Fiduciaria in order to be incorporated as Parties and be subject to the terms and conditions hereof.

5.	The Grantors shall submit the application for registration of the Accession Addenda in the corresponding Public Registries on the Business Day following the signature of such document; therefore, La Fiduciaria shall monitor the registration of the Accession Addenda in such registries, according to the regulation of the Governing Laws. Also, the Grantors are required to assure that the Accession Addenda is registered within thirty-five (35) Business Days from the submission of the notarial documents to the corresponding Public Registries, carrying out the necessary tasks for this purpose, including the elaboration of rectifications, where the Grantor is required to keep La Fiduciaria and the Beneficiary informed, in order to achieve the registration.

Notary Public, please add the other law clauses, issuing a notarial copy for each Party to this Agreement.

Lima, November 28, 2016

AS GRANTOR:

Signed on behalf of CAMPOSOL S.A.: MARIA CRISTINA COUTURIER LLERENA

Signed on behalf of CAMPOSOL S.A.: JORGE LUIS RAMIREZ RUBIO

AS TRUSTEE:

Signed on behalf of La Fiduciaria S.A.: ALEJANDRO ALMENDARIZ SMALL

Signed on behalf of La Fiduciaria S.A.: RAFAEL MAURICIO PARODI PARODI

AS BENEFICIARY:

Signed on behalf of BANCO INTERNACIONAL DEL PERÚ S.A.A.—INTERBANK: HILDA

ANGELICA DE LA FUENTE RODRIGUEZ

Signed on behalf of BANCO INTERNACIONAL DEL PERÚ S.A.A.—INTERBANK: JOSE

ANTONIO GONZALEZ RAMSEY

AS DEPOSITARY:

Signed by: Jorge Luis Ramirez Rubio

Document authorized by Alejandro Almendariz Small, Atty. Lima Bar Association C.A.L. # 58312

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EXHIBIT 1

LIST OF CROPS

Site	Class	Name Class	BU	Fixed Asset	Name ceco/order
FUNDO AGROMAS	6210	Perm. Inv. – Blueberry	Blueberry	6210000031	Plot 03 Agromas
FUNDO AGROMAS	6210	Perm. Inv. – Blueberry	Blueberry	6210000032	Plot 03A Agromas
FUNDO AGROMAS	6501	Perm. Inv. – Avocado	Avocado	6501000009	Plot P02 Agromas
FUNDO AGROMAS	6501	Perm. Inv. – Avocado	Avocado	6501000010	Plot P04 Agromas
FUNDO AGROMAS	6501	Perm. Inv. – Avocado	Avocado	6501000011	Plot P05 and 06 Agromas
FUNDO AGROMAS	6501	Perm. Inv. – Avocado	Avocado	6501000012	Plot P08 Agromas
FUNDO AGROMAS	6501	Perm. Inv. – Avocado	Avocado	6501000013	Plot P11 Agromas
FUNDO AGROMAS	6501	Perm. Inv. – Avocado	Avocado	6501000014	Plot P12 Agromas
FUNDO AGROMAS	6501	Perm. Inv. – Avocado	Avocado	6501000123	Plot P01 Agromas
FUNDO AGROMAS	6501	Perm. Inv. – Avocado	Avocado	6501000124	Plot 03 Agromas
FUNDO AGROMAS	6210	Perm. Inv. – Blueberry	Blueberry	6211000041	Plot 07 Gloria

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EXHIBIT 2

LIST OF REAL PROPERTY

Estate	Registry Entry	Registry Office
FUNDO AGROMAS	04028966	Trujillo
FUNDO AEROPUERTO	04000913	Trujillo
FUNDO SAN JOSE	04013092	Trujillo
FUNDO SAN JOSE	04012564	Trujillo
FUNDO SAN JOSE	04012567	Trujillo
FUNDO SAN JOSE	04028163	Trujillo
FUNDO SAN JOSE	04011407	Trujillo
FUNDO SAN JOSE	04013127	Trujillo
FUNDO SAN JOSE	04013128	Trujillo
FUNDO SAN JOSE	04014129	Trujillo
FUNDO SAN JOSE	04026999	Trujillo
FUNDO SAN JOSE	04019995	Trujillo
FUNDO SAN JOSE	04013157	Trujillo
FUNDO SAN JOSE	04013156	Trujillo
FUNDO SAN JOSE	04015178	Trujillo
FUNDO SAN JOSE	04015179	Trujillo
FUNDO SAN JOSE	04016717	Trujillo
FUNDO SAN JOSE	04012581	Trujillo
FUNDO SAN JOSE	04012580	Trujillo
FUNDO SAN JOSE	04012592	Trujillo
FUNDO SAN JOSE	04015964	Trujillo
FUNDO SAN JOSE	04016612	Trujillo
FUNDO SAN JOSE	04013561	Trujillo
FUNDO SAN JOSE	04013560	Trujillo
FUNDO SAN JOSE	04019993	Trujillo
FUNDO SAN JOSE	04020250	Trujillo
FUNDO SAN JOSE	04016450	Trujillo
FUNDO SAN JOSE	04015335	Trujillo
FUNDO SAN JOSE	04022598	Trujillo

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FUNDO SAN JOSE	04022430	Trujillo
FUNDO SAN JOSE	04021853	Trujillo
FUNDO SAN JOSE	04015191	Trujillo
FUNDO SAN JOSE	04011582	Trujillo
FUNDO SAN JOSE	04011581	Trujillo
FUNDO SAN JOSE	04012602	Trujillo
FUNDO SAN JOSE	04028473	Trujillo
FUNDO SAN JOSE	04015231	Trujillo
FUNDO SAN JOSE	04027101	Trujillo
FUNDO SAN JOSE	04016427	Trujillo
FUNDO SAN JOSE	04016096	Trujillo
FUNDO SAN JOSE	04016588	Trujillo
FUNDO SAN JOSE	04027025	Trujillo
FUNDO SAN JOSE	04015407	Trujillo
FUNDO SAN JOSE	04020822	Trujillo
FUNDO SAN JOSE	04019959	Trujillo
FUNDO SAN JOSE	04015072	Trujillo
FUNDO SAN JOSE	04015946	Trujillo
FUNDO SAN JOSE	04015885	Trujillo
FUNDO SAN JOSE	04015421	Trujillo
FUNDO SAN JOSE	04015199	Trujillo

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EXHIBIT 3

LIST OF MACHINERY AND EQUIPMENT

Site	Fixed Asset #	BU	Name
FUNDO AGROMAS	3400000011	Irrigation equipment	INTANGIBLE DISTRIBUTION

FUNDO AGROMAS	3400000012	Irrigation equipment	INTANGIBLE DISTRIBUTION

FUNDO AGROMAS	3400000013	Irrigation equipment	AGROMAS MATRIX

FUNDO AGROMAS	3400000014	Irrigation equipment	CMS-02 DRIP IRRIGATION SYSTEM

FUNDO AGROMAS	3400000015	Irrigation equipment	INTANGIBLE DISTRIBUTION

FUNDO AGROMAS	3400000016	Irrigation equipment	CMS 12 DRIP IRRIGATION SYSTEM

FUNDO AGROMAS	3400000017	Irrigation equipment	CMS 19 DRIP IRRIGATION EQUIP.

FUNDO AGROMAS	3400000024	Irrigation equipment	AGROMAS MATRICES

FUNDO AGROMAS	3400000031	Irrigation equipment	MATRIX 02

FUNDO AGROMAS	3400000152	Irrigation equipment	CAMPOSOL IRRIGATION SYSTEM

FUNDO AGROMAS	3400000157	Irrigation equipment	CAMPOSOL IRRIGATION SYSTEM JALAPEÑO

FUNDO AGROMAS	3400000190	Irrigation equipment	CAMPOSOL IRRIGATION SYSTEM PL03

FUNDO AGROMAS	3400000193	Irrigation equipment	DRIP IRRIGATION EQUIPMENT ADDITIONS PL- 01

FUNDO AGROMAS	3400000194	Irrigation equipment	SEDIMENTATION TANK 02 INSTALLATION– CAMPOSOL

FUNDO AGROMAS	3400000195	Irrigation equipment	SEDIMENTATION TANK INSTALLATION AGROMAS – CAMPOSOL

FUNDO AGROMAS	3400000200	Irrigation equipment	MATRIX IRRIGATION EQUIPMENT ADDITIONS AGROMAS

FUNDO AGROMAS	3400000201	Irrigation equipment	SEDIMENTATION TANK 06 INSTALLATION— CAMPOSOL

FUNDO AGROMAS	3400000204	Irrigation equipment	AGROMAS CAMPOSOL FERTIDUCT

FUNDO AGROMAS	3400000205	Irrigation equipment	DRIP IRRIGATION EQUIPMENT ADDITIONS – PL-05-06

FUNDO AGROMAS	3400000211	Irrigation equipment	IRRIGATION EQUIPMENT ADDITIONS SEDIMENTATION TANK 02

FUNDO AGROMAS	3400000212	Irrigation equipment	IRRIGATION EQUIPMENT – CAMPOSOL PL-03

FUNDO AGROMAS	3400000215	Irrigation equipment	CAMPOSOL IRRIGATION SYSTEM PL-03

FUNDO AGROMAS	3400000216	Irrigation equipment	SEDIMENTATION TANK INSTALLATION AGROMAS – CAMPOSOL

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FUNDO AGROMAS	3400000217	Irrigation equipment	SEDIMENTATION TANK 06 INSTALLATION – CAMPOSOL

FUNDO AGROMAS	3400000218	Irrigation equipment	MATRIX 06 INSTALLATION – CAMPOSOL

FUNDO AGROMAS	3400000220	Irrigation equipment	FERTIDUCT INSTALLATION AGROMAS—CAMPOSOL

FUNDO AGROMAS	3400000223	Irrigation equipment	DRIP IRRIGATION EQUIPMENT ADDITIONS – PL-35

FUNDO AGROMAS	3400000226	Irrigation equipment	FERTIDUCT ADDITIONS AGROMAS – CAMPOSOL

FUNDO AGROMAS	3400000228	Irrigation equipment	CAMPOSOL SEDIMENTATION TANKS 1-4-5-6

FUNDO AGROMAS	3400000275	Irrigation equipment	IRRIGATION SYSTEM JALAPEÑO

FUNDO AGROMAS	3400000282	Irrigation equipment	IRRIGATION MAT. P-03

FUNDO AGROMAS	3400000294	Irrigation equipment	IRRIGATION SYSTEM P-03 INSTALLATION

FUNDO AGROMAS	3400000349	Irrigation equipment	IRRIGATION EQUIPMENT PLOT 03

FUNDO AGROMAS	3400000354	Irrigation equipment	IRRIGATION EQUIPMENT PLOT 11 – AGROMAS

FUNDO AGROMAS	3400000487	Irrigation equipment	IRRIGATION EQUIPMENT – ASPARAGUS – AGROMAS NURSERY 15 HAS

FUNDO AGROMAS	3400000583	Irrigation equipment	Overhauling – Filtration floor

FUNDO SAN JOSE	3400000469	Irrigation equipment	CONDUIT – ASPARAGUS 2007-2008 – S.JOSE

FUNDO SAN JOSE	3400000485	Irrigation equipment	GEAR MOTOR SEW R27DT906A 2HP 432RPM

FUNDO SAN JOSE	3400000490	Irrigation equipment	PVC – ASPARAGUS 2007 – 2008 – S. JOSE

FUNDO SAN JOSE	3400000505	Irrigation equipment	IRRIGATION EQUIPMENT – ASPARAGUS 2007-2008 – S.JOSE

FUNDO SAN JOSE	3400000506	Irrigation equipment	FERTIDUCT –ASPARAGUS 207-2008 - S. JOSE.

FUNDO SAN JOSE	3400000625	Irrigation equipment	Fundo MV Irrigation Equipment

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EXHIBIT 4

NOTICE OF PERFORMANCE FORM

Lima, [date]

LA FIDUCIARIA S.A.

Calle Los Libertadores 155, 8th Floor

San Isidro, Lima

Attn. :   [*]

Subject : Notice of Performance

We are pleased to write to you in connection with the Trust Agreement (hereinafter, the “Agreement”) entered into by and between [*] on [*]. The capitalized terms not defined in this letter shall have the meanings set out in Clause 2 of the Agreement.

Pursuant to the provisions set out in Clause 8 et seq. therein, we hereby inform you that an Event of Default has occurred in regard to [specify defaulted Guaranteed Obligation]; therefore, the Guaranteed Obligations became immediately enforceable.

As a result, from the Business Day following the receipt of this Notice of Performance, we instruct you to proceed with the performance of the Trust Estate according to the provisions set out in Clause 8 and 9 of the Agreement.

Also, we inform you that, to date, the settlement of the amounts owed by the Grantor related to the Guaranteed Obligations are the following: [*]

Yours faithfully,

[Beneficiary]

C.C. [Grantor]

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EXHIBIT 5

LIST OF LIENS AND ENCUMBRANCES

Estate	Registry Entry	Registry Office	Liens and Encumbrances

FUNDO AGROMAS	04028966	Trujillo	Mortgage registered in Section D00006 and modified in Section D00007

FUNDO AEROPUERTO	04000913	Trujillo	Mortgage registered in Section D00008 and modified in Section D00009

FUNDO SAN JOSE	04013092	Trujillo	Mortgage registered in Section D00001 and extended in Section D00002

FUNDO SAN JOSE	04012564	Trujillo	Mortgage registered in Section D00003 and extended in Section D00004

FUNDO SAN JOSE	04012567	Trujillo	Mortgage registered in Section D00003 and extended in Section D00004

FUNDO SAN JOSE	04028163	Trujillo	Mortgage registered in Section D00003 and extended in Section D00004

FUNDO SAN JOSE	04011407	Trujillo	Mortgage registered in Section D00003 and extended in Section D00004

FUNDO SAN JOSE	04013127	Trujillo	Mortgage registered in Section D00003 and extended in Section D00004

FUNDO SAN JOSE	04013128	Trujillo	Mortgage registered in Section D00003 and extended in Section D00004

FUNDO SAN JOSE	04014129	Trujillo	Mortgage registered in Section D00003 and extended in Section D00004

FUNDO SAN JOSE	04026999	Trujillo	Mortgage registered in Section D00003 and extended in Section D00004

FUNDO SAN JOSE	04019995	Trujillo	Mortgage registered in Section D00003 and extended in Section D00004

FUNDO SAN JOSE	04013157	Trujillo	Mortgage registered in Section D00003 and extended in Section D00004

FUNDO SAN JOSE	04013156	Trujillo	Mortgage registered in Section D00003 and extended in Section D00004

FUNDO SAN JOSE	04015178	Trujillo	Mortgage registered in Section D00003 and extended in Section D00004

FUNDO SAN JOSE	04015179	Trujillo	Mortgage registered in Section D00003 and extended in Section D00004

FUNDO SAN JOSE	04016717	Trujillo	Mortgage registered in Section D00003 and extended in Section D00004

FUNDO SAN JOSE	04012581	Trujillo	Mortgage registered in Section D00003 and extended in Section D00004

FUNDO SAN JOSE	04012580	Trujillo	Mortgage registered in Section D00003 and extended in Section D00004

FUNDO SAN JOSE	04012592	Trujillo	Mortgage registered in Section D00003 and extended in Section D00004

FUNDO SAN JOSE	04015964	Trujillo	Mortgage registered in Section D00003 and extended in Section D00004

FUNDO SAN JOSE	04016612	Trujillo	Mortgage registered in Section D00001 and extended in Section D00002

FUNDO SAN JOSE	04013561	Trujillo	Mortgage registered in Section D00001 and extended in Section D00002

FUNDO SAN JOSE	04013560	Trujillo	Mortgage registered in Section D00003 and extended in Section D00004

FUNDO SAN JOSE	04019993	Trujillo	Mortgage registered in Section D00003 and extended in Section D00004

FUNDO SAN JOSE	04020250	Trujillo	Mortgage registered in Section D00003 and extended in Section D00004

FUNDO SAN JOSE	04016450	Trujillo	Mortgage registered in Section D00003 and extended in Section D00004

FUNDO SAN JOSE	04015335	Trujillo	Mortgage registered in Section D00003 and extended in Section D00004

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FUNDO SAN JOSE	04022598	Trujillo	Mortgage registered in Section D00003 and extended in Section D00004

FUNDO SAN JOSE	04022430	Trujillo	Mortgage registered in Section D00004 and extended in Section D00005. Recording of Lawsuit registered in Section D00003.

FUNDO SAN JOSE	04021853	Trujillo	Mortgage registered in Section D00003 and extended in Section D00004

FUNDO SAN JOSE	04015191	Trujillo	Mortgage registered in Section D00003 and extended in Section D00004

FUNDO SAN JOSE	04011582	Trujillo	Mortgage registered in Section D00001 and extended in Section D00002

FUNDO SAN JOSE	04011581	Trujillo	Mortgage registered in Section D00003 and extended in Section D00004

FUNDO SAN JOSE	04012602	Trujillo	Mortgage registered in Section D00003 and extended in Section D00004

FUNDO SAN JOSE	04028473	Trujillo	Mortgage registered in Section D00003 and extended in Section D00004

FUNDO SAN JOSE	04015231	Trujillo	Mortgage registered in Section D00003 and extended in Section D00004

FUNDO SAN JOSE	04027101	Trujillo	Mortgage registered in Section D00003 and extended in Section D00004

FUNDO SAN JOSE	04016427	Trujillo	Mortgage registered in Section D00003 and extended in Section D00004

FUNDO SAN JOSE	04016096	Trujillo	Mortgage registered in Section D00003 and extended in Section D00004

FUNDO SAN JOSE	04016588	Trujillo	Mortgage registered in Section D00003 and extended in Section D00004

FUNDO SAN JOSE	04027025	Trujillo	Mortgage registered in Section D00003 and extended in Section D00004

FUNDO SAN JOSE	04015407	Trujillo	Mortgage registered in Section D00003 and extended in Section D00004

FUNDO SAN JOSE	04020822	Trujillo	Mortgage registered in Section D00003 and extended in Section D00004

FUNDO SAN JOSE	04019959	Trujillo	Mortgage registered in Section D00003 and extended in Section D00004

FUNDO SAN JOSE	04015072	Trujillo	Mortgage registered in Section D00003 and extended in Section D00004

FUNDO SAN JOSE	04015946	Trujillo	Mortgage registered in Section D00003 and extended in Section D00004

FUNDO SAN JOSE	04015885	Trujillo	Mortgage registered in Section D00003 and extended in Section D00004

FUNDO SAN JOSE	04015421	Trujillo	Mortgage registered in Section D00003 and extended in Section D00004

FUNDO SAN JOSE	04015199	Trujillo	Mortgage registered in Section D00003 and extended in Section D00004

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EXHIBIT 6

LIST OF APPRAISERS AND INVESTMENT BANKS

Appraisers:

1. Allemant Asociados Peritos Valuadores SAC

2. Luis Pedraza Merino

3. Ingeniería Máxima E.I.R.L.

4. R y B Tasadores y Supervisores S.A.C.

5. Asesoría Valuatoria S.A. (Biswanger Perú)

6. JRB Consultores S.A.C.

Investment Banks:

1. PricewaterhouseCoopers

2. Citibank del Perú

3. BBVA Continental

4. Ernst & Young

5. Apoyo Consultoría

EXHIBIT 7

LIST OF LAW FIRMS

1. Estudio Echecopar, in association with Baker & McKenzie International

2. Estudio Miranda y Amado

3. Estudio Payet, Rey, Cauvi, Pérez Abogados

4. Estudio Muñiz, Ramirez, Perez-Taimán y Olaya Abogados

5. Philippi Prietocarrizosa Ferrero DU & Uria

6. Estudio Rubio, Leguía Normand

7. Estudio Grau Abogados

8. Other first-level law firms that may be included upon request of the Beneficiary if deemed convenient.

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EXHIBIT 8

CHANGE OF CONTACT INFORMATION FORM

[Date]

LA FIDUCIARIA S.A.

Calle Los Libertadores #155, 8th Floor

San Isidro, Lima

Attn: [*]

Dear Sirs:

We are pleased to write to you in connection with the Trust Agreement (hereinafter, the “Agreement”) entered into by and between [*] on [*]. The capitalized terms not defined in this letter shall have the meanings set out in Clause 2 of the Agreement.

Pursuant to provisions set out in Clause 20 of the Agreement, we hereby inform you the modification of [domiciles, emails, and/or name of persons authorized to send communications] established therein.

In regard to the contact persons, we attach a copy of their Peruvian National ID (DNI) and powers, as well as the “Signature Log” attached hereto.

Yours faithfully,

[*]

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EXHIBIT 8 (i)

Signature Log

Application for registration, modification or removal of Authorized Contacts

Date:   /   /

Trust Information
Name:
Trust Code:
Grantor ☐ Trustee ☐ Supervisor ☐
Contact Information
Action	Registry/Modify ☐ Remove ☐	Signature
Father’s last name
Mother’s last name
Names
Identity Document
Identity Document #
Telephone (Home/Cell phone)
Email
Action	Registry/Modify ☐ Remove ☐	Signature
Father’s last name
Mother’s last name
Names
Identity Document
Identity Document #
Telephone (Home/Cell phone)
Email
Action	Registry/Modify ☐ Remove ☐	Signature
Father’s last name
Mother’s last name
Names
Identity Document
Identity Document #
Telephone (Home/Cell phone)
Email

Signature of a Company’s Representative

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EXHIBIT 9

ACCESSION ADDENDA FORM

To the Notary Public:

Please enter into your Record of Public Deeds this Accession Addenda (hereinafter the “Accession Addenda”) to the Trust Agreement as Guarantee entered into by and between Camposol S.A. as Grantor, La Fiduciaria S.A. as Trustee, and Banco Internacional del Perú S.A.A. – INTERBANK, as Beneficiary, on [*] [and its accessions, as amended from time to time] (hereinafter, the “Agreement”) made by:

I. New Grantor:

[*], with Peruvian Taxpayer’s Registration # [*], having its registered address at [*], District of [*], Province and Department of Lima, acting through its proxy [*], identified with ID # [*], as per the powers of attorney recorded under sections [*] and [*], respectively, of the Electronic Entry # 11008578 of the Book of Legal Entities of the Lima Registry Office (hereinafter, “[*]”).

II. Trustee:

La Fiduciaria S.A., with Peruvian Taxpayer’s Registration # 20501842771, having its registered address at Calle Los Libertadores 155, 8th Floor, District of San Isidro, Province and Department of Lima, acting through its proxies by Juan Jose Hopkins Brocq, identified with ID # 40729191; and, Rafael Mauricio Parodi, identified with ID # 10318515, as per the powers of attorney recorded under sections C00055 and C00043, respectively, of the Electronic Entry # 11263525 of the Book of Legal Entities of the Lima Registry Office (hereinafter, “La Fiduciaria”).

The capitalized terms and expressions not defined in this instrument shall have the meanings assigned to them in the Agreement:

ONE: RECITALS

1.1 On [*], Camposol and the Beneficiary entered into the Loan Agreement, whereby the Beneficiary granted Camposol a financing for an amount totaling US$ 15’000,000.00 (Fifteen million and 00/100 United States Dollars).

1.2 Also, on [*], Camposol, La Fiduciaria and the Beneficiary entered into the Agreement in order to constitute the Trust Estate in furtherance of the compliance with the Guaranteed Obligations. Such Agreement is registered under Electronic Entry # [*] of the Contracts Registry and under the Electronic Entries corresponding to the Real Estate Registry of [*].

1.3 [Later, on [*], [*] and La Fiduciaria signed the First Accession Addenda, whereby [*] was included as Grantor and the new Trust Assets was transferred to the Trust Estate in furtherance of the Guaranteed Obligations.]

1.4 Pursuant to the second paragraph of section 4.1 of Clause 4 and the First Additional Clause of the Agreement, [*] and La Fiduciaria shall enter into an Accession Addenda to the Agreement to transfer the new Trust Assets to the Trust Estate in order for the former to be administered according to the Agreement and this instrument.

1.5 Pursuant the provisions set out in the previous sections, the parties hereby execute this Accession Addenda.

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TWO: PURPOSE

2.1 The New Grantors hereby transfer irrevocably in favor of the Trust Estate the trust ownership of the Assets detailed in the EXHIBIT A hereof, as well as the corresponding Collection Fees, Money Flows, and Insurance Policies.

2.2 [*] and La Fiduciaria expressly states that the incorporation of the new Trust Assets shall be effective upon signature of this instrument. In this regard, it is expressly stated that this transfer in trust ownership made by [*] in favor of La Fiduciaria includes – without any restrictions – everything corresponding de facto or de iure to the new Trust Assets, pursuant to the Agreement.

2.3 [*] is required to carry out all necessary acts for maintaining the validity and efficiency of the transfer in trust ownership established herein according to the Governing Law.

THREE: NEW GRANTOR’S REPRESENTATION

[*], in its capacity as New Grantor, expressly states under its own liability that:

3.1 [*] is a corporation duly organized and registered, and validly existing under the laws of Peru; and that its representatives have been granted all powers and authorizations by [*] to execute and comply with the terms and conditions of the Agreement.

3.2 [*] is aware of the scope and legal framework in force at the moment of signing the Agreement, regulated by articles 241 and suite articles of the Banking Act and the Regulation.

3.3 The authorization to enter into the Agreement and the Accession Addenda by the administrative corporate bodies, its signing by its authorized representatives, and compliance with the obligations imposed by it, are included in its statutory powers and do not infringe: (i) its bylaws, (ii) any Governing Law, (iii) any order, sentence, resolution, or award of any court or any other judicial, administrative or arbitration instance which is applicable to and has been appropriately notified; or (iv) any contract, instrument or any other legally binding agreement which is applicable of which it is a party.

3.4 [*] is the legitimate owner of the property and rights granted by the Trust Estate, [*] has free and full right to dispose of them and these are currently free of liens and encumbrances, judicial or out-of-court precautionary measures, or any other measures that limits or restrict the free disposal of such assets, except for those detailed in Exhibit B of this Accession Addenda.

3.5 As a consequence of the trust transfer executed under this Agreement and the Accession Addenda, except for the provisions set out in such documents, [*] will be prevented from disposing, encumbering, constituting real guarantees, compromising and, in general, affecting somehow the new Trust Assets provided, without any prior authorization and participation of La Fiduciaria.

3.6 The Contract and this Accession Addenda do not require for its validity and efficiency the intervention, acceptance or recognition of any shareholder, individual or entity others than the signatory, for the purpose of improving the transfer in trust ownership of the new Assets to the Trust Estate.

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3.7 [*] does not have any pending judicial or arbitration disputes or litigations or administrative proceedings that may: (i) hinder or affect its capacity to transfer the new Trust Assets to the Trust Estate: or, (ii) affect the legality, validity, efficacy or execution of the Contract related to the new Trust Assets.

3.8 [*] does not have any unpaid tax obligations, either formal or substantive, before the tax authorities, either attached to the central, regional or local government, referred to the new Trust Assets that shall be part of the Trust Estate, except for those tax obligations previously contested with all the due support and in good faith and which served to create the accounting provisions, pursuant to the Governing Laws.

The Parties expressly agree that the falseness or inaccuracy of any of the representations and warranties contained in this Clause shall constitute an Event of Default.

Additionally, [*] hereby represents to know and accept the rights and obligations established by the Agreement as well as its subsequent modifications and/or extensions, under the same terms, conditions and dates established therein.

FOUR: GENERAL PROVISIONS

4.1 All costs and expenses related to the preparation of this public deed (escritura pública) caused by the Accession Addenda, as well as other notary and registration fees incurred shall be borne by [*] and Camposol, jointly and severally, according to provisions set out in Clause 23 of the Agreement.

4.2 The terms and conditions of this Agreement shall be valid, in force and efficient in the same terms defined in the Agreement provided that they have not been modified by this Accession Addenda to the Agreement.

4.3 The Parties expressly state that La Fiduciaria participates as trustee in this Accession Addenda, not being necessary the participation of the Grantor or the Beneficiary, according to provisions set out under section 4 of First Additional Clause of the Agreement.

Notary Public, please enter into your record the corresponding legal clauses and attachments, and send the relevant Public Registrar a copy in order to comply with the registration of this document in the corresponding Registry Entry.

Lima, [*]

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ATTACHMENT: CERTIFIED COPY OF THE MINUTES OF THE SHAREHOLDERS MEETING DATED NOVEMBER 09, 2016 OF CAMPOSOL S.A.

Paino Notary	Av. Aramburu 668 Surquillo, Lima, Peru
Telephone: 618-5151
alfredo@notariapaino.com.pe
www.notariapaino.com

Pursuant to Art. 112 of the Notary Public Legislative Decree 1049, I hereby certify the opening of this record book, duly registered in my Chronological Registry of Certification of Record Books and Pages.

Registration #	:	074019

Corporate Name	:	Camposol S.A.

Peruvian Taxpayer’s Registration	:	20340584237

(R.U.C.)
Record Book Purpose	:	Minutes of the Shareholders’ Meeting and
Meeting of the Board # 4

Number and type of pages	:	200 simple pages

Observations	:	It is hereby recorded that the certification of
opening of this record book was performed after having concluded the previous book named Minutes of the Shareholders’ Meeting and Meeting of the Board # 3, registered under # 81361, certified on September 05, 2010 by Manuel Reategui Tomatis – Notary in and for Lima.

Place and Date	:	Lima, October 19, 2015

/s/ Alfredo Paino Scaparti
Alfredo Paino Scaparti - Notary in and for Lima

[Seal] Paino Notary

Av. Aramburu 688 Lima 34 – Telephone: 618-5151

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GENERAL SHAREHOLDERS’ MEETING OF CAMPOSOL S.A. DATED 09/NOV/2016

At 8:00 am on November 09, 2016, in the premises of the company located at Avenida El Derby # 250, 4th floor, Urbanización El Derby de Monterrico, Santiago de Surco, Province and Department of Lima, the following shareholders gathered:

•	BLACKLOCUST LIMITED, holding 302’930,852 voting nominal shares (duly subscribed and paid-up; represented by Piero Martin Dyer Coriat (DNI 40685471).

•	MADOCA CORP., holding 41’100,000 voting nominal shares (duly subscribed and paid-up; represented by Piero Martin Dyer Coriat (DNI 40685471).

•	SIBOURE HOLDINGS LIMITED, holding 129’735,788 voting nominal shares (duly subscribed and paid-up; represented by Piero Martin Dyer Coriat (DNI 40685471).

TOTAL: 473’766,640 shares

Since all of the shareholders of the company were present and having its members expressed their desire to hold a meeting without requiring any prior calling, the meeting was validly convened and open for discussions.

With attendance of the Chief Executive Officer, Jorge Luis Ramirez Rubio (Alien’s Card # 000544453).

Mr. Piero Martin Dyer Coriat acted as Chairman and Mr. Jorge Luis Ramirez Rubio acted as Secretary of the meeting, as agreed unanimously by the shareholders.

ORDER OF BUSINESS

I.	Approval of Loan Documents, Granting of Powers, and Ratification of the Agreement

DISCUSSIONS AND AGREEMENTS

I.	Approval of Loan Documents, Granting of Powers, and Ratification of the Agreement

The Chairman opened the meeting informing the Shareholders that a Medium-Term Loan Agreement was entered into by and between the Company and Banco Internacional del Peru S.A.A. – Interbank on September 05, 2016, whereby Interbank –subject to compliance with specific conditions– undertook to grant the Company a loan totaling US$ 15’000,000.00 (Fifteen million and 00/100 United States Dollars), which should be used for the payment of the Senior Unsecured Notes issued by the Company, either upon expiration or through a Tender Offer.

The Chairman continued to mention that the Agreement, which is recorded in the Public Deed dated September 05, 2016, granted before the Notary Public in and for Lima, Eduardo Laos de Lama, Atty., was signed on behalf of the Company by Mr. Manuel Salazar Diez Canseco and Mr. Alejandro Leoncio Arrieta Pongo, in their capacity as Directors of the Company and as per the powers of attorney recorded under Section B00027 of the Registry Entry of the Company.

Also, the Chairman indicated that whenever the company’s shareholders were informed in this General Shareholders’ Meeting of the execution of the Agreement, it was convenient in the best interest of the company that the General Shareholders’ Meeting ratify the execution and signing of the Agreement and any other act, contract, representation, public or private

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document, among others, by the proxies of the company, Mr. Manuel Salazar Diez Canseco and Mr. Alejandro Leoncio Arrieta Pongo, and granted the express authorities to the company’s proxies in order to negotiate, sign, clarify, modify, etc., any document, act or contract related to the financing operation referred to in the Agreement.

After a short deliberation, the shareholders unanimously adopted:

1)	To take note of the Medium-Term Loan Agreement made and entered by and between the Company’s administration and Interbank, and ratify the execution of the following agreements with Interbank, jointly subscribed by the directors Manuel Salazar Diez Canseco and Alejandro Leoncio Arrieta Pongo: (i) Medium-Term Loan Agreement dated September 05, 2016, granted before Notary Public in and for Lima, Eduardo Laos de Lama, Atty., and (ii) [Indicate if any other Agreement related to the loan has been signed and must be ratified]

2)	To adopt the execution, signing, enforcement, issuance and sending of the following documents and their corresponding Exhibits, which are related to the financing operation referred to in the Agreement (the “Loan Documents”): (i) The Trust Agreement of Assets as Guarantee to be executed by the Company as Grantor, La Fiduciaria S.A. as Trustee, and Interbank as Beneficiary; (ii) the Joint Bond Agreement granted – involving the Company – Campoinca S.A., by Marinazul S.A. and Camposol Holding Ltd.; (iii) the Promissory Notes that represent the obligations undertaken by the company as a consequence of the granting of financing referred to in the Agreement and its corresponding Promissory Note Agreement; (iv) The certificates containing the affidavits to be made by the Society shall be in accordance with the Agreement; (v) Any other Guarantee Agreement pledged upon assets of the Company, which results necessary for the granting of the loan referred to in the Agreement; (vi) Any other document, covenant or contract necessary or convenient for implementing the financing to be granted the company; (vii) In general, all public or private documents or instruments required to grant and formalize, in order to refine and somehow evidence, the agreements and documents referred to in the foregoing subsections.

3)	To agree to the signing, granting, execution or performing, as appropriate, of any other act, document, covenant or agreement, either public or private, that is related directly or indirectly, or it is required according to the Agreement or any other agreements or documents referred to in the foregoing sections.

4)	To grant powers of attorney to Mr. Jorge Luis Ramirez Rubio (Alien’s Card # 000544453), Mrs. Maria Cristina Couturier Llerena (Peruvian I.D. # 10544281) and Mr. Alejandro Leoncio Arrieta Pongo (Peruvian I.D. # 43945131) in order for two of them to subscribe, jointly, any of the Loan Documents, thus being granted broad powers to adopt the covenants related to the opportunity, terms, features, amounts and other conditions under which the Loan Documents are signed.

5)

To authorize Mr. Jorge Luis Ramirez Rubio (Alien’s Card # 000544453), Mrs. Maria Cristina Couturier Llerena (Peruvian I.D. # 10544281) and Mr. Alejandro Leoncio Arrieta Pongo (Peruvian I.D. # 43945131) in order for two of them to, jointly, (i) negotiate, set out the terms, determine the Governing Law as well as the type of dispute resolution of each Loan Document referred to in the covenants adopted in this

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General Shareholders’ Meeting, as well as any other documents, securities, invoices, statements, forms or contracts of checking account required to execute or formalize the financing operation referred to in the Agreement; (ii) sign and, if necessary, clarify, modify or specify each and every act, contracts, applications and other private and/or public documents required to sign, formalize and register, if appropriate, the Loan Documents.

Having no further matters to transact, after drafting, reading, and approving these minutes by the shareholders in sign of agreement; the session was adjourned at 9:00.

/s/ Piero Martin Dyer Coriat
Piero Martin Dyer Coriat Chairman and Shareholders’ Proxy of Blacklocust
Limited, Madoca Corp., and Siboure Holdings Limited

/s/ Jorge Luis Ramirez Rubio
Jorge Luis Ramirez Rubio Secretary and Chief Executive Officer

CERTIFICATION

I, Jorge Luis Ramirez Rubio, identified with Alien’s Card # 000544453, in my capacity as Chief Executive Officer of CAMPOSOL S.A., with appointment registered under Section C00067, of the Entry # 11009728 of the Book of Legal Entities of Lima, in compliance with the provisions set out in the Complementary Provision One of Supreme Decree # 006-2013-JUS, certify that the persons appointed as shareholders in the introduction of this General Shareholders’ Meeting dated November 09, 2016, are effectively such persons and the signatures appearing herein belong to them.

Lima, November 09, 2016

/s/ Jorge Luis Ramirez Rubio
Jorge Luis Ramirez Rubio Chief Executive Officer

[Seal]	Notary Public

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Paino Notary	Av. Aramburu 668 Surquillo, Lima, Peru
Telephone: 618-5151
alfredo@notariapaino.com.pe
www.notariapaino.com

I hereby certify that the preceding signature belongs to: RAMIREZ RUBIO JORGE LUIS, identified with Alien´s Card # 000544453, who declares being duly authorized by CAMPOSOL S.A. according to Entry # 11009728 of the Book of Legal Entities of Lima. The Notary certifies the signature, but not the content of this document, therefore, the Notary does not assume liability, pursuant the provisions set out Art. 108 of the Notary Public Law.

Lima, November 16, 2016.

[Signed] Alfredo Paino Scarpati – Notary in and for Lima

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Paino Notary	Av. Aramburu 668 Surquillo, Lima, Peru
Telephone: 618-5151
alfredo@notariapaino.com.pe
www.notariapaino.com

I hereby certify that this document is a copy of the Minutes of the General Shareholders’ Meeting of CAMPOSOL S.A. dated November 07, 2016, pages 1, 4 to 7 of the Book of Minutes of the General Shareholders’ Meeting and Meeting of the Board # 4, legalized on November 09, 2016, presented before me, and registered under # 074019.

Lima, November 16, 2016.

/s/ Alfredo Paino Scarpati
Alfredo Paino Scarpati – Notary in and for Lima

CONCLUSION: Having executed this instrument, I certify that the individuals read this instrument and ratified its content, indicating that they have been informed about its object and the legal effects emanating therefrom, that they knew about the recitals and/or titles that originated the private document and this instrument, and the identities of each other, and acknowledging the signature on the private document as theirs.

Article 59, paragraph K) of the Notary Public Legislative Degree: I, Notary Public, hereby certify that verification efforts and due diligence have been carried out in terms of prevention of money laundering. In this regard, the parties of this public instrument declare under oath and under their liability that the origin of the funds, goods or assets transferred by them are not related to money laundering, thus they have a legitimate origin, extending this sworn statement to the methods of payment used, where appropriate, in the act hereby formalized.

Article 59, paragraph B) of the Notary Public Legislative Degree: The individuals give their consent to process their personal information and the purpose they will serve pursuant to provisions set out in Law 29733 and its regulation. I attest.

Article 59 of Legislative Degree 1049: The undersigned Notary certifies that he has not been able to access the database of the National Superintendency of Migrations to verify the identity of Mr. Jorge Luis Ramirez Rubio, in compliance with Art. 55 of the Notary Public Law as amended by Law 30313, and, that, to date, such entity has not implemented yet the Consultation System about Foreigners. I attest.

This public deed starts on page B: 5907325 and ends on page B: 5907346.

I hereby certify that the appearing parties signed this document, thus completing the signature process.

/s/ Maria Cristina Couturier Llerena

Signed by: CAMPOSOL S.A.: Maria Cristina Couturier Llerena.—(November 29, 2016)

/s/ Jorge Luis Ramirez Rubio

Signed by: CAMPOSOL S.A.: Jorge Luis Ramirez Rubio.—(November 29, 2016)

/s/ Alejandro Almendariz Small

Signed by: La Fiduciaria S.A.: Alejandro Almendariz Small.—(December 07, 2016)

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/s/ Rafael Mauricio Parodi

Signed by: La Fiduciaria S.A.: Rafael Mauricio Parodi,—(December 07, 2016)

/s/ Hilda Angelica de la Fuente Rodriguez

Signed by: Banco Internacional del Peru S.A.A. – INTERBANK: Hilda Angelica de la Fuente Rodriguez.—(December 06, 2016)

/s/ Jose Antonio Gonzalez Ramsey

Signed by: Banco Internacional del Peru S.A.A. – INTERBANK: Jose Antonio Gonzalez Ramsey.—(December 06, 2016)

/s/ Jorge Luis Ramirez Rubio

Jorge Luis Ramirez Rubio.—(November 29, 2016)

/s/ Eduardo Laos de Lama

Eduardo Laos de Lama, Notary in and for Lima

UPON REQUEST OF THE INTERESTED PARTY, I HEREBY ISSUE THIS NOTARIAL COPY WHICH IS A TRUE COPY OF THE ORIGINAL DOCUMENT TO WHICH I REFER IF NECESSARY. THE DATE AND PAGE APPEAR ON THE PREVIOUS TRANSCRIPT PURSUANT TO ART. 86 OF THE NOTARY PUBLIC LEGISLATIVE DECREE AND IS DULY SIGNED BY THE APPEARING PARTIES AND AUTHORIZED BY THE NOTARY PUBLIC WHO CERTIFIES IT PURSUANT TO ART. 83 OF THE NOTARY PUBLIC LEGISLATIVE DECREE.

Lima, December 14, 2016

/s/ EDUARDO LAOS DE LAMA
EDUARDO LAOS DE LAMA – Notary in and for Lima

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